   As filed with the Securities and Exchange Commission on February 13, 1997

                           1933 Act File No. 33-11387
                           1940 Act File No. 811-4984

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ---------
                                   Form N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                        Post-Effective Amendment No. 19

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                Amendment No. 20


                           AMERICAN AADVANTAGE FUNDS
               (Exact name of registrant as specified in charter)

                           4333 Amon Carter Boulevard
                            Fort Worth, Texas 76155
                    (Address of principal executive offices)

Registrant's telephone number, including area code: (817)-967-3509

                          WILLIAM F. QUINN, PRESIDENT
                           4333 Amon Carter Boulevard
                            Fort Worth, Texas 76155
                    (Name and address of agent for service)

                                   Copies to:

                          CLIFFORD J. ALEXANDER, ESQ.
                              ROBERT J. ZUTZ, ESQ.
                           Kirkpatrick & Lockhart LLP
                        1800 Massachusetts Avenue, N.W.
                             Washington, D.C. 20036
                           Telephone: (202) 778-9000


It is proposed that this filing will become effective on April 14, 1997 pursuant to paragraph (a)(2) of Rule 485.

Registrant filed a Notice pursuant to Rule 24f-2 under the Investment Company Act of 1940 on December 20, 1996.

Registrant has adopted a Hub and Spoke (R) operating structure for each of its series except the American AAdvantage Short-Term Income Fund. This Post-Effective Amendment includes a signature page for the AMR Investment Services Trust and the Equity 500 Index Fund, each a hub trust.

                           AMERICAN AADVANTAGE FUNDS
                       CONTENTS OF REGISTRATION STATEMENT

This registration statement is comprised of the following:

               Cover Sheet

               Contents of Registration Statement

               Cross Reference Sheet

               Prospectus for the Institutional Class consisting of the following American AAdvantage Funds: Balanced Fund, Growth and Income Fund, International Equity Fund, Limited-Term Income, Fund Money Market Fund, Municipal Money Market Fund and U.S. Government Money Market Fund.

               Prospectus for the PlanAhead Class consisting of the following American AAdvantage Funds: Balanced Fund, Growth and Income Fund, International Equity Fund, Limited-Term Income Fund, Money Market Fund, Municipal Money Market Fund and U.S. Government Money Market Fund.

               Prospectus for the AMR Class consisting of the following
               American AAdvantage Funds: Balanced Fund, Growth and Income Fund, International Equity Fund, Limited-Term Income Fund and S&P 500 Index Fund.

               Prospectus for the the Platinum Class of the American AAdvantage Money Market Fund, American AAdvantage Municipal Money Market Fund, American AAdvantage U.S. Government Money Market Fund and American AAdvantage Money Market Mileage Fund.

               Prospectus of the American AAdvantage Short-Term Income Fund

               Statement of Additional Information for the AMR Class, Institutional Class and PlanAhead Class of the following
               American AAdvantage Funds: Balanced Fund, Growth and Income Fund, International Equity Fund, Limited-Term Income Fund, Money
               Market Fund, Municipal Money Market Fund, S&P 500 Index Fund and U.S. Treasury Money Market Fund.

               Statement of Additional Information for the Platinum Class of the American AAdvantage Money Market Fund, American AAdvantage Municipal Money Market Fund, American AAdvantage U.S. Government Money Market Fund and American AAdvantage Money Market Mileage Fund.

               Statement of Additional Information of the American AAdvantage Short-Term Income Fund

               Part C

               Signature Pages

               Exhibits

                           AMERICAN AADVANTAGE FUNDS
                              INSTITUTIONAL CLASS


                        FORM N-1A CROSS-REFERENCE SHEET


                                     Part A

Form N-1A
Item No.          PROSPECTUS CAPTION

1                 Cover Page

2                 Table of Fees and Expenses

3                 Financial Highlights; Yields and Total Returns

4 Cover Page; Introduction; Investment Objectives, Policies and Risks; Investment Restrictions

5                 Management and Administration of the Trust; Investment
                  Advisers

5A                Not Applicable

6 Dividends, Other Distributions and Tax Matters; General Information; Shareholder Communications

7 Management and Administration of the Trust; Purchase, Redemption and Valuation of Shares

8                 Purchase, Redemption and Valuation of Shares

9                 Inapplicable



                                     Part B

                  STATEMENT OF ADDITIONAL
N-1A Item No.       INFORMATION CAPTION

10                Cover Page

11                Table of Contents

12                Not Applicable

13                Investment Restrictions; Approach to Stock Selection;
                  Other Information

14                Trustees and Officers of the Trust and the AMR Trust

15                Control Persons and 5% Shareholders

16                Management, Administrative Services and Distribution Fees;
                  Investment Advisory Agreements

17                Portfolio Securities Transactions

18                Description of the Trust; Other Information

19                Net Asset Value; Redemptions in Kind

20                Tax Information

21                Inapplicable

22                Yield and Total Return Quotations

23                Financial Statements

                           AMERICAN AADVANTAGE FUNDS
                                PLANAHEAD CLASS


                        FORM N-1A CROSS-REFERENCE SHEET


                                     Part A

Form N-1A
Item No.          PROSPECTUS CAPTION

1                 Cover Page

2                 Table of Fees and Expenses

3                 Financial Highlights; Yields and Total Returns

4 Cover Page; Introduction; Investment Objectives, Policies and Risks; Investment Restrictions

5                 Management and Administration of the Trust; Investment
                  Advisers

5A                Not Applicable

6 Dividends, Other Distributions and Tax Matters; General Information; Shareholder Communications

7 Management and Administration of the Trust; How to Purchase Shares; Retirement Accounts; Distribution of Trust Shares; Valuation of Shares

8                 How to Redeem Shares; Exchange Privilege

9                 Inapplicable



                                     Part B

                  STATEMENT OF ADDITIONAL
N-1A Item No.     INFORMATION CAPTION

10                Cover Page

11                Table of Contents

12                Not Applicable

13                Investment Restrictions; Approach to Stock Selection; Other
                  Information

14                Trustees and Officers of the Trust and the AMR Trust

15                Control Persons and 5% Shareholders

16                Management, Administrative Services and Distribution Fees;
                  Investment Advisory Agreements

17                Portfolio Securities Transactions

18                Description of the Trust; Other Information

19                Net Asset Value; Redemptions in Kind

20                Tax Information

21                Inapplicable

22                Yield and Total Return Quotations

23                Financial Statements

                           AMERICAN AADVANTAGE FUNDS
                                   AMR CLASS

                        FORM N-1A CROSS-REFERENCE SHEET


                                     Part A

Form N-1A
Item No.          PROSPECTUS CAPTION

1                 Cover Page

2                 Table of Fees and Expenses

3                 Financial Highlights; Yields and Total Returns

4 Cover Page; Introduction; Investment Objectives, Policies and Risks; Investment Restrictions

5                 Management and Administration of the Trusts; Investment
                  Advisers

5A                Not Applicable

6 Dividends, Other Distributions and Tax Matters; General Information; Shareholder Communications

7 Management and Administration of the Trusts; Purchase, Redemption and Valuation of Shares

8                 Purchase, Redemption and Valuation of Shares

9                 Inapplicable



                                     Part B

                           STATEMENT OF ADDITIONAL
N-1A Item No.       INFORMATION CAPTION

10                Cover Page

11                Table of Contents

12                Not Applicable

13                Investment Restrictions; Approach to Stock Selection; Other
                  Information

14                Trustees  and  Officers  of the Trust and the AMR Trust;
                  Trustees  and  Officers of the Equity 500 Index Portfolio

15                Control Persons and 5% Shareholders

16                Management, Administrative Services and Distribution Fees;
                  Investment Advisory Agreements

17                Portfolio Securities Transactions

18                Description of the Trust; Other Information

19                Net Asset Value; Redemptions in Kind

20                Tax Information

21                Inapplicable

22                Yield and Total Return Quotations

23                Financial Statements

                           AMERICAN AADVANTAGE FUNDS
                                 PLATINUM CLASS


                        FORM N-1A CROSS-REFERENCE SHEET


                                     Part A

Form N-1A
Item No.          PROSPECTUS CAPTION

1                 Cover Page

2                 Table of Fees and Expenses

3                 Financial Highlights; Yields and Total Return

4 Cover Page; Introduction; Investment Objectives, Policies and Risks; Investment Restrictions

5                 Management and Administration of the Trust; Investment
                  Advisers

5A                Not Applicable

6                 Dividends and Tax Matters; General Information; Shareholder
                  Communications

7 Management and Administration of the Trusts; AAdvantage(R) Miles; How to Purchase Shares; Valuation of Shares

8                 How to Redeem Shares

9                 Inapplicable



                                     Part B

                  STATEMENT OF ADDITIONAL
N-1A Item No.       INFORMATION CAPTION

10                Cover Page

11                Table of Contents

12                Not Applicable

13                Investment Restrictions; Other Information

14                Trustees and Officers of the Trusts and the AMR Trust

15                Control Persons and 5% Shareholders

16                Management, Administrative Services and Distribution Fees

17                Portfolio Securities Transactions

18                Description of the Trust; Other Information

19                Net Asset Value; Redemptions in Kind

20                Tax Information

21                Inapplicable

22                Yield and Total Return Quotations

23                Financial Statements

                           AMERICAN AADVANTAGE FUNDS
                   AMERICAN AADVANTAGE SHORT-TERM INCOME FUND


                        FORM N-1A CROSS-REFERENCE SHEET


                                     Part A

Form N-1A
Item No.          PROSPECTUS CAPTION

1                 Cover Page

2                 Table of Fees and Expenses

3                 Yield and Total Returns

4 Cover Page; Introduction; Investment Objective, Policies and Risks; Investment Restrictions

5                 Management and Administration of the Trust;

5A                Not Applicable

6                 Information Concerning Shares of the Trust

7 Management and Administration of the Trust; Purchase, Redemption and Valuation of Shares

8                 Purchase, Redemption and Valuation of Shares, Redemptions in
                  Kind

9                 Inapplicable



                                     Part B

                  STATEMENT OF ADDITIONAL
N-1A Item No.       INFORMATION CAPTION

10                Cover Page

11                Table of Contents

12                Not Applicable

13                Investment Restrictions; Other Information

14                Trustees and Officers of the Trust

15                Not Applicable

16                Distribution Fees

17                Portfolio Securities Transactions

18                Description of the Trust; Other Information

19                Net Asset Value

20                Tax Information

21                Inapplicable

22                Not Applicable

23                Not Applicable


PART C.  OTHER INFORMATION

Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

THIS PROSPECTUS contains important information about the INSTITUTIONAL CLASS OF THE AMERICAN AADVANTAGE FUNDS ("Trust"), an open-end management investment company which consists of multiple investment portfolios. This prospectus pertains only to the seven funds listed on this cover page (individually referred to as a "Fund" and, collectively, the "Funds"). EACH FUND SEEKS ITS INVESTMENT OBJECTIVE BY INVESTING ALL OF ITS INVESTABLE ASSETS IN A CORRESPONDING PORTFOLIO (INDIVIDUALLY REFERRED TO AS A "PORTFOLIO" AND, COLLECTIVELY, "PORTFOLIOS") OF THE AMR INVESTMENT SERVICES TRUST ("AMR TRUST") WHICH HAS AN INVESTMENT OBJECTIVE IDENTICAL TO THE INVESTING FUND. The investment experience of each Fund will correspond directly with the investment experience of each Portfolio. Each Fund consists of multiple classes of shares designed to meet the needs of different groups of investors. Institutional Class shares are offered primarily to institutional investors, investing at least $2 million in the Funds. Investors should read this Prospectus carefully before making an investment decision and retain it for future reference.



IN ADDITION TO THIS PROSPECTUS, a Statement of Additional Information ("SAI") dated March 1, 1997 has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The SAI contains more detailed information about the Funds. For a free copy of the SAI, call 817-967-3509. For further information about the Institutional Class or for information on the other classes of shares, please refer to the appropriate address and phone number on the back cover of this Prospectus.



The Securities and Exchange Commission maintains a Web site
(http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding the Funds and the Portfolios.


AN INVESTMENT IN ANY OF THE MONEY MARKET FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THEY WILL BE ABLE TO MAINTAIN A STABLE PRICE OF $1.00 PER SHARE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY SUCH STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

               ----------------------------------
        [AMERICAN AADVANTAGE LOGO]
                    -- Institutional Class --
                          March 1, 1997

            Managed by AMR Investment Services, Inc.


BALANCED FUND
GROWTH AND INCOME FUND
INTERNATIONAL EQUITY FUND
LIMITED-TERM INCOME FUND
MONEY MARKET FUND
MUNICIPAL MONEY MARKET FUND

U.S. GOVERNMENT MONEY MARKET FUND


               ----------------------------------

The AMERICAN AADVANTAGE BALANCED FUND(SM) ("Balanced Fund") seeks income and capital appreciation by investing all of its investable assets in the Balanced Portfolio of the AMR Trust ("Balanced Portfolio") which in turn primarily invests in equity and debt securities (such as stocks and bonds).

The AMERICAN AADVANTAGE GROWTH AND INCOME FUND(SM) ("Growth and Income Fund") seeks long-term capital appreciation and current income by investing all of its investable assets in the Growth and Income Portfolio of the AMR Trust ("Growth and Income Portfolio") which in turn primarily invests in equity securities (such as stocks).

The AMERICAN AADVANTAGE INTERNATIONAL EQUITY FUND(SM) ("International Equity Fund") seeks long-term capital appreciation by investing all of its investable assets in the International Equity Portfolio of the AMR Trust ("International Equity Portfolio") which in turn primarily invests in equity securities of issuers based outside the United States (such as foreign stocks).

The AMERICAN AADVANTAGE LIMITED-TERM INCOME FUND(SM) ("Limited-Term Income Fund") seeks income and capital appreciation by investing all of its investable assets in the Limited-Term Income Portfolio of the AMR Trust ("Limited-Term Income Portfolio") which in turn primarily invests in debt obligations.


The AMERICAN AADVANTAGE MONEY MARKET FUND(SM) ("Money Market Fund"), AMERICAN AADVANTAGE MUNICIPAL MONEY MARKET FUND(SM) ("Municipal Money Market Fund") and AMERICAN AADVANTAGE U.S. GOVERNMENT MONEY MARKET FUND(SM) ("U.S. Government Money Market Fund", formerly the American AAdvantage U.S. Treasury Money Market
Fund) (collectively, the "Money Market Funds") each seeks current income, liquidity, and the maintenance of a stable price per share of $1.00 by investing all of its investable assets in the Money Market Portfolio of the AMR Trust ("Money Market Portfolio"), the Municipal Money Market Portfolio of the AMR Trust ("Municipal Money Market Portfolio") and the U.S. Government Money Market Portfolio of the AMR Trust ("U.S. Government Money Market Portfolio", formerly the American AAdvantage U.S. Treasury Money Market Portfolio), respectively (collectively the "Money Market Portfolios"), which in turn invest in high quality, short-term obligations. The Municipal Money Market Portfolio invests primarily in municipal obligations and the U.S. Government Money Market Portfolio invests exclusively in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and in repurchase agreements that are collateralized by such obligations.


Under a Hub and Spoke(R)(1) operating structure, each Fund seeks its investment objective by investing all of its investable assets in a corresponding Portfolio as described above. Each Portfolio's investment objective is identical to that of its corresponding Fund. Whenever the phrase "all of the Fund's investable assets" is used, it means that the only investment securities that will be held by a Fund will be that Fund's interest in its corresponding Portfolio. AMR Investment Services, Inc. ("Manager") provides investment management and administrative services to the Portfolios and administrative services to the Funds. This Hub and Spoke operating structure is different from that of many other investment companies which directly acquire and manage their own portfolios of securities. Accordingly, investors should carefully consider this investment approach. See "Investment Objectives, Policies and
Risks -- Additional Information About the Portfolios." A Fund may withdraw its investment in a corresponding Portfolio at any time if the Trust's Board of Trustees ("Board") determines that it would be in the best interest of that Fund and its shareholders to do so. Upon any such withdrawal, that Fund's assets would be invested in accordance with the investment policies and restrictions described in this Prospectus and the SAI.


--------------------------------------------------------------------------------

    Table of Fees and Expenses........................   3
    Financial Highlights..............................   3
    Introduction......................................   9
    Investment Objectives, Policies and Risks.........  10
    Investment Restrictions...........................  19
    Yields and Total Returns..........................  20
    Management and Administration of the Trust........  21
    Investment Advisers...............................  23
    Purchase, Redemption and Valuation of Shares......  25
    Dividends, Other Distributions and Tax Matters....  28
    General Information...............................  30
    Shareholder Communications........................  31


--------------------------------------------------------------------------------

---------------

(1) Hub and Spoke is a registered service mark of Signature Financial Group, Inc.
PROSPECTUS

TABLE OF FEES AND EXPENSES

     Annual Operating Expenses (as a percentage of average net assets):


                                                                                                                     U.S.
                                                              GROWTH    INTER-    LIMITED-            MUNICIPAL   GOVERNMENT
                                                               AND     NATIONAL     TERM     MONEY      MONEY       MONEY
                                                   BALANCED   INCOME    EQUITY     INCOME    MARKET    MARKET       MARKET
                                                     FUND      FUND      FUND       FUND      FUND      FUND         FUND
Management Fees                                      0.33%     0.33%      0.48%      0.25%    0.15%     0.15%        0.15%

12b-1 Fees                                           0.00      0.00       0.00       0.00     0.00      0.00         0.00

Other Expenses                                       0.29      0.29       0.37       0.35     0.09      0.18         0.17
                                                     ----       ---        ---        ---      ---     -----        -----

Total Operating Expenses                             0.62%     0.62%      0.85%      0.60%    0.24%     0.33%        0.32%
                                                     ----       ---        ---        ---      ---     -----        -----
                                                     ----       ---        ---        ---      ---     -----        -----



    The above expenses reflect the expenses of each Fund and the Portfolio in which it invests. The Board believes that the aggregate per share expenses of each Fund and its corresponding Portfolio will be approximately equal to the expenses that the Fund would incur if its assets were invested directly in the type of securities held by the Portfolio.


EXAMPLES

    An Institutional Class investor in each Fund would directly or indirectly pay on a cumulative basis the following expenses on a $1,000 investment assuming a 5% annual return:


                                                              1 YEAR          3 YEARS          5 YEARS          10 YEARS
Balanced Fund                                                   $6              $20              $35              $77

Growth and Income Fund                                           6               20               35               77

International Equity Fund                                        9               27               47              105

Limited-Term Income Fund                                         6               19               33               75

Money Market Fund                                                2                8               14               31

Municipal Money Market Fund                                      3               11               19               42
U.S. Government Money Market Fund                                3               10               18               41


    The purpose of the table above is to assist a potential investor in understanding the various costs and expenses to be incurred directly or indirectly as a shareholder in the Institutional Class of a Fund. Additional information may be found under "Management and Administration of the Trust" and "Investment Advisers."

THE FOREGOING EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN AND PERFORMANCE MAY BE BETTER OR WORSE THAN THE 5% ANNUAL RETURN ASSUMED IN THE EXAMPLES.

FINANCIAL HIGHLIGHTS

The financial highlights in the following tables have been derived from financial statements of the Trust. The information has been audited by Ernst & Young LLP, independent auditors. Such information should be read in conjunction with the financial statements and the report of the independent auditors appearing in the Annual Report incorporated by reference in the SAI, which contains further information about performance of the Funds and can be obtained by investors without charge.

                                                                      PROSPECTUS

                            (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                    BALANCED FUND -- INSTITUTIONAL CLASS
                                    ---------------------------------------------------------------------

                                                           YEAR ENDED OCTOBER 31,
                                    ---------------------------------------------------------------------
                                    1996(5)(6)    1995(4)(5)   1994(3)       1993       1992       1991
                                    ---------------------------------------------------------------------
Net asset value, beginning of
period                               $  13.95      $  12.36    $  13.23    $  11.99   $  11.60   $   9.87
                                      -------       -------       -----       -----      -----      -----
Income from investment operations:
 Net investment income                   0.59(7)       0.54        0.57        0.49       0.55       0.58
 Net gains or (losses) on
  securities (both realized and
  unrealized)                            1.61(7)       1.71       (0.54)       1.57       0.41       1.79
                                      -------       -------       -----       -----      -----      -----
Total from investment operations         2.20          2.25        0.03        2.06       0.96       2.37
                                      -------       -------       -----       -----      -----      -----
Less distributions:
 Dividends from net investment
  income                                (0.57)        (0.52)      (0.56)      (0.52)     (0.56)     (0.64)
 Distributions from net realized
  gains on securities                   (0.44)        (0.14)      (0.34)      (0.30)     (0.01)        --
                                      -------       -------       -----       -----      -----      -----
Total distributions                     (1.01)        (0.66)      (0.90)      (0.82)     (0.57)     (0.64)
                                      -------       -------       -----       -----      -----      -----
Net asset value, end of period       $  15.14      $  13.95    $  12.36    $  13.23   $  11.99   $  11.60
                                      -------       -------       -----       -----      -----      -----
                                      -------       -------       -----       -----      -----      -----
Total return (annualized)(8)            16.46%        19.39%      (0.08%)     19.19%      8.75%     25.35%
                                      -------       -------       -----       -----      -----      -----
                                      -------       -------       -----       -----      -----      -----
Ratios/supplemental data:
 Net assets, end of period (in
  thousands)                         $298,009      $249,913    $222,873(13) $532,543  $370,087   $311,906
 Ratios to average net
  assets(9)(10)(11):
  Expenses                               0.62%(7)      0.63%       0.36%       0.34%      0.35%      0.37%
  Net investment income                  4.00%(7)      4.30%       4.77%       4.91%      5.31%      6.06%
 Portfolio turnover rate(12)               76%           73%         48%         83%        80%        55%
 Average commission rate paid(12)    $ 0.0409            --          --          --         --         --

                                        BALANCED FUND -- INSTITUTIONAL CLASS
                                    --------------------------------------------
                                                                       PERIOD
                                        YEAR ENDED OCTOBER 31,          ENDED
                                    ------------------------------   OCTOBER 31,
                                    1990(2)      1989       1988       1987(1)
                                    --------------------------------------------
Net asset value, beginning of
period                              $  11.05   $  10.13   $   9.08    $  10.00
                                       -----      -----      -----    --------
Income from investment operations:
 Net investment income                  0.57       0.53       0.56        0.16
 Net gains or (losses) on
  securities (both realized and
  unrealized)                          (1.18)      0.90       0.73       (1.08)
                                       -----      -----      -----    --------
Total from investment operations       (0.61)      1.43       1.29       (0.92)
                                       -----      -----      -----    --------
Less distributions:
 Dividends from net investment
  income                               (0.51)     (0.51)     (0.24)         --
 Distributions from net realized
  gains on securities                  (0.06)        --         --          --
                                       -----      -----      -----    --------
Total distributions                    (0.57)     (0.51)     (0.24)         --
                                       -----      -----      -----    --------
Net asset value, end of period      $   9.87   $  11.05   $  10.13    $   9.08
                                       -----      -----      -----    --------
                                       -----      -----      -----    --------
Total return (annualized)(8)           (5.24%)    15.49%     14.63%     (31.84%)
                                       -----      -----      -----    --------
                                       -----      -----      -----    --------
Ratios/supplemental data:
 Net assets, end of period (in
  thousands)                        $233,702   $210,119   $147,581    $118,985
 Ratios to average net
  assets(9)(10)(11):
  Expenses                              0.44%      0.47%      0.52%       0.45%
  Net investment income                 6.50%      6.32%      6.25%       5.59%
 Portfolio turnover rate(12)              62%        78%        77%         17%
 Average commission rate paid(12)         --         --         --          --


 (1) The Balanced Fund commenced active operations on July 17, 1987.

 (2) Penmark Investments, Inc. was replaced by Independence Investment Associates, Inc. as an investment adviser to the Fund as of the close of business on February 28, 1990.

 (3) Average shares outstanding for the period rather than end of period shares were used to compute net investment income per share.

 (4) GSB Investment Management, Inc. was added as an investment adviser to the Balanced Fund on January 1, 1995.


 (5) Class expenses per share were subtracted from net investment income per share for the Fund before class expenses to determine net investment income per share.



 (6) Brandywine Asset Management, Inc. replaced Capital Guardian Trust Company as an investment adviser to the Fund as of April 1, 1996.



 (7) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the Balanced Portfolio.



 (8) Total return is calculated assuming an initial investment is made at the net asset value last calculated on the business day before the first day of each period reported, reinvestment of all dividends and capital gains distributions on the payable date, accrual for the maximum shareholder services fee of .30% (for periods prior to August 1, 1994) and a sale at net asset value on the last day of each period reported.



 (9) Effective August 1, 1994, expenses include administrative services fees paid by the Fund to the Manager. Prior to that date, expenses exclude shareholder services fees paid directly by shareholders to the Manager, which amounted to approximately $.01 per share in each period on an annualized basis.



(10) The method of determining average net assets was changed from a monthly average to a daily average starting with the year ended October 31, 1994.



(11) Annualized.



(12) On November 1, 1995 the Balanced Fund invested all of its investable assets in the Balanced Portfolio. Portfolio turnover rate and average commission rate paid for the year ended October 31, 1996 are those of the Balanced Portfolio. Calculation and disclosure of the average commission rate paid was not required in prior years.



(13) On August 1, 1994, assets of AMR Corporation and its employee benefit plans were transferred to the AMR Class of the Fund.


PROSPECTUS

                             (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                GROWTH AND INCOME FUND--INSTITUTIONAL CLASS
                                     ------------------------------------------------------------------

                                                           YEAR ENDED OCTOBER 31,
                                     ------------------------------------------------------------------
                                     1996(5)(6)    1995(5)   1994(4)       1993     1992(3)      1991
                                     ------------------------------------------------------------------
Net asset value, beginning of
period                                $ 15.91      $ 14.19   $ 14.63     $  12.79   $  12.10   $   9.47
                                      -------        -----     -----        -----      -----      -----
Income from investment operations:
 Net investment income                   0.42(7)      0.41      0.43         0.36       0.39       0.42
 Net gains (losses) on securities
  (both realized and unrealized)         3.15(7)      2.28      0.08         2.21       0.77       2.70
                                      -------        -----     -----        -----      -----      -----
Total from investment operations         3.57         2.69      0.51         2.57       1.16       3.12
                                      -------        -----     -----        -----      -----      -----
Less distributions:
 Dividends from net investment
  income                                (0.41)       (0.43)    (0.41)       (0.37)     (0.39)     (0.49)
 Distributions from net realized
  gains on securities                   (0.57)       (0.54)    (0.54)       (0.36)     (0.08)        --
                                      -------        -----     -----        -----      -----      -----
Total distributions                     (0.98)       (0.97)    (0.95)       (0.73)     (0.47)     (0.49)
                                      -------        -----     -----        -----      -----      -----
Net asset value,
end of period                         $ 18.50      $ 15.91   $ 14.19     $  14.63   $  12.79   $  12.10
                                      -------        -----     -----        -----      -----      -----
                                      -------        -----     -----        -----      -----      -----
Total return (annualized)(8)            23.37%       20.69%     3.36%       21.49%     10.00%     33.83%
                                      -------        -----     -----        -----      -----      -----
                                      -------        -----     -----        -----      -----      -----
Ratio/supplemental data:
 Net assets,
  end of period
  (in thousands)                      $81,183      $71,608   $22,737>(13) $477,088  $339,739   $264,628
 Ratios to average
  net assets(9)(10)(11):
   Expenses                              0.62%(7)     0.62%     0.33%        0.34%      0.36%      0.37%
   Net investment income                 2.55%(7)     2.84%     3.28%        3.12%      3.57%      4.19%
 Portfolio turnover rate(12)               40%          26%       23%          30%        35%        52%
 Average commission rate paid(12)     $0.0412           --        --           --         --         --

                                     GROWTH AND INCOME FUND--INSTITUTIONAL CLASS
                                     --------------------------------------------
                                                                        PERIOD
                                         YEAR ENDED OCTOBER 31,          ENDED
                                     ------------------------------   OCTOBER 31,
                                     1990(2)      1989       1988       1987(1)
                                     --------------------------------------------
Net asset value, beginning of
period                               $  11.59   $   9.96   $   8.30    $  10.00
                                        -----      -----      -----     -------
Income from investment operations:
 Net investment income                   0.42       0.42       0.42        0.10
 Net gains (losses) on securities
  (both realized and unrealized)        (1.94)      1.59       1.40       (1.80)
                                        -----      -----      -----     -------
Total from investment operations        (1.52)      2.01       1.82       (1.70)
                                        -----      -----      -----     -------
Less distributions:
 Dividends from net investment
  income                                (0.43)     (0.38)     (0.16)         --
 Distributions from net realized
  gains on securities                   (0.17)        --         --          --
                                        -----      -----      -----     -------
Total distributions                     (0.60)     (0.38)     (0.16)         --
                                        -----      -----      -----     -------
Net asset value,
end of period                        $   9.47   $  11.59   $   9.96    $   8.30
                                        -----      -----      -----     -------
                                        -----      -----      -----     -------
Total return (annualized)(8)           (13.52%)    20.94%     22.20%     (58.51%)
                                        -----      -----      -----     -------
                                        -----      -----      -----     -------
Ratio/supplemental data:
 Net assets,
  end of period
  (in thousands)                     $182,430   $187,869   $140,073    $134,796
 Ratios to average
  net assets(9)(10)(11):
   Expenses                              0.45%      0.45%      0.53%       0.43%
   Net investment income                 4.49%      4.40%      4.20%       3.68%
 Portfolio turnover rate(12)               41%        50%        56%         22%
 Average commission rate paid(12)          --         --         --          --


 (1) The Growth and Income Fund commenced active operations on July 17, 1987.

 (2) GSB Investment Management, Inc. was added as an investment adviser to the Growth and Income Fund on April 10, 1990.

 (3) The assets of the Growth and Income Fund previously managed by Atlanta Capital Management were transferred to GSB Investment Management, Inc. as of the close of business on December 5, 1991.

 (4) Average shares outstanding for the period rather than end of period shares were used to compute net investment income per share.


 (5) Class expenses per share were subtracted from net investment income per share for the Fund before class expenses to determine net investment income per share.



 (6) Brandywine Asset Management, Inc. replaced Capital Guardian Trust Company as an investment adviser to the Fund as of April 1, 1996.



 (7) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the Growth and Income Portfolio.



 (8) Total return is calculated assuming an initial investment is made at the net asset value last calculated on the business day before the first day of each period reported, reinvestment of all dividends and capital gains distributions on the payable date, accrual for the maximum shareholder services fee of .30% (for periods prior to August 1, 1994) and a sale at net asset value on the last day of each period reported.



 (9) Effective August 1, 1994, expenses include administrative services fees paid by the Fund to the Manager. Prior to that date, expenses exclude shareholder services fees paid directly by shareholders to the Manager, which amounted to less than $.01 per share in each period on an annualized basis.



(10) The method of determining average net assets was changed from a monthly average to a daily average starting with the year ended October 31, 1994.



(11) Annualized.



(12) On November 1, 1995 the Growth and Income Fund invested all of its investable assets in the Growth and Income Portfolio. Portfolio turnover rate and average commission rate paid for the year ended October 31, 1996 are those of the Growth and Income Portfolio. Calculation and disclosure of the average commission rate paid was not required in prior years.



(13) On August 1, 1994, assets of AMR Corporation and its employee benefit plans were transferred to the AMR Class of the Fund.


                                                                      PROSPECTUS

                               (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)


                                                                  INTERNATIONAL EQUITY FUND--INSTITUTIONAL CLASS
                                                    --------------------------------------------------------------------------
                                                                      YEAR ENDED OCTOBER 31,                      PERIOD ENDED
                                                    ----------------------------------------------------------    OCTOBER 31,
                                                    1996(5)      1995(5)    1994(3)(4)      1993(2)     1992        1991(1)
                                                    --------------------------------------------------------------------------
Net asset value, beginning of period                $ 13.29      $ 12.87     $ 12.07        $  8.93    $ 10.13      $ 10.00
                                                     ------       ------    --------         ------     ------     --------
Income from investment operations:
 Net investment income                                 0.28(6)      0.27        0.32           0.17       0.12           --
 Net gains (losses) on securities (both realized
  and unrealized)                                      1.95(6)      0.68        1.10           3.09      (1.31)        0.13
                                                     ------       ------    --------         ------     ------     --------
Total from investment operations                       2.23         0.95        1.42           3.26      (1.19)        0.13
                                                     ------       ------    --------         ------     ------     --------
Less distributions:
 Dividends from net investment income                 (0.27)       (0.21)      (0.17)         (0.12)     (0.01)          --
 Distributions from net realized gains
  on securities                                       (0.24)       (0.32)      (0.45)            --         --           --
                                                     ------       ------    --------         ------     ------     --------
Total distributions                                   (0.51)       (0.53)      (0.62)         (0.12)     (0.01)          --
                                                     ------       ------    --------         ------     ------     --------
Net asset value, end of period                      $ 15.01      $ 13.29     $ 12.87        $ 12.07    $  8.93      $ 10.13
                                                     ------       ------    --------         ------     ------     --------
                                                     ------       ------    --------         ------     ------     --------
Total return (annualized)(7)                          17.27%        7.90%      11.77%         36.56%    (12.07%)       5.69%
                                                     ------       ------    --------         ------     ------     --------
                                                     ------       ------    --------         ------     ------     --------
Ratios/supplemental data:
 Net assets, end of period (in thousands)           $62,992      $25,757     $23,115(13)    $66,652    $38,837      $10,536
 Ratios to average net assets
  (annualized)(8)(9)(10):
  Expenses                                             0.85%(6)     0.85%       0.61%          0.78%      1.17%        1.90%(11)
  Net investment income                                2.19%(6)     2.37%       2.74%          2.00%      2.04%        0.38%(11)
 Portfolio turnover rate(12)                             19%          21%         37%            61%        21%           2%
 Average commission rate paid(12)                   $0.0192           --          --             --         --           --


 (1) The International Equity Fund commenced active operations on August 7,
     1991.

 (2) HD International Limited was replaced by Hotchkis and Wiley as an investment adviser to the International Equity Fund as of the close of business on May 21, 1993.

 (3) Morgan Stanley Asset Management Inc. was added as an investment adviser to the International Equity Fund as of August 1, 1994.

 (4) Average shares outstanding for the period rather than end of period shares were used to compute net investment income per share.


 (5) Class expenses per share were subtracted from net investment income per share for the Fund before class expenses to determine net investment income per share.



 (6) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the International Equity Portfolio.



 (7) Total return is calculated assuming an initial investment is made at the net asset value last calculated on the business day before the first day of each period reported, reinvestment of all dividends and capital gains distributions on the payable date, accrual for the maximum shareholder services fee of .30% (for periods prior to August 1, 1994) and a sale at net asset value on the last day of each period reported.



 (8) Effective August 1, 1994, expenses include administrative services fees paid by the Fund to the Manager. Prior to that date, expenses exclude shareholder services fees paid directly by shareholders to the Manager, which amounted to less than $.04 per share in each period on an annualized basis and were waived by the Manager for the period ended October 31, 1991.



 (9) The method of determining average net assets was changed from a monthly average to a daily average starting with the year ended October 31, 1994.



(10) Annualized.



(11) Estimated based on expected annual expenses and actual average net assets.



(12) On November 1, 1995 the International Equity Fund invested all of its investable assets in the International Equity Portfolio. Portfolio turnover rate and average commission rate paid for the year ended October 31, 1996 are those of the International Equity Portfolio. Calculation and disclosure of the average commission rate paid was not required in prior years.



(13) On August 1, 1994 assets of AMR Corporation and its employee benefit plans were transferred to the AMR Class of the Fund.


PROSPECTUS

                         (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                             LIMITED-TERM INCOME FUND--INSTITUTIONAL CLAS
                                             --------------------------------------------
                                                        YEAR ENDED OCTOBER 31,
                                             --------------------------------------------
                                               1996         1995     1994(3)       1993
                                             --------------------------------------------
Net asset value, beginning of period         $   9.82     $   9.67   $  10.23    $  10.13
                                                -----        -----      -----       -----
Income from investment operations:
 Net investment income                           0.62(4)      0.62       0.52        0.58
 Net gains or (losses) on securities (both
   realized and unrealized)                     (0.14)(4)     0.15      (0.46)       0.15
                                                -----        -----      -----       -----
Total from investment operations                 0.48         0.77       0.06        0.73
                                                -----        -----      -----       -----
Less distributions:
 Dividends from net investment income           (0.62)       (0.62)     (0.52)      (0.58)
 Distributions from net realized gains on
   securities                                      --           --      (0.10)      (0.05)
                                                -----        -----      -----       -----
Total distributions                             (0.62)       (0.62)     (0.62)      (0.63)
                                                -----        -----      -----       -----
Net asset value, end of period               $   9.68     $   9.82   $   9.67    $  10.23
                                                -----        -----      -----       -----
                                                -----        -----      -----       -----
Total return (annualized)(5)                     5.10%        8.18%      0.42%       7.20%
                                                -----        -----      -----       -----
                                                -----        -----      -----       -----
Ratios/supplemental data:
 Net assets, end of period (in thousands)    $108,929     $137,293   $112,141(10) $238,874
 Ratios to average net assets(6)(7)(8):
   Expenses                                      0.60%(4)     0.60%      0.31%       0.26%
   Net investment income                         6.41%(4)     6.36%      5.26%       5.76%
 Portfolio turnover rate(9)                       304%         183%        94%        176%

                                                LIMITED-TERM INCOME FUND--INSTITUTIONAL CLASS
                                            ------------------------------------------------------
                                                    YEAR ENDED OCTOBER 31,            PERIOD ENDED
                                            ---------------------------------------   OCTOBER 31,
                                              1992     1991(2)     1990      1989       1988(1)
                                            ------------------------------------------------------
Net asset value, beginning of period        $  10.07   $   9.76   $  9.94   $ 10.12     $ 10.00
                                               -----      -----     -----     -----    --------
Income from investment operations:
 Net investment income                          0.75       0.83      0.92      0.96        0.64
 Net gains or (losses) on securities (both
   realized and unrealized)                     0.06       0.31     (0.18)    (0.12)       0.05
                                               -----      -----     -----     -----    --------
Total from investment operations                0.81       1.14      0.74      0.84        0.69
                                               -----      -----     -----     -----    --------
Less distributions:
 Dividends from net investment income          (0.75)     (0.83)    (0.92)    (1.02)      (0.57)
 Distributions from net realized gains on
   securities                                     --         --        --        --          --
                                               -----      -----     -----     -----    --------
Total distributions                            (0.75)     (0.83)    (0.92)    (1.02)      (0.57)
                                               -----      -----     -----     -----    --------
Net asset value, end of period              $  10.13   $  10.07   $  9.76   $  9.94     $ 10.12
                                               -----      -----     -----     -----    --------
                                               -----      -----     -----     -----    --------
Total return (annualized)(5)                    7.94%     11.87%     7.51%     7.62%       7.41%
                                               -----      -----     -----     -----    --------
                                               -----      -----     -----     -----    --------
Ratios/supplemental data:
 Net assets, end of period (in thousands)   $209,928   $141,629   $83,265   $60,507     $40,855
 Ratios to average net assets(6)(7)(8):
   Expenses                                     0.27%      0.35%     0.48%     0.59%       0.50%
   Net investment income                        7.40%      8.42%     9.44%     9.77%       8.01%
 Portfolio turnover rate(9)                      133%       165%      156%      158%        127%


 (1) The Limited-Term Income Fund commenced active operations on December 3,
     1987.

 (2) AMR Investment Services, Inc. began portfolio management of the Limited-Term Income Fund on March 1, 1991, replacing Brown Brothers, Harriman & Co. and Barrow, Hanley, Mewhinney & Strauss, Inc.

 (3) Average shares outstanding for the period rather than end of period shares were used to compute net investment income per share.


 (4) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the Limited-Term Income Portfolio.



 (5) Total return is calculated assuming an initial investment is made at the net asset value last calculated on the business day before the first day of each period reported, reinvestment of all dividends and capital gains distributions on the payable date, accrual for the maximum shareholder services fee of .30% (for periods prior to August 1, 1994) and a sale at net asset value on the last day of each period reported.



 (6) Effective August 1, 1994, expenses include administrative services fees paid by the Fund to the Manager. Prior to that date, expenses exclude shareholder services fees paid directly by shareholders to the Manager. Such fees amounted to less than $.03 per share in each period on an annualized basis.



 (7) The method of determining average net assets was changed from a monthly average to a daily average starting with the year ended October 31, 1994.



 (8) Annualized.



 (9) On November 1, 1995 the Limited-Term Income Fund invested all of its investable assets in the Limited-Term Income Portfolio. Portfolio turnover rate for the year ended October 31, 1996 is that of the Limited-Term Income Portfolio.



(10) On August 1, 1994, assets of AMR Corporation and its employee benefit plans were transferred to the AMR Class of the Fund.


                                                                      PROSPECTUS

                          (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                   MONEY MARKET FUND--INSTITUTIONAL CLASS
                                ----------------------------------------------------------------------------
                                                           YEAR ENDED OCTOBER 31,
                                ----------------------------------------------------------------------------
                                   1996            1995       1994(2)        1993         1992        1991
                                ----------------------------------------------------------------------------
Net asset value, beginning of
period                          $     1.00      $     1.00   $     1.00   $     1.00   $     1.00   $   1.00
                                    ------          ------       ------       ------       ------      -----
Net investment income                 0.05(3)         0.06         0.04         0.03         0.04       0.07
Less dividends from net
 investment income                   (0.05)          (0.06)       (0.04)       (0.03)       (0.04)     (0.07)
                                    ------          ------       ------       ------       ------      -----
Net asset value, end of period  $     1.00      $     1.00   $     1.00   $     1.00   $     1.00   $   1.00
                                    ------          ------       ------       ------       ------      -----
                                    ------          ------       ------       ------       ------      -----
Total return (annualized)             5.57%           5.96%        3.85%        3.31%        4.41%      7.18%
                                    ------          ------       ------       ------       ------      -----
                                    ------          ------       ------       ------       ------      -----
Ratios/supplemental data:
 Net assets, end of period
  (in thousands)                $1,406,939      $1,206,041   $1,893,144   $2,882,947   $2,223,829   $715,280
 Ratios to average net assets
  (4)(5)(6):
  Expenses                            0.24%(3)        0.23%        0.21%        0.23%        0.26%      0.24%
  Net investment income               5.41%(3)        5.79%        3.63%        3.23%        4.06%      6.93%

                                   MONEY MARKET FUND--INSTITUTIONAL CLASS
                                ---------------------------------------------
                                    YEAR ENDED OCTOBER 31,       PERIOD ENDED
                                ------------------------------   OCTOBER 31,
                                  1990       1989       1988       1987(1)
                                ---------------------------------------------
Net asset value, beginning of
period                          $   1.00   $   1.00   $   1.00     $  1.00
                                   -----      -----      -----    --------
Net investment income               0.08       0.09       0.08        0.01
Less dividends from net
 investment income                 (0.08)     (0.09)     (0.08)      (0.01)
                                   -----      -----      -----    --------
Net asset value, end of period  $   1.00   $   1.00   $   1.00     $  1.00
                                   -----      -----      -----    --------
                                   -----      -----      -----    --------
Total return (annualized)           8.50%      9.45%      7.54%       6.70%
                                   -----      -----      -----    --------
                                   -----      -----      -----    --------
Ratios/supplemental data:
 Net assets, end of period
  (in thousands)                $745,405   $385,916   $330,230     $71,660
 Ratios to average net assets
  (4)(5)(6):
  Expenses                          0.20%      0.22%      0.28%       0.48%
  Net investment income             8.19%      9.11%      7.54%       6.78%


(1) The Money Market Fund commenced active operations on September 1, 1987.

(2) Average shares outstanding for the period rather than end of period shares were used to compute net investment income per share.


(3) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the Money Market Portfolio.



(4) The method of determining average net assets was changed from a monthly average to a daily average starting with the year ended October 31, 1992.



(5) Effective October 1, 1990, expenses include administrative services fees paid by the Fund to the Manager. Prior to that date, expenses exclude shareholder services fees paid directly by shareholders to the Manager, which amounted to less than $.01 per share in each period on an annualized basis.



(6) Annualized.


PROSPECTUS

                        (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)


                                      MUNICIPAL MONEY MARKET FUND-                  U.S. GOVERNMENT MONEY MARKET FUND-
                                           INSTITUTIONAL CLASS                              INSTITUTIONAL CLASS
                                  -------------------------------------   -------------------------------------------------------
                                                              PERIOD                                                    PERIOD
                                  YEAR ENDED OCTOBER 31,       ENDED               YEAR ENDED OCTOBER 31,                ENDED
                                  -----------------------   OCTOBER 31,   -----------------------------------------   OCTOBER 31,
                                   1996          1995         1994(1)      1996         1995     1994(2)     1993       1992(1)
                                  -------------------------------------   -------------------------------------------------------
Net asset value, beginning of
period                            $ 1.00        $ 1.00        $ 1.00      $  1.00      $  1.00   $  1.00   $   1.00     $  1.00
                                    ----        ------       -------        -----       ------     -----     ------     -------
Net investment income               0.04(3)       0.04          0.02         0.05         0.06      0.04       0.03        0.02
Less dividends from
 net investment income             (0.04)        (0.04)        (0.02)       (0.05)(3)    (0.06)    (0.04)     (0.03)      (0.02)
                                    ----        ------      --------        -----       ------     -----     ------     -------
Net asset value,
end of period                     $ 1.00        $ 1.00        $ 1.00      $  1.00      $  1.00   $  1.00   $   1.00     $  1.00
                                    ----        ------      --------        -----       ------     -----     ------     -------
                                    ----        ------      --------         ----       ------     -----     ------     -------
Total return
(annualized)(4)                     3.59%         3.75%         2.44%        5.29%        5.67%     3.70%      3.07%       3.61%
                                    ----        ------      --------        -----       ------     -----     ------     -------
                                    ----        ------      --------         ----       ------     -----     ------     -------
Ratios/supplemental data:
 Net assets, end of period
  (in thousands)                  $    6        $    7        $9,736      $25,595      $47,184   $67,607   $136,813     $91,453
 Ratios to average net
  assets(5)(6)(7):
  Expenses                          0.27%(3)      0.35%         0.30%        0.32%(3)     0.32%     0.25%      0.23%       0.27%(8)
  Net investment income             3.49%(3)      3.70%         2.38%        5.16%(3)     5.49%     3.44%      2.96%       3.46%(8)



(1) The U.S. Government Money Market Fund commenced active operations on March 2, 1992 and the Municipal Money Market Fund commenced active operations on November 10, 1993. Prior to March 1, 1997, the U.S. Government Money Market Fund was known as the American AAdvantage U.S. Treasury Money Market Fund and operated under different investment policies.


(2) Average shares outstanding for the period rather than end of period shares were used to compute net investment income per share.


(3) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the U.S. Government Money Market Portfolio and the Municipal Money Market Portfolio, respectively.



(4) Total returns for the Municipal Money Market Fund exclude management and administrative services fees waived by the Manager. Had the Fund paid such fees, total returns would have been 2.24% for the period ended October 31, 1994 and 3.54% for the year ended October 31, 1995.



(5) The method of determining average net assets was changed from a monthly average to a daily average starting with the period ended October 31, 1994.



(6) Operating results for the Municipal Money Market Fund exclude management and administrative services fees waived by the Manager. Had the Fund paid such fees, the ratio of expenses and net investment income to average net assets would have been 0.50% and 2.18%, respectively, for the period ended October 31, 1994, 0.55% and 3.50%, respectively, for the period ended October 31, 1995 and 0.33% and 3.43%, respectively, for the period ended October 31, 1996.



(7) Annualized.



(8) Estimated based on expected annual expenses and actual average net assets.


INTRODUCTION


     The Trust is an open-end, diversified management investment company organized as a Massachusetts business trust on January 16, 1987. The Funds are separate investment portfolios of the Trust. Each Fund has a distinctive investment objective and investment policies. Each Fund will invest all of its investable assets in a corresponding Portfolio of the AMR Trust which has an identical investment objective. The Manager provides the Portfolios with business and asset management services, including the evaluation and monitoring of the investment advisers, and it provides the Funds with administrative services. The Balanced Fund, the Growth and Income Fund, the International Equity Fund and the Limited-Term Income Fund (collectively, the "Variable NAV Funds") consist of multiple classes of shares, including the "Institutional Class" which is primarily for institutional investors investing at least $2 million in the Funds and the "PlanAhead Class" which is available to all investors, including smaller institutional investors, investors using intermediary organizations such as discount brokers or plan sponsors, individual retirement accounts ("IRAs"), and self-employed individual retirement plans


                                                                      PROSPECTUS

("HR-10 Plans" or "Keogh Plans"). The Money Market Funds also consist of multiple classes of shares, including the Institutional Class, the PlanAhead Class and the "Platinum Class" which is available to customers of certain broker-dealers as an investment for cash balances in their brokerage accounts. For further information about the PlanAhead Class, call (800) 388-3344. For further information about the Platinum Class, call (800) 967-9009.


     Although each class of shares is designed to meet the needs of different categories of investors, all classes of each Fund share the same portfolio of investments and share a common investment objective. See "Investment Objectives, Policies and Risks." There is no guarantee that a Fund will achieve its investment objective. Based on its value, a share of a Fund, regardless of class, will receive a proportionate share of the investment income and the gains (losses) earned (or incurred) by the Fund. It also will bear its proportionate share of expenses that are allocated to the Fund as a whole. However, certain expenses are allocated separately to each class of shares.



     The assets of the Balanced Portfolio, the Growth and Income Portfolio and the International Equity Portfolio are allocated by the Manager among investment advisers designated for each of those Portfolios. Investment decisions for the Limited-Term Income Portfolio and the Money Market Portfolios are made directly by the Manager. Each investment adviser has discretion to purchase and sell portfolio securities in accordance with the investment objectives, policies and restrictions described in this Prospectus, the SAI, and by specific investment strategies developed by the Manager. See "Investment Advisers."



     Institutional Class shares are sold without any sales charges at their net asset value next determined after an investment is received and accepted. Shares will be redeemed at the next share price calculated after receipt of a redemption order. See "Purchase, Redemption and Valuation of Shares."


INVESTMENT OBJECTIVES, POLICIES AND RISKS

     The investment objective and policies of each Fund and its corresponding Portfolio are described below. Except as otherwise indicated, the investment policies of any Fund may be changed at any time by the Board to the extent that such changes are consistent with the investment objective of the applicable Fund. However, each Fund's investment objective may not be changed without a majority vote of that Fund's outstanding shares, which is defined as the lesser of (a) 67% of the shares of the applicable Fund present or represented if the holders of more than 50% of the shares are present or represented at the shareholders' meeting, or (b) more than 50% of the shares of the applicable Fund (hereinafter, "majority vote"). A Portfolio's investment objective may not be changed without a majority vote of that Portfolio's interest holders.

     Each Fund has a fundamental investment policy which allows it to invest all of its investable assets in its corresponding Portfolio. All other fundamental investment policies and the non-fundamental investment policies of each Fund and its corresponding Portfolio are identical. Therefore, although the following discusses the investment policies of each Portfolio and the AMR Trust's Board of Trustees ("AMR Trust Board"), it applies equally to each Fund and the Board.

AMERICAN AADVANTAGE BALANCED FUND -- This Fund's investment objective is to realize both income and capital appreciation. This Fund seeks its investment objective by investing all of its investable assets in the Balanced Portfolio, which invests primarily in equity and debt securities. Although equity securities (such as stocks) will be purchased primarily for capital appreciation and debt securities (such as bonds) will be purchased primarily for income purposes, income and capital appreciation potential will be considered in connection with all such investments. Excluding collateral for securities loaned, ordinarily the Portfolio will have a minimum of 30% and a maximum of 70% of its assets invested in equity securities and a minimum of 30% and a maximum of 70% of its assets invested in debt securities which, at the time of purchase, are rated in one of the four highest rating categories by all nationally recognized statistical rating organizations ("Rating Organizations") rating that security such as Standard & Poor's or Moody's Investor Services, Inc. ("Moody's") or, if unrated, are deemed to be of comparable quality by the applicable investment adviser. Obligations rated in the fourth highest rating category are limited to 25% of the Portfolio's debt allocation. Obligations rated in the BBB or Baa categories by any Rating Organization have speculative characteristics and thus changes in economic conditions or other

PROSPECTUS
circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. See the SAI for a description of debt ratings. The Portfolio, at the discretion of the investment advisers, may retain a security that has been downgraded below the initial investment criteria. The Portfolio usually invests between 50% and 65% of its assets in equity securities and between 35% and 50% of its assets in debt securities. The remainder of the Portfolio's assets may be invested in cash or cash equivalents, including obligations that are permitted investments for the Money Market Portfolio and in other investment companies. However, when its investment advisers deem that market conditions warrant, the Portfolio may, for temporary defensive purposes, invest up to 100% of its assets in cash, cash equivalents and investment grade short-term obligations.

     The Portfolio's investments in debt securities may include investments in obligations of the U.S. Government and its agencies and instrumentalities, including separately traded registered interest and principal securities ("STRIPS") and other zero coupon obligations; corporate bonds, notes and debentures; non-convertible preferred stocks; mortgage-backed securities; asset-backed securities; and domestic, Yankeedollar and Eurodollar bank deposit notes, certificates of deposit, bonds and notes. Such obligations may have a fixed, variable or floating rate of interest. See the SAI for a further description of the foregoing securities. The value of the Portfolio's debt investments will vary in response to interest rate changes as described in "American AAdvantage Limited-Term Income Fund."

     The Portfolio also may engage in dollar rolls or purchase or sell securities on a "when-issued" and on a "forward commitment" basis. The purchase or sale of when-issued securities enables an investor to hedge against anticipated changes in interest rates and prices by locking in an attractive price or yield. The price of when-issued securities is fixed at the time the commitment to purchase or sell is made, but delivery and payment for the when-issued securities take place at a later date, normally one to two months after the date of purchase. During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest accrues to the purchaser. Such transactions therefore involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date. A sale of a when-issued security also involves the risk that the other party will be unable to settle the transaction. Dollar rolls are a type of forward commitment transaction. Purchases and sales of securities on a forward commitment basis involve a commitment to purchase or sell securities with payment and delivery to take place at some future date, normally one to two months after the date of the transaction. As with when-issued securities, these transactions involve certain risks, but they also enable an investor to hedge against anticipated changes in interest rates and prices. Forward commitment transactions are executed for existing obligations, whereas in a when-issued transaction, the obligations have not yet been issued. When purchasing securities on a when-issued or forward commitment basis, a segregated account of liquid assets at least equal to the value of purchase commitments for such securities will be maintained until the settlement date.

     The Portfolio's equity investments may consist of common stocks, preferred stocks and convertible securities, including foreign securities that are represented by U.S. dollar-denominated American Depository Receipts which are traded in the United States on exchanges and in the over-the-counter market. When purchasing equity securities, primary emphasis will be placed on undervalued securities with above average growth expectations. The Manager believes that purchasing securities which the investment advisers believe are undervalued in the market and that have above average growth potential will outperform other investment styles over the longer term while minimizing volatility and downside risk. The Manager will recommend that, with respect to portfolio management of equity assets, the Trust retain only those investment advisers who, in the Manager's opinion, utilize such an approach.


    BARROW, HANLEY, MEWHINNEY & STRAUSS, INC.; BRANDYWINE ASSET MANAGEMENT, INC.; GSB INVESTMENT MANAGEMENT, INC.; HOTCHKIS AND WILEY; and INDEPENDENCE INVESTMENT ASSOCIATES, INC. currently manage the assets of the Balanced Portfolio. See "Investment Advisers."


AMERICAN AADVANTAGE GROWTH AND INCOME FUND -- This Fund's investment objective is to realize long-term capital appreciation and current income. This Fund seeks its investment objective by investing all of its investable assets

                                                                      PROSPECTUS
in the Growth and Income Portfolio, which invests primarily in equity securities. Excluding collateral for securities loaned, ordinarily at least 80% of the Portfolio's assets will be invested in equity securities consisting of common stocks, preferred stocks, securities convertible into common stocks, and securities having common stock characteristics, such as rights and warrants, and foreign equity securities that are represented by U.S. dollar-denominated American Depository Receipts which are traded in the United States on exchanges and in the over-the-counter market. When purchasing equity securities, primary emphasis will be placed on undervalued securities with above average growth expectations. In order to seek either above average current income or capital appreciation when interest rates are expected to decline, the Portfolio may invest in debt securities which, at the time of purchase, are rated in one of the four highest rating categories by all Rating Organizations rating that security or, if unrated, are deemed to be of comparable quality by the applicable investment adviser. Obligations rated in the fourth highest rating category are limited to 25% of the Portfolio's debt allocation. See "American AAdvantage Balanced Fund" for a description of the risks involved with these obligations. See the SAI for definitions of the foregoing securities and for a description of debt ratings. The Portfolio also may invest in other investment companies or in cash and cash equivalents, including obligations that are permitted investments for the Money Market Portfolio. However, when its investment advisers deem that market conditions warrant, the Portfolio may, for temporary defensive purposes, invest up to 100% of its assets in cash, cash equivalents and investment grade short-term obligations. In addition, the Portfolio may purchase or sell securities on a "when-issued" and on a "forward commitment" basis as described in "American AAdvantage Balanced Fund."



     BARROW, HANLEY, MEWHINNEY & STRAUSS, INC.; BRANDYWINE ASSET MANAGEMENT, INC.; GSB INVESTMENT MANAGEMENT, INC.; HOTCHKIS AND WILEY; and INDEPENDENCE INVESTMENT ASSOCIATES, INC. currently manage the assets of the Growth and Income Portfolio. See "Investment Advisers."


AMERICAN AADVANTAGE INTERNATIONAL EQUITY FUND -- This Fund's investment objective is to realize long-term capital appreciation. This Fund seeks its investment objective by investing all of its investable assets in the International Equity Portfolio, which invests primarily in equity securities of issuers based outside the United States. Ordinarily the Portfolio will invest at least 65% of its assets in common stocks and securities convertible into common stocks of issuers in at least three different countries located outside the United States. However, excluding collateral for securities loaned, the Portfolio generally invests in excess of 80% of its assets in such securities. The remainder of the Portfolio's assets will be invested in non-U.S. debt securities which, at the time of purchase, are rated in one of the three highest rating categories by any Rating Organization or, if unrated, are deemed to be of comparable quality by the applicable investment adviser and traded publicly on a world market, or in cash or cash equivalents, including obligations that are permitted investments for the Money Market Portfolio or in other investment companies. However, when its investment advisers deem that market conditions warrant, the Portfolio may, for temporary defensive purposes, invest up to 100% of its assets in cash, cash equivalents, other investment companies and investment grade short-term obligations.

     The investment advisers select securities based upon a country's economic outlook, market valuation and potential changes in currency exchange rates. When purchasing equity securities, primary emphasis will be placed on undervalued securities with above average growth expectations.

     Overseas investing carries potential risks not associated with domestic investments. Such risks include, but are not limited to: (1) political and financial instability abroad, including risk of nationalization or expropriation of assets and the risk of war; (2) less liquidity and greater volatility of foreign investments; (3) less public information regarding foreign companies;
(4) less government regulation and supervision of foreign stock exchanges, brokers and listed companies; (5) lack of uniform accounting, auditing and financial reporting standards; (6) delays in transaction settlement in some foreign markets; (7) possibility of an imposition of confiscatory foreign taxes;
(8) possible limitation on the removal of securities or other assets of the Portfolio; (9) restrictions on foreign investments and repatriation of capital;
(10) currency fluctuations; (11) cost and possible restrictions of currency conversion; (12) withholding taxes on dividends in foreign countries; and (13) possibly higher commissions, custodial fees and management costs than in the U.S. market. These risks are often greater for investments in emerging or developing countries.

PROSPECTUS

     The Portfolio will limit its investments to those in countries which have been recommended by the Manager and which have been approved by the AMR Trust Board. Countries may be added or deleted with AMR Trust Board approval. In determining which countries will be approved, the AMR Trust Board will evaluate the risk factors set forth above and will particularly focus on the ability to repatriate funds, the size and liquidity aspects of a particular country's market and the investment climate for foreign investors. The current countries in which the Portfolio may invest are Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Mexico, Netherlands, New Zealand, Norway, Singapore, South Korea, Spain, Sweden, Switzerland and the United Kingdom.

     The Portfolio may trade forward foreign currency contracts ("forward contracts"), which are derivatives, to hedge currency fluctuations of underlying stock or bond positions, or in other circumstances permitted by the Commodity Futures Trading Commission ("CFTC"). Forward contracts to sell foreign currency may be used when the management of the Portfolio believes that the currency of a particular foreign country may suffer a decline against the U.S. dollar. Forward contracts are also entered into to set the exchange rate for a future transaction. In this manner, the Portfolio may protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received. Forward contracts involve certain risks which include, but are not limited to: (1) imperfect correlation between the securities hedged and the contracts themselves; and (2) possible decrease in the total return of the Portfolio. Forward contracts are discussed in greater detail in the SAI.

     The Portfolio also may trade currency futures ("futures") for the same reasons as for entering into forward contracts as set forth above. Futures are traded on U.S. and foreign currency exchanges. The use of futures also entails certain risks which include, but are not limited to: (1) less liquidity due to daily limits on price fluctuation; (2) imperfect correlation between the securities hedged and the contracts themselves; (3) possible decrease in the total return of the Portfolio due to hedging; (4) possible reduction in value for both the contracts and the securities being hedged; and (5) potential losses in excess of the amounts invested in the futures contracts themselves. The Portfolio may not enter into futures contracts if the purchase or sale of such contract would cause the sum of the Portfolio's initial and any variation margin deposits to exceed 5% of its total assets. Futures contracts, which are derivatives, are discussed in greater detail in the SAI.


     HOTCHKIS AND WILEY, MORGAN STANLEY ASSET MANAGEMENT INC. and TEMPLETON INVESTMENT COUNSEL, INC. currently serve as investment advisers to the International Equity Portfolio. ROWE PRICE-FLEMING INTERNATIONAL,
INC.("Fleming") also is an investment adviser of the Portfolio; however, none of the Portfolio's assets have been allocated to Fleming at this time. See "Investment Advisers."


AMERICAN AADVANTAGE LIMITED-TERM INCOME FUND -- This Fund's investment objective is to realize income and capital appreciation. As an investment policy, the Fund primarily seeks income and secondarily seeks capital appreciation. The Fund seeks its investment objective by investing all of its investable assets in the Limited-Term Income Portfolio, which invests primarily in debt obligations. Permissible investments include securities of the U.S. Government and its agencies and instrumentalities, including STRIPS and other zero coupon obligations; corporate bonds, notes and debentures; non-convertible preferred stocks; mortgage-backed securities; asset-backed securities; domestic, Yankeedollar and Eurodollar certificates of deposit, bank deposit notes, and bank notes; other investment companies; and cash or cash equivalents including obligations that are permitted investments for the Money Market Portfolio. Such obligations may have a fixed, variable or floating rate of interest. At the time of purchase, all such securities will be rated in one of the four highest rating categories by all Rating Organizations rating such obligation or, if unrated, will be deemed to be of comparable quality by the Manager. Obligations rated in the fourth highest rating category are limited to 25% of the Portfolio's total assets. See "American AAdvantage Balanced Fund" for a description of the risks involved with these obligations. The Portfolio, at the discretion of the Manager, may retain a security which has been downgraded below the initial investment criteria. See the SAI for definitions of the foregoing securities and for a description of debt ratings. Principal and/or

                                                                      PROSPECTUS
interest payments for obligations of the U.S. Government's agencies or instrumentalities may or may not be backed by the full faith and credit of the U.S. Government.

     Investments in Yankeedollar and Eurodollar bonds, notes and certificates of deposit involve risks that differ from investments in securities of domestic issuers. See "American AAdvantage Money Market Fund" for a description of these risks. The Portfolio also may engage in dollar rolls, or purchase or sell securities on a "when-issued" or "forward commitment" basis as described under "American AAdvantage Balanced Fund."

     The market value of fixed rate securities, and thus the net asset value of this Portfolio's shares, is expected to vary inversely with movements in interest rates. The market value of variable and floating rate instruments should not vary as much due to the periodic adjustments in their interest rates. An adjustment which increases the interest rate of such securities should reduce or eliminate declines in market value resulting from a prior upward movement in interest rates, and an adjustment which decreases the interest rate of such securities should reduce or eliminate increases in market value resulting from a prior downward movement in interest rates.

     Mortgage-backed securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are made monthly, in effect, "passing through" monthly payments made by the individual borrowers on the mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose the Portfolio to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment, the value of the premium would be lost. Like other debt securities, when interest rates rise, the value of mortgage-related securities generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other debt securities.

     Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association ("GNMA")) or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage pass-through securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported with various credit enhancements such as pool insurance, guarantees issued by governmental entities, a letter of credit from a bank or senior/subordinated structures.

     Collateralized mortgage obligations ("CMOs") are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities. Similar to a mortgage pass-through, interest and prepaid principal on a CMO are paid, in most cases, monthly. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA. CMOs are structured in multiple classes, with each class bearing a different stated maturity or interest rate.

     The Portfolio is permitted to invest in asset-backed securities, subject to the Portfolio's rating and quality requirements. Through the use of trusts and special purpose subsidiaries, various types of assets, primarily home equity loans, automobile and credit card receivables, and other types of receivables or other assets as well as purchase contracts, financing leases and sales agreements entered into by municipalities, are being securitized in pass-through structures similar to the mortgage pass-through structures described above. Consistent with the Fund's and the Portfolio's investment objective, policies and quality standards, the Portfolio may invest in these and other types of asset-backed securities which may be developed in the future.

     Asset-backed securities involve certain risks that do not exist with mortgage-related securities, resulting mainly from the fact that asset-backed securities do not usually contain the benefit of a complete security interest in the related collateral. For example, credit card receivables generally are unsecured and the debtors are entitled to

PROSPECTUS
the protection of a number of state and federal consumer credit laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds from repossessed collateral may not always be sufficient to support payments on the securities. The risks associated with asset-backed securities are often reduced by the addition of credit enhancements such as a letter of credit from a bank, excess collateral or a third-party guarantee.

     Although investments will not be restricted by either maturity or duration of the securities purchased, under normal circumstances, the Portfolio will seek to maintain a dollar weighted average duration of one to three years. Because the timing on return of principal for both asset-backed and mortgage-backed securities is uncertain, in calculating the average weighted duration of the Portfolio, the duration of these securities may be based on certain industry conventions. The Manager serves as the sole active investment adviser to the Limited-Term Income Fund and its corresponding Portfolio.

MONEY MARKET FUNDS -- The investment objectives of the Money Market Funds are to seek current income, liquidity and the maintenance of a stable $1.00 price per share. The Money Market Funds seek to achieve these objectives by investing all of their investable assets in the Money Market Portfolios, which invest in high quality, U.S. dollar-denominated short-term obligations that have been determined by the Manager or the AMR Trust Board to present minimal credit risks. Portfolio investments are valued based on the amortized cost valuation technique pursuant to Rule 2a-7 under the Investment Company Act of 1940 ("1940 Act"). See the SAI for an explanation of the amortized cost valuation method. Obligations in which the Money Market Portfolios invest generally have remaining maturities of 397 days or less, although instruments subject to repurchase agreements and certain variable and floating rate obligations may bear longer final maturities. The average dollar-weighted portfolio maturity of each Money Market Portfolio will not exceed 90 days. The Manager serves as the sole investment adviser to the Money Market Funds. See "Management and Administration of the Trust."


AMERICAN AADVANTAGE MONEY MARKET FUND -- The Fund's corresponding Portfolio may invest in obligations permitted to be purchased under Rule 2a-7 of the 1940 Act including, but not limited to, (1) obligations of the U.S. Government or its agencies or instrumentalities; (2) loan participation interests, medium-term notes, funding agreements and asset-backed securities; (3) domestic, Yankeedollar and Eurodollar certificates of deposit, time deposits, bankers' acceptances, commercial paper, bank deposit notes and other promissory notes, including floating or variable rate obligations issued by U.S. or foreign bank holding companies and their bank subsidiaries, branches and agencies; and (4) repurchase agreements involving the obligations listed above. The Money Market Portfolio will invest only in issuers or instruments that at the time of purchase (1) have received the highest short-term rating by two Rating Organizations such as "A-1" by Standard & Poor's and "P-1" by Moody's; (2) are single rated and have received the highest short-term rating by a Rating Organization; or (3) are unrated, but are determined to be of comparable quality by the Manager pursuant to guidelines approved by the AMR Trust Board and subject to the ratification of the AMR Trust Board. See the SAI for definitions of the foregoing instruments and rating systems. The Portfolio may invest in other investment companies. The Portfolio also may purchase or sell securities on a "when-issued" or a "forward commitment" basis as described in "American AAdvantage Balanced Fund."


     The Portfolio will invest more than 25% of its assets in obligations issued by the banking industry. However, for temporary defensive purposes during periods when the Manager believes that maintaining this concentration may be inconsistent with the best interest of shareholders, the Portfolio will not maintain this concentration.


     Investments in Eurodollar (U.S. dollar obligations issued outside the United States by domestic or foreign entities) and Yankeedollar (U.S. dollar obligations issued inside the United States by foreign entities) obligations involve additional risks. Most notably, there generally is less publicly available information about foreign issuers; there may be less governmental regulation and supervision; foreign issuers may use different accounting and financial standards; and the adoption of foreign governmental restrictions may affect adversely the payment of principal and interest on foreign investments. In addition, not all foreign branches of United States banks are


                                                                      PROSPECTUS
supervised or examined by regulatory authorities as are United States banks, and such branches may not be subject to reserve requirements.

     Variable amount master demand notes in which the Portfolio may invest are unsecured demand notes that permit the indebtedness thereunder to vary, and provide for periodic adjustments in the interest rate. Because master demand notes are direct lending arrangements between the Portfolio and the issuer, they are not normally traded. There is no secondary market for the notes; however, the period of time remaining until payment of principal and accrued interest can be recovered under a variable amount master demand note generally shall not exceed seven days. To the extent this period is exceeded, the note in question would be considered illiquid. Issuers of variable amount master demand notes must satisfy the same criteria as set forth for other promissory notes (e.g. commercial paper). The Portfolio will invest in variable amount master demand notes only when such notes are determined by the Manager, pursuant to guidelines established by the AMR Trust Board, to be of comparable quality to rated issuers or instruments eligible for investment by the Portfolio. In determining average dollar weighted portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of the interest rate or the period of time remaining until the principal amount can be recovered from the issuer on demand.

AMERICAN AADVANTAGE MUNICIPAL MONEY MARKET FUND -- The Fund's corresponding Portfolio may invest in municipal obligations issued by or on behalf of the governments of states, territories, or possessions of the United States; the District of Columbia; and their political subdivisions, agencies and instrumentalities if the interest these obligations provide is generally exempt from federal income tax. The Municipal Money Market Portfolio will invest only in issuers or instruments that at the time of purchase (1) are guaranteed by the U.S. Government, its agencies, or instrumentalities; (2) are secured by letters of credit that are irrevocable and issued by banks which qualify as authorized issuers for the Money Market Portfolio (see "American AAdvantage Money Market Fund"); (3) are guaranteed by one or more municipal bond insurance policies that cannot be canceled and issued by third-party guarantors possessing the highest claims-paying rating from a Rating Organization; (4) have received one of the two highest short-term ratings from at least two Rating Organizations; (5) are single rated and have received one of the two highest short-term ratings from that Rating Organization; (6) have no short-term rating but the instrument is comparable to the issuer's rated short-term debt; (7) have no short-term rating (or comparable rating) but have received one of the top two long-term ratings from all Rating Organizations rating the issuer or instrument; or (8) are unrated, but are determined to be of comparable quality by the Manager pursuant to guidelines approved by, and subject to the oversight of, the AMR Trust Board. The Portfolio may also invest in other investment companies. Ordinarily at least 80% of the Portfolio's net assets will be invested in municipal obligations, the interest from which is exempt from federal income tax. However, should market conditions warrant, the Portfolio may invest up to 20% (or for temporary defensive purposes, up to 100%) of its assets in obligations subject to federal income tax which are eligible investments for the Money Market Portfolio.

     The Portfolio may invest in certain municipal obligations which have rates of interest that are adjusted periodically according to formulas intended to minimize fluctuations in the values of these instruments. These instruments, commonly known as variable rate demand obligations, are long-term instruments which allow the purchaser, at its discretion, to redeem securities before their final maturity at par plus accrued interest upon notice (typically 7 to 30 days).

     Municipal obligations may be backed by the full taxing power of a municipality ("general obligations"), or by the revenues from a specific project or the credit of a private organization ("revenue obligations"). Some municipal obligations are collateralized as to payment of principal and interest by an escrow of U.S. Government or federal agency obligations, while others are insured by private insurance companies, while still others may be supported by letters of credit furnished by domestic or foreign banks. The Portfolio's investments in municipal obligations may include fixed, variable, or floating rate general obligations and revenue obligations (including municipal lease obligations and resource recovery obligations); zero coupon and asset-backed obligations; variable rate auction and residual interest obligations; tax, revenue, or bond anticipation notes; tax-exempt commercial paper; and purchase obligations that are subject to restrictions on resale. See the SAI for a further discussion of

PROSPECTUS
the foregoing obligations. The Portfolio may purchase or sell obligations on a "when-issued" or "forward commitment" basis, as described under "American AAdvantage Balanced Fund."

     The Portfolio may invest more than 25% of the value of its total assets in municipal obligations which are related in such a way that an economic, business or political development or change affecting one such security would also affect the other securities; for example, securities the interest of which is paid from revenues of similar types of projects, or securities whose issuers are located in the same state. As a result, the Portfolio may be subject to greater risk compared to a fund that does not follow this practice. However, the Manager believes this risk is mitigated because it is anticipated that most of the Portfolio's assets will be insured or backed by bank letters of credit. Additionally, the Portfolio may invest more than 25% of the value of its total assets in industrial development bonds which, although issued by industrial development authorities, may be backed only by the assets and revenues of the non-governmental users.


     The Portfolio also may invest in municipal obligations that constitute "private activity obligations." These include obligations that finance student loans, residential rental projects, and solid waste disposal facilities. To the extent the Portfolio earns interest income on private activity obligations, shareholders will be required to treat the portion of the Fund's distributions attributable to its share of such interest as a "tax preference item" for purposes of determining their liability for the federal alternative minimum tax ("AMT") and, as a result, may become subject to (or increase their liability for) the AMT. Shareholders should consult their own tax advisers to determine whether they may be subject to the AMT. The Portfolio may invest in private activity obligations without limitation and it is anticipated that a substantial portion of the Portfolio's assets will be invested in these obligations. As a result, a substantial portion of the Fund's distributions may be a tax preference item, which will reduce the net return from the Fund for taxpayers subject to the AMT. Interest on "qualified" private activity obligations is exempt from federal income tax.



AMERICAN AADVANTAGE U.S. GOVERNMENT MONEY MARKET FUND -- The Fund's corresponding Portfolio will invest exclusively in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements which are collateralized by such obligations. U.S. Government securities include direct obligations of the U.S. Treasury (such as Treasury bills, Treasury notes and Treasury bonds). The Fund may invest in securities issued by the Agency for International Development, Farmers Home Administration, Farm Credit Banks, Federal Home Loan Bank, Federal Intermediate Credit Bank, Federal Financing Bank, Federal Land Bank, FNMA, GNMA, General Services Administration, Rural Electrification Administration, Small Business Administration, Tennessee Valley Authority, and others. Some of these obligations, such as those issued by the Federal Home Loan Bank and FHLMC, are supported only by the credit of the agency or instrumentality issuing the obligation and the discretionary authority of the U.S. Government to purchase the agency's obligations. See the SAI for a further discussion of the foregoing obligations. Counterparties for repurchase agreements must be approved by the AMR Trust Board. The Portfolio may purchase or sell securities on a "when-issued" or a "forward commitment" basis as described under "American AAdvantage Balanced Fund."


OTHER INVESTMENT POLICIES -- In addition to the investment policies described previously, each Portfolio may also lend its securities, enter into fully collateralized repurchase agreements, and invest in private placement offerings.


SECURITIES LENDING. Each Portfolio may lend securities to broker-dealers or other institutional investors pursuant to agreements requiring that the loans be continuously secured by any combination of cash, securities of the U.S. Government and its agencies and instrumentalities and approved bank letters of credit that at all times equal at least 100% of the market value of the loaned securities. Such loans will not be made if, as a result, the aggregate amount of all outstanding securities loans by any Portfolio would exceed 33 1/3% of its total assets. A Portfolio continues to receive interest on the securities loaned and simultaneously earns either interest on the investment of the cash collateral or fee income if the loan is otherwise collateralized. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities loaned or loss of rights in the collateral. However, the Portfolios seek to minimize this risk by making loans only to borrowers which are deemed by the Manager to be of good financial standing and which have been approved by the AMR Trust Board. For purposes of complying with each Portfolio's investment policies and restrictions, collateral received in connection with

                                                                      PROSPECTUS
securities loans will be deemed an asset of a Portfolio to the extent required by law. The Manager will receive compensation for administrative and oversight functions with respect to securities lending. The amount of such compensation will depend on the income generated by the loan of each Portfolio's securities. The SEC has granted exemptive relief that permits the Portfolios to invest cash collateral received from securities lending transactions in shares of one or more private investment companies managed by the Manager. See the SAI for further information regarding loan transactions.



REPURCHASE AGREEMENTS. A repurchase agreement is an agreement under which securities are acquired by a Portfolio from a securities dealer or bank subject to resale at an agreed upon price on a later date. The acquiring Portfolio bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Portfolio is delayed or prevented from exercising its rights to dispose of the collateral securities. However, the investment advisers or the Manager attempt to minimize this risk by entering into repurchase agreements only with financial institutions which are deemed to be of good financial standing and which have been approved by the AMR Trust Board. See the SAI for more information regarding repurchase agreements.



PRIVATE PLACEMENT OFFERINGS. Investments in private placement offerings are made in reliance on the "private placement" exemption from registration afforded by
Section 4(2) of the Securities Act of 1933 (the "1933 Act"), and resold to qualified institutional buyers under Rule 144A under the 1933 Act ("Section 4(2) securities"). Section 4(2) securities are restricted as to disposition under the federal securities laws, and generally are sold to institutional investors such as the Portfolios, that agree they are purchasing the securities for investment and not with an intention to distribute to the public. Any resale by the purchaser must be pursuant to an exempt transaction and may be accomplished in accordance with Rule 144A. Section 4(2) securities normally are resold to other institutional investors such as the Portfolios through or with the assistance of the issuer or dealers that make a market in the Section 4(2) securities, thus providing liquidity. The Money Market Portfolios will not invest more than 10% (and the Variable NAV Funds' respective Portfolios, no more than 15%) of their respective net assets in Section 4(2) securities and illiquid securities unless the applicable investment adviser determines, by continuous reference to the appropriate trading markets and pursuant to guidelines approved by the AMR Trust Board, that any Section 4(2) securities held by such Portfolio in excess of this level are at all times liquid.



     The AMR Trust Board and the applicable investment adviser, pursuant to the guidelines approved by the AMR Trust Board, will carefully monitor the Portfolios' investments in Section 4(2) securities offered and sold under Rule 144A, focusing on such important factors, among others, as: valuation, liquidity, and availability of information. Investments in Section 4(2) securities could have the effect of reducing a Portfolio's liquidity to the extent that qualified institutional buyers no longer wish to purchase these restricted securities.



BROKERAGE PRACTICES AND PORTFOLIO TURNOVER -- Each investment adviser will place its own orders to execute securities transactions which are designed to implement the applicable Portfolio's investment objective and policies. In placing such orders, each investment adviser will seek the best available price and most favorable execution. The full range and quality of services offered by the executing broker or dealer is considered when making these determinations. Pursuant to written guidelines approved by the AMR Trust Board, an investment adviser of a Portfolio, or its affiliated broker-dealer, may execute portfolio transactions and receive usual and customary brokerage commissions (within the meaning of Rule 17e-1 of the 1940 Act) for doing so.


     The Money Market Portfolios and the Limited-Term Income Portfolio normally will not incur any brokerage commissions on their transactions because money market and debt instruments are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission. The price of the obligation, however, usually includes a profit to the dealer. Obligations purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. No commissions or discounts are paid when securities are purchased directly from an issuer.


     No Portfolio, other than the Limited-Term Income Portfolio, currently expects its portfolio turnover rate to exceed 100%. The portfolio turnover rate for the Limited-Term Income Portfolio for the fiscal year ended


PROSPECTUS

October 31, 1996 was 304%. High portfolio activity increases a Portfolio's transaction costs, including brokerage commissions and may result in a greater number of taxable transactions.



ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS -- As previously described, investors should be aware that each Fund, unlike mutual funds that directly acquire and manage their own portfolios of securities, seeks to achieve its investment objective by investing all of its investable assets in a corresponding Portfolio of the AMR Trust, which is a separate investment company. Since a Fund will invest only in its corresponding Portfolio, that Fund's shareholders will acquire only an indirect interest in the investments of the Portfolio.


     The Manager expects, although it cannot guarantee, that the Trust will achieve economies of scale by investing in the AMR Trust. In addition to selling their interests to the Funds, the Portfolios may sell their interests to other non-affiliated investment companies and/or other institutional investors. All institutional investors in a Portfolio will pay a proportionate share of the Portfolio's expenses and will invest in that Portfolio on the same terms and conditions. However, if another investment company invests all of its assets in a Portfolio, it would not be required to sell its shares at the same public offering price as a Fund and would be allowed to charge different sales commissions. Therefore, investors in a Fund may experience different returns from investors in another investment company that invests exclusively in that Fund's corresponding Portfolio.

     The Fund's investment in a Portfolio may be materially affected by the actions of large investors in that Portfolio, if any. For example, as with all open-end investment companies, if a large investor were to redeem its interest in a Portfolio, that Portfolio's remaining investors could experience higher pro rata operating expenses, thereby producing lower returns. As a result, that Portfolio's security holdings may become less diverse, resulting in increased risk. Institutional investors in a Portfolio that have a greater pro rata ownership interest in the Portfolio than the Fund could have effective voting control over the operation of that Portfolio. A change in a Portfolio's fundamental objective, policies and restrictions, that is not approved by the shareholders of its corresponding Fund could require that Fund to redeem its interest in the Portfolio. Any such redemption could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) by the Portfolio. Should such a distribution occur, that Fund could incur brokerage fees or other transaction costs in converting such securities to cash. In addition, a distribution in kind could result in a less diversified portfolio of investments for that Fund and could affect adversely its liquidity.

     The Portfolios' and their corresponding Funds' investment objectives and policies are described above. See "Investment Restrictions" for a description of their investment restrictions. The investment objective of a Fund can be changed only with shareholder approval. The approval of a Fund and of other investors in its corresponding Portfolio, if any, is not required to change the investment objective, policies or limitations of that Portfolio, unless otherwise specified. Written notice shall be provided to shareholders of a Fund within thirty days prior to any changes in its corresponding Portfolio's investment objective. If the investment objective of a Portfolio changes and the shareholders of its corresponding Fund do not approve a parallel change in that Fund's investment objective, the Fund would seek an alternative investment vehicle or the Manager and the investment advisers would actively manage the Fund.

     See "Management and Administration of the Trust" for a complete description of the investment management fee and other expenses associated with a Fund's investment in its corresponding Portfolio. This Prospectus and the SAI contain more detailed information about each Fund and its corresponding Portfolio, including information related to (1) the investment objective, policies and restrictions of each Fund and its corresponding Portfolio, (2) the Board of Trustees and officers of the Trust and the AMR Trust, (3) brokerage practices,
(4) the Funds' shares, including the rights and liabilities of its shareholders,
(5) additional performance information, including the method used to calculate yield and total return, and (6) the determination of the value of each Fund's shares.

INVESTMENT RESTRICTIONS


     The following fundamental investment restrictions and the non-fundamental investment restriction are identical for each Fund and its corresponding Portfolio. Therefore, although the following discusses the


                                                                      PROSPECTUS
investment restrictions of each Portfolio and the AMR Trust Board, it applies equally to each Fund and the Board. The following fundamental investment restrictions may be changed with respect to a particular Fund by the majority vote of that Fund's outstanding shares or with respect to a Portfolio by the majority vote of that Portfolio's interest holders. No Portfolio may:

    - Invest more than 5% of its total assets (taken at market value) in securities of any one issuer, other than obligations issued by the U.S. Government, its agencies and instrumentalities, or purchase more than 10% of the voting securities of any one issuer, with respect to 75% of a Portfolio's total assets. In addition, although not a fundamental investment restriction and therefore subject to change without shareholder vote, the Money Market Portfolio and the U.S. Treasury Money Market Portfolio apply this restriction with respect to 100% of their assets.


    - Invest more than 25% of its total assets in the securities of companies primarily engaged in any one industry other than the U.S. Government, its agencies and instrumentalities or, with respect to the Money Market Portfolio, the banking industry. Municipal governments and their agencies and authorities are not deemed to be industries. Finance companies as a group are not considered a single industry for purposes of this policy. Further, wholly owned subsidiaries of finance companies will be considered to be in the industries of their parent companies if their activities are primarily related to financing the activities of their parent companies.



     The following non-fundamental investment restriction may be changed with respect to a particular Fund by a vote of a majority of the Board or with respect to a Portfolio by a vote of a majority of the AMR Trust Board: no Portfolio may invest more than 15% (or, with respect to any Money Market Portfolio, 10%) of its net assets in illiquid securities, including time deposits and repurchase agreements that mature in more than seven days.


     The above percentage limits are based upon asset values at the time of the applicable transaction; accordingly, a subsequent change in asset values will not affect a transaction that was in compliance with the investment restrictions at the time such transaction was effected. See the SAI for other investment limitations.

YIELDS AND TOTAL RETURNS


     From time to time each class of the Money Market Funds may advertise their "current yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The current yield refers to the income generated by an investment over a seven calendar-day period (which period will be stated in the advertisement). This income is then annualized by assuming the amount of income generated by the investment during that week is earned each week over a one-year period, and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by the investment is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of this assumed reinvestment. The Municipal Money Market Fund also may quote "tax equivalent yields," which show the taxable yields a shareholder would have to earn before federal income taxes to equal this Fund's tax-exempt yields. The tax equivalent yield is calculated by dividing the Fund's tax-exempt yield by the result of one minus a stated federal income tax rate. If only a portion of the Fund's income was tax-exempt, only that portion is adjusted in the calculation. As stated earlier, the Fund considers interest on private activity obligations to be exempt from federal income tax. Each class of a Fund has different expenses which will impact its performance.



     Advertised yields for the Institutional Class of the Variable NAV Funds will be computed by dividing the net investment income per share earned by the applicable class during the relevant time period by the maximum offering price per share for that class on the last day of the period. Total return quotations advertised by the Funds may reflect the average annual compounded (or aggregate compounded) rate of return during the designated time period based on a hypothetical initial investment and the redeemable value of that investment at the end of the period. Additionally, each class of the Limited-Term Income Fund may advertise a "monthly distribution rate." This rate is based on an annualized monthly dividend accrual rate per share compared with the


PROSPECTUS
month-end share price of each class of this Fund. The Funds will at times compare their performance to applicable published indices, and may also disclose their performance as ranked by certain ranking entities. See the SAI for more information about the calculation of yields and total returns.

MANAGEMENT AND ADMINISTRATION OF THE TRUST


FUND MANAGEMENT AGREEMENT -- The Board has general supervisory responsibility over the Trust's affairs. The Manager provides or oversees all administrative, investment advisory and portfolio management services for the Trust pursuant to a Management Agreement dated April 3, 1987, as amended December 17, 1996, together with the Administrative Services Agreement described below. The AMR Trust and the Manager also entered into a Management Agreement dated November 22, 1996 that obligates the Manager to provide or oversee all administrative, investment advisory and portfolio management services for the AMR Trust. The Manager, located at 4333 Amon Carter Boulevard, MD 5645, Fort Worth, Texas 76155, is a wholly owned subsidiary of AMR Corporation ("AMR"), the parent company of American Airlines, Inc., and was organized in 1986 to provide investment management, advisory, administrative and asset management consulting services. The assets of the Balanced Portfolio, the Growth and Income Portfolio and the International Equity Portfolio are allocated by the Manager among one or more investment advisers designated for that Portfolio. See "Investment Advisers." The Manager serves as the sole active investment adviser to the Money Market Portfolios and the Limited-Term Income Portfolio. In addition, with the exception of the International Equity Portfolio, if so requested by any investment adviser, the Manager will make the investment decisions with respect to assets allocated to that investment adviser which the investment adviser determines should be invested in short-term obligations of the type permitted for investment by the Money Market Portfolio. As of December 31, 1996, the Manager had assets under management totaling approximately $16.0 billion including approximately $5.7 billion under active management and $10.3 billion as named fiduciary or fiduciary adviser. Of the total, approximately $11.9 billion of assets are related to AMR. American Airlines, Inc. is not responsible for investments made in the American AAdvantage Funds.



     The Manager provides the Trust and the AMR Trust with office space, office equipment and personnel necessary to manage and administer the Trusts' operations. This includes complying with reporting requirements; corresponding with shareholders; maintaining internal bookkeeping, accounting and auditing services and records; and supervising the provision of services to the Trusts by third parties. The Manager also oversees each Portfolio's participation in securities lending activities and any actions taken by securities lending agents in connection with those activities to ensure compliance with all applicable regulatory and investment guidelines. The Manager also develops the investment programs for each Portfolio, selects and changes investment advisers (subject to approval by the AMR Trust Board and appropriate interest holders), allocates assets among investment advisers, monitors the investment advisers' investment programs and results, and coordinates the investment activities of the investment advisers to ensure compliance with regulatory restrictions.



     The Manager bears the expense of providing the above services and pays the fees of the investment advisers of the Funds and their Portfolios. As compensation for paying the investment advisory fees and for providing the Portfolios with advisory and asset allocation services, the Manager receives from the AMR Trust an annualized advisory fee that is calculated and accrued daily, equal to the sum of (1) 0.15% of the net assets of the Money Market Portfolios, (2) 0.25% of the net assets of the Limited-Term Income Portfolio,
(3) 0.10% of the net assets of the other Portfolios, plus (4) all fees payable by the Manager to the AMR Trust's investment advisers as described in "Investment Advisers." The advisory fee is payable quarterly in arrears. To the extent that a Fund invests all of its investable assets in its corresponding Portfolio, the Manager will not receive an advisory fee under its Management Agreement with the Trust. The Manager receives compensation in connection with securities lending activities. If a Portfolio lends its portfolio securities and receives cash collateral from the borrower, the Manager will receive up to 25% of the net annual interest income (the gross interest earned by the investment less the amount paid to the borrower as well as related expenses) received from the investment of such cash. If a borrower posts collateral other than cash, the borrower will pay to the lender a loan fee. The Manager will receive up to 25% of the loan fees posted by borrowers. The Manager is compensated through the Administrative Services Agreement as described below for other services provided.

                                                                      PROSPECTUS

     Each Management Agreement will continue in effect provided that annually such continuance is specifically approved by a vote of the Board and the AMR Trust Board, including the affirmative votes of a majority of the Trustees of each Board who are not parties to the Management Agreement or "interested persons" as defined in the 1940 Act of any such party ("Independent Trustees"), cast in person at a meeting called for the purpose of considering such approval, or by the vote of a Fund's shareholders or a Portfolio's interest holders. A Management Agreement may be terminated with respect to a Fund or a Portfolio at any time, without penalty, by a majority vote of outstanding Fund shares or Portfolio interests on sixty (60) days' written notice to the Manager, or by the Manager, on sixty (60) days' written notice to the Trust or the AMR Trust. A Management Agreement will automatically terminate in the event of its "assignment" as defined in the 1940 Act.

     The Trust is responsible for the following expenses: audits by independent auditors; transfer agency, custodian, dividend disbursing agent and shareholder recordkeeping services; taxes, if any, and the preparation of each Fund's tax returns; interest; costs of Trustee and shareholder meetings; printing and mailing prospectuses and reports to existing shareholders; fees for filing reports with regulatory bodies and the maintenance of the Funds' existence; legal fees; fees to federal and state authorities for the registration of shares; fees and expenses of Independent Trustees; insurance and fidelity bond premiums; and any extraordinary expenses of a nonrecurring nature.

     A majority of the Independent Trustees of the Board have adopted written procedures reasonably appropriate to deal with potential conflicts of interest between the Trust and the AMR Trust, including creating a separate Board of Trustees of the AMR Trust.


FUND ADVISORY AGREEMENTS -- Each investment adviser has entered into a separate investment advisory agreement with the Manager to provide investment advisory services to the Funds and their corresponding Portfolios. To the extent that a Fund invests all of its investable assets in a corresponding Portfolio, however, an investment adviser will receive an advisory fee only on behalf of the Portfolio and not on behalf of its corresponding Fund. Except for the Money Market Portfolios and the Limited-Term Income Portfolio, the assets of each Portfolio are allocated among the investment advisers designated for that Portfolio and described in this Prospectus in "Investment Advisers." The Manager is permitted to enter into new or modified advisory agreements with existing or new investment advisers without approval of Fund shareholders or Portfolio interest holders, but subject to approval of the Board and the AMR Trust Board. The Securities and Exchange Commission issued an exemptive order which eliminates the need for shareholder/interest holder approval subject to compliance with certain conditions. These conditions include the requirement that within 90 days of hiring a new adviser or implementing a material change with respect to an advisory contract, the applicable Fund send a notice to shareholders containing information about the change that would be included in a proxy statement. The Manager recommends investment advisers to the Board and the AMR Trust Board based upon its continuing quantitative and qualitative evaluation of the investment advisers' skill in managing assets using specific investment styles and strategies. The allocation of assets among investment advisers may be changed at any time by the Manager. Allocations among investment advisers will vary based upon a variety of factors, including the overall investment performance of each investment adviser, the Portfolio's cash flow needs and market conditions. The Manager need not allocate assets to each investment adviser designated for a Portfolio. The investment advisers can be terminated without penalty to the AMR Trust by the Manager, the AMR Trust Board or the interest holders of the applicable Portfolio. Short-term investment performance, by itself, is not a significant factor in selecting or terminating an investment adviser, and the Manager does not expect to recommend frequent changes of investment advisers. The Prospectus will be supplemented if additional investment advisers are retained or the contract with any existing investment adviser is terminated.


     Each investment adviser has discretion to purchase and sell securities for its segment of a Portfolio's assets in accordance with that Portfolio's objectives, policies and restrictions and the more specific strategies provided by the Manager. Although the investment advisers are subject to general supervision by the AMR Trust Board and the Manager, these parties do not evaluate the investment merits of specific securities transactions. As compensation for its services, each investment adviser is paid a fee by the Manager out of the proceeds of the management fee received by the Manager from the AMR Trust.

PROSPECTUS

ADMINISTRATIVE SERVICES AGREEMENT -- The Manager and the Trust entered into an Administrative Services Agreement which obligates the Manager to provide the Funds those administrative and management services (other than investment advisory services) described in the Management Agreement. As compensation for these services, the Manager receives an annualized fee of 0.25% of the net assets of the Institutional Class of the Variable NAV Funds and 0.05% of the net assets of the Institutional Class of the Money Market Funds. The fee is payable quarterly in arrears.

ALLOCATION OF FUND EXPENSES -- Expenses of each Fund generally are allocated equally among the shares of that Fund, regardless of class. However, certain expenses approved by the Board will be allocated solely to the class to which they relate.

PRINCIPAL UNDERWRITER -- BROKERS TRANSACTION SERVICES, INC. ("BTS"), 7001 Preston Road, Dallas, Texas 75205, serves as the principal underwriter of the Trust.


CUSTODIAN AND TRANSFER AGENT -- NATIONSBANK OF TEXAS, N.A., Dallas, Texas, serves as custodian for the Portfolios and the Funds, except for the International Equity Portfolio, and as transfer agent for the Institutional Class. THE BANK OF NEW YORK, New York, New York, serves as custodian for the International Equity Portfolio.



INDEPENDENT AUDITOR -- The independent auditor for the Funds and the AMR Trust is ERNST & YOUNG LLP, Dallas, Texas.


INVESTMENT ADVISERS

     Set forth below is a brief description of the investment advisers for each Fund and its corresponding Portfolio, except for the Money Market Funds and their corresponding Portfolios, whose sole investment adviser is the Manager. References to the investment advisers retained by a Portfolio also apply to the corresponding Fund. Except for the Manager, none of the investment advisers provides any services to the Funds or the Portfolios except for portfolio investment management and related recordkeeping services, or has any affiliation with the Trust, the AMR Trust or the Manager.


     William F. Quinn has served as President of the Manager since it was founded in 1986 and Nancy A. Eckl serves as Vice President-Trust Investments of the Manager. Ms. Eckl previously served as Vice President-Finance and Compliance of the Manager from December 1990 to May 1995. In these capacities, Mr. Quinn and Ms. Eckl have primary responsibility for the day-to-day operations of the Balanced Fund, the Growth and Income Fund, the International Equity Fund and their corresponding Portfolios. These responsibilities include oversight of the investment advisers, regular review of each investment adviser's performance and asset allocations among investment advisers.



     Michael W. Fields is responsible for the portfolio management oversight of the Limited-Term Income Fund and its corresponding Portfolio. Mr. Fields has been with the Manager since it was founded in 1986 and serves as Vice President-Fixed Income Investments. Benjamin L. Mayer is responsible for the day-to-day portfolio management of the Limited-Term Income Portfolio. Mr. Mayer has served as Senior Portfolio Manager of the Manager since May 1995. Prior to that time, he was a Vice President of Institutional Fixed Income Sales at Merrill Lynch, Pierce, Fenner & Smith from January 1994 to April 1995 and Vice President, Regional Senior Strategist from April 1989 to January 1994. Mr. Mayer has had portfolio management responsibility for the Fund since August 1995.



     BARROW, HANLEY, MEWHINNEY & STRAUSS, INC. ("Barrow"), 3232 McKinney Avenue, 15th Floor, Dallas, Texas 75204, is a professional investment counseling firm which has been providing investment advisory services since 1979. The firm is wholly owned by United Asset Management Corporation, a Delaware corporation. As of December 31, 1996, Barrow had discretionary investment management authority with respect to approximately $20.5 billion of assets, including approximately $1.5 billion of assets of AMR and its subsidiaries and affiliated entities. Barrow serves as an investment adviser to the Balanced Portfolio, the Growth and Income Portfolio and the Limited-Term Income Portfolio, although the Manager does not presently intend to allocate any of the assets

                                                                      PROSPECTUS
in the Limited-Term Income Portfolio to Barrow. The Manager pays Barrow an annualized fee equal to .30% on the first $200 million in AMR Trust assets under its discretionary management, .20% on the next $300 million, .15% on the next $500 million, and .125% on assets over $1 billion.


     BRANDYWINE ASSET MANAGEMENT, INC. ("Brandywine"), 201 North Walnut Street, Wilmington, Delaware 19801, is a privately held professional investment counseling firm founded in 1986. As of December 31, 1996, Brandywine had assets under management totaling approximately $6 billion, including approximately $285 million of assets of AMR and its subsidiaries and affiliated entities. Brandywine serves as an investment adviser to the Balanced and the Growth and Income Portfolios. For its services to the Balanced Portfolio and the Growth and Income Portfolio, the Manager pays Brandywine an annualized fee equal to .225% of assets in the Balanced Portfolio and .25% of assets in the Growth and Income Portfolio of the first $500 million of assets under its discretionary management, .225% of the next $100 million and .20% on all excess assets.



     GSB INVESTMENT MANAGEMENT, INC. ("GSB"), 301 Commerce Street, Fort Worth, Texas 76102, is a professional investment management firm which was founded in 1987 by Frank P. Ganucheau, Mark J. Stupfel, and Lyle E. Brumley. GSB is wholly owned by United Asset Management Corporation, a Delaware corporation. As of December 31, 1996, GSB managed approximately $3.2 billion of assets, including approximately $802 million of assets of AMR and its subsidiaries and affiliated entities. GSB serves as an investment adviser to the Balanced Portfolio and the Growth and Income Portfolio. The Manager pays GSB an annualized fee equal to
 .30% of the first $100 million in AMR Trust assets under its discretionary management, .25% of the next $100 million, .20% of the next $100 million and
 .15% on all excess assets.



     HOTCHKIS AND WILEY, 800 West Sixth Street, 5th Floor, Los Angeles, California 90017, is a professional investment counseling firm which was founded in 1980 by John F. Hotchkis and George Wiley. Hotchkis and Wiley became a division of Merrill Lynch Capital Management Group, a wholly owned subsidiary of Merrill Lynch & Co., Inc. on November 12, 1996. Assets under management as of December 31, 1996 were approximately $10.2 billion, which included approximately $1.4 billion of assets of AMR and its subsidiaries and affiliated entities. Hotchkis and Wiley serves as an investment adviser to the Balanced Portfolio, the Growth and Income Portfolio and the International Equity Portfolio. The advisory contract provides for the Manager to pay Hotchkis and Wiley an annualized fee equal to .60% of the first $10 million of assets under its discretionary management, .50% of the next $140 million of assets, .30% of the next $50 million of assets, .20% of the next $800 million of assets and .15% of all excess assets.



     INDEPENDENCE INVESTMENT ASSOCIATES, INC. ("IIA"), 53 State Street, Boston, Massachusetts 02109, is a professional investment counseling firm which was founded in 1982. The firm is a wholly owned subsidiary of John Hancock Mutual Life Insurance Company. Assets under management as of December 31, 1996, including funds managed for its parent company, were approximately $25.9 billion, which included approximately $981 million of assets of AMR and its subsidiaries and affiliated entities. IIA serves as an investment adviser to the Balanced Portfolio and the Growth and Income Portfolio. The Manager pays IIA an annualized fee equal to .50% of the first $30 million of AMR Trust assets under its discretionary management, .25% of the next $70 million of assets, and .20% of all excess assets.



     MORGAN STANLEY ASSET MANAGEMENT INC. ("MSAM"), 25 Cabot Square, London, United Kingdom E14 4QA, is a wholly owned subsidiary of Morgan Stanley Group Inc. MSAM provides portfolio management and named fiduciary services to taxable and nontaxable institutions, international organizations and individuals investing in United States and international equity and debt securities. As of September 30, 1996, MSAM had assets under management totaling approximately $67.1 billion, including approximately $50.2 billion under active management and $16.9 billion as named fiduciary or fiduciary adviser. As of December 31, 1996, MSAM had investment authority over approximately $314 million of assets of AMR and its subsidiaries and affiliated entities. MSAM serves as an investment adviser to the International Equity Portfolio. For this service, the Manager pays MSAM an annual fee equal to .80% of the first $25 million of assets under its discretionary management, .60% of the next $25 million in assets, .50% of the next $25 million in assets and .40% on all excess assets.



     On February 5, 1997, Morgan Stanley Group Inc. and Dean Witter, Discover & Co. announced that they had entered into an Agreement and Plan of Merger to form a new company to be named Morgan Stanley, Dean

PROSPECTUS

Witter, Discover & Co. Subject to certain conditions being met, it is currently anticipated that the transaction will close in mid-1997. Thereafter, MSAM will be a subsidiary of Morgan Stanley, Dean Witter, Discover & Co.



     ROWE PRICE-FLEMING INTERNATIONAL, INC., 100 East Pratt Street, Baltimore, Maryland 21202, is a professional investment counseling firm founded in 1979. Fleming is a joint venture owned entirely by its three parent companies, T. Rowe Price, Robert Fleming and Jardine Fleming. As of December 31, 1996, Fleming had assets under management totaling approximately $29.0 billion, including approximately $265 million of assets of AMR and its subsidiaries and affiliated entities. Fleming serves as an investment adviser to the International Equity Portfolio, although the Manager does not presently intend to allocate assets from the Portfolio to Fleming. For its services to the International Equity Portfolio when total assets under Fleming's management are less than $200 million, the Manager will pay Fleming an annualized fee equal to 0.75% of the first $20 million, 0.60% of the next $30 million and 0.50% on amounts over $50 million. When assets under Fleming's management exceed $200 million but are less than $500 million, the Manager will pay Fleming an annualized fee equal to 0.50% on all assets. When assets under Fleming's management exceed $500 million but are less than $750 million, the Manager will pay an annualized fee equal to 0.45% on all assets, and when assets exceed $750 million, the Manager will pay Fleming a flat fee of 0.40% on all assets. When asset levels are between $184 million and $200 million, Fleming will credit the Manager with an adjustment for the difference between the two fee schedules. The credit is determined by pro-rating the difference between the original tiered fee and the flat fee ($80,000 per annum at all asset levels) over the difference between $200 million and the current asset size for billing purposes.



     TEMPLETON INVESTMENT COUNSEL, INC. ("Templeton"), 500 East Broward Blvd., Suite 2100, Fort Lauderdale, Florida 33394-3091, is a professional investment counseling firm which has been providing investment services since 1979. Templeton is indirectly owned by Franklin Resources, Inc. As of December 31, 1996, Templeton had discretionary investment management authority with respect to approximately $21.7 billion of assets, including approximately $433.9 million of assets of AMR and its subsidiaries and affiliated entities. Templeton serves as an investment adviser to the International Equity Portfolio. For this service, the Manager pays Templeton an annualized fee equal to .50% of the first $100 million of assets under its discretionary management, .35% of the next $50 million in assets, .30% of the next $250 million in assets and .25% on assets over $400 million.


     Solely for the purpose of determining the applicable percentage rates when calculating the fees for each investment adviser other than MSAM, there shall be included all other assets or trust assets of American Airlines, Inc. also under management by each respective investment adviser (except assets managed by Barrow under the HALO Bond Program). For the purpose of determining the applicable percentage rates when calculating MSAM's fees, all equity account assets managed by MSAM on behalf of American Airlines, Inc. shall be included. The inclusion of any such assets will result in lower overall fee rates being applied to the applicable Portfolio.

PURCHASE, REDEMPTION AND VALUATION OF SHARES


PURCHASING SHARES OF THE TRUST -- Institutional Class shares are offered without a sales charge to institutions -- including bank trust departments acting on behalf of their clients (such as employee benefit plans, personal trusts and other accounts for which the bank acts as agent or fiduciary); endowment funds and charitable foundations; employee welfare plans which are tax-exempt under
Section 501(c)(9) of the Internal Revenue Code of 1986, as amended ("Code"); qualified pension and profit sharing plans, and cash or deferred arrangements under Section 401(k) of the Code; corporations; and other institutional investors who make an initial investment of at least $2 million. The Manager may allow a reasonable period of time after opening an account for an investor to meet the initial investment requirement. The Manager may waive the minimum investment requirement for certain individuals associated with AMR or the Manager, as more fully described in the SAI. In addition, for investors such as investment advisors, trust companies and financial advisors who make investments for a group of clients, the minimum initial investment can be met through an aggregated purchase order for more than one client.



     Trust shares are sold without a sales charge at the net asset value next determined after the acceptance of a purchase order. Shares of the Variable NAV Funds are offered and purchase orders accepted until 4:00 p.m. Eastern time on each day on which the New York Stock Exchange (the "Exchange") is open for trading which


                                                                      PROSPECTUS
excludes the following business holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day ("Business Day"). Shares of the Money Market Fund are offered and orders accepted until 3:00 p.m. Eastern time on each day on which the Federal Reserve and the custodian/transfer agent are open for business ("Money Market Business Day"). Shares are offered and orders are accepted for the Municipal Money Market Fund until 12:00 p.m. Eastern time and for the U.S. Government Money Market Fund until 2:00 p.m. Eastern time on each Money Market Business Day. The Trust reserves the right to reject any order for the purchase of shares and to limit or suspend, without prior notice, the offering of shares.


     Institutional Class shares may be purchased and redeemed as follows:

BY WIRE -- Purchases may be made by wiring funds. If opening a new account, an investor should first forward a completed new account application to the Manager at P.O. Box 619003, MD 5645, DFW Airport, TX 75261-9003 or by facsimile to (817) 967-0768. To ensure prompt receipt of a transmission by wire, the investor should: telephone the transfer agent at (214) 508-5038 or (800) 658-5811 and specify the Fund whose shares are to be purchased; provide the name, address, telephone number and account number of the investor; and identify the amount being wired and by which bank. The transfer agent will provide the investor with an account number. The investor should instruct its bank to designate the account number and transmit the federal funds to: Federal Reserve Bank, Dallas, for NationsBank of Texas, N.A. ABA Routing #111-000-025, Corporate Trust Suspense Account No. 0180019810, reference American AAdvantage Funds, attention:
Fund Account Services.

BY DEPOSITING SECURITIES -- Shares of a Fund may be purchased in exchange for an investor's securities if the securities are acceptable to that Fund's corresponding Portfolio and satisfy applicable investment objectives and policies. Investors interested in exchanging securities must first contact the Manager and acquire instructions regarding submission of a written description of the securities which the investor wishes to exchange. The investor must represent that all such securities offered to any Fund are not subject to any sale restrictions. Within five business days after receipt of the written description, the Manager will advise the investor whether the securities to be exchanged are acceptable. There is no charge for this review by the Manager. Securities accepted by a Fund must have a readily ascertainable value as evidenced by a listing on the Exchange, American Stock Exchange or Nasdaq. Securities are valued in the manner described for valuing Portfolio assets in the section entitled "Valuation of Shares." Acceptance of such orders may occur on any day during the five-day period afforded the Manager to review the acceptability of the securities. Upon notice of acceptance of such orders, the securities must be delivered in fully negotiable form within three days. The Manager will provide delivery instructions at the time of acceptance. A gain or loss for federal income tax purposes may be realized by the investor upon the securities exchange, depending upon the adjusted tax basis and value of the securities tendered. A Fund will accept securities in this manner only for purposes of investment by its corresponding Portfolio, and not for resale.

BY MAIL -- Share purchases of any Fund may be made by mail by sending a check or other negotiable bank draft payable to the applicable Fund to "NationsBank of Texas, N.A., 11th Floor, Elm Place, P.O. Box 830840, Dallas, Texas 75283-0840,
Attn.: American AAdvantage Funds -- Institutional Class." An additional purchase of shares should be accompanied by the shareholder's account number. Purchase checks are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank.

REDEMPTION OF SHARES -- Variable NAV Fund shares may be redeemed on any Business Day by writing directly to NationsBank of Texas, N.A. at the address above under "Purchasing Shares of the Trust -- By Mail." Shares of the Money Market Funds may be redeemed on any Money Market Business Day by writing to the same address. The redemption price will be the net asset value per share next determined after receipt by NationsBank of Texas, N.A. of all required documents in good order. "Good order" means that the request must include a letter of instruction or stock assignment specifying the number of shares or dollar amount to be redeemed, signed by an authorized signatory for the owners of the shares in the exact names in which they appear on the account, and accompanied by such other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodians, corporations, IRAs and welfare, pension and profit-sharing plans. In addition, any share certificates

PROSPECTUS
being redeemed must be returned duly endorsed or accompanied by a stock assignment with signatures guaranteed by a bank, trust company or member of a recognized stock exchange.

     Payment for redeemed shares will be made in cash within seven days after the receipt of a redemption request in good order. However, the Fund reserves the right to suspend redemptions or postpone the date of payment (a) for any periods during which the Exchange is closed (other than for customary weekend and holiday closings), or when trading on the Exchange is restricted, (b) at such time as an emergency exists as determined by the Securities and Exchange Commission so that disposal of a Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit for protection of the Funds' shareholders. Shares purchased by check may not be redeemed until the funds have cleared, which may take up to 15 days. Although the Funds intend to redeem shares in cash, each Fund reserves the right to pay the redemption price in whole or in part by a distribution of readily marketable securities held by the applicable Fund's corresponding Portfolio. See the SAI for further information concerning redemptions in kind.

FULL REDEMPTIONS -- Unpaid dividends credited to an account up to the date of redemption of all shares of a Money Market Fund generally will be paid at the time of redemption.

DISTRIBUTION OF TRUST SHARES -- Shares are distributed through the Funds' principal underwriter, BTS. BTS is compensated by the Manager, and not the Trust. The Trust does not incur any direct distribution expenses other than those related to Platinum Class shares. However, the Trust has adopted a Distribution Plan in accordance with Rule 12b-1 under the 1940 Act which authorizes the use of any fees received by the Manager in accordance with the Administrative Services and Management Agreements and any fees received by the investment advisers pursuant to their Advisory Agreements with the Manager, to be used for distribution purposes.

VALUATION OF SHARES -- The net asset value of each share (share price) of the Variable NAV Funds is determined as of 4:00 p.m. Eastern time on each Business Day and the net asset value of each share of the Money Market Funds is determined as of 4:00 p.m. Eastern time on each Money Market Business Day. The net asset value of shares of the Institutional Class will be determined based on a pro rata allocation of the value of the Fund's corresponding Portfolio's investment income, expenses and total capital gains and losses. The allocation will be based on comparative net asset value at the beginning of the day except for expenses related solely to one class of shares ("Class Expenses") which will be borne only by the appropriate class of shares. Because of the Class Expenses, the net income attributable to and the dividends payable for each class of shares may be different. Additionally, the Variable NAV Funds may compute differing share prices as a result of Class Expenses.

     Equity securities listed on securities exchanges, including all but United Kingdom securities of the International Equity Portfolio, are valued at the last quoted sales price on a designated exchange prior to the close of trading on the Exchange or, lacking any sales, on the basis of the last current bid price prior to the close of trading on the Exchange. Securities of the United Kingdom held in the International Equity Portfolio are priced at the last jobber price (mid of the bid and offer prices quoted by the leading stock jobber in the security) prior to close of trading on the Exchange. Trading in foreign markets is usually completed each day prior to the close of the Exchange. However, events may occur which affect the values of such securities and the exchange rates between the time of valuation and the close of the Exchange. Should events materially affect the value of such securities during this period, the securities are priced at fair value, as determined in good faith and pursuant to procedures approved by the Board. Over-the-counter equity securities are valued on the basis of the last bid price on that date prior to the close of trading. Debt securities (other than short-term securities) will normally be valued on the basis of prices provided by a pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. In some cases, the prices of debt securities may be determined using quotes obtained from brokers. Securities for which market quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures approved by the AMR Trust Board. Assets and liabilities denominated in foreign currencies and forward currency contracts are translated into U.S. dollar equivalents based on prevailing market rates. Portfolio obligations held by the Money Market Portfolios are valued in accordance with the
                                                                      PROSPECTUS
amortized cost method, which is designed to enable those Portfolios and their corresponding Funds to maintain a consistent $1.00 per share net asset value. Investment grade short-term obligations with 60 days or less to maturity held by all other Portfolios also are valued using the amortized cost method as described in the SAI.

DIVIDENDS, OTHER DISTRIBUTIONS AND TAX MATTERS


DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS -- Dividends and other distributions paid on each class of a Fund's shares are calculated at the same time and in the same manner. Dividends from the net investment income of the Balanced Fund, the Growth and Income Fund and the International Equity Fund normally are declared annually. Dividends consisting of substantially all of the net investment income of the Limited-Term Income Fund, which are paid monthly, normally are declared on each Business Day immediately prior to the determination of the net asset value and are payable to shareholders of record as of the close of business on the day on which declared. A Fund's net investment income attributable to the Institutional Class will consist of that class's pro rata share of the Fund's share of dividends and interest (including discount) accrued on the securities held by its corresponding Portfolio, less applicable expenses of the Fund and the Portfolio attributable to the Institutional Class. Distributions of a Fund's share of its corresponding Portfolio's realized net short-term capital gain, net capital gain (the excess of net long-term capital gain over net short-term capital loss), and net gains from foreign currency transactions, if any, normally will be made annually.



     All of each Money Market Fund's net investment income and net short-term capital gain, if any, generally is declared as dividends on each Money Market Business Day immediately prior to the determination of the net asset value. Dividends generally will be paid on the first day of the following month. Each Money Market Fund's net investment income attributable to the Institutional Class will consist of that class' pro rata share of the Fund's share of interest accrued and discount earned on its corresponding Portfolio's securities, less amortization of premium and estimated expenses of both the Portfolio and the Fund attributable to the Institutional Class. The Money Market Portfolios do not expect to realize net capital gain and, therefore, the Money Market Funds do not foresee paying any capital gain distributions. If any Money Market Fund (either directly or indirectly through its corresponding Portfolio) incurred or anticipated any unusual expenses, loss or depreciation that would adversely affect its net asset value or income for a particular period, the Board would at that time consider whether to adhere to the dividend policy described above or to revise it in the light of the then prevailing circumstances.


     Unless a shareholder elects otherwise on the account application, all dividends and other distributions on a Fund's Institutional Class shares will be automatically declared and paid in additional Institutional Class shares of that Fund. However, a shareholder may choose to have distributions of net capital gain paid in shares and dividends paid in cash or to have all such distributions and dividends paid in cash. An election may be changed at any time by delivering written notice that is received by the transfer agent at least ten days prior to the payment date for a dividend or other distribution.

TAX INFORMATION -- Each Fund is treated as a separate corporation for federal income tax purposes and intends to continue to qualify for treatment as a regulated investment company under the Code. In each taxable year that a Fund so qualifies, the Fund (but not its shareholders) will be relieved of federal income tax on that part of its investment company taxable income (generally, net investment income plus any net short-term capital gain and gains from certain foreign currency transactions) and net capital gain that it distributes to its shareholders. However, a Fund will be subject to a nondeductible 4% excise tax to the extent that it fails to distribute by the end of any calendar year substantially all of its ordinary income for that calendar year and its capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. For these and other purposes, dividends and other distributions declared by a Fund in October, November or December of any year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if they are paid by the Fund during the following January. Each Portfolio received a ruling from the Internal Revenue Service that it is classified for federal income tax purposes as a partnership; accordingly, no Portfolio is subject to federal income tax.

PROSPECTUS

     Dividends from a Fund's investment company taxable income will be taxable to its shareholders as ordinary income to the extent of the Fund's earnings and profits, whether received in cash or paid in additional Fund shares. Distributions of a Fund's net capital gain (whether received in cash or paid in additional Fund shares), when designated as such, generally will be taxable to its shareholders as long-term capital gain, regardless of how long they have held their Fund shares. A capital gain distribution from a Fund also may be offset by capital losses from other sources.

     Some foreign countries may impose withholding taxes on certain dividends payable to the International Equity Portfolio. The International Equity Fund's share of any such tax withheld may either be treated by that Fund as a deduction or, if it satisfies certain requirements, it may elect to flow the tax through to its shareholders, who in turn may either treat it as a deduction or use it in calculating a credit against their federal income tax.

     A portion of the income dividends paid by the Balanced Fund and the Growth and Income Fund is eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the respective Fund's aggregate dividends received from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction may be subject indirectly to the AMT. The International Equity Fund's dividends will most likely not qualify for the dividends-received deduction because none of the dividends received by that Fund are expected to be paid by U.S. corporations.

     Distributions by the Municipal Money Market Fund that it designates as "exempt-interest dividends" generally may be excluded from gross income by its shareholders. If the Municipal Money Market Portfolio earns taxable income from any of its investments, the Municipal Money Market Fund's share of income will be distributed to its shareholders as a taxable dividend. To the extent that Portfolio invests in private activity obligations, that Fund's shareholders will be required to treat a portion of its dividends as a "tax preference item" in determining their liability for the AMT. Exempt-interest dividends also may be subject to tax under state and local tax laws. Because some states exempt from tax the interest on their own obligations and obligations of governmental agencies and municipalities in the state, shareholders will receive tax information each year regarding the Municipal Money Market Fund's exempt-interest income by state. Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of that Fund is not deductible.

     Redemption of Fund shares (other than shares of the Money Market Funds) may result in taxable gain or loss to the redeeming shareholder, depending upon whether the fair market value of the redemption proceeds exceeds or is less than the shareholder's adjusted basis for the redeemed shares. If shares of a Fund are redeemed at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.

     If shares are purchased shortly before the record date for a dividend (other than an exempt-interest dividend) or other distribution, the investor will pay full price for the shares and receive some portion of the price back as a taxable distribution.

     Each Fund notifies its shareholders following the end of each calendar year of the amounts of dividends and capital gain distributions paid (or deemed paid) (and for the International Equity Fund, if it satisfies the requirements and makes the election referred to above, their share of that Fund's share of any foreign taxes paid by the International Equity Portfolio) that year and of any portion of those dividends that qualifies for the corporate dividends-received deduction. The notice sent by the Municipal Money Market Fund specifies the amounts of exempt-interest dividends (and the portion thereof, if any, that is a tax preference item for purposes of the AMT) and any taxable dividends.

     Each Fund is required to withhold 31% of all taxable dividends, and, for all Funds other than the Money Market Funds, capital gain distributions and redemption proceeds payable to any individuals and certain other non-corporate shareholders who do not provide the Fund with a correct taxpayer identification number or (except with respect to redemption proceeds) who otherwise are subject to back-up withholding.

     The foregoing is only a summary of some of the important tax considerations generally affecting the Funds and their shareholders. Prospective investors are urged to consult their own tax advisers regarding specific

                                                                      PROSPECTUS
questions as to the effect of federal, state or local income taxes on any investment in the Trust. For further tax information, see the SAI.

GENERAL INFORMATION


     The Trust currently is comprised of nine separate investment portfolios. Each Fund included in this Prospectus is comprised of three classes of shares, which can be issued in an unlimited number. Each share represents an equal proportionate beneficial interest in that Fund and is entitled to one vote. Only shares of a particular class may vote on matters affecting that class. Only shares of a particular Fund may vote on matters affecting that Fund. All shares of the Trust vote on matters affecting the Trust as a whole. Share voting rights are not cumulative, and shares have no preemptive or conversion rights. Shares of the Trust are nontransferable. Each series in the Trust will not be involved in any vote involving a Portfolio in which it does not invest its assets. Shareholders of all of the series of the Trust, however, will vote together to elect Trustees of the Trust and for certain other matters. Under certain circumstances, the shareholders of one or more series could control the outcome of these votes.


     On most issues subjected to a vote of a Portfolio's interest holders, as required by the 1940 Act, its corresponding Fund will solicit proxies from its shareholders and will vote its interest in the Portfolio in proportion to the votes cast by that Fund's shareholders. Because a Portfolio interest holder's votes are proportionate to its percentage interests in that Portfolio, one or more other Portfolio investors could, in certain instances, approve an action against which a majority of the outstanding voting securities of its corresponding Fund had voted. This could result in that Fund's redeeming its investment in its corresponding Portfolio, which could result in increased expenses for that Fund. Whenever the shareholders of a Fund are called to vote on matters related to its corresponding Portfolio, the Board shall vote shares for which they receive no voting instructions in the same proportion as the shares for which they do receive voting instructions. Any information received from a Portfolio in the Portfolio's report to shareholders will be provided to the shareholders of its corresponding Fund.

     As a Massachusetts business trust, the Trust is not obligated to conduct annual shareholder meetings. However, the Trust will hold special shareholder meetings whenever required to do so under the federal securities laws or the Trust's Declaration of Trust or By-Laws. Trustees can be removed by a shareholder vote at special shareholder meetings.


    As more fully described in the SAI, the following persons may be deemed to control certain Funds by virtue of their ownership of more than 25% of the outstanding shares of a Fund as of January 31, 1997:


AMERICAN AADVANTAGE BALANCED FUND

    AMR Corporation and subsidiary companies and Employee Benefit Trusts
thereof                                                                      66%

AMERICAN AADVANTAGE GROWTH AND INCOME FUND

    AMR Corporation and subsidiary companies and Employee Benefit Trusts
thereof                                                                      89%

AMERICAN AADVANTAGE INTERNATIONAL EQUITY FUND

    AMR Corporation and subsidiary companies and Employee Benefit Trusts
thereof                                                                      80%

AMERICAN AADVANTAGE LIMITED-TERM INCOME FUND

    Retirement Advisors of America, Inc.                                     60%


    AMR Corporation and subsidiary companies and Employee Benefit Trusts
thereof                                                                      28%


PROSPECTUS

SHAREHOLDER COMMUNICATIONS



     Shareholders will receive periodic reports, including annual and semi-annual reports which will include financial statements showing the results of the Funds' operations and other information. The financial statements of the Funds will be audited by Ernst & Young LLP, independent auditor, at least annually. Shareholder inquiries and requests for information regarding the other investment companies which also invest in the AMR Trust should be made in writing to the Funds at P.O. Box 619003, MD 5645, Dallas/Fort Worth Airport, Texas 75261-9003, or by calling (800) 388-3344.


    NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN SALES LITERATURE SPECIFICALLY APPROVED BY OFFICERS OF THE TRUST FOR USE IN CONNECTION WITH THE OFFER OF ANY INSTITUTIONAL CLASS SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY JURISDICTION IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.


American AAdvantage Funds is a registered service mark of AMR Corporation. PlanAhead Class is a registered service mark, and Platinum Class, American AAdvantage Balanced Fund, American AAdvantage Growth and Income Fund, American AAdvantage International Equity Fund, American AAdvantage Limited-Term Income Fund, American AAdvantage Money Market Fund, American AAdvantage Municipal Money Market Fund and American AAdvantage U.S. Government Money Market Fund are service marks of AMR Investment Services, Inc.

                                                                      PROSPECTUS

THIS PROSPECTUS contains important information about the PLANAHEAD CLASS OF THE AMERICAN AADVANTAGE FUNDS ("Trust"), an open-end management investment company which consists of multiple investment portfolios. This prospectus pertains only to the seven funds listed on this cover page (individually referred to as a "Fund" and, collectively, the "Funds"). EACH FUND SEEKS ITS INVESTMENT OBJECTIVE BY INVESTING ALL OF ITS INVESTABLE ASSETS IN A CORRESPONDING PORTFOLIO (INDIVIDUALLY REFERRED TO AS A "PORTFOLIO" AND, COLLECTIVELY, "PORTFOLIOS") OF THE AMR INVESTMENT SERVICES TRUST ("AMR TRUST") WHICH HAS AN INVESTMENT OBJECTIVE IDENTICAL TO THE INVESTING FUND. The investment experience of each Fund will correspond directly with the investment experience of each Portfolio. Each Fund consists of multiple classes of shares designed to meet the needs of different groups of investors. PlanAhead Class shares are available to all investors, including smaller institutional investors, investors using intermediary organizations such as discount brokers or plan sponsors, individual retirement accounts, and self-employed individual retirement plans. Investors should read this Prospectus carefully before making an investment decision and retain it for future reference.



IN ADDITION TO THIS PROSPECTUS, a Statement of Additional Information ("SAI") dated March 1, 1997 has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The SAI contains more detailed information about the Funds. For a free copy of the SAI, call 800-423-7526. For further information about the PlanAhead Class or for information on the other classes of shares, please refer to the appropriate address and phone number on the back cover of this Prospectus.



The Securities and Exchange Commission maintains a Web Site
(http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding the Funds and the Portfolios.


AN INVESTMENT IN THE MONEY MARKET FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THEY WILL BE ABLE TO MAINTAIN A STABLE PRICE OF $1.00 PER SHARE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY SUCH STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                 --------------------------------
                   [AMERICAN AADVANTAGE LOGO]
                    -- PlanAhead Class(R) --
                          March 1, 1997


            Managed by AMR Investment Services, Inc.


BALANCED FUND
GROWTH AND INCOME FUND
INTERNATIONAL EQUITY FUND
LIMITED-TERM INCOME FUND
MONEY MARKET FUND
MUNICIPAL MONEY MARKET FUND

U.S. GOVERNMENT MONEY MARKET FUND


               ----------------------------------

The AMERICAN AADVANTAGE BALANCED FUND(SM) ("Balanced Fund") seeks income and capital appreciation by investing all of its investable assets in the Balanced Portfolio of the AMR Trust ("Balanced Portfolio") which in turn primarily invests in equity and debt securities (such as stocks and bonds).

The AMERICAN AADVANTAGE GROWTH AND INCOME FUND(SM) ("Growth and Income Fund") seeks long-term capital appreciation and current income by investing all of its investable assets in the Growth and Income Portfolio of the AMR Trust ("Growth and Income Portfolio") which in turn primarily invests in equity securities (such as stocks).

The AMERICAN AADVANTAGE INTERNATIONAL EQUITY FUND(SM) ("International Equity Fund") seeks long-term capital appreciation by investing all of its investable assets in the International Equity Portfolio of the AMR Trust ("International Equity Portfolio") which in turn primarily invests in equity securities of issuers based outside the United States (such as foreign stocks).

The AMERICAN AADVANTAGE LIMITED-TERM INCOME FUND(SM) ("Limited-Term Income Fund") seeks income and capital appreciation by investing all of its investable assets in the Limited-Term Income Portfolio of the AMR Trust ("Limited-Term Income Portfolio") which in turn primarily invests in debt obligations.


The AMERICAN AADVANTAGE MONEY MARKET FUND(SM) ("Money Market Fund"), AMERICAN AADVANTAGE MUNICIPAL MONEY MARKET FUND(SM) ("Municipal Money Market Fund") and AMERICAN AADVANTAGE U.S. GOVERNMENT MONEY MARKET FUND(SM) ("U.S. Government Money Market Fund," formerly the American AAdvantage U.S. Treasury Money Market
Fund) (collectively, the "Money Market Funds") each seeks current income, liquidity, and the maintenance of a stable price per share of $1.00 by investing all of its investable assets in the Money Market Portfolio of the AMR Trust ("Money Market Portfolio"), the Municipal Money Market Portfolio of the AMR Trust ("Municipal Money Market Portfolio") and the U.S. Government Money Market Portfolio of the AMR Trust ("U.S. Government Money Market Portfolio", formerly the U.S. Treasury Money Market Portfolio), respectively (collectively the "Money Market Portfolios"), which in turn invest in high quality, short-term obligations. The Municipal Money Market Portfolio invests primarily in municipal obligations and the U.S. Government Money Market Portfolio invests exclusively in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and in repurchase agreements that are collateralized by such obligations.


    Under a Hub and Spoke(R)(1) operating structure, each Fund seeks its investment objective by investing all of its investable assets in a corresponding Portfolio as described above. Each Portfolio's investment objective is identical to that of its corresponding Fund. Whenever the phrase "all of the Fund's investable assets" is used, it means that the only investment securities that will be held by a Fund will be that Fund's interest in its corresponding Portfolio. AMR Investment Services, Inc. ("Manager") provides investment management and administrative services to the Portfolios and administrative services to the Funds. This Hub and Spoke operating structure is different from that of many other investment companies which directly acquire and manage their own portfolios of securities. Accordingly, investors should carefully consider this investment approach. See "Investment Objectives, Policies and Risks -- Additional Information About the Portfolios." A Fund may withdraw its investment in a corresponding Portfolio at any time if the Trust's Board of Trustees ("Board") determines that it would be in the best interest of that Fund and its shareholders to do so. Upon any such withdrawal, that Fund's assets would be invested in accordance with the investment policies and restrictions described in this Prospectus and the SAI.

---------------

(1) Hub and Spoke is a registered service mark of Signature Financial Group, Inc.
PROSPECTUS

--------------------------------------------------------------------------------

    TABLE OF FEES AND EXPENSES..............   3
    FINANCIAL HIGHLIGHTS....................   4
    INTRODUCTION............................  11
    INVESTMENT OBJECTIVES, POLICIES AND
    RISKS...................................  11
    INVESTMENT RESTRICTIONS.................  21
    YIELDS AND TOTAL RETURNS................  22
    MANAGEMENT AND ADMINISTRATION OF THE
    TRUST...................................  22
    INVESTMENT ADVISERS.....................  25
    HOW TO PURCHASE SHARES..................  27

    HOW TO REDEEM SHARES....................  29
    RETIREMENT ACCOUNTS.....................  30
    EXCHANGE PRIVILEGE......................  30
    DISTRIBUTION OF TRUST SHARES............  30
    VALUATION OF SHARES.....................  31
    DIVIDENDS, OTHER DISTRIBUTIONS AND TAX
    MATTERS.................................  31
    GENERAL INFORMATION.....................  33
    SHAREHOLDER COMMUNICATIONS..............  34



--------------------------------------------------------------------------------

TABLE OF FEES AND EXPENSES

Annual Operating Expenses (as a percentage of average net assets):


                                                                                                                          U.S.
                                                              GROWTH     INTER-     LIMITED-              MUNICIPAL    GOVERNMENT
                                                               AND      NATIONAL      TERM      MONEY       MONEY        MONEY
                                                  BALANCED    INCOME     EQUITY      INCOME     MARKET     MARKET        MARKET
                                                    FUND       FUND       FUND        FUND       FUND       FUND          FUND
Management Fees                                     0.33%      0.33%      0.48%       0.25%      0.15%      0.15%         0.15%

12b-1 Fees                                          0.00       0.00       0.00        0.00       0.00       0.00          0.00

Other Expenses (after fee waivers)(1)               0.64       0.63       0.69        0.60       0.43       0.52          0.52
                                                    ----        ---       ----        ----        ---      -----         -----

Total Operating Expenses (after fee waivers)(2)     0.97%      0.96%      1.17%       0.85%      0.58%      0.67%         0.67%
                                                    ----        ---       ----        ----        ---      -----         -----
                                                    ----        ---       ----        ----        ---      -----         -----



(1) "Other Expenses" before fee waivers are estimated to be 0.69% for the PlanAhead Class of Limited-Term Income Fund.



(2) "Total Operating Expenses" before fee waivers are estimated to be 0.94% for the PlanAhead Class of Limited-Term Income Fund.



    The above expenses reflect the expenses of each Fund and the Portfolio in which it invests. The Board believes that the aggregate per share expenses of each Fund and its corresponding Portfolio will be approximately equal to the expenses that the Fund would incur if its assets were invested directly in the type of securities held by the Portfolio.


                                                                      PROSPECTUS

EXAMPLES

A PlanAhead Class investor in each Fund would directly or indirectly pay on a cumulative basis the following expenses on a $1,000 investment assuming a 5% annual return:


                                                              1 YEAR         3 YEARS        5 YEARS        10 YEARS
Balanced Fund                                                   $10            $31            $54            $119

Growth and Income Fund                                           10             31             53             118

International Equity Fund                                        12             37             64             142

Limited-Term Income Fund                                          9             27             47             105

Money Market Fund                                                 6             19             32              73

Municipal Money Market Fund                                       7             21             37              83
U.S. Government Money Market Fund                                 7             21             37              83


    The purpose of the table above is to assist a potential investor in understanding the various costs and expenses to be incurred directly or indirectly as a shareholder in the PlanAhead Class of a Fund. Additional information may be found under "Management and Administration of the Trust" and "Investment Advisers."

THE FOREGOING EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN AND PERFORMANCE MAY BE BETTER OR WORSE THAN THE 5% ANNUAL RETURN ASSUMED IN THE EXAMPLES.

FINANCIAL HIGHLIGHTS

    The financial highlights in the following tables have been derived from financial statements of the Trust. The information has been audited by Ernst & Young LLP, independent auditors. Such information should be read in conjunction with the financial statements and the report of the independent auditors appearing in the Annual Report incorporated by reference in the SAI, which contains further information about performance of the Funds and can be obtained by investors without charge.

PROSPECTUS

                             (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                 BALANCED FUND
                              ------------------------------------------------------------------------------------
                                          PLANAHEAD CLASS                           INSTITUTIONAL CLASS
                              ----------------------------------------    ----------------------------------------
                               YEAR ENDED OCTOBER 31,     PERIOD ENDED             YEAR ENDED OCTOBER 31,
                              -------------------------   OCTOBER 31,     ----------------------------------------
                              1996(5)(6)     1995(4)(5)    1994(1)(3)     1994(3)     1993       1992       1991
                              ------------------------------------------------------------------------------------
Net asset value, beginning
of period                       $13.90         $12.35        $12.35        $13.23     $11.99     $11.60      $9.87
                                ------         ------       -------          ----       ----       ----       ----
Income from investment
operations:
 Net investment income            0.57(7)        0.54          0.12          0.57       0.49       0.55       0.58
 Net gains (losses) on
  securities (both realized
  and unrealized)                 1.56(7)        1.67         (0.12)        (0.54)      1.57       0.41       1.79
                                ------         ------       -------          ----       ----       ----       ----
Total from investment
operations                        2.13           2.21          0.00          0.03       2.06       0.96       2.37
                                ------         ------       -------          ----       ----       ----       ----
Less distributions:
 Dividends from net
  investment income              (0.56)         (0.52)           --         (0.56)     (0.52)     (0.56)     (0.64)
 Distributions from net
  realized gains on
  securities                     (0.44)         (0.14)           --         (0.34)     (0.30)     (0.01)        --
                                ------         ------       -------          ----       ----       ----       ----
Total distributions              (1.00)         (0.66)           --         (0.90)     (0.82)     (0.57)     (0.64)
                                ------         ------       -------          ----       ----       ----       ----
Net asset value, end of
period                          $15.03         $13.90        $12.35        $12.36     $13.23     $11.99     $11.60
                                ------         ------       -------          ----       ----       ----       ----
                                ------         ------       -------          ----       ----       ----       ----
Total return (annualized)(8)     16.01%         19.06%        (0.16%)(9)    (0.08%)    19.19%      8.75%     25.35%
                                ------         ------       -------          ----       ----       ----       ----
                                ------         ------       -------          ----       ----       ----       ----
Ratios/supplemental data:
 Net assets, end of period
  (in thousands)               $18,000         $5,450          $528       $222,873  $532,543   $370,087   $311,906
 Ratios to average net
  assets(10)(11)(12)(13):
  Expenses                        0.97%(7)       0.99%         0.92%         0.36%      0.34%      0.35%      0.37%
  Net investment income           3.64%(7)       3.70%         4.04%         4.77%      4.91%      5.31%      6.06%
 Portfolio turnover rate(14)        76%            73%           48%           48%        83%        80%        55%
 Average commission rate
  paid(14)                     $0.0409             --            --            --         --         --         --

                                              BALANCED FUND
                              ---------------------------------------------
                                           INSTITUTIONAL CLASS
                              ---------------------------------------------
                                  YEAR ENDED OCTOBER 31,       PERIOD ENDED
                              ------------------------------   OCTOBER 31,
                              1990(2)      1989       1988       1987(1)
                              ---------------------------------------------
Net asset value, beginning
of period                       $11.05     $10.13      $9.08       $10.00
                                  ----       ----       ----       ------
Income from investment
operations:
 Net investment income            0.57       0.53       0.56         0.16
 Net gains (losses) on
  securities (both realized
  and unrealized)                (1.18)      0.90       0.73        (1.08)
                                  ----       ----       ----       ------
Total from investment
operations                       (0.61)      1.43       1.29        (0.92)
                                  ----       ----       ----       ------
Less distributions:
 Dividends from net
  investment income              (0.51)     (0.51)     (0.24)          --
 Distributions from net
  realized gains on
  securities                     (0.06)        --         --           --
                                  ----       ----       ----       ------
Total distributions              (0.57)     (0.51)     (0.24)          --
                                  ----       ----       ----       ------
Net asset value, end of
period                           $9.87     $11.05     $10.13        $9.08
                                  ----       ----       ----       ------
                                  ----       ----       ----       ------
Total return (annualized)(8)     (5.24%)    15.49%     14.63%      (31.84%)
                                  ----       ----       ----       ------
                                  ----       ----       ----       ------
Ratios/supplemental data:
 Net assets, end of period
  (in thousands)              $233,702   $210,119   $147,581     $118,985
 Ratios to average net
  assets(10)(11)(12)(13):
  Expenses                        0.44%      0.47%      0.52%        0.45%
  Net investment income           6.50%      6.32%      6.25%        5.59%
 Portfolio turnover rate(14)        62%        78%        77%          17%
 Average commission rate
  paid(14)                          --         --         --           --


 (1) The Balanced Fund commenced active operations on July 17, 1987. The PlanAhead Class commenced active operations on August 1, 1994 and at that time, existing shares of the Balanced Fund were designated as Institutional Class shares.

 (2) Penmark Investments, Inc. was replaced by Independence Investment Associates, Inc. as an investment adviser to the Fund as of the close of business on February 28, 1990.

 (3) Average shares outstanding for the period rather than end of period shares were used to compute net investment income per share.

 (4) GSB Investment Management, Inc. was added as an investment adviser to the Balanced Fund on January 1, 1995.


 (5) Class expenses per share were subtracted from net investment income per share for the Fund before class expenses to determine net investment income per share.



 (6) Capital Guardian Trust Company was replaced by Brandywine Asset Management, Inc. as an investment adviser to the Balanced Fund on April 1, 1996.



 (7) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the Balanced Portfolio.



 (8) Total return is calculated assuming an initial investment is made at the net asset value last calculated on the business day before the first day of each period reported, reinvestment of all dividends and capital gains distributions on the payable date, accrual for the maximum shareholder services fee of 0.30% (for periods prior to August 1, 1994) and a sale at net asset value on the last day of each period reported.



 (9) Total return for the period ended October 31, 1994 reflects Institutional Class returns from November 1, 1993 through July 31, 1994 and returns of the PlanAhead Class for the period August 1, 1994 (commencement of operations) through October 31, 1994. Due to the different expense structures between the classes, total return for the PlanAhead Class would vary from the results shown had it been in operation for the entire year.



(10) Effective August 1, 1994, expenses include administrative services fees paid by the Fund to the Manager. Prior to that date, expenses exclude shareholder services fees paid directly by shareholders to the Manager, which amounted to approximately $.01 per share in each period on an annualized basis.



(11) The method of determining average net assets was changed from a monthly average to a daily average starting with the periods ended October 31, 1994.



(12) Operating results of the PlanAhead Class exclude fees waived by the Manager. Had the PlanAhead Class paid such fees during the period, the ratio of expenses and net investment income to average net assets would have been 0.99% and 3.97%, respectively, for the period ended October 31, 1994 and 1.09% and 3.60%, respectively, for the year ended October 31, 1995.



(13) Annualized.



(14) On November 1, 1995, the Balanced Fund invested all of its investable assets in the Balanced Portfolio. Portfolio turnover rate and average commission rate paid for the year ended October 31, 1996 are those of the Balanced Portfolio. Calculation and disclosure of the average commission rate paid was not required in prior years.


                                                                      PROSPECTUS

                        (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                             GROWTH AND INCOME FUND
                              ------------------------------------------------------------------------------------
                                          PLANAHEAD CLASS                           INSTITUTIONAL CLASS
                              ----------------------------------------    ----------------------------------------
                               YEAR ENDED OCTOBER 31,     PERIOD ENDED             YEAR ENDED OCTOBER 31,
                              -------------------------   OCTOBER 31,     ----------------------------------------
                              1996(5)(6)      1995(5)      1994(1)(4)     1994(4)     1993     1992(3)      1991
                              ------------------------------------------------------------------------------------
Net asset value, beginning
of period                       $15.81         $14.17        $13.99        $14.63     $12.79     $12.10      $9.47
                               -------         ------       -------          ----       ----       ----       ----
Income from investment
operations:
 Net investment income            0.39(7)        0.40          0.05          0.43       0.36       0.39       0.42
 Net gains (losses) on
  securities (both realized
  and unrealized)                 3.10(7)        2.22          0.13          0.08       2.21       0.77       2.70
                               -------         ------       -------          ----       ----       ----       ----
Total from investment
operations                        3.49           2.62          0.18          0.51       2.57       1.16       3.12
                               -------         ------       -------          ----       ----       ----       ----
Less distributions:
 Dividends from net
  investment income              (0.40)         (0.44)           --         (0.41)     (0.37)     (0.39)     (0.49)
 Distributions from net
  realized gains on
  securities                     (0.57)         (0.54)           --         (0.54)     (0.36)     (0.08)        --
                               -------         ------       -------          ----       ----       ----       ----
Total distributions              (0.97)         (0.98)           --         (0.95)     (0.73)     (0.47)     (0.49)
                                               ------       -------          ----       ----       ----       ----
Net asset value, end of
period                          $18.33         $15.81        $14.17        $14.19     $14.63     $12.79     $12.10
                                               ------       -------          ----       ----       ----       ----
                                               ------       -------          ----       ----       ----       ----
Total return (annualized)(8)     22.98%         20.14%         3.21%(9)      3.36%     21.49%     10.00%     33.83%
                               -------         ------       -------          ----       ----       ----       ----
                                               ------       -------          ----       ----       ----       ----
Ratios/supplemental data:
 Net assets, end of period
  (in thousands)               $16,084         $4,821           $56       $22,737   $477,088   $339,739   $264,628
 Ratios to average net
  assets(10)(11)(12)(13):
  Expenses                        0.94%(7)       0.99%         0.95%         0.33%      0.34%      0.36%      0.37%
  Net investment income           2.16%(7)       2.23%         1.50%         3.28%      3.12%      3.57%      4.19%
 Portfolio turnover rate(14)        40%            26%           23%           23%        30%        35%        52%
 Average commission rate
  paid(14)                     $0.0412             --            --            --         --         --         --

                                         GROWTH AND INCOME FUND
                              ---------------------------------------------
                                           INSTITUTIONAL CLASS
                              ---------------------------------------------
                                  YEAR ENDED OCTOBER 31,       PERIOD ENDED
                              ------------------------------   OCTOBER 31,
                              1990(2)      1989       1988       1987(1)
                              ---------------------------------------------
Net asset value, beginning
of period                       $11.59      $9.96      $8.30       $10.00
                                  ----       ----       ----       ------
Income from investment
operations:
 Net investment income            0.42       0.42       0.42         0.10
 Net gains (losses) on
  securities (both realized
  and unrealized)                (1.94)      1.59       1.40        (1.80)
                                  ----       ----       ----       ------
Total from investment
operations                       (1.52)      2.01       1.82        (1.70)
                                  ----       ----       ----       ------
Less distributions:
 Dividends from net
  investment income              (0.43)     (0.38)     (0.16)          --
 Distributions from net
  realized gains on
  securities                     (0.17)        --         --           --
                                  ----       ----       ----       ------
Total distributions              (0.60)     (0.38)     (0.16)          --
                                  ----       ----       ----       ------
Net asset value, end of
period                           $9.47     $11.59      $9.96        $8.30
                                  ----       ----       ----       ------
                                  ----       ----       ----       ------
Total return (annualized)(8)    (13.52%)    20.94%     22.20%      (58.51%)
                                  ----       ----       ----       ------
                                  ----       ----       ----       ------
Ratios/supplemental data:
 Net assets, end of period
  (in thousands)              $182,430   $187,869   $140,073     $134,796
 Ratios to average net
  assets(10)(11)(12)(13):
  Expenses                        0.45%      0.45%      0.53%        0.43%
  Net investment income           4.49%      4.40%      4.20%        3.68%
 Portfolio turnover rate(14)        41%        50%        56%          22%
 Average commission rate
  paid(14)                          --         --         --           --


 (1) The Growth and Income Fund commenced active operations on July 17, 1987. The PlanAhead Class commenced active operations on August 1, 1994 and at that time, existing shares of the Growth and Income Fund were designated as Institutional Class shares.

 (2) GSB Investment Management, Inc. was added as an investment adviser to the Growth and Income Fund on April 10, 1990.

 (3) The assets of the Growth and Income Fund previously managed by Atlanta Capital Management were transferred to GSB Investment Management, Inc. as of the close of business on December 5, 1991.

 (4) Average shares outstanding for the period rather than end of period shares were used to compute net investment income per share.

 (5) Class expenses per share were subtracted from net investment income per share for the Fund before class expenses to determine net investment income per share.



 (6) Capital Guardian Trust Company was replaced by Brandywine Asset Management, Inc. as an investment adviser to the Growth and Income Fund on April 1, 1996.



 (7) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the Growth and Income Portfolio.



 (8) Total return is calculated assuming an initial investment is made at the net asset value last calculated on the business day before the first day of each period reported, reinvestment of all dividends and capital gains distributions on the payable date, accrual for the maximum shareholder services fee of 0.30% (for periods prior to August 1, 1994) and a sale at net asset value on the last day of each period reported.



 (9) Total return for the period ended October 31, 1994 reflects Institutional Class returns from November 1, 1993 through July 31, 1994 and returns of the PlanAhead Class for the period August 1, 1994 (commencement of operations) through October 31, 1994. Due to the different expense structures between the classes, total return for the PlanAhead Class would vary from the results shown had it been in operation for the entire year.



(10) Effective August 1, 1994, expenses include administrative services fees paid by the Fund to the Manager. Prior to that date, expenses exclude shareholder services fees paid directly by shareholders to the Manager, which amounted to less than $.01 per share in each period on an annualized basis.



(11) The method of determining average net assets was changed from a monthly average to a daily average starting with the periods ended October 31, 1994.



(12) Operating results of the PlanAhead Class exclude fees waived by the Manager. Had the PlanAhead Class paid such fees during the period, the ratio of expenses and net investment income to average net assets would have been 1.05% and 1.40%, respectively, for the period ended October 31, 1994, 1.08% and 2.14%, respectively, for the year ended October 31, 1995, and 0.96% and 2.14%, respectively, for the year ended October 31, 1996.



(13) Annualized



(14) On November 1, 1995 the Growth and Income Fund invested all of its investable assets in the Growth and Income Portfolio. Portfolio turnover rate and average commission rate paid for the year ended October 31, 1996 are those of the Growth and Income Portfolio. Calculation and disclosure of the average commission rate paid was not required in prior years.


PROSPECTUS

                                       (FOR A SHARE OUTSTANDING THROUGHOUT THE
                                                       PERIOD)


                                                                        INTERNATIONAL EQUITY FUND
                                         ----------------------------------------------------------------------------------------
                                                     PLANAHEAD CLASS                            INSTITUTIONAL CLASS
                                         ---------------------------------------   ----------------------------------------------
                                         YEAR ENDED OCTOBER 31,    PERIOD ENDED        YEAR ENDED OCTOBER 31,        PERIOD ENDED
                                         -----------------------    OCTOBER 31,    -------------------------------   OCTOBER 31,
                                          1996(5)       1995(5)    1994(1)(3)(4)   1994(3)(4)   1993(2)     1992       1991(1)
                                         ----------------------------------------------------------------------------------------
Net asset value, beginning of period        $13.20       $12.85       $12.61         $12.07       $8.93     $10.13      $10.00
                                             -----        -----     --------         ------        ----       ----     -------
Income from investment
operations:
 Net investment income                        0.26(6)      0.24         0.06           0.32        0.17       0.12          --
 Net gains (losses) on securities (both
  realized and unrealized)                    1.92(6)      0.64         0.18           1.10        3.09      (1.31)       0.13
                                             -----        -----     --------         ------        ----       ----     -------
Total from investment operations              2.18         0.88         0.24           1.42        3.26      (1.19)       0.13
                                             -----        -----     --------         ------        ----       ----     -------
Less distributions:
 Dividends from net investment income        (0.24)       (0.21)          --          (0.17)      (0.12)     (0.01)         --
 Distributions from net realized gains
  on securities                              (0.24)       (0.32)          --          (0.45)         --         --          --
                                             -----        -----     --------         ------        ----       ----     -------
Total distributions                          (0.48)       (0.53)          --          (0.62)      (0.12)     (0.01)         --
                                             -----        -----     --------         ------        ----       ----     -------
Net asset value, end of period              $14.90       $13.20       $12.85         $12.87      $12.07      $8.93      $10.13
                                             -----        -----     --------         ------        ----       ----     -------
                                             -----        -----     --------         ------        ----       ----     -------
Total return (annualized)(7)                 16.95%        7.37%       11.60%(8)      11.77%      36.56%    (12.07%)      5.69%
                                             -----        -----     --------         ------        ----       ----     -------
                                             -----        -----     --------         ------        ----       ----     -------
Ratios/supplemental data:
 Net assets, end of period
  (in thousands)                            $7,138       $1,456         $375        $23,115     $66,652    $38,837     $10,536
 Ratios to average net
  assets(9)(10)(11):
  Expenses                                    1.17%(6)     1.33%        1.25%          0.61%       0.78%      1.17%       1.90%(12)
  Net investment income                       1.76%(6)     2.08%        1.86%          2.74%       2.00%      2.04%       0.38%(12)
 Portfolio turnover rate(13)                    19%          21%          37%            37%         61%        21%          2%
 Average commission rate paid(13)          $0.0192           --           --             --          --         --          --


 (1) The International Equity Fund commenced active operations on August 7, 1991. The PlanAhead Class commenced active operations on August 1, 1994 and at that time, existing shares of the International Equity Fund were designated as Institutional Class shares.

 (2) HD International Limited was replaced by Hotchkis and Wiley as an investment adviser to the International Equity Fund as of the close of business on May 21, 1993.

 (3) Morgan Stanley Asset Management Inc. was added as an investment adviser to the International Equity Fund as of August 1, 1994.

 (4) Average shares outstanding for the period rather than end of period shares were used to compute net investment income per share.

 (5) Net investment income per share was calculated by subtracting class expenses per share from net investment income per share for the Fund before class expenses.


 (6) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the International Equity Portfolio.



 (7) Total return is calculated assuming an initial investment is made at the net asset value last calculated on the business day before the first day of each period reported, reinvestment of all dividends and capital gains distributions on the payable date, accrual for the maximum shareholder services fee of 0.30% (for periods prior to August 1, 1994) and a sale at net asset value on the last day of each period reported.



 (8) Total return for the period ended October 31, 1994 reflects Institutional Class returns from November 1, 1993 through July 31, 1994 and returns of the PlanAhead Class for the period August 1, 1994 (commencement of operations) through October 31, 1994. Due to the different expense structures between the classes, total return for the PlanAhead Class would vary from the results shown had it been in operation for the entire year.



 (9) Effective August 1, 1994, expenses include administrative services fees paid by the Fund to the Manager. Prior to that date, expenses exclude shareholder services fees paid directly by shareholders to the Manager. Such fees amounted to less than $.04 per share in each period on an annualized basis and were waived by the Manager for the period ended October 31, 1991.



(10) The method of determining average net assets was changed from a monthly average to a daily average starting with the periods ended October 31, 1994.



(11) Annualized.



(12) Estimated based on expected annual expenses and actual average net assets.



(13) On November 1, 1995 the International Equity Fund invested all of its investable assets in the International Equity Portfolio. Portfolio turnover rate and average commission rate paid for the year ended October 31, 1996 are those of the International Equity Portfolio. Calculation and disclosure of the average commission rate paid was not required in prior years.


                                                                      PROSPECTUS

                                 (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                         LIMITED-TERM INCOME FUND
                                    ------------------------------------------------------------------
                                             PLANAHEAD CLASS
                                    ---------------------------------        INSTITUTIONAL CLASS
                                        YEAR ENDED                      ------------------------------
                                       OCTOBER 31,       PERIOD ENDED       YEAR ENDED OCTOBER 31,
                                    ------------------   OCTOBER 31,    ------------------------------
                                     1996        1995     1994(1)(3)    1994(3)      1993       1992
                                    ------------------------------------------------------------------
Net asset value, beginning of
 period                              $9.82       $9.68       $9.78        $10.23     $10.13     $10.07
                                       ---         ---      ------           ---        ---        ---
Income from investment operations:
 Net investment income                0.60(4)     0.59        0.13          0.52       0.58       0.75
 Net gains (losses) on securities
  (both realized and unrealized)     (0.14)(4)    0.14       (0.10)        (0.46)      0.15       0.06
                                       ---         ---      ------           ---        ---        ---
Total from investment operations      0.46        0.73        0.03          0.06       0.73       0.81
                                       ---         ---      ------           ---        ---        ---
Less distributions:
 Dividends from net investment
  income                             (0.60)      (0.59)      (0.13)        (0.52)     (0.58)     (0.75)
 Distributions from net realized
  gains on securities                   --          --          --         (0.10)     (0.05)        --
                                       ---         ---      ------           ---        ---        ---
Total distributions                  (0.60)      (0.59)      (0.13)        (0.62)     (0.63)     (0.75)
                                       ---         ---      ------           ---        ---        ---
Net asset value, end of period       $9.68       $9.82       $9.68         $9.67     $10.23     $10.13
                                       ---         ---      ------           ---        ---        ---
                                       ---         ---      ------           ---        ---        ---
Total return (annualized)(5)(6)       4.83%       7.83%       0.45%(6)      0.42%      7.20%      7.94%
                                       ---         ---      ------           ---        ---        ---
                                       ---         ---      ------           ---        ---        ---
Ratios/supplemental data:
 Net assets, end of period (in
  thousands)                        $3,399      $1,576        $403      $112,141   $238,874   $209,928
 Ratios to average net
  assets(7)(8)(9)(10):
  Expenses                            0.85%(4)    0.83%       0.79%         0.31%      0.26%      0.27%
  Net investment income               6.11%(4)    6.16%       5.10%         5.26%      5.76%      7.40%
 Portfolio turnover rate(11)           304%        183%         94%           94%       176%       133%

                                              LIMITED-TERM INCOME FUND
                                     -------------------------------------------

                                                 INSTITUTIONAL CLASS
                                     -------------------------------------------
                                        YEAR ENDED OCTOBER 31,      PERIOD ENDED
                                     ----------------------------   OCTOBER 31,
                                     1991(2)     1990      1989       1988(1)
                                     -------------------------------------------
Net asset value, beginning of
 period                                 $9.76     $9.94    $10.12      $10.00
                                          ---       ---       ---      ------
Income from investment operations:
 Net investment income                   0.83      0.92      0.96        0.64
 Net gains (losses) on securities
  (both realized and unrealized)         0.31     (0.18)    (0.12)       0.05
                                          ---       ---       ---      ------
Total from investment operations         1.14      0.74      0.84        0.69
                                          ---       ---       ---      ------
Less distributions:
 Dividends from net investment
  income                                (0.83)    (0.92)    (1.02)      (0.57)
 Distributions from net realized
  gains on securities                      --        --        --          --
                                          ---       ---       ---      ------
Total distributions                     (0.83)    (0.92)    (1.02)      (0.57)
                                          ---       ---       ---      ------
Net asset value, end of period         $10.07     $9.76     $9.94      $10.12
                                          ---       ---       ---      ------
                                          ---       ---       ---      ------
Total return (annualized)(5)(6)         11.87%     7.51%     7.62%       7.41%
                                          ---       ---       ---      ------
                                          ---       ---       ---      ------
Ratios/supplemental data:
 Net assets, end of period (in
  thousands)                         $141,629   $83,265   $60,507     $40,855
 Ratios to average net
  assets(7)(8)(9)(10):
  Expenses                               0.35%     0.48%     0.59%       0.50%
  Net investment income                  8.42%     9.44%     9.77%       8.01%
 Portfolio turnover rate(11)              165%      156%      158%        127%


 (1) The Limited-Term Income Fund commenced active operations on December 3, 1987. The PlanAhead Class commenced active operations on August 1, 1994 and at that time existing shares of the Limited-Term Income Fund were designated as Institutional Class shares.

 (2) AMR Investment Services, Inc. began portfolio management of the Limited-Term Income Fund on March 1, 1991 replacing Brown Brothers, Harriman & Co. and Barrow, Hanley, Mewhinney & Strauss, Inc.

 (3) Average shares outstanding for the period rather than end of period shares were used to compute net investment income per share.


 (4) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the Limited-Term Income Portfolio.



 (5) Total return is calculated assuming an initial investment is made at the net asset value last calculated on the business day before the first day of each period reported, reinvestment of all dividends and capital gains distributions on the payable date, accrual for the maximum shareholder services fee of 0.30% (for periods prior to August 1, 1994) and a sale at net asset value on the last day of each period reported.



 (6) Total return for the period ended October 31, 1994 reflects Institutional Class returns from November 1, 1993 through July 31, 1994 and returns of the PlanAhead Class for the period August 1, 1994 (commencement of operations) through October 31, 1994. Due to the different expense structures between the classes, total return for the PlanAhead Class would vary from the results shown had it been in operation for the entire year.


 (7) Effective August 1, 1994, expenses include administrative services fees paid by the Fund to the Manager. Prior to that date, expenses exclude shareholder services fees paid directly by shareholders to the Manager. Such fees amounted to less than $.03 per share in each period on an annualized basis.

 (8) The method of determining average net assets was changed from a monthly average to a daily average starting with the periods ended October 31, 1994.


 (9) Operating results of the PlanAhead Class exclude fees waived by the Manager. Had the PlanAhead Class paid such fees during the period, the ratio of expenses and net investment income to average net assets would have been 1.00% and 4.89%, respectively, for the period ended October 31, 1994, 1.06% and 5.94%, respectively, for the year ended October 31, 1995, and 0.94% and 6.02%, respectively, for the year ended October 31, 1996.


(10) Annualized.


(11) On November 1, 1995 the Limited-Term Income Fund invested all of its investable assets in the Limited-Term Income Portfolio. Portfolio turnover rate for the year ended October 31, 1996 is that of the Limited-Term Income Portfolio.


PROSPECTUS

                            (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                             MONEY MARKET FUND
                                            ------------------------------------------------------------------------------------
                                                     PLANAHEAD CLASS                           INSTITUTIONAL CLASS
                                            ----------------------------------   -----------------------------------------------
                                                YEAR ENDED
                                                OCTOBER 31,       PERIOD ENDED               YEAR ENDED OCTOBER 31,
                                            -------------------   OCTOBER 31,    -----------------------------------------------
                                             1996        1995      1994(1)(2)     1994(2)        1993         1992        1991
                                            ------------------------------------------------------------------------------------
Net asset value, beginning of period          $1.00       $1.00       $1.00           $1.00        $1.00        $1.00      $1.00
                                                ---         ---      ------             ---          ---          ---        ---
Net investment income                          0.05(3)     0.05        0.01            0.04         0.03         0.04       0.07
Less dividends from net investment income     (0.05)      (0.05)      (0.01)          (0.04)       (0.03)       (0.04)     (0.07)
                                                ---         ---      ------             ---          ---          ---        ---
Net asset value, end of period                $1.00       $1.00       $1.00           $1.00        $1.00        $1.00      $1.00
                                                ---         ---      ------             ---          ---          ---        ---
                                                ---         ---      ------             ---          ---          ---        ---
Total return (annualized)                      5.21%       5.60%       3.73%(4)        3.85%        3.31%        4.41%      7.18%
                                                ---         ---      ------             ---          ---          ---        ---
                                                ---         ---      ------             ---          ---          ---        ---
Ratios/supplemental data:
 Net assets, end of period (in thousands)   $106,890    $41,989         $25      $1,893,144   $2,882,974   $2,223,829   $715,280
 Ratios to average net assets(5)(6)(7):
  Expenses                                     0.58%(3)    0.55%       0.70%           0.21%        0.23%        0.26%      0.24%
  Net investment income                        5.06%(3)    5.56%       4.42%           3.63%        3.23%        4.06%      6.93%

                                                          MONEY MARKET FUND
                                            ---------------------------------------------
                                                         INSTITUTIONAL CLASS
                                            ---------------------------------------------

                                                YEAR ENDED OCTOBER 31,       PERIOD ENDED
                                            ------------------------------   OCTOBER 31,
                                              1990       1989       1988       1987(1)
                                            ---------------------------------------------
Net asset value, beginning of period           $1.00      $1.00      $1.00        $1.00
                                                 ---        ---        ---        -----
Net investment income                           0.08       0.09       0.08         0.01
Less dividends from net investment income      (0.08)     (0.09)     (0.08)       (0.01)
                                                 ---        ---        ---        -----
Net asset value, end of period                 $1.00      $1.00      $1.00        $1.00
                                                 ---        ---        ---        -----
                                                 ---        ---        ---        -----
Total return (annualized)                       8.50%      9.45%      7.54%        6.70%
                                                 ---        ---        ---        -----
                                                 ---        ---        ---        -----
Ratios/supplemental data:
 Net assets, end of period (in thousands)   $745,405   $385,916   $330,230      $71,660
 Ratios to average net assets(5)(6)(7):
  Expenses                                      0.20%      0.22%      0.28%        0.48%
  Net investment income                         8.19%      9.11%      7.54%        6.78%


(1) The Money Market Fund commenced active operations on September 1, 1987 and on November 1, 1991, the existing shares of the Fund were designated as Institutional Class shares. The PlanAhead Class commenced active operations on August 1, 1994.

(2) Average shares outstanding for the period rather than end of period shares were used to compute net investment income per share.


(3) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the Money Market Portfolio.



(4) Total return for the period ended October 31, 1994 reflects Institutional Class returns from November 1, 1993 through July 31, 1994 and returns of the PlanAhead Class for the period August 1, 1994 (commencement of operations) through October 31, 1994. Due to the different expense structures between the classes, total return for the PlanAhead Class would vary from the results shown had it been in operation for the entire year.



(5) The method of determining average net assets was changed from a monthly average to a daily average starting with the year ended October 31, 1992.



(6) Effective October 1, 1990, expenses include administrative services fees paid by the Fund to the Manager. Prior to that date, expenses exclude shareholder services fees paid directly by shareholders to the Manager, which amounted to less than $.01 per share in each period on an annualized basis.



(7) Annualized.


                                                                      PROSPECTUS

                             (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                  MUNICIPAL MONEY MARKET FUND
                                        ------------------------------------------------
                                                PLANAHEAD CLASS            INSTIT. CLASS
                                        --------------------------------   -------------
                                           YEAR ENDED
                                           OCTOBER 31,      PERIOD ENDED   PERIOD ENDED
                                        -----------------   OCTOBER 31,     OCTOBER 31,
                                         1996       1995      1994(1)         1994(1)
                                        ------------------------------------------------
Net asset value, beginning of period     $1.00      $1.00       $1.00           $1.00
                                           ---        ---      ------          ------
Net investment income                     0.03(3)    0.03        0.01            0.02
Less dividends from net investment
 income                                  (0.03)     (0.03)      (0.01)          (0.02)
                                           ---        ---      ------          ------
Net asset value, end of period           $1.00      $1.00       $1.00           $1.00
                                           ---        ---      ------          ------
                                           ---        ---      ------          ------
Total return (annualized)                 3.27%      3.39%       2.35%(4)        2.44%
                                           ---        ---      ------          ------
                                           ---        ---      ------          ------
Ratios/supplemental data:
 Net assets, end of period (in
   thousands)                           $2,340       $129          $0          $9,736
 Ratios to average net
   assets(5)(6)(7):
   Expenses                               0.62%(3)   0.72%       0.77%           0.30%
   Net investment income                  3.12%(3)   3.32%       2.49%           2.38%

                                                          U.S. GOVERNMENT MONEY MARKET FUND
                                        ----------------------------------------------------------------------
                                                 PLANAHEAD CLASS                    INSTITUTIONAL CLASS
                                        ----------------------------------   ---------------------------------
                                            YEAR ENDED                           YEAR ENDED
                                            OCTOBER 31,       PERIOD ENDED      OCTOBER 31,       PERIOD ENDED
                                        -------------------   OCTOBER 31,    ------------------   OCTOBER 31,
                                         1996         1995     1994(1)(2)    1994(2)     1993       1992(1)
                                        ----------------------------------------------------------------------
Net asset value, beginning of period     $1.00        $1.00       $1.00        $1.00      $1.00       $1.00
                                           ---          ---      ------         ----       ----     -------
Net investment income                     0.05(3)      0.05        0.01         0.04       0.03        0.02
Less dividends from net investment
 income                                  (0.05)       (0.05)      (0.01)       (0.04)     (0.03)      (0.02)
                                           ---          ---      ------         ----       ----     -------
Net asset value, end of period           $1.00        $1.00       $1.00        $1.00      $1.00       $1.00
                                           ---          ---      ------         ----       ----     -------
                                           ---          ---      ------         ----       ----     -------
Total return (annualized)                 4.94%        5.19%       3.58%(4)     3.70%      3.07%       3.61%
                                           ---          ---      ------         ----       ----     -------
                                           ---          ---      ------         ----       ----     -------
Ratios/supplemental data:
 Net assets, end of period (in
   thousands)                           $1,822         $530          $0      $67,607   $136,813     $91,453
 Ratios to average net
   assets(5)(6)(7):
   Expenses                               0.67%(3)     0.76%       0.75%        0.25%      0.23%       0.27%(8)
   Net investment income                  4.74%(3)     5.19%       3.94%        3.44%      2.96%       3.46%(8)



(1) The U.S. Government Money Market Fund commenced active operations on March 2, 1992. The PlanAhead Class of the U.S. Government Money Market Fund commenced active operations on August 1, 1994. Prior to March 1, 1997 the U.S. Government Money Market Fund was known as the American AAdvantage U.S. Treasury Money Market Fund and operated under different investment policies. The Institutional Class of the Municipal Money Market Fund commenced active operations on November 10, 1993 and the PlanAhead Class commenced active operations on August 1, 1994.

(2) Average shares outstanding for the period rather than end of period shares were used to compute net investment income per share.

(3) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the Fund's corresponding Portfolio.

(4) Total return for the period ended October 31, 1994 reflects Institutional Class returns from the beginning of the period through July 31, 1994 and returns of the PlanAhead Class for the period August 1, 1994 (commencement of operations) through October 31, 1994. Due to the different expense structures between the classes, total return for the PlanAhead Class would vary from the results shown had it been in operation for the entire year.
(5) The method of determining average net assets was changed from a monthly average to a daily average starting with the periods ended October 31, 1994.
(6) Annualized.

(7) Operating results for the Municipal Money Market Fund exclude fees waived by the Manager. Had the Fund paid such fees, the ratio of expenses and net investment income to average net assets would have been 0.97% and 2.29%, respectively, for the period ended October 31, 1994, 0.92% and 3.12%, respectively, for the year ended October 31, 1995, and 0.67% and 3.07%, respectively, for the year ending October 31, 1996 for the PlanAhead Class, and 0.50% and 2.18%, respectively, for the Institutional Class for the period ended October 31, 1994.

(8) Estimated based on expected annual expenses and actual average net assets.

PROSPECTUS

INTRODUCTION


    The Trust is an open-end, diversified management investment company organized as a Massachusetts business trust on January 16, 1987. The Funds are separate investment portfolios of the Trust. Each Fund has a distinctive investment objective and investment policies. Each Fund will invest all of its investable assets in a corresponding Portfolio of the AMR Trust which has an identical investment objective. The Manager provides the Portfolios with business and asset management services, including the evaluation and monitoring of the investment advisers, and it provides the Funds with administrative services. The Balanced Fund, the Growth and Income Fund, the International Equity Fund and the Limited-Term Income Fund (collectively, the "Variable NAV Funds") consist of multiple classes of shares, including the "PlanAhead Class" which is available to all investors, including smaller institutional investors, investors using intermediary organizations such as discount brokers or plan sponsors, individual retirement accounts ("IRAs"), and self-employed individual retirement plans ("HR-10 Plans" or "Keogh Plans") and the "Institutional Class," which is primarily for large institutional investors investing at least $2 million in the Funds. The Money Market Funds also consist of multiple classes of shares, including the PlanAhead Class, the Institutional Class and the "Platinum Class" which is available to customers of certain broker-dealers as an investment for cash balances in their brokerage accounts. For further information about the Institutional Class and the Platinum Class, including eligibility requirements, call (800) 967-9009.



    Although each class of shares is designed to meet the needs of different categories of investors, all classes of each Fund share the same portfolio of investments and share a common investment objective. See "Investment Objectives, Policies and Risks." There is no guarantee that a Fund will achieve its investment objective. Based on its value, a share of a Fund, regardless of class, will receive a proportionate share of the investment income and the gains (losses) earned (or incurred) by the Fund. It also will bear its proportionate share of expenses that are allocated to the Fund as a whole. However, certain expenses are allocated separately to each class of shares.



    The assets of the Balanced Portfolio, the Growth and Income Portfolio and the International Equity Portfolio are allocated by the Manager among investment advisers designated for each of those Portfolios. Investment decisions for the Limited-Term Income Portfolio and the Money Market Portfolios are made directly by the Manager. Each investment adviser has discretion to purchase and sell portfolio securities in accordance with the investment objectives, policies and restrictions described in this Prospectus, the SAI, and specific investment strategies developed by the Manager. See "Investment Advisers."


    PlanAhead Class shares are sold without any sales charges at the next share price calculated after an investment is received and accepted. Shares will be redeemed at the next share price calculated after receipt of a redemption order. See "How to Purchase Shares" and "How to Redeem Shares."

INVESTMENT OBJECTIVES, POLICIES AND RISKS

    The investment objective and policies of each Fund and its corresponding Portfolio are described below. Except as otherwise indicated, the investment policies of any Fund may be changed at any time by the Board to the extent that such changes are consistent with the investment objective of the applicable Fund. However, each Fund's investment objective may not be changed without a majority vote of that Fund's outstanding shares, which is defined as the lesser of (a) 67% of the shares of the applicable Fund present or represented if the holders of more than 50% of the shares are present or represented at the shareholders' meeting, or (b) more than 50% of the shares of the applicable Fund (hereinafter, "majority vote"). A Portfolio's investment objective may not be changed without a majority vote of that Portfolio's interest holders.

    Each Fund has a fundamental investment policy which allows it to invest all of its investable assets in its corresponding Portfolio. All other fundamental investment policies and the non-fundamental investment policies of each Fund and its corresponding Portfolio are identical. Therefore, although the following discusses the

                                                                      PROSPECTUS
investment policies of each Portfolio and the AMR Trust's Board of Trustees ("AMR Trust Board"), it applies equally to each Fund and the Board.

AMERICAN AADVANTAGE BALANCED FUND -- This Fund's investment objective is to realize both income and capital appreciation. This Fund seeks its investment objective by investing all of its investable assets in the Balanced Portfolio, which invests primarily in equity and debt securities. Although equity securities (such as stocks) will be purchased primarily for capital appreciation and debt securities (such as bonds) will be purchased primarily for income purposes, income and capital appreciation potential will be considered in connection with all such investments. Excluding collateral for securities loaned, ordinarily the Portfolio will have a minimum of 30% and a maximum of 70% of its assets invested in equity securities and a minimum of 30% and a maximum of 70% of its assets invested in debt securities which, at the time of purchase, are rated in one of the four highest rating categories by all nationally recognized statistical rating organizations ("Rating Organizations") rating that security such as Standard & Poor's or Moody's Investor Services, Inc. ("Moody's") or, if unrated, are deemed to be of comparable quality by the applicable investment adviser. Obligations rated in the fourth highest rating category are limited to 25% of the Portfolio's debt allocation. Obligations rated in the BBB or Baa categories by any Rating Organization have speculative characteristics and thus changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. See the SAI for a description of debt ratings. The Portfolio, at the discretion of the investment advisers, may retain a security that has been downgraded below the initial investment criteria. The Portfolio usually invests between 50% and 65% of its assets in equity securities and between 35% and 50% of its assets in debt securities. The remainder of the Portfolio's assets may be invested in cash or cash equivalents, including obligations that are permitted investments for the Money Market Portfolio and in other investment companies. However, when its investment advisers deem that market conditions warrant, the Portfolio may, for temporary defensive purposes, invest up to 100% of its assets in cash, cash equivalents and investment grade short-term obligations.

    The Portfolio's investments in debt securities may include investments in obligations of the U.S. Government and its agencies and instrumentalities, including separately traded registered interest and principal securities ("STRIPS") and other zero coupon obligations; corporate bonds, notes and debentures; non-convertible preferred stocks; mortgage-backed securities; asset-backed securities; and domestic, Yankeedollar and Eurodollar bank deposit notes, certificates of deposit, bonds and notes. Such obligations may have a fixed, variable or floating rate of interest. See the SAI for a further description of the foregoing securities. The value of the Portfolio's debt investments will vary in response to interest rate changes as described in "American AAdvantage Limited-Term Income Fund."

    The Portfolio also may engage in dollar rolls or purchase or sell securities on a "when-issued" basis and on a "forward commitment" basis. The purchase or sale of when-issued securities enables an investor to hedge against anticipated changes in interest rates and prices by locking in an attractive price or yield. The price of when-issued securities is fixed at the time the commitment to purchase or sell is made, but delivery and payment for the when-issued securities take place at a later date, normally one to two months after the date of purchase. During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest accrues to the purchaser. Such transactions therefore involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date. A sale of a when-issued security also involves the risk that the other party will be unable to settle the transaction. Dollar rolls are a type of forward commitment transaction. Purchases and sales of securities on a forward commitment basis involve a commitment to purchase or sell securities with payment and delivery to take place at some future date, normally one to two months after the date of the transaction. As with when-issued securities, these transactions involve certain risks, but they also enable an investor to hedge against anticipated changes in interest rates and prices. Forward commitment transactions are executed for existing obligations, whereas in a when-issued transaction, the obligations have not yet been issued. When purchasing securities on a when-issued or forward commitment basis, a segregated account of liquid assets at least equal to the value of purchase commitments for such securities will be maintained until the settlement date.
PROSPECTUS

    The Portfolio's equity investments may consist of common stocks, preferred stocks and convertible securities, including foreign securities that are represented by U.S. dollar-denominated American Depository Receipts which are traded in the United States on exchanges and in the over-the-counter market. When purchasing equity securities, primary emphasis will be placed on undervalued securities with above average growth expectations. The Manager believes that purchasing securities which the investment advisers believe are undervalued in the market and that have above average growth potential will outperform other investment styles over the longer term while minimizing volatility and downside risk. The Manager will recommend that, with respect to portfolio management of equity assets, the Trust retain only those investment advisers who, in the Manager's opinion, utilize such an approach.


    BARROW, HANLEY, MEWHINNEY & STRAUSS, INC.; BRANDYWINE ASSET MANAGEMENT, INC.; GSB INVESTMENT MANAGEMENT, INC.; HOTCHKIS AND WILEY; and INDEPENDENCE INVESTMENT ASSOCIATES, INC. currently manage the assets of the Balanced Portfolio. See "Investment Advisers."



AMERICAN AADVANTAGE GROWTH AND INCOME FUND -- This Fund's investment objective is to realize long-term capital appreciation and current income. This Fund seeks its investment objective by investing all of its investable assets in the Growth and Income Portfolio, which invests primarily in equity securities. Excluding collateral for securities loaned, ordinarily at least 80% of the Portfolio's assets will be invested in equity securities consisting of common stocks, preferred stocks, securities convertible into common stocks, and securities having common stock characteristics, such as rights and warrants, and foreign equity securities that are represented by U.S. dollar-denominated American Depository Receipts which are traded in the United States on exchanges and in the over-the-counter market. When purchasing equity securities, primary emphasis will be placed on undervalued securities with above average growth expectations. In order to seek either above average current income or capital appreciation when interest rates are expected to decline, the Portfolio may invest in debt securities which, at the time of purchase, are rated in one of the four highest rating categories by all Rating Organizations rating that security or, if unrated, are deemed to be of comparable quality by the applicable investment adviser. Obligations rated in the fourth highest rating category are limited to 25% of the Portfolio's debt allocation. See "American AAdvantage Balanced Fund" for a description of the risks involved with these obligations. See the SAI for definitions of the foregoing securities and for a description of debt ratings. The Portfolio also may invest in other investment companies or in cash and cash equivalents, including obligations that are permitted investments for the Money Market Portfolio. However, when its investment advisers deem that market conditions warrant, the Portfolio may, for temporary defensive purposes, invest up to 100% of its assets in cash, cash equivalents and investment grade short-term obligations. In addition, the Portfolio may purchase or sell securities on a "when-issued" and on a "forward commitment" basis as described in "American AAdvantage Balanced Fund."



     BARROW, HANLEY, MEWHINNEY & STRAUSS, INC.; BRANDYWINE ASSET MANAGEMENT, INC.; GSB INVESTMENT MANAGEMENT, INC.; HOTCHKIS AND WILEY; and INDEPENDENCE INVESTMENT ASSOCIATES, INC. currently manage the assets of the Growth and Income Portfolio. See "Investment Advisers."


AMERICAN AADVANTAGE INTERNATIONAL EQUITY FUND -- This Fund's investment objective is to realize long-term capital appreciation. This Fund seeks its investment objective by investing all of its investable assets in the International Equity Portfolio, which invests primarily in equity securities of issuers based outside the United States. Ordinarily the Portfolio will invest at least 65% of its assets in common stocks and securities convertible into common stocks of issuers in at least three different countries located outside the United States. However, excluding collateral for securities loaned, the Portfolio generally invests in excess of 80% of its assets in such securities. The remainder of the Portfolio's assets will be invested in non-U.S. debt securities which, at the time of purchase, are rated in one of the three highest rating categories by any Rating Organization or, if unrated, are deemed to be of comparable quality by the applicable investment adviser and traded publicly on a world market, or in cash or cash equivalents, including obligations that are permitted investments for the Money Market Portfolio or in other investment companies. However, when its investment advisers deem that market conditions warrant, the Portfolio may, for temporary defensive purposes, invest up to 100% of its assets in cash, cash equivalents, other investment companies and investment grade short-term obligations.

                                                                      PROSPECTUS

    The investment advisers select securities based upon a country's economic outlook, market valuation and potential changes in currency exchange rates. When purchasing equity securities, primary emphasis will be placed on undervalued securities with above average growth expectations.

    Overseas investing carries potential risks not associated with domestic investments. Such risks include, but are not limited to: (1) political and financial instability abroad, including risk of nationalization or expropriation of assets and the risk of war; (2) less liquidity and greater volatility of foreign investments; (3) less public information regarding foreign companies;
(4) less government regulation and supervision of foreign stock exchanges, brokers and listed companies; (5) lack of uniform accounting, auditing and financial reporting standards; (6) delays in transaction settlement in some foreign markets; (7) possibility of an imposition of confiscatory foreign taxes;
(8) possible limitation on the removal of securities or other assets of the Portfolio; (9) restrictions on foreign investments and repatriation of capital;
(10) currency fluctuations; (11) cost and possible restrictions of currency conversion; (12) withholding taxes on dividends in foreign countries; and (13) possibly higher commissions, custodial fees and management costs than in the U.S. market. These risks are often greater for investments in emerging or developing countries.

    The Portfolio will limit its investments to those in countries which have been recommended by the Manager and which have been approved by the AMR Trust Board. Countries may be added or deleted with AMR Trust Board approval. In determining which countries will be approved, the AMR Trust Board will evaluate the risk factors set forth above and will particularly focus on the ability to repatriate funds, the size and liquidity aspects of a particular country's market and the investment climate for foreign investors. The current countries in which the Portfolio may invest are Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Mexico, Netherlands, New Zealand, Norway, Singapore, South Korea, Spain, Sweden, Switzerland and the United Kingdom.

    The Portfolio may trade forward foreign currency contracts ("forward contracts"), which are derivatives, to hedge currency fluctuations of underlying stock or bond positions, or in other circumstances permitted by the Commodity Futures Trading Commission ("CFTC"). Forward contracts to sell foreign currency may be used when the management of the Portfolio believes that the currency of a particular foreign country may suffer a decline against the U.S. dollar. Forward contracts also are entered into to set the exchange rate for a future transaction. In this manner, the Portfolio may protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received. Forward contracts involve certain risks which include, but are not limited to: (1) imperfect correlation between the securities hedged and the contracts themselves; and (2) possible decrease in the total return of the Portfolio. Forward contracts are discussed in greater detail in the SAI.

    The Portfolio also may trade currency futures ("futures") for the same reasons as for entering into forward contracts as set forth above. Futures are traded on U.S. and foreign currency exchanges. The use of futures also entails certain risks which include, but are not limited to: (1) less liquidity due to daily limits on price fluctuation; (2) imperfect correlation between the securities hedged and the contracts themselves; (3) possible decrease in the total return of the Portfolio due to hedging; (4) possible reduction in value for both the contracts and the securities being hedged; and (5) potential losses in excess of the amounts invested in the futures contracts themselves. The Portfolio may not enter into futures contracts if the purchase or sale of such contract would cause the sum of the Portfolio's initial and any variation margin deposits to exceed 5% of its total assets. Futures contracts, which are derivatives, are discussed in greater detail in the SAI.

    HOTCHKIS AND WILEY, MORGAN STANLEY ASSET MANAGEMENT INC. and TEMPLETON INVESTMENT COUNSEL, INC. currently serve as investment advisers to the International Equity Portfolio. Rowe Price-Fleming International, Inc. ("Fleming") is also an investment adviser to the Portfolio; however, none of the Portfolio's assets have been allocated to Fleming at this time. See "Investment Advisers."
PROSPECTUS

AMERICAN AADVANTAGE LIMITED-TERM INCOME FUND -- This Fund's investment objective is to realize income and capital appreciation. As an investment policy, the Fund primarily seeks income and secondarily seeks capital appreciation. The Fund seeks its investment objective by investing all of its investable assets in the Limited-Term Income Portfolio, which invests primarily in debt obligations. Permissible investments include securities of the U.S. Government and its agencies and instrumentalities, including STRIPS and other zero coupon obligations; corporate bonds, notes and debentures; non-convertible preferred stocks; mortgage-backed securities; asset-backed securities; domestic, Yankeedollar and Eurodollar certificates of deposit, bank deposit notes, and bank notes; other investment companies; and cash or cash equivalents including obligations that are permitted investments for the Money Market Portfolio. Such obligations may have a fixed, variable or floating rate of interest. At the time of purchase, all such securities will be rated in one of the four highest rating categories by all Rating Organizations rating such obligation or, if unrated, will be deemed to be of comparable quality by the Manager. Obligations rated in the fourth highest rating category are limited to 25% of the Portfolio's total assets. See "American AAdvantage Balanced Fund" for a description of the risks involved with these obligations. The Portfolio, at the discretion of the Manager, may retain a security which has been downgraded below the initial investment criteria. See the SAI for definitions of the foregoing securities and for a description of debt ratings. Principal and/or interest payments for obligations of the U.S. Government's agencies or instrumentalities may or may not be backed by the full faith and credit of the U.S. Government.


    Investments in Yankeedollar and Eurodollar bonds, notes and certificates of deposit involve risks that differ from investments in securities of domestic issuers. See "American AAdvantage Money Market Fund" for a description of these risks. The Portfolio also may engage in dollar rolls, or purchase or sell securities on a "when-issued" or "forward commitment" basis as described under "American AAdvantage Balanced Fund."

    The market value of fixed rate securities, and thus the net asset value of this Portfolio's shares, is expected to vary inversely with movements in interest rates. The market value of variable and floating rate instruments should not vary as much due to the periodic adjustments in their interest rates. An adjustment which increases the interest rate of such securities should reduce or eliminate declines in market value resulting from a prior upward movement in interest rates, and an adjustment which decreases the interest rate of such securities should reduce or eliminate increases in market value resulting from a prior downward movement in interest rates.

    Mortgage-backed securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are made monthly, in effect, "passing through" monthly payments made by the individual borrowers on the mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose the Portfolio to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment, the value of the premium would be lost. Like other debt securities, when interest rates rise, the value of mortgage-related securities generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other debt securities.

    Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association ("GNMA")) or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage pass-through securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported with various credit enhancements such as pool insurance, guarantees issued by governmental entities, a letter of credit from a bank or senior/subordinated structures.

                                                                      PROSPECTUS

    Collateralized mortgage obligations ("CMOs") are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities. Similar to a mortgage pass-through, interest and prepaid principal on a CMO are paid, in most cases, monthly. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA. CMOs are structured in multiple classes, with each class bearing a different stated maturity or interest rate.

    The Portfolio is permitted to invest in asset-backed securities, subject to the Portfolio's rating and quality requirements. Through the use of trusts and special purpose subsidiaries, various types of assets, primarily home equity loans, automobile and credit card receivables, and other types of receivables or other assets as well as purchase contracts, financing leases and sales agreements entered into by municipalities, are being securitized in pass-through structures similar to the mortgage pass-through structures described above. Consistent with the Fund's and the Portfolio's investment objective, policies and quality standards, the Portfolio may invest in these and other types of asset-backed securities which may be developed in the future.

    Asset-backed securities involve certain risks that do not exist with mortgage-related securities, resulting mainly from the fact that asset-backed securities do not usually contain the benefit of a complete security interest in the related collateral. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds from repossessed collateral may not always be sufficient to support payments on the securities. The risks associated with asset-backed securities are often reduced by the addition of credit enhancements such as a letter of credit from a bank, excess collateral or a third-party guarantee.

    Although investments will not be restricted by either maturity or duration of the securities purchased, under normal circumstances, the Portfolio will seek to maintain a dollar weighted average duration of one to three years. Because the timing on return of principal for both asset-backed and mortgage-backed securities is uncertain, in calculating the average weighted duration of the Portfolio, the duration of these securities may be based on certain industry conventions. The Manager serves as the sole active investment adviser to the Limited-Term Income Fund and its corresponding Portfolio.

MONEY MARKET FUNDS -- The investment objectives of the Money Market Funds are to seek current income, liquidity and the maintenance of a stable $1.00 price per share. The Money Market Funds seek to achieve these objectives by investing all of their investable assets in the Money Market Portfolios, which invest in high quality, U.S. dollar-denominated short-term obligations that have been determined by the Manager or the AMR Trust Board to present minimal credit risks. Portfolio investments are valued based on the amortized cost valuation technique pursuant to Rule 2a-7 under the Investment Company Act of 1940 ("1940 Act"). See the SAI for an explanation of the amortized cost valuation method. Obligations in which the Money Market Portfolios invest generally have remaining maturities of 397 days or less, although instruments subject to repurchase agreements and certain variable and floating rate obligations may bear longer final maturities. The average dollar-weighted portfolio maturity of each Money Market Portfolio will not exceed 90 days. The Manager serves as the sole investment adviser to the Money Market Funds. See "Management and Administration of the Trust."


AMERICAN AADVANTAGE MONEY MARKET FUND -- The Fund's corresponding Portfolio may invest in obligations permitted to be purchased under Rule 2a-7 of the 1940 Act including, but not limited to, (1) obligations of the U.S. Government or its agencies or instrumentalities; (2) loan participation interests, medium-term notes, funding agreements and asset-backed securities; (3) domestic, Yankeedollar and Eurodollar certificates of deposit, time deposits, bankers' acceptances, commercial paper, bearer deposit notes and other promissory notes, including floating or variable rate obligations issued by U.S. or foreign bank holding companies and their bank subsidiaries, branches and agencies; and (4) repurchase agreements involving the obligations listed above. The Money Market Portfolio will invest only in issuers or instruments that at the time of purchase (1) have received the highest short-term rating by two Rating Organizations such as "A-1" by Standard & Poor's and "P-1" by Moody's; (2) are

PROSPECTUS
single rated and have received the highest short-term rating by a Rating Organization; or (3) are unrated, but are determined to be of comparable quality by the Manager pursuant to guidelines approved by the AMR Trust Board and subject to the ratification of the AMR Trust Board. See the SAI for definitions of the foregoing instruments and rating systems. The Portfolio may invest in other investment companies. The Portfolio also may purchase or sell securities on a "when-issued" or "forward commitment" basis as described under "American AAdvantage Balanced Fund."


    The Portfolio will invest more than 25% of its assets in obligations issued by the banking industry. However, for temporary defensive purposes during periods when the Manager believes that maintaining this concentration may be inconsistent with the best interest of shareholders, the Portfolio will not maintain this concentration.

    Investments in Eurodollar (U.S. dollar obligations issued outside the United States by domestic or foreign entities) and Yankeedollar (U.S. dollar obligations issued inside the United States by foreign entities) obligations involve additional risks. Most notably, there generally is less publicly available information about foreign issuers; there may be less governmental regulation and supervision; foreign issuers may use different accounting and financial standards; and the adoption of foreign governmental restrictions may affect adversely the payment of principal and interest on foreign investments. In addition, not all foreign branches of United States banks are supervised or examined by regulatory authorities as are United States banks, and such branches may not be subject to reserve requirements.

    Variable amount master demand notes in which the Portfolio may invest are unsecured demand notes that permit the indebtedness thereunder to vary, and provide for periodic adjustments in the interest rate. Because master demand notes are direct lending arrangements between the Portfolio and the issuer, they are not normally traded. There is no secondary market for the notes; however, the period of time remaining until payment of principal and accrued interest can be recovered under a variable amount master demand note generally shall not exceed seven days. To the extent this period is exceeded, the note in question would be considered illiquid. Issuers of variable amount master demand notes must satisfy the same criteria as set forth for other promissory notes (e.g. commercial paper). The Portfolio will invest in variable amount master demand notes only when such notes are determined by the Manager, pursuant to guidelines established by the AMR Trust Board, to be of comparable quality to rated issuers or instruments eligible for investment by the Portfolio. In determining average dollar weighted portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of the interest rate or the period of time remaining until the principal amount can be recovered from the issuer on demand.

AMERICAN AADVANTAGE MUNICIPAL MONEY MARKET FUND -- The Fund's corresponding Portfolio may invest in municipal obligations issued by or on behalf of the governments of states, territories, or possessions of the United States; the District of Columbia; and their political subdivisions, agencies and instrumentalities if the interest these obligations provide is generally exempt from federal income tax. The Municipal Money Market Portfolio will invest only in issuers or instruments that at the time of purchase (1) are guaranteed by the U.S. Government, its agencies, or instrumentalities; (2) are secured by letters of credit that are irrevocable and issued by banks which qualify as authorized issuers for the Money Market Portfolio (see "American AAdvantage Money Market Fund"); (3) are guaranteed by one or more municipal bond insurance policies that cannot be canceled and issued by third-party guarantors possessing the highest claims- paying rating from a Rating Organization; (4) have received one of the two highest short-term ratings from at least two Rating Organizations; (5) are single rated and have received one of the two highest short-term ratings from that Rating Organization; (6) have no short-term rating but the instrument is comparable to the issuer's rated short-term debt; (7) have no short-term rating (or comparable rating) but have received one of the top two long-term ratings from all Rating Organizations rating the issuer or instrument; or (8) are unrated, but are determined to be of comparable quality by the Manager pursuant to guidelines approved by, and subject to the oversight of, the AMR Trust Board. The Portfolio may also invest in other investment companies. Ordinarily at least 80% of the Portfolio's net assets will be invested in municipal obligations the interest from which is exempt from federal income tax. However, should market conditions

                                                                      PROSPECTUS
warrant, the Portfolio may invest up to 20% (or for temporary defensive purposes, up to 100%) of its assets in obligations subject to federal income tax which are eligible investments for the Money Market Portfolio.

    The Portfolio may invest in certain municipal obligations which have rates of interest that are adjusted periodically according to formulas intended to minimize fluctuations in the values of these instruments. These instruments, commonly known as variable rate demand obligations, are long-term instruments which allow the purchaser, at its discretion, to redeem securities before their final maturity at par plus accrued interest upon notice (typically 7 to 30 days).

    Municipal obligations may be backed by the full taxing power of a municipality ("general obligations"), or by the revenues from a specific project or the credit of a private organization ("revenue obligations"). Some municipal obligations are collateralized as to payment of principal and interest by an escrow of U.S. Government or federal agency obligations, while others are insured by private insurance companies, while still others may be supported by letters of credit furnished by domestic or foreign banks. The Portfolio's investments in municipal obligations may include fixed, variable, or floating rate general obligations and revenue obligations (including municipal lease obligations and resource recovery obligations); zero coupon and asset-backed obligations; variable rate auction and residual interest obligations; tax, revenue, or bond anticipation notes; and tax-exempt commercial paper; and purchase obligations that are subject to restrictions on resale. See the SAI for a further discussion of the foregoing obligations. The Portfolio may purchase or sell obligations on a "when-issued" or "forward commitment" basis, as described under "American AAdvantage Balanced Fund."

    The Portfolio may invest more than 25% of the value of its total assets in municipal obligations which are related in such a way that an economic, business or political development or change affecting one such security would also affect the other securities; for example, securities the interest of which is paid from revenues of similar types of projects, or securities whose issuers are located in the same state. As a result, the Portfolio may be subject to greater risk compared to a fund that does not follow this practice. However, the Manager believes this risk is mitigated because it is anticipated that most of the Portfolio's assets will be insured or backed by bank letters of credit. Additionally, the Portfolio may invest more than 25% of the value of its total assets in industrial development bonds which, although issued by industrial development authorities, may be backed only by the assets and revenues of the non-governmental users.


    The Portfolio also may invest in municipal obligations that constitute "private activity obligations." These include obligations that finance student loans, residential rental projects, and solid waste disposal facilities. To the extent the Portfolio earns interest income on private activity obligations, shareholders will be required to treat the portion of the Fund's distributions attributable to its share of such interest as a "tax preference item" for purposes of determining their liability for the federal alternative minimum tax ("AMT") and, as a result, may become subject to (or increase their liability for) the AMT. Shareholders should consult their own tax advisers to determine whether they may be subject to the AMT. The Portfolio may invest in private activity obligations without limitation and it is anticipated that a substantial portion of the Portfolio's assets will be invested in these obligations. As a result, a substantial portion of the Fund's distributions may be a tax preference item, which will reduce the net return from the Fund for taxpayers subject to the AMT. Interest on "qualified" private activity obligations is exempt from federal income tax.



AMERICAN AADVANTAGE U.S. GOVERNMENT MONEY MARKET FUND -- The Fund's corresponding Portfolio will invest exclusively in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements which are collateralized by such obligations. U.S. Government securities include direct obligations of the U.S. Treasury (such as Treasury bills, Treasury notes and Treasury bonds). The Fund may invest in securities issued by the Agency for International Development, Farmers Home Administration, Farm Credit Banks, Federal Home Loan Bank, Federal Intermediate Credit Bank, Federal Financing Bank, Federal Land Bank, FNMA, GNMA, General Services Administration, Rural Electrification Administration, Small Business Administration, Tennessee Valley Authority, and others. Some of these obligations, such as those issued by the Federal Home Loan Bank and FHLMC, are supported only by the credit of the agency or instrumentality issuing the obligation

PROSPECTUS
and the discretionary authority of the U.S. Government to purchase the agency's obligations. See the SAI for a further discussion of the foregoing obligations. Counterparties for repurchase agreements must be approved by the AMR Trust Board. The Portfolio may purchase or sell securities on a "when-issued" or a "forward commitment" basis as described under "American AAdvantage Balanced Fund."



OTHER INVESTMENT POLICIES -- In addition to the investment policies described previously, each Portfolio may also lend its securities, enter into fully collateralized repurchase agreements, and invest in private placement offerings.



SECURITIES LENDING. Each Portfolio may lend securities to broker-dealers or other institutional investors pursuant to agreements requiring that the loans be continuously secured by any combination of cash, securities of the U.S. Government and its agencies and instrumentalities and approved bank letters of credit that at all times equal at least 100% of the market value of the loaned securities. Such loans will not be made if, as a result, the aggregate amount of all outstanding securities loans by any Portfolio would exceed 33 1/3% of its total assets. A Portfolio continues to receive interest on the securities loaned and simultaneously earns either interest on the investment of the cash collateral or fee income if the loan is otherwise collateralized. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities loaned or loss of rights in the collateral. However, the Portfolios seek to minimize this risk by making loans only to borrowers which are deemed by the Manager to be of good financial standing and which have been approved by the AMR Trust Board. For purposes of complying with each Portfolio's investment policies and restrictions, collateral received in connection with securities loans will be deemed an asset of a Portfolio to the extent required by law. The Manager will receive compensation for administrative and oversight functions with respect to securities lending. The amount of such compensation will depend on the income generated by the loan of each Portfolio's securities. The SEC has granted exemptive relief that permits the Portfolios to invest cash collateral received from securities lending transactions in shares of one or more private investment companies managed by the Manager. See the SAI for further information regarding loan transactions.


REPURCHASE AGREEMENTS. A repurchase agreement is an agreement under which securities are acquired by a Portfolio from a securities dealer or bank subject to resale at an agreed upon price on a later date. The acquiring Portfolio bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Portfolio is delayed or prevented from exercising its rights to dispose of the collateral securities. However, the investment advisers or the Manager attempt to minimize this risk by entering into repurchase agreements only with financial institutions which are deemed to be of good financial standing and which have been approved by the AMR Trust Board. See the SAI for more information regarding repurchase agreements.

PRIVATE PLACEMENT OFFERINGS. Investments in private placement offerings are made in reliance on the "private placement" exemption from registration afforded by
Section 4(2) of the Securities Act of 1933 (the "1933 Act"), and resold to qualified institutional buyers under Rule 144A under the 1933 Act ("Section 4(2) securities"). Section 4(2) securities are restricted as to disposition under the federal securities laws, and generally are sold to institutional investors such as the Portfolios who agree that they are purchasing the securities for investment and not with an intention to distribute to the public. Any resale by the purchaser must be pursuant to an exempt transaction and may be accomplished in accordance with Rule 144A. Section 4(2) securities normally are resold to other institutional investors such as the Portfolios through or with the assistance of the issuer or dealers who make a market in the Section 4(2) securities, thus providing liquidity. The Money Market Portfolios will not invest more than 10% (and Variable NAV Funds' respective Portfolios, no more than 15%) of their respective net assets in Section 4(2) securities and illiquid securities unless the applicable investment adviser determines, by continuous reference to the appropriate trading markets and pursuant to guidelines approved by the AMR Trust Board, that any Section 4(2) securities held by such Portfolio in excess of this level are at all times liquid.


    The AMR Trust Board and the applicable investment adviser, pursuant to the guidelines approved by the AMR Trust Board, will carefully monitor the Portfolios' investments in Section 4(2) securities offered and sold under Rule 144A, focusing on such important factors, among others, as valuation, liquidity, and availability of


                                                                      PROSPECTUS
information. Investments in Section 4(2) securities could have the effect of reducing a Portfolio's liquidity to the extent that qualified institutional buyers no longer wish to purchase these restricted securities.


BROKERAGE PRACTICES AND PORTFOLIO TURNOVER -- Each investment adviser will place its own orders to execute securities transactions which are designed to implement the applicable Portfolio's investment objective and policies. In placing such orders, each investment adviser will seek the best available price and most favorable execution. The full range and quality of services offered by the executing broker or dealer is considered when making these determinations. Pursuant to written guidelines approved by the AMR Trust Board, an investment adviser of a Portfolio, or its affiliated broker-dealer, may execute portfolio transactions and receive usual and customary brokerage commissions (within the meaning of Rule 17e-1 under the 1940) Act for doing so.


    The Money Market Portfolios and the Limited-Term Income Portfolio normally will not incur any brokerage commissions on their transactions because money market and debt instruments are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission. The price of the obligation, however, usually includes a profit to the dealer. Obligations purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. No commissions or discounts are paid when securities are purchased directly from an issuer.


    No Portfolio, other than the Limited-Term Income Portfolio, currently expects its portfolio turnover rate to exceed 100%. The portfolio turnover rate for the Limited-Term Income Fund for the fiscal year ended October 31, 1996 was 304%. High portfolio activity increases a Portfolio's transaction costs, including brokerage commissions and may result in a greater number of taxable transactions.



ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS -- As previously described, investors should be aware that each Fund, unlike mutual funds that directly acquire and manage their own portfolios of securities, seeks to achieve its investment objective by investing all of its investable assets in a corresponding Portfolio of the AMR Trust, which is a separate investment company. Since a Fund will invest only in its corresponding Portfolio, that Fund's shareholders will acquire only an indirect interest in the investments of the Portfolio.



    The Manager expects, although it cannot guarantee, that the Trust will achieve economies of scale by investing in the AMR Trust. In addition to selling their interests to the Funds, the Portfolios may sell their interests to other non-affiliated investment companies and/or other institutional investors. All institutional investors in a Portfolio will pay a proportionate share of the Portfolio's expenses and will invest in that Portfolio on the same terms and conditions. However, if another investment company invests all of its assets in a Portfolio, it would not be required to sell its shares at the same public offering price as a Fund and would be allowed to charge different sales commissions. Therefore, investors in a Fund may experience different returns from investors in another investment company that invests exclusively in that Fund's corresponding Portfolio.


    The Fund's investment in a Portfolio may be materially affected by the actions of large investors in that Portfolio, if any. For example, as with all open-end investment companies, if a large investor were to redeem its interest in a Portfolio, that Portfolio's remaining investors could experience higher pro rata operating expenses, thereby producing lower returns. As a result, that Portfolio's security holdings may become less diverse, resulting in increased risk. Institutional investors in a Portfolio that have a greater pro rata ownership interest in the Portfolio than the Fund could have effective voting control over the operation of that Portfolio. A change in a Portfolio's fundamental objective, policies and restrictions, that is not approved by the shareholders of its corresponding Fund could require that Fund to redeem its interest in the Portfolio. Any such redemption could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) by the Portfolio. Should such a distribution occur, that Fund could incur brokerage fees or other transaction costs in converting such securities to cash. In addition, a distribution in kind could result in a less diversified portfolio of investments for that Fund and could affect adversely its liquidity.

PROSPECTUS

    The Portfolios' and their corresponding Funds' investment objectives and policies are described above. See "Investment Restrictions" for a description of their investment restrictions. The investment objective of a Fund can be changed only with shareholder approval. The approval of a Fund and of other investors in its corresponding Portfolio, if any, is not required to change the investment objective, policies or limitations of that Portfolio, unless otherwise specified. Written notice shall be provided to shareholders of a Fund within thirty days prior to any changes in its corresponding Portfolio's investment objective. If the investment objective of a Portfolio changes and the shareholders of its corresponding Fund do not approve a parallel change in that Fund's investment objective, the Fund would seek an alternative investment vehicle or the Manager and the investment advisers would actively manage the Fund.

    See "Management and Administration of the Trust" for a complete description of the investment management fee and other expenses associated with the Fund's investment in its corresponding Portfolio. This Prospectus and the SAI contain more detailed information about each Fund and its corresponding Portfolio, including information related to (1) the investment objective, policies and restrictions of each Fund and its corresponding Portfolio, (2) the Board of Trustees and officers of the Trust and the AMR Trust, (3) brokerage practices,
(4) the Funds' shares, including the rights and liabilities of its shareholders,
(5) additional performance information, including the method used to calculate yield and total return, and (6) the determination of the value of each Fund's shares.

INVESTMENT RESTRICTIONS


    The following fundamental investment restrictions and the non-fundamental investment restriction are identical for each Fund and its corresponding Portfolio. Therefore, although the following discusses the investment restrictions of each Portfolio and the AMR Trust Board, it applies equally to each Fund and the Board. The following fundamental investment restrictions may be changed with respect to a particular Fund by the majority vote of that Fund's outstanding shares or with respect to a Portfolio by the majority vote of that Portfolio's interest holders. No Portfolio may:


    - Invest more than 5% of its total assets (taken at market value) in securities of any one issuer, other than obligations issued by the U.S. Government, its agencies and instrumentalities, or purchase more than 10% of the voting securities of any one issuer, with respect to 75% of a Portfolio's total assets. In addition, although not a fundamental investment restriction and therefore subject to change without shareholder vote, the Money Market Portfolio and the U.S. Treasury Money Market Portfolio apply this restriction with respect to 100% of their assets.


    - Invest more than 25% of its total assets in the securities of companies primarily engaged in any one industry other than the U.S. Government, its agencies and instrumentalities or, with respect to the Money Market Portfolio, the banking industry. Municipal governments and their agencies and authorities are not deemed to be industries. Finance companies as a group are not considered a single industry for purposes of this policy. Further, wholly owned subsidiaries of finance companies will be considered to be in the industries of their parent companies if their activities are primarily related to financing the activities of their parent companies.



    The following non-fundamental investment restriction may be changed with respect to a particular Fund by a vote of a majority of the Board or with respect to a Portfolio by a vote of a majority of the AMR Trust Board: no Portfolio may invest more than 15% (or, with respect to any Money Market Portfolio, 10%) of its net assets in illiquid securities, including time deposits and repurchase agreements that mature in more than seven days.


    The above percentage limits are based upon asset values at the time of the applicable transaction; accordingly, a subsequent change in asset values will not affect a transaction that was in compliance with the investment restrictions at the time such transaction was effected. See the SAI for other investment limitations.

                                                                      PROSPECTUS

YIELDS AND TOTAL RETURNS


    From time to time each class of the Money Market Funds may advertise their "current yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The current yield refers to the income generated by an investment over a seven calendar-day period (which period will be stated in the advertisement). This income is then annualized by assuming the amount of income generated by the investment during that week is earned each week over a one-year period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by the investment is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of this assumed reinvestment. The Municipal Money Market Fund also may quote "tax equivalent yields," which show the taxable yields a shareholder would have to earn before federal income taxes to equal this Fund's tax-exempt yields. The tax equivalent yield is calculated by dividing the Fund's tax-exempt yield by the result of one minus a stated federal income tax rate. If only a portion of the Fund's income was tax-exempt, only that portion is adjusted in the calculation. As stated earlier, the Fund considers interest on private activity obligations to be exempt from federal income tax. Each class of a Fund has different expenses which will impact its performance.



    Advertised yields for the PlanAhead Class of the Variable NAV Funds will be computed by dividing the net investment income per share earned by the applicable class during the relevant time period by the maximum offering price per share for that class on the last day of the period. Total return quotations advertised by the Funds may reflect the average annual compounded (or aggregate compounded) rate of return during the designated time period based on a hypothetical initial investment and the redeemable value of that investment at the end of the period. Additionally, each class of the Limited-Term Income Fund may advertise a "monthly distribution rate." This rate is based on an annualized monthly dividend accrual rate per share compared with the month-end share price of each class of this Fund. The Funds will at times compare their performance to applicable published indices, and may also disclose their performance as ranked by certain ranking entities. See the SAI for more information about the calculation of yields and total returns.


MANAGEMENT AND ADMINISTRATION OF THE TRUST


FUND MANAGEMENT AGREEMENT -- The Board has general supervisory responsibility over the Trust's affairs. The Manager provides or oversees all administrative, investment advisory and portfolio management services for the Trust pursuant to a Management Agreement dated April 3, 1987, as amended December 17, 1996, together with the Administrative Services Agreement described below. The AMR Trust and the Manager also entered into a Management Agreement dated November 22, 1996 that obligates the Manager to provide or oversee all administrative, investment advisory and portfolio management services for the AMR Trust. The Manager, located at 4333 Amon Carter Boulevard, MD 5645, Fort Worth, Texas 76155, is a wholly-owned subsidiary of AMR Corporation ("AMR"), the parent company of American Airlines, Inc., and was organized in 1986 to provide investment management, advisory, administrative and asset management consulting services. The assets of the Balanced Portfolio, the Growth and Income Portfolio and the International Equity Portfolio are allocated by the Manager among one or more investment advisers designated for that Portfolio. See "Investment Advisers." The Manager serves as the sole active investment adviser to the Money Market Portfolios and the Limited-Term Income Portfolio. In addition, with the exception of the International Equity Portfolio, if so requested by any investment adviser, the Manager will make the investment decisions with respect to assets allocated to that investment adviser which the investment adviser determines should be invested in short-term obligations of the type permitted for investment by the Money Market Portfolio. As of December 31, 1996, the Manager had assets under management totaling approximately $16.0 billion including approximately $5.7 billion under active management and $10.3 billion as named fiduciary or fiduciary adviser. Of the total, approximately $11.9 billion of assets are related to AMR. American Airlines, Inc. is not responsible for investments made in the American AAdvantage Funds.


PROSPECTUS

    The Manager provides the Trusts with office space, office equipment and personnel necessary to manage and administer the Trusts' operations. This includes complying with reporting requirements; corresponding with shareholders; maintaining internal bookkeeping, accounting and auditing services and records; and supervising the provision of services to the Trusts by third parties. The Manager also oversees each Portfolio's participation in securities lending activities and any actions taken by securities lending agents in connection with those activities to ensure compliance with all applicable regulatory and investment guidelines. The Manager also develops the investment programs for each Portfolio, selects and changes investment advisers (subject to approval by the AMR Trust Board and appropriate interest holders), allocates assets among investment advisers, monitors the investment advisers' investment programs and results, and coordinates the investment activities of the investment advisers to ensure compliance with regulatory restrictions.



    The Manager bears the expense of providing the above services, and pays the fees of the investment advisers of the Funds and their Portfolios. As compensation for paying the investment advisory fees and for providing the Portfolios with advisory and asset allocation services, the Manager receives from the AMR Trust an annualized advisory fee that is calculated and accrued daily, equal to the sum of (1) 0.15% of the net assets of the Money Market Portfolios, (2) 0.25% of the net assets of the Limited-Term Income Portfolio,
(3) 0.10% of the net assets of the other Portfolios, plus (4) all fees payable by the Manager to the AMR Trust's investment advisers as described in "Investment Advisers." The advisory fee is payable quarterly in arrears. To the extent that a Fund invests all of its investable assets in its corresponding Portfolio, the Manager will not receive an advisory fee under its Management Agreement with the Trust. The Manager receives compensation in connection with securities lending activities. If a Portfolio lends its portfolio securities and receives cash collateral from the borrower, the Manager will receive up to 25% of the net annual interest income (the gross interest earned by the investment less the amount paid to the borrower as well as related expenses) received from the investment of such cash. If a borrower posts collateral other than cash, the borrower will pay to the lender a loan fee. The Manager will receive up to 25% of the loan fees posted by borrowers. The Manager is compensated through the Administrative Services Agreement as described below for other services provided.


    Each Management Agreement will continue in effect provided that annually such continuance is specifically approved by a vote of the Board and the AMR Trust Board, including the affirmative votes of a majority of the Trustees of each Board who are not parties to the Management Agreement or "interested persons" as defined in the 1940 Act of any such party ("Independent Trustees"), cast in person at a meeting called for the purpose of considering such approval, or by the vote of a Fund's shareholders or a Portfolio's interest holders. A Management Agreement may be terminated with respect to a Fund or a Portfolio at any time, without penalty, by a majority vote of outstanding Fund shares or Portfolio interests on sixty (60) days' written notice to the Manager, or by the Manager, on sixty (60) days' written notice to the Trust or the AMR Trust. A Management Agreement will automatically terminate in the event of its "assignment" as defined in the 1940 Act.

    The Trust is responsible for the following expenses: audits by independent auditors; transfer agency, custodian, dividend disbursing agent and shareholder recordkeeping services; taxes, if any, and the preparation of each Fund's tax returns; interest; costs of Trustee and shareholder meetings; printing and mailing prospectuses and reports to existing shareholders; fees for filing reports with regulatory bodies and the maintenance of the Funds' existence; legal fees; fees to federal and state authorities for the registration of shares; fees and expenses of Independent Trustees; insurance and fidelity bond premiums; and any extraordinary expenses of a nonrecurring nature.

    A majority of the Independent Trustees of the Board have adopted written procedures reasonably appropriate to deal with potential conflicts of interest between the Trust and the AMR Trust, including creating a separate Board of Trustees of the AMR Trust.

FUND ADVISORY AGREEMENTS -- Each investment adviser has entered into a separate investment advisory agreement with the Manager to provide investment advisory services to the Funds and their corresponding Portfolios. To the extent that a Fund invests all of its investable assets in a corresponding Portfolio, however, an investment adviser
                                                                      PROSPECTUS
will receive an advisory fee only on behalf of the Portfolio and not on behalf of its corresponding Fund. Except for the Money Market Portfolios and the Limited-Term Income Portfolio, the assets of each Portfolio are allocated among the investment advisers designated for that Portfolio and described in this Prospectus in "Investment Advisers." The Manager is permitted to enter into new or modified advisory agreements with existing or new investment advisers without the approval of Fund shareholders or Portfolio interest holders, but subject to approval of the Board and the AMR Trust Board. The Securities and Exchange Commission issued an exemptive order which eliminates the need for shareholder/interest holder approval, subject to compliance with certain conditions. These conditions include the requirement that within 90 days of hiring a new adviser or implementing a material change with respect to an advisory contract, the applicable Fund send a notice to shareholders containing information about the change that would be included in a proxy statement. The Manager recommends investment advisers to the Board and the AMR Trust Board based upon its continuing quantitative and qualitative evaluation of the investment advisers' skill in managing assets using specific investment styles and strategies. The allocation of assets among investment advisers may be changed at any time by the Manager. Allocations among advisers will vary based upon a variety of factors, including the overall investment performance of each investment adviser, the Portfolio's cash flow needs and market conditions. The Manager need not allocate assets to each investment adviser designated for a Portfolio. The investment advisers can be terminated without penalty to the AMR Trust by the Manager, the AMR Trust Board or the interest holders of the applicable Portfolio. Short-term investment performance, by itself, is not a significant factor in selecting or terminating an investment adviser, and the Manager does not expect to recommend frequent changes of investment advisers. The Prospectus will be supplemented if additional investment advisers are retained or the contract with any existing investment adviser is terminated.


    Each investment adviser has discretion to purchase and sell securities for its segment of a Portfolio's assets in accordance with that Portfolio's objectives, policies and restrictions and the more specific strategies provided by the Manager. Although the investment advisers are subject to general supervision by the AMR Trust Board and the Manager, these parties do not evaluate the investment merits of specific securities transactions. As compensation for its services, each investment adviser is paid a fee by the Manager out of the proceeds of the management fee received by the Manager from the AMR Trust.


ADMINISTRATIVE SERVICES AGREEMENT -- The Manager and the Trust entered into an Administrative Services Agreement which obligates the Manager to provide the Funds those administrative and management services (other than investment advisory services) described in the Management Agreement. As compensation for these services, the Manager receives an annualized fee of 0.25% of the net assets of the PlanAhead Class of the Variable NAV Funds and 0.05% of the net assets of the PlanAhead Class of the Money Market Funds. The fee is payable quarterly in arrears.

SERVICE PLAN -- The PlanAhead Class has adopted a service plan ("Service Plan") which provides that each PlanAhead Class will pay 0.25% per annum of its average daily net assets to the Manager (or another entity approved by the Board). The Manager or these approved entities may spend such amounts on any activities or expenses primarily intended to result in or relate to the servicing of PlanAhead Class shares including but not limited to payment of shareholder service fees and transfer agency or sub-transfer agency expenses. The fee, which is included as part of a Fund's "Other Expenses" in the Table of Fees and Expenses of this prospectus, will be payable monthly in arrears without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the entity for the services provided pursuant to the Service Plan. The primary expenses expected to be incurred under the Service Plan are transfer agency fees and servicing fees paid to financial intermediaries such as plan sponsors and discount brokers.

    The Service Plan will continue in effect so long as its continuance is approved at least annually by a majority of the Trustees, including the affirmative votes of a majority of the Trustees of the Board who are not parties to the Service Plan or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of considering such approval, or by the vote of shareholders. The Service Plan may be terminated with respect to a particular PlanAhead Class at any time, without the payment of any penalty, by a PROSPECTUS vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the applicable Fund's PlanAhead Class.

ALLOCATION OF FUND EXPENSES -- Expenses of each Fund generally are allocated equally among the shares of that Fund, regardless of class. However, certain expenses approved by the Board will be allocated solely to the class to which they relate.

PRINCIPAL UNDERWRITER -- BROKERS TRANSACTION SERVICES, INC. ("BTS"), 7001 Preston Road, Dallas, Texas, 75205 serves as the principal underwriter of the Trust.


CUSTODIAN AND TRANSFER AGENT -- The PlanAhead Class transfer agent is GOLDMAN, SACHS & CO. ("Goldman"). NATIONSBANK OF TEXAS, N.A., Dallas, Texas, serves as co-transfer agent for the PlanAhead Class and as custodian for the Portfolios and the Funds, except for the International Equity Portfolio, whose custodian is THE BANK OF NEW YORK, New York, New York.



INDEPENDENT AUDITOR -- The independent auditor for the Funds and the AMR Trust is ERNST & YOUNG LLP, Dallas, Texas.


INVESTMENT ADVISERS

    Set forth below is a brief description of the investment advisers for each Fund and its corresponding Portfolio, except for the Money Market Funds and their corresponding Portfolios, whose sole investment adviser is the Manager. References to the investment advisers retained by a Portfolio also apply to the corresponding Fund. Except for the Manager, none of the investment advisers provides any services to the Funds or the Portfolios except for portfolio investment management and related recordkeeping services, or has any affiliation with the Trust, the AMR Trust or the Manager.


    William F. Quinn has served as President of the Manager since it was founded in 1986, and Nancy A. Eckl serves as Vice President - Trust Investments of the Manager. Ms. Eckl previously served as Vice President - Finance and Compliance of the Manager from December 1990 to May 1995. In these capacities, Mr. Quinn and Ms. Eckl have primary responsibility for the day-to-day operations of the Balanced Fund, the Growth and Income Fund, the International Equity Fund and their corresponding Portfolios. These responsibilities include oversight of the investment advisers, regular review of each investment adviser's performance and asset allocations among investment advisers.



    Michael W. Fields is responsible for the portfolio management oversight of the Limited-Term Income Fund and its corresponding Portfolio. Mr. Fields has been with the Manager since it was founded in 1986 and serves as Vice President-Fixed Income Investments. Benjamin L. Mayer is responsible for the day-to-day portfolio management of the Limited-Term Income Portfolio. Mr. Mayer has served as Senior Portfolio Manager of the Manager since May 1995. Prior to that time, he was a Vice President, Institutional Fixed Income Sales at Merrill, Lynch, Pierce, Fenner & Smith from January 1994 to April 1995 and Vice President, Regional Senior Strategist from April 1989 to January 1994. Mr. Mayer has had portfolio management responsibility for the Fund since August 1995.



    BARROW, HANLEY, MEWHINNEY & STRAUSS, INC. ("Barrow"), 3232 McKinney Avenue, 15th Floor, Dallas, Texas 75204, is a professional investment counseling firm which has been providing investment advisory services since 1979. The firm is wholly owned by United Asset Management Corporation, a Delaware corporation. As of December 31, 1996, Barrow had discretionary investment management authority with respect to approximately $20.5 billion of assets, including approximately $1.5 billion of assets of AMR and its subsidiaries and affiliated entities. Barrow serves as an investment adviser to the Balanced Portfolio, the Growth and Income Portfolio and the Limited-Term Income Portfolio, although the Manager does not presently intend to allocate any of the assets in the Limited-Term Income Portfolio to Barrow. The Manager pays Barrow an annualized fee equal to
 .30% on

                                                                      PROSPECTUS
the first $200 million in AMR Trust assets under its discretionary management,
 .20% on the next $300 million, .15% on the next $500 million and .125% on assets over $1 billion.



    BRANDYWINE ASSET MANAGEMENT, INC., ("Brandywine"), 201 North Walnut Street, Wilmington, Delaware 19801, is a privately held professional investment counseling firm founded in 1986. As of December 31, 1996, Brandywine had assets under management totaling approximately $6 billion, including approximately $285 million of assets of AMR and its subsidiaries and affiliated entities. Brandywine serves as an investment adviser to the Balanced and the Growth and Income Portfolios. For its services to the Balanced Portfolio and the Growth and Income Portfolio, the Manager will pay Brandywine an annualized fee equal to
 .225% of assets in the Balanced Portfolio and .25% of assets in the Growth and Income Portfolio of the first $500 million of assets under its discretionary management; .225% of the next $100 million on all assets and .20% on all excess assets.



    GSB INVESTMENT MANAGEMENT, INC. ("GSB"), 301 Commerce Street, Fort Worth, Texas 76102, is a professional investment management firm which was founded in 1987 by Frank P. Ganucheau, Mark J. Stupfel, and Lyle E. Brumley. GSB is wholly owned by United Asset Management Corporation, a Delaware corporation. As of December 31, 1996, GSB managed approximately $3.2 billion of assets, including approximately $802 million of assets of AMR and its subsidiaries and affiliated entities. GSB serves as an investment adviser to the Balanced Portfolio and the Growth and Income Portfolio. The Manager pays GSB an annualized fee equal to
 .30% of the first $100 million in AMR Trust assets under its discretionary management, .25% of the next $100 million, .20% of the next $100 million and
 .15% on all excess assets.



    HOTCHKIS AND WILEY, 800 West Sixth Street, 5th Floor, Los Angeles, California 90017, is a professional investment counseling firm which was founded in 1980 by John F. Hotchkis and George Wiley. Hotchkis and Wiley became a division of Merrill Lynch Capital Management Group, a wholly owned subsidiary of Merrill Lynch & Co., Inc., on November 12, 1996. Assets under management as of December 31, 1996 were approximately $10.2 billion, which included approximately $1.4 billion of assets of AMR and its subsidiaries and affiliated entities. Hotchkis and Wiley serves as an investment adviser to the Balanced Portfolio, the Growth and Income Portfolio and the International Equity Portfolio. The Manager pays Hotchkis and Wiley an annualized fee equal to .60% of the first $10 million of AMR Trust assets under its discretionary management, .50% of the next $140 million of assets, .30% on the next $50 million of assets, .20% of the next $800 million of assets and .15% of all excess assets.



    INDEPENDENCE INVESTMENT ASSOCIATES, INC. ("IIA"), 53 State Street, Boston, Massachusetts 02109, is a professional investment counseling firm which was founded in 1982. The firm is a wholly owned subsidiary of John Hancock Mutual Life Insurance Company. Assets under management as of December 31, 1996, including funds managed for its parent company, were approximately $25.9 billion, which included approximately $981 million of assets of AMR and its subsidiaries and affiliated entities. IIA serves as an investment adviser to the Balanced Portfolio and the Growth and Income Portfolio. The Manager pays IIA an annualized fee equal to .50% of the first $30 million of AMR Trust assets under its discretionary management, .25% of the next $70 million of assets and .20% of all excess assets.



    MORGAN STANLEY ASSET MANAGEMENT INC. ("MSAM"), 25 Cabot Square, London, United Kingdom, E14 4QA, is a wholly owned subsidiary of Morgan Stanley Group Inc. MSAM provides portfolio management and named fiduciary services to taxable and nontaxable institutions, international organizations and individuals investing in United States and international equity and debt securities. At September 30, 1996, MSAM had assets under management totaling approximately $67.1 billion, including approximately $50.2 billion under active management and $16.9 billion as named fiduciary or fiduciary adviser. As of December 31, 1996, MSAM had investment authority over approximately $314 million of assets of AMR and its subsidiaries and affiliated entities. MSAM serves as an investment adviser to the International Equity Portfolio. For this service, the Manager pays MSAM an annual fee equal to .80% of the first $25 million in AMR Trust assets under its discretionary management, .60% of the next $25 million in assets, .50% of the next $25 million in assets and .40% on all excess assets.

PROSPECTUS

    On February 5, 1997, Morgan Stanley Group Inc. and Dean Witter, Discover & Co. announced that they had entered into an Agreement and Plan of Merger to form a new company to be named Morgan Stanley, Dean Witter, Discover & Co. Subject to certain conditions being met, it is currently anticipated that the transaction will close in mid-1997. Thereafter, MSAM will be a subsidiary of Morgan Stanley, Dean Witter, Discover & Co.



    ROWE PRICE-FLEMING INTERNATIONAL, INC., 100 East Pratt Street, Baltimore, Maryland 21202, is a professional investment counseling firm founded in 1979. Fleming is a joint venture owned entirely by its three parent companies, T. Rowe Price, Robert Fleming and Jardine Fleming. As of December 31, 1996, Fleming had assets under management totaling approximately $29.0 billion, including approximately $265 million of assets of AMR and its subsidiaries and affiliated entities. Fleming serves as an investment adviser to the International Equity Portfolio, although the Manager does not presently intend to allocate assets from the Portfolio to Fleming. For its services to the International Equity Portfolio when total assets under Fleming's management are less than $200 million, the Manager will pay Fleming an annualized fee equal to 0.75% of the first $20 million, 0.60% of the next $30 million and 0.50% on amounts over $50 million. When assets under Fleming's management exceed $200 million but are less than $500 million, the Manager will pay Fleming an annualized fee equal to 0.50% on all assets. When assets under Fleming's management exceed $500 million but are less than $750 million, the Manager will pay an annualized fee equal to 0.45% on all assets, and when assets exceed $750 million, the Manager will pay Fleming a flat fee of 0.40% on all assets. When asset levels are between $184 million and $200 million, Fleming will credit the Manager with an adjustment for the difference between the two fee schedules. The credit is determined by pro-rating the difference between the original tiered fee and the flat fee ($80,000 per annum at all asset levels) over the difference between $200 million and the current asset size for billing purposes.



    TEMPLETON INVESTMENT COUNSEL, INC. ("Templeton"), 500 East Broward Blvd., Suite 2100, Fort Lauderdale, Florida 33394-3091, is a professional investment counseling firm which has been providing investment services since 1979. Templeton is indirectly owned by Franklin Resources, Inc. As of December 31, 1996, Templeton had discretionary investment management authority with respect to approximately $21.7 billion of assets, including approximately $433.9 million of assets of AMR and its subsidiaries and affiliated entities. Templeton serves as an investment adviser to the International Equity Portfolio. For this service, the Manager pays Templeton an annualized fee equal to .50% of the first $100 million of AMR Trust assets under its discretionary management, .35% of the next $50 million of assets, .30% of the next $250 million of assets and .25% on assets over $400 million.


    Solely for the purpose of determining the applicable percentage rates when calculating the fees for each investment adviser other than MSAM, there shall be included all other assets or trust assets of American Airlines, Inc. also under management by each respective investment adviser (except assets managed by Barrow under the HALO Bond Program). For the purpose of determining the applicable percentage rates when calculating MSAM's fees, all equity account assets managed by MSAM on behalf of American Airlines, Inc. shall be included. The inclusion of any such assets will result in lower overall fee rates being applied to the applicable Portfolio.

HOW TO PURCHASE SHARES

    Shares are sold on a continuous basis. Purchase orders should be directed to the transfer agent either by mail, by pre-authorized investment or by wire as described here and in the chart below. The minimum initial purchase for each Fund is $10,000, except for accounts opened by employees or retirees of AMR Corporation or one of its subsidiaries ("AMR Related Accounts") for which a $5,000 minimum applies. The Funds have no obligation to accept purchase requests or maintain accounts which do not meet minimum purchase requirements. Accounts opened through financial intermediaries may be subject to lower or higher minimums. The minimum for subsequent purchases is $250, except for wire purchases for which a $1,000 minimum applies. The management of the Fund reserves the right to waive or change the minimum investment requirements.

                                                                      PROSPECTUS

    An order to purchase shares of a Variable NAV Fund will be executed at the next share price calculated on the day on which the New York Stock Exchange (the "Exchange") is open for trading, which excludes the following business holidays:
New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day ("Business Day"). Shares of the Variable NAV Funds are offered and purchase orders are accepted until 4:00 p.m. Eastern time on each Business Day. An order to purchase shares of the Money Market Funds will be executed at the Fund's next determined net asset value per share on any day on which the Exchange is open for business except for Martin Luther King's Birthday, Columbus Day and Veteran's Day ("Money Market Business Day") and during which federal funds become available to the Fund. Shares are offered and orders are accepted for the Municipal Money Market Fund until 12:00 p.m. Eastern time and for the U.S. Government Money Market Fund until 2:00 p.m. Eastern time and for the Money Market Fund until 3:00 p.m. Eastern time, on each Money Market Business Day. The Trust reserves the right to reject any order for the purchase of shares and to limit or suspend, without prior notice, the offering of shares. "Federal funds" are funds deposited by a commercial bank in an account at a federal reserve bank that can be transferred to a similar account of another bank in one day and thus may be made immediately available to a Money Market Fund through its custodian.


OPENING AN ACCOUNT -- A completed and signed PlanAhead Class application is required for each new account opened, regardless of the method chosen for making an initial investment. If assistance is required in filling out the application, or if extra applications are required, call (800) 388-3344. See "Retirement Accounts" for information on opening retirement accounts.

HOW TO PURCHASE SHARES

                                                INITIAL                                 SUBSEQUENT
                                              INVESTMENT                                INVESTMENTS
MINIMUM                          $10,000 ($5,000 for AMR Related        $250, ($1,000 for wire transfers)
INVESTMENT                       Accounts). Shares purchased through
                                 financial intermediaries may have
                                 lower or higher minimums.
-------------------------------  ------------------------------------   ------------------------------------------
INVESTMENTS BY MAIL              Please make check payable to American  Please make check payable to the American
                                 AAdvantage Funds and mail with your    AAdvantage Funds and include your account
MAIL TO:                         application.                           number and specific fund on the check. Mail
American AAdvantage Funds--                                             to the address printed on your account
PlanAhead Class                                                         statement. Include either the detachable
P.O. Box 4580                                                           form from your account statement, the
Chicago, IL 60680-4580                                                  deposit slips provided with your checkbook
                                                                        (if you have a Money Market account and
                                                                        opted for checking) or a letter with the
                                                                        account name and number.
-------------------------------  ------------------------------------   ------------------------------------------
INVESTMENTS BY PRE-AUTHORIZED    Not available.                         Amount is drawn on your bank checking
AUTOMATIC PURCHASE                                                      account and automatically invested on a
Call (800) 388-3344 to                                                  specific day each month.
establish.
-------------------------------  ------------------------------------   ------------------------------------------
INVESTMENTS BY WIRE              An application must precede initial    $1,000 minimum
Call (800) 388-3344 to wire      purchase. Indicate "new" for account
funds.                           number.
------------------------------------------------------------------------------------------------------------------


Federal funds should be wired to: State Street Bank & Trust Co., ABA Routing #0110-0002-8; BNF=GSFG/AC-25652520; Attn.: American AAdvantage
Funds -- PlanAhead Class -- Specific Fund (Balanced, Growth and Income, International Equity, Limited-Term Income, Money Market, Municipal Money Market or U.S. Government Money Market Fund) together with the account registration and number. Investors will be responsible for any charges assessed by their bank to handle wire transfers.


PROSPECTUS

HOW TO REDEEM SHARES

    Shares of the Variable NAV Funds may be redeemed by telephone, by pre-authorized automatic redemption or by mail on any Business Day. Shares of the Money Market Funds may be redeemed by telephone, by writing a check, by pre-authorized automatic redemption or by mail on any Money Market Business Day. Shares will be redeemed at the net asset value next calculated after the applicable Fund has received and accepted the redemption request. Proceeds from a redemption of shares purchased by check or pre-authorized automatic purchase may be withheld until the funds have cleared, which may take up to 15 days. Although the Funds intend to redeem shares in cash, each Fund reserves the right to pay the redemption price in whole or in part by a distribution of readily marketable securities held by the applicable Fund's corresponding Portfolio. See the SAI for further information concerning redemptions in kind.

    A shareholder's account will be charged $12 for wire redemptions to cover transaction costs. Redemption proceeds will generally be sent within one Business Day or Money Market Business Day, as applicable. However, if making immediate payment could affect a Fund adversely, it may take up to seven days to send payment.

    A minimum of $5,000 is required in order to maintain an account in a Fund. Otherwise, a Fund may give a shareholder 60 days' notice to increase the account balance to this level in order to avoid account closure. If a shareholder does not increase the account balance to $5,000 within the 60 day period, the Fund is entitled to close the account and mail the proceeds to the address of record.

    To ensure timely acceptance of a redemption request, please adhere to the following procedures.

REDEEMING BY TELEPHONE -- Shares may be redeemed by telephone if the shareholder's account application reflects that option. Minimum redemption amounts are $100 for check redemptions and $1,000 for wire redemptions. Telephone redemptions in any 30 day period shall not exceed $25,000 without the express written consent of the Trust. In order to redeem by telephone, investors should call the transfer agent at (800) 388-3344. Redemption proceeds will only be mailed to the address of record or mailed or wired to a commercial bank account designated on the account application.

    By establishing the telephone redemption service, investors authorize the Funds or their agent to act upon verbal instructions to redeem shares for any account for which such service has been authorized. In an effort to prevent unauthorized or fraudulent redemption requests by telephone, the transfer agent will employ reasonable procedures specified by the Funds to confirm that such instructions are genuine. For instance, all telephone redemption requests will be recorded and proceeds of telephone redemption requests will only be sent to the address or account designated in the application. Neither the Funds, the Trusts, the Manager, Goldman, or their trustees, directors or officers will be liable for any unauthorized or fraudulent redemption instructions received by telephone. If reasonable procedures as described above are not implemented, these parties may be liable for any loss due to unauthorized or fraudulent transactions. Due to the volume of calls or other unusual circumstances, telephone redemptions may be difficult to implement during certain time periods. This service may be amended or terminated at any time by the transfer agent or the Trust without prior notice.

REDEEMING BY CHECK -- If an investor elects on the application, shares of the Money Market Funds may be redeemed through the check writing feature. There is no limit on the number of checks written per month and no check redemption fees. Checks must be written in amounts of $100 or more. Check drafts however, are not returned to shareholders. If copies of drafts are required, a service charge of $2 per check will be assessed to the shareholder.

PRE-AUTHORIZED AUTOMATIC REDEMPTIONS -- PlanAhead Class shareholders can arrange to have a pre-authorized amount ($100 or more) redeemed from their shareholder account and automatically deposited into a bank account on one or more specified day(s) of each month. For more information regarding pre-authorized automatic redemptions, contact the transfer agent at (800) 388-3344.

                                                                      PROSPECTUS

REDEEMING BY MAIL -- Except for certain intermediary accounts, a letter of instruction may be mailed to Goldman c/o the American AAdvantage
Funds -- PlanAhead Class, P.O. Box 4580, Chicago, IL 60680-4580. It should specify the Fund (Balanced, Growth and Income, International Equity, Limited-Term Income, Money Market, Municipal Money Market or U.S. Government Money Market Fund), the number of shares or dollar amount to be redeemed, the shareholder's name and account number. The letter of instruction must be signed by all persons required to sign for the account, exactly as it is registered. For redemptions over $25,000, authorization to send redemption proceeds to an address other than the address of record or to a commercial bank account other than the account designated on the application, or redemptions on an account whose address of record has been changed within thirty days, the letter of instruction must be accompanied by a signature guarantee by a financial institution satisfying the standards established by Goldman.


FULL REDEMPTIONS -- Unpaid dividends credited to an account up to the date of redemption of all shares of a Money Market Fund generally will be paid at the time of redemption.

RETIREMENT ACCOUNTS

    Individual retirement accounts, including SEPs and Keoghs, are eligible investors in the PlanAhead Class. State Street Bank generally serves as custodian for retirement accounts in the PlanAhead Class. A special retirement account application is required in order to open this type of account. Each shareholder is charged an administrative fee of $12.00 per year for each retirement account regardless of the number of Funds. To receive a retirement account application, or if you have any questions about establishing this type of account, call Goldman at (800) 388-3344.

EXCHANGE PRIVILEGE

    PlanAhead Class shares which have been registered in a shareholder's name for at least 15 days may be exchanged into shares of the PlanAhead Class of another Fund. A minimum exchange of $250 is required into existing accounts. If a shareholder wishes to establishes a new account in the PlanAhead Class of another Fund by making an exchange, a $10,000 minimum ($5,000 for AMR Related Accounts) is required.

    Except for certain intermediary accounts, shareholders may exchange shares by sending the Funds a written request or by calling Goldman at (800) 388-3344. The exchange will be processed at the next share price calculated after the request is received in good order by the Funds. In establishing a telephone exchange service, shareholders authorize the Funds or their agent to act upon verbal instructions to exchange shares from any account for which such service is authorized to any identically registered PlanAhead Class account(s). Goldman will use reasonable procedures specified by the Funds to confirm that such instructions are genuine such as the recording of all telephone exchange requests. If reasonable procedures as described above are implemented, neither the Funds, the Trusts, the Manager, Goldman, nor their trustees, directors or officers will be liable for any unauthorized or fraudulent instructions.

    The general redemption policies apply to redemptions by telephone exchange. The exchange privilege may be modified or terminated at any time by the Funds. The Funds reserve the right to limit the number of exchanges an investor may exercise.

DISTRIBUTION OF TRUST SHARES

    Shares are distributed through the Funds' principal underwriter, BTS. BTS is compensated by the Manager, and not the Trust. The Trust does not incur any direct distribution expenses other than those relating to the Platinum Class. However, the Trust has adopted a Distribution Plan in accordance with Rule 12b-1 under the 1940 Act which authorizes the use of any fees received by the Manager in accordance with the Administrative Services and the Management Agreements and any fees received by the investment advisers pursuant to their Advisory Agreements with the Manager, to be used for distribution purposes.

PROSPECTUS

VALUATION OF SHARES

    The net asset value of each share (share price) of the Variable NAV Funds is determined as of 4:00 p.m. Eastern time on each Business Day and the net asset value of each share of the Money Market Funds is determined as of 4:00 p.m. Eastern time on each Money Market Business Day. The net asset value of shares of the PlanAhead Class will be determined based on a pro rata allocation of the value of the Fund's corresponding Portfolio's investment income, expenses and total capital gains and losses. The allocation will be based on comparative net asset value at the beginning of the day except for expenses related solely to one class of shares ("Class Expenses") which will be borne only by the appropriate class of shares. Because of the Class Expenses, the net income attributable to and the dividends payable may be different for each class of shares. Additionally, the Variable NAV Funds may compute differing share prices as a result of Class Expenses.

    Equity securities listed on securities exchanges, including all but United Kingdom securities of the International Equity Portfolio, are valued at the last quoted sales price on a designated exchange prior to the close of trading on the Exchange or, lacking any sales, on the basis of the last current bid price prior to the close of trading on the Exchange. Securities of the United Kingdom held in the International Equity Portfolio are priced at the last jobber price (mid of the bid and offer prices quoted by the leading stock jobber in the security) prior to close of trading on the Exchange. Trading in foreign markets is usually completed each day prior to the close of the Exchange. However, events may occur which affect the values of such securities and the exchange rates between the time of valuation and the close of the Exchange. Should events materially affect the value of such securities during this period, the securities are priced at fair value, as determined in good faith and pursuant to procedures approved by the AMR Board. Over-the-counter equity securities are valued on the basis of the last bid price on that date prior to the close of trading. Debt securities (other than short-term securities) will normally be valued on the basis of prices provided by a pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. In some cases, the prices of debt securities may be determined using quotes obtained from brokers. Securities for which market quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures approved by the AMR Trust Board. Assets and liabilities denominated in foreign currencies and forward currency contracts are translated into U.S. dollar equivalents based on prevailing market rates. Portfolio obligations held by the Money Market Portfolios are valued in accordance with the amortized cost method, which is designed to enable those Portfolios and their corresponding Funds to maintain a consistent $1.00 per share net asset value. Investment grade short-term obligations with 60 days or less to maturity held by all other Portfolios also are valued using the amortized cost method as described in the SAI.

DIVIDENDS, OTHER DISTRIBUTIONS AND TAX MATTERS


    Dividends and Capital Gain Distributions -- Dividends and other distributions paid on each class of a Fund's shares are calculated at the same time and in the same manner. Dividends from the net investment income of the Balanced Fund, the Growth and Income Fund and the International Equity Fund normally are declared annually. Dividends consisting of substantially all of the net investment income of the Limited-Term Income Fund, which are paid monthly, normally are declared on each Business Day immediately prior to the determination of the net asset value and are payable to shareholders of record as of the close of business on the day on which declared. A Fund's net investment income attributable to the PlanAhead Class consists of that class's pro rata share of the Fund's share of dividends and interest (including discount) accrued on its corresponding Portfolio's securities, less applicable expenses of the Fund and the Portfolio attributable to the PlanAhead Class. Distributions of a Fund's share of its corresponding Portfolio's realized net short-term capital gain, net capital gain (the excess of net long-term capital gain over net short-term capital loss), and net gains from foreign currency transactions, if any, normally is made annually.



    All of each Money Market Fund's net investment income and net short-term capital gain, if any, generally is declared as dividends on each Money Market Business Day immediately prior to the determination of the net asset value. Dividends generally will be paid on the first day of the following month. Each Money Market Fund's

                                                                      PROSPECTUS
net investment income attributable to the PlanAhead Class will consist of that class' pro rata share of the Fund's share of interest accrued and discount earned on its corresponding Portfolio's securities less amortization of premium and estimated expenses of both the Portfolio and the Fund attributable to the PlanAhead Class. The Money Market Portfolios do not expect to realize net capital gain, and, therefore, the Money Market Funds do not foresee paying any capital gain distributions. If any Money Market Fund (either directly or indirectly through its corresponding portfolio) incurred or anticipated any unusual expenses, loss or depreciation that would adversely affect its net asset value or income for a particular period, the Board would at that time consider whether to adhere to the dividend policy described above or to revise it in the light of the then prevailing circumstances.

    Unless a shareholder elects otherwise on the account application, all dividends and other distributions on a Fund's PlanAhead Class shares will be automatically declared and paid in additional PlanAhead Class shares of that Fund. However, a shareholder may choose to have distributions of net capital gain paid in shares and dividends paid in cash or to have all such distributions and dividends paid in cash. An election may be changed at any time by delivering written notice that is received by the transfer agent at least ten days prior to the payment date for a dividend or other distribution.


Tax Information -- Each Fund is treated as a separate corporation for federal income tax purposes and intends to continue to qualify for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended. In each taxable year that a Fund so qualifies, the Fund (but not its shareholders) will be relieved of federal income tax on that part of its investment company taxable income (generally, net investment income plus any net short-term capital gain and gains from certain foreign currency transactions) and net capital gain that it distributes to its shareholders. However, a Fund will be subject to a nondeductible 4% excise tax to the extent that it fails to distribute by the end of any calendar year substantially all of its ordinary income for that calendar year and its capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. For these and other purposes, dividends and other distributions declared by a Fund in October, November or December of any year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if they are paid by the Fund during the following January. Each Portfolio has received a ruling from the Internal Revenue Service that it is classified for federal income tax purposes as a partnership; accordingly, no Portfolio is subject to federal income tax.


    Dividends from a Fund's investment company taxable income will be taxable to its shareholders as ordinary income to the extent of the Fund's earnings and profits, whether received in cash or paid in additional Fund shares. Distributions of a Fund's net capital gain (whether received in cash or paid in additional Fund shares), when designated as such, generally will be taxable to its shareholders as long-term capital gain, regardless of how long they have held their Fund shares. A capital gain distribution from a Fund also may be offset by capital losses from other sources.

    Some foreign countries may impose withholding taxes on certain dividends payable to the International Equity Portfolio. The International Equity Fund's share of any such tax withheld may either be treated by that Fund as a deduction or, if it satisfies certain requirements, it may elect to flow the tax through to its shareholders, who in turn may either treat it as a deduction or use it in calculating a credit against their federal income tax.

    A portion of the income dividends paid by the Balanced Fund and the Growth and Income Fund is eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the respective Fund's aggregate dividends received from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction may be subject indirectly to the AMT. The International Equity Fund's dividends will most likely not qualify for the dividends-received deduction because none of the dividends received by that Fund are expected to be paid by U.S. corporations.

    Distributions by the Municipal Money Market Fund that it designates as "exempt-interest dividends" generally may be excluded from gross income by its shareholders. If the Municipal Money Market Portfolio earns
PROSPECTUS
taxable income from any of its investments, the Municipal Money Market Fund's share of income will be distributed to its shareholders as a taxable dividend. To the extent that Portfolio invests in certain private activity obligations, that Fund's shareholders will be required to treat a portion of its dividends as a "tax preference item" in determining their liability for the AMT. Exempt-interest dividends also may be subject to state and local tax laws. Because some states exempt from tax the interest on their own obligations and obligations of governmental agencies of and municipalities in the state, shareholders will receive tax information each year regarding the Municipal Money Market Fund's exempt-interest income by state. Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of that Fund is not deductible.

    Redemption of Fund shares (other than shares of the Money Market Funds) may result in taxable gain or loss to the redeeming shareholder, depending upon whether the fair market value of the redemption proceeds exceeds or is less than the shareholder's adjusted basis for the redeemed shares. An exchange of shares of a Fund for shares of any other Fund (see "Exchange Privileges") generally will have similar tax consequences. If shares of a Fund are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.

    If shares are purchased shortly before the record date for a dividend (other than an exempt-interest dividend) or other distribution, the investor will pay full price for the shares and receive some portion of the price back as a taxable distribution.

    Each Fund notifies its shareholders following the end of each calendar year of the amounts of dividends and capital gain distributions paid (or deemed paid) (and for the International Equity Fund, if it satisfies the requirements and makes the election referred to above, their share of that Fund's share of any foreign taxes paid by the International Equity Portfolio) that year and of any portion of those dividends that qualifies for the corporate dividends-received deduction. The notice sent by the Municipal Money Market Fund specifies the amounts of exempt-interest dividends (and the portion thereof, if any, that is a tax preference item for purposes of the AMT) and any taxable dividends.

    Each Fund is required to withhold 31% of all taxable dividends, and, for all Funds other than the Money Market Funds, capital gain distributions and redemption proceeds payable to any individuals and certain other non-corporate shareholders who do not provide the Fund with a correct taxpayer identification number or (except with respect to redemption proceeds) who otherwise are subject to back-up withholding.

    The foregoing is only a summary of some of the important tax considerations generally affecting the Funds and their shareholders. Prospective investors are urged to consult their own tax advisers regarding specific questions as to the effect of federal, state or local income taxes on any investment in the Trust. For further tax information, see the SAI.

GENERAL INFORMATION


    The Trust currently is comprised of nine separate investment portfolios. Each Fund included in this Prospectus is comprised of three classes of shares, which can be issued in an unlimited number. Each share represents an equal proportionate beneficial interest in that Fund and is entitled to one vote. Only shares of a particular class may vote on matters affecting that class. Only shares of a particular Fund may vote on matters affecting that Fund. All shares of the Trust vote on matters affecting the Trust as a whole. Share voting rights are not cumulative, and shares have no preemptive or conversion rights. Shares of the Trust are nontransferable. Each series in the Trust will not be involved in any vote involving a Portfolio in which it does not invest its assets. Shareholders of all of the series of the Trust, however, will vote together to elect Trustees of the Trust and for certain other matters. Under certain circumstances, the shareholders of one or more series could control the outcome of these votes.


                                                                      PROSPECTUS

    On most issues subjected to a vote of a Portfolio's interest holders, as required by the 1940 Act, its corresponding Fund will solicit proxies from its shareholders and will vote its interest in the Portfolio in proportion to the votes cast by that Fund's shareholders. Because a Portfolio interest holder's votes are proportionate to its percentage interests in that Portfolio, one or more other Portfolio investors could, in certain instances, approve an action against which a majority of the outstanding voting securities of its corresponding Fund had voted. This could result in that Fund's redeeming its investment in its corresponding Portfolio, which could result in increased expenses for that Fund. Whenever the shareholders of a Fund are called to vote on matters related to its corresponding Portfolio, the Board shall vote shares for which they receive no voting instructions in the same proportion as the shares for which they do receive voting instructions. Any information received from a Portfolio in the Portfolio's report to shareholders will be provided to the shareholders of its corresponding Fund.

    As a Massachusetts business trust, the Trust is not obligated to conduct annual shareholder meetings. However, the Trust will hold special shareholder meetings whenever required to do so under the federal securities laws or the Trust's Declaration of Trust or By-Laws. Trustees can be removed by a shareholder vote at special shareholder meetings.


    As more fully described in the SAI, the following persons may be deemed to control certain Funds by virtue of their ownership of more than 25% of the outstanding shares of a Fund as of January 31, 1997:



AMERICAN AADVANTAGE BALANCED FUND
    AMR Corporation and subsidiary companies and Employee
    Benefit Trusts thereof                                    66%
AMERICAN AADVANTAGE GROWTH AND INCOME FUND
    AMR Corporation and subsidiary companies and Employee
    Benefit Trusts thereof                                    89%
AMERICAN AADVANTAGE INTERNATIONAL EQUITY FUND
    AMR Corporation and subsidiary companies and Employee
    Benefit Trusts thereof                                    80%
AMERICAN AADVANTAGE LIMITED-TERM INCOME FUND
    Retirement Advisors of America, Inc.                      60%
    AMR Corporation and subsidiary companies and Employee
     Benefit Trusts thereof                                   28%


SHAREHOLDER COMMUNICATIONS


    Shareholders will receive periodic reports, including annual and semi-annual reports which will include financial statements showing the results of the Funds' operations and other information. The financial statements of the Funds will be audited by Ernst & Young LLP, independent auditor, at least annually. Shareholder inquiries and requests for information regarding the other investment companies which also invest in the AMR Trust should be made in writing to the Funds at P.O. Box 619003, MD5645, Dallas/Fort Worth Airport, Texas 75261-9003, or by calling (800) 388-3344.


    NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN SALES LITERATURE SPECIFICALLY APPROVED BY OFFICERS OF THE TRUST FOR USE IN CONNECTION WITH THE OFFER OF ANY PLANAHEAD CLASS SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY JURISDICTION IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.


American AAdvantage Funds is a registered service mark of AMR Corporation. PlanAhead Class is a registered service mark and Platinum Class, American AAdvantage Balanced Fund, American AAdvantage Growth and Income Fund, American AAdvantage International Equity Fund, American AAdvantage Limited-Term Income Fund, American AAdvantage Money Market Fund, American AAdvantage Municipal Money Market Fund and American AAdvantage U.S. Government Money Market Fund are service marks of AMR Investment Services, Inc.

PROSPECTUS

                        American Advantage Funds(R) Logo


                             - PLANAHEAD CLASS(R) -

                                 P.O. Box 4580
                          Chicago, Illinois 60680-4580
                                 (800) 388-3344


                             - PLATINUM CLASS(SM) -

                                P.O. Box 619003
                        Dallas/Fort Worth Airport, Texas
                                   75261-9003
                                 (800) 967-9009

                            - INSTITUTIONAL CLASS -
                                P.O. Box 619003
                        Dallas/Fort Worth Airport, Texas
                                   75261-9003
                                 (800) 967-9009

PROSPECTUS

THIS PROSPECTUS contains important information about the AMR Class of the AMERICAN AADVANTAGE FUNDS ("Trust"), an open-end management investment company, which consists of multiple investment portfolios. This Prospectus pertains only to the five funds listed on this cover page (individually referred to as a "Fund" and, collectively, the "Funds"). EACH FUND, EXCEPT THE S&P 500 INDEX FUND, SEEKS ITS INVESTMENT OBJECTIVE BY INVESTING ALL OF ITS INVESTABLE ASSETS IN A CORRESPONDING PORTFOLIO OF THE AMR INVESTMENT SERVICES TRUST ("AMR TRUST"). THE S&P 500 INDEX FUND INVESTS ALL OF ITS INVESTABLE ASSETS IN THE EQUITY 500 INDEX PORTFOLIO. (THE EQUITY 500 INDEX PORTFOLIO AND THE PORTFOLIOS OF THE AMR TRUST ARE REFERRED TO HEREIN INDIVIDUALLY AS A "PORTFOLIO" AND, COLLECTIVELY, THE "PORTFOLIOS.") EACH PORTFOLIO HAS AN INVESTMENT OBJECTIVE IDENTICAL TO THE INVESTING FUND. The investment experience of each Fund will correspond directly with the investment experience of each Portfolio. Each Fund offers the AMR Class of shares to tax exempt retirement and benefit plans of AMR Corporation and its affiliates. Prospective investors in the AMR Class should read this Prospectus carefully before making an investment decision and retain it for future reference.

IN ADDITION TO THIS PROSPECTUS, a Statement of Additional Information ("SAI") dated March 1, 1997 has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The SAI contains more detailed information about the Funds. For a free copy of the SAI, call 817-967-3509. For further information about the AMR Class or for information on the other classes of shares, please refer to the appropriate address and phone number on the back cover of this Prospectus.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY SUCH STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                            ---------------------
                         [AMERICAN AADVANTAGE LOGO]
                                 March 1, 1997


                              - AMR Class(SM) -


                    Managed by AMR Investment Services, Inc.

BALANCED FUND
GROWTH AND INCOME FUND
INTERNATIONAL EQUITY FUND
LIMITED-TERM INCOME FUND
S&P 500 INDEX FUND
                            ---------------------

The AMERICAN AADVANTAGE BALANCED FUND(SM) ("Balanced Fund") seeks income and capital appreciation by investing all of its investable assets in the Balanced Portfolio of the AMR Trust ("Balanced Portfolio") which in turn primarily invests in equity and debt securities (such as stocks and bonds).

The AMERICAN AADVANTAGE GROWTH AND INCOME FUND(SM) ("Growth and Income Fund") seeks long-term capital appreciation and current income by investing all of its investable assets in the Growth and Income Portfolio of the AMR Trust ("Growth and Income Portfolio") which in turn primarily invests in equity securities (such as stocks).

The AMERICAN AADVANTAGE INTERNATIONAL EQUITY FUND(SM) ("International Equity Fund") seeks long-term capital appreciation by investing all of its investable assets in the International Equity Portfolio of the AMR Trust ("International Equity Portfolio") which in turn primarily invests in equity securities of issuers based outside the United States (such as foreign stocks).

The AMERICAN AADVANTAGE LIMITED-TERM INCOME FUND(SM) ("Limited-Term Income Fund") seeks income and capital appreciation by investing all of its investable assets in the Limited-Term Income Portfolio of the AMR Trust ("Limited-Term Income Portfolio") which in turn primarily invests in debt obligations.

The AMERICAN AADVANTAGE S&P 500 INDEX FUND(1) ("S&P 500 Index Fund") seeks to provide investment results that, before expenses, correspond to the total return of common stocks publicly traded in the United States, as represented by the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500" or "Index"), by investing all of its investable assets in the Equity 500 Index Portfolio which in turn invests in common stocks of companies that compose the S&P 500.


     Under a Hub and Spoke(R)(2) operating structure (or, with respect to the S&P 500 Index Fund, a Master-Feeder operating structure), each Fund seeks its investment objective by investing all of its investable assets in a corresponding Portfolio as described above. Each Portfolio's investment objective is identical to that of its corresponding Fund. Whenever the phrase "all of the Fund's investable assets" is used, it means that the only investment securities that will be held by a Fund will be that Fund's interest in its corresponding Portfolio. AMR Investment Services, Inc. ("Manager") provides investment management and administrative services to the Portfolios, except for the Equity 500 Index Portfolio, and administrative services to the Funds. Bankers Trust Company ("BT") provides investment advisory, administrative and other services to the Equity 500 Index Portfolio. This Hub and Spoke structure (or Master-Feeder structure) is different from that of many other


---------------

(1) S&P is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use. "Standard & Poor's(R)", "S&P(R)", "Standard & Poor's 500", "S&P 500(R)", and "500" are all trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Bankers Trust Company. The S&P 500 Index Fund is not sponsored, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in that Fund.

(2) Hub and Spoke is a registered service mark of Signature Financial Group, Inc.
PROSPECTUS
     investment companies which directly acquire and manage their own portfolios of securities. Accordingly, investors should carefully consider this investment approach. See "Investment Objectives, Policies and Risks -- Additional Information About the Portfolios." A Fund may withdraw its investment in a corresponding Portfolio at any time if the Trust's Board of Trustees ("Board") determines that it would be in the best interest of that Fund and its shareholders to do so. Upon any such withdrawal, that Fund's assets would be invested in accordance with the investment policies and restrictions described in this Prospectus and the SAI.



    Table of Fees and Expenses................   3
    Financial Highlights......................   4
    Introduction..............................   9
    Investment Objectives, Policies and
     Risks....................................  19
    Investment Restrictions...................  24
    Yields and Total Returns..................  25
    Management and Administration of the Trusts...  25
    Investment Advisers.......................  29
    Purchase, Redemption and Valuation of
     Shares...................................  33
    Dividends, Other Distributions and Tax
     Matters..................................  36
    General Information.......................  38
    Shareholder Communications................  39


TABLE OF FEES AND EXPENSES

     Annual Operating Expenses (as a percentage of average net assets) of the AMR Class:


                                                                                                 S&P 500
                                              GROWTH AND      INTERNATIONAL     LIMITED-TERM      INDEX
                            BALANCED FUND     INCOME FUND      EQUITY FUND      INCOME FUND      FUND(1)
Management Fees (net of
waiver)                         0.33%            0.33%            0.48%             0.25%         0.08%(2)

12b-1 Fees                      0.00%            0.00%            0.00%             0.00%         0.00%

Other Expenses (net of
 waiver)                        0.04%            0.03%            0.09%             0.08%         0.12%(3)
                             -------           ------          -------            ------          ----

Total Operating Expenses
 (net of waiver)                0.37%            0.36%            0.57%             0.33%         0.20%(4)
                             -------           ------          -------            ------          ----
                             -------           ------          -------            ------          ----


(1) Because the S&P 500 Index Fund's shares were not offered for sale prior to January 1, 1997, its Annual Operating Expenses are based on estimated expenses.
(2) The investment adviser has voluntarily agreed to waive a portion of its investment advisory fee. Without such waiver, the "Management Fee" would be equal to 0.10%.
(3) "Other Expenses" before fee waivers are estimated to be 0.14%.
(4) "Total Operating Expenses" before fee waivers are estimated to be 0.24%.

    The above expenses reflect the expenses of each Fund and the Portfolio in which it invests. The Board believes that the aggregate per share expenses of each Fund and its corresponding Portfolio will be approximately equal to the expenses that the Fund

                                                                      PROSPECTUS
would incur if its assets were invested directly in the type of securities held by the Portfolio.

EXAMPLES

    An AMR Class investor in each Fund would directly or indirectly pay on a cumulative basis the following expenses on a $1,000 investment assuming a 5% annual return:

                                           1 YEAR           3 YEARS          5 YEARS          10 YEARS
Balanced Fund                                $4               $12             $ 21              $ 47

Growth and Income Fund                        4                12               20                46

International Equity Fund                     6                18               32                71

Limited-Term Income Fund                      3                11               19                42

S&P 500 Index Fund                            2                 6               11                26

    The purpose of the table above is to assist a potential investor in understanding the various costs and expenses to be incurred directly or indirectly as a shareholder in the AMR Class of a Fund. Additional information may be found under "Management and Administration of the Trusts" and "Investment Advisers."

THE FOREGOING EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN AND PERFORMANCE MAY BE BETTER OR WORSE THAN THE 5% ANNUAL RETURN ASSUMED IN THE EXAMPLES.

FINANCIAL HIGHLIGHTS


The financial highlights in the following tables have been derived from financial statements of the Trust. The information has been audited by Ernst & Young LLP, independent auditors. Such information should be read in conjunction with the financial statements and the report of the independent auditors appearing in the Annual Report incorporated by reference in the SAI, which contains further information about performance of the Funds and can be obtained by investors without charge. Financial highlights are not available for the S&P 500 Index Fund because it had not commenced operations.


PROSPECTUS

                         (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                   Balanced Fund
                               -------------------------------------------------------------------------------------
                                              AMR Class                               Institutional Class
                               ---------------------------------------     -----------------------------------------
                                                             Period
                                Year Ended October 31,        Ended                 Year Ended October 31,
                               -------------------------   October 31,     -----------------------------------------
                               1996(5)(6)     1995(4)(5)   1994 (1)(3)     1994(3)      1993       1992       1991
                               -------------------------------------------------------------------------------------
Net asset value, beginning
of period                       $  13.98       $  12.36     $  12.35       $  13.23   $  11.99   $  11.60   $   9.87
                                  ------         ------       ------           ----       ----       ----       ----
Income from investment
 operations:
 Net investment income              0.63(7)        0.58         0.14           0.57       0.49       0.55       0.58
 Net gains (losses) on
  securities (both realized
  and unrealized)                   1.61(7)        1.71        (0.13)         (0.54)      1.57       0.41       1.79
                                  ------         ------       ------           ----       ----       ----       ----
Total from investment
 operations                         2.24           2.29         0.01           0.03       2.06       0.96       2.37
                                  ------         ------       ------           ----       ----       ----       ----
Less distributions:
 Dividends from net
  investment income                (0.60)         (0.53)          --          (0.56)     (0.52)     (0.56)     (0.64)
 Distributions from net
  realized gains on
  securities                       (0.44)         (0.14)          --          (0.34)     (0.30)     (0.01)        --
                                  ------         ------       ------           ----       ----       ----       ----
Total distributions                (1.04)         (0.67)          --          (0.90)     (0.82)     (0.57)     (0.64)
                                  ------         ------       ------           ----       ----       ----       ----
Net asset value, end
 of period                      $  15.18       $  13.98     $  12.36       $  12.36   $  13.23   $  11.99   $  11.60
                                  ------         ------       ------           ----       ----       ----       ----
                                  ------         ------       ------           ----       ----       ----       ----
Total return (annualized)(8)       16.77%         19.77%       (0.08)%(9)     (0.08)%    19.19%      8.75%     25.35%
                                  ------         ------       ------           ----       ----       ----       ----
                                  ------         ------       ------           ----       ----       ----       ----
Ratios/supplemental data:
 Net assets, end of period
  (in thousands)                $576,673       $542,619     $393,504       $222,873   $532,543   $370,087   $311,906
 Ratios to average net
  assets(10)(11)(12):
  Expenses                          0.37%(7)       0.38%        0.36%          0.36%      0.34%      0.35%      0.37%
  Net investment income             4.26%(7)       4.54%        4.65%          4.77%      4.91%      5.31%      6.06%
 Portfolio turnover rate(13)          76%            73%          48%            48%        83%        80%        55%
 Average commission rate
  paid(13)                      $ 0.0409             --           --             --         --         --         --

                                              Balanced Fund
                               --------------------------------------------
                                           Institutional Class
                               --------------------------------------------
                                                                  Period
                                   Year Ended October 31,          Ended
                               ------------------------------   October 31,
                               1990(2)      1989       1988       1987(1)
                               --------------------------------------------
Net asset value, beginning
of period                      $  11.05   $  10.13   $   9.08    $  10.00
                                   ----       ----      -----     -------
Income from investment
 operations:
 Net investment income             0.57       0.53       0.56        0.16
 Net gains (losses) on
  securities (both realized
  and unrealized)                 (1.18)      0.90       0.73       (1.08)
                                   ----       ----      -----     -------
Total from investment
 operations                       (0.61)      1.43       1.29       (0.92)
                                   ----       ----      -----     -------
Less distributions:
 Dividends from net
  investment income               (0.51)     (0.51)     (0.24)         --
 Distributions from net
  realized gains on
  securities                      (0.06)        --         --          --
                                   ----       ----      -----     -------
Total distributions               (0.57)     (0.51)     (0.24)         --
                                   ----       ----      -----     -------
Net asset value, end
 of period                     $   9.87   $  11.05   $  10.13    $   9.08
                                   ----       ----      -----     -------
                                   ----       ----      -----     -------
Total return (annualized)(8)      (5.24)%    15.49%     14.63%     (31.84)%
                                   ----       ----      -----     -------
                                   ----       ----      -----     -------
Ratios/supplemental data:
 Net assets, end of period
  (in thousands)               $233,702   $210,119   $147,581    $118,986
 Ratios to average net
  assets(10)(11)(12):
  Expenses                         0.44%      0.47%      0.52%       0.45%
  Net investment income            6.50%      6.32%      6.25%       5.59%
 Portfolio turnover rate(13)         62%        78%        77%         17%
 Average commission rate
  paid(13)                           --         --         --          --


 (1) The Balanced Fund commenced active operations on July 17, 1987. The AMR Class commenced active operations on August 1, 1994 and at that time existing shares of the Balanced Fund were designated as Institutional Class shares.
 (2) Penmark Investments, Inc. was replaced by Independence Investment Associates, Inc. as an investment adviser to the Fund as of the close of business on February 28, 1990.
 (3) Average shares outstanding for the period rather than end of period shares were used to compute net investment income per share.
 (4) GSB Investment Management, Inc. was added as an investment adviser to the Balanced Fund on January 1, 1995.
 (5) Class expenses per share were subtracted from net investment income per share for the Fund before class expenses to determine net investment income per share.
 (6) Capital Guardian Trust Company was replaced by Brandywine Asset Management, Inc. as an investment adviser to the Balanced Fund on April 1, 1996.

 (7) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the Balanced Portfolio.


 (8) Total return is calculated assuming an initial investment is made at the net asset value last calculated on the business day before the first day of each period reported, reinvestment of all dividends and capital gains distributions on the payable date, accrual for the maximum shareholder services fee of .30% (for periods prior to August 1, 1994) and a sale at net asset value on the last day of each period reported.


 (9) Total return for the AMR Class for the period ended October 31, 1994 reflects Institutional Class returns from November 1, 1993 through July 31, 1994 and returns of the AMR Class for the period August 1, 1994 (commencement of operations) through October 31, 1994. Due to the different expense structures between the classes, total returns for the AMR Class would vary from the results shown had it been in operation for the entire year.


(10) Effective August 1, 1994, expenses include administrative services fees paid by the Fund to the Manager. Prior to that date, expenses exclude shareholder services fees paid directly by shareholders to the Manager, which amounted to approximately $.01 per share in each period on an annualized basis.


(11) The method of determining average net assets was changed from a monthly average to a daily average starting with the periods ended October 31, 1994.


(12) Annualized.


(13) On November 1, 1995 the Balanced Fund invested all of its investable assets in the Balanced Portfolio. Portfolio turnover rate and average commission rate paid for the year ended October 31, 1996 are those of the Balanced Portfolio. Calculation and disclosure of the average commission rate paid was not required in prior years.


                                                                      PROSPECTUS

                         (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                      Growth and Income Fund
                       -------------------------------------------------------------------------------------
                                      AMR Class                               Institutional Class
                       ----------------------------------------     ----------------------------------------
                                                      Period
                         Year Ended October 31,        Ended                 Year Ended October 31,
                       --------------------------   October 31,     ----------------------------------------
                       1996(5)(6)       1995(5)     1994(1)(4)      1994(4)     1993     1992(3)      1991
                       -------------------------------------------------------------------------------------
Net asset value,
beginning of period    $    15.95      $  14.20      $  13.99       $ 14.63   $  12.79   $  12.10   $   9.47
                            -----       -------       -------          ----       ----       ----       ----
Income from
 investment
 operations:
 Net investment
   income                    0.47(7)       0.44          0.11          0.43       0.36       0.39       0.42
 Net gains (losses)
   on securities
   (both realized and
   unrealized)               3.15(7)       2.30          0.10          0.08       2.21       0.77       2.70
                            -----       -------       -------          ----       ----       ----       ----
Total from investment
 operations                  3.62          2.74          0.21          0.51       2.57       1.16       3.12
                            -----       -------       -------          ----       ----       ----       ----
Less distributions:
 Dividends from net
   investment income        (0.44)        (0.45)           --         (0.41)     (0.37)     (0.39)     (0.49)
 Distributions from
   net realized gains
   on securities            (0.57)        (0.54)           --         (0.54)     (0.36)     (0.08)        --
                            -----       -------       -------          ----       ----       ----       ----
Total distributions         (1.01)        (0.99)           --         (0.95)     (0.73)     (0.47)     (0.49)
                            -----       -------       -------          ----       ----       ----       ----
Net asset value, end
 of period             $    18.56      $  15.95      $  14.20       $ 14.19   $  14.63   $  12.79   $  12.10
                            -----       -------       -------          ----       ----       ----       ----
                            -----       -------       -------          ----       ----       ----       ----
Total return
 (annualized)(8)            23.66%        21.03%         3.43%(9)      3.36%     21.49%     10.00%     33.83%
                            -----       -------       -------          ----       ----       ----       ----
                            -----       -------       -------          ----       ----       ----       ----
Ratios/supplemental
 data:
 Net assets, end of
   period (in
   thousands)          $1,008,518      $706,884      $505,892       $22,737   $477,088   $339,739   $264,628
 Ratios to average
   net
  assets(10)(11)(12):
   Expenses                  0.36%(7)      0.38%         0.37%         0.33%      0.34%      0.36%      0.37%
   Net investment
    income                   2.80%(7)      3.20%         3.18%         3.28%      3.12%      3.57%      4.19%
 Portfolio turnover
   rate(13)                    40%           26%           23%           23%        30%        35%        52%
 Average commission
   rate paid(13)       $   0.0412            --            --            --         --         --         --

                                  Growth and Income Fund
                       --------------------------------------------
                                   Institutional Class
                       --------------------------------------------
                                                          Period
                           Year Ended October 31,          Ended
                       ------------------------------   October 31,
                       1990(2)      1989       1988       1987(1)
                       --------------------------------------------
Net asset value,
beginning of period    $  11.59   $   9.96   $   8.30    $  10.00
                           ----       ----       ----     -------
Income from
 investment
 operations:
 Net investment
   income                  0.42       0.42       0.42        0.10
 Net gains (losses)
   on securities
   (both realized and
   unrealized)            (1.94)      1.59       1.40       (1.80)
                           ----       ----       ----     -------
Total from investment
 operations               (1.52)      2.01       1.82       (1.70)
                           ----       ----       ----     -------
Less distributions:
 Dividends from net
   investment income      (0.43)     (0.38)     (0.16)         --
 Distributions from
   net realized gains
   on securities          (0.17)        --         --          --
                           ----       ----       ----     -------
Total distributions       (0.60)     (0.38)     (0.16)         --
                           ----       ----       ----     -------
Net asset value, end
 of period             $   9.47   $  11.59   $   9.96    $   8.30
                           ----       ----       ----     -------
                           ----       ----       ----     -------
Total return
 (annualized)(8)         (13.52)%    20.94%     22.20%     (58.51)%
                           ----       ----       ----     -------
                           ----       ----       ----     -------
Ratios/supplemental
 data:
 Net assets, end of
   period (in
   thousands)          $182,430   $187,869   $140,073    $134,796
 Ratios to average
   net
  assets(10)(11)(12):
   Expenses                0.45%      0.45%      0.53%       0.43%
   Net investment
    income                 4.49%      4.40%      4.20%       3.68%
 Portfolio turnover
   rate(13)                  41%        50%        56%         22%
 Average commission
   rate paid(13)             --         --         --          --


 (1) The Growth and Income Fund commenced active operations on July 17, 1987. The AMR Class commenced active operations on August 1, 1994 and at that time existing shares of the Growth and Income Fund were designated as Institutional Class shares.
 (2) GSB Investment Management, Inc. was added as an investment adviser to the Growth and Income Fund on April 10, 1990.
 (3) The assets of the Growth and Income Fund previously managed by Atlanta Capital Management were transferred to GSB Investment Management, Inc. as of the close of business on December 5, 1991.
 (4) Average shares outstanding for the period rather than end of period shares were used to compute net investment income per share.
 (5) Class expenses per share were subtracted from net investment income per share for the Fund before class expenses to determine net investment income per share.
 (6) Capital Guardian Trust Company was replaced by Brandywine Asset Management, Inc. as an investment adviser to the Growth and Income Fund on April 1, 1996.

 (7) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the Growth and Income Portfolio.


 (8) Total return is calculated assuming an initial investment is made at the net asset value last calculated on the business day before the first day of each period reported, reinvestment of all dividends and capital gains distributions on the payable date, accrual for the maximum shareholder services fee of .30% (for periods prior to August 1, 1994) and a sale at net asset value on the last day of each period reported.


 (9) Total return for the AMR Class for the period ended October 31, 1994 reflects Institutional Class returns from November 1, 1993 through July 31, 1994 and returns of the AMR Class for the period August 1, 1994 (commencement of operations) through October 31, 1994. Due to the different expense structures between the classes, total returns for the AMR Class would vary from the results shown had it been in operation for the entire year.


(10) Effective August 1, 1994, expenses include administrative services fees paid by the Fund to the Manager. Prior to that date, expenses exclude shareholder services fees paid directly by shareholders to the Manager, which amounted to less than $.01 per share in each period on an annualized basis.


(11) The method of determining average net assets was changed from a monthly average to a daily average starting with the periods ended October 31, 1994.


(12) Annualized.


(13) On November 1, 1995 the Growth and Income Fund invested all of its investable assets in the Growth and Income Portfolio. Portfolio turnover rate and average commission rate paid for the year ended October 31, 1996 are those of the Growth and Income Portfolio. Calculation and disclosure of the average commission rate paid was not required in prior years.


PROSPECTUS

                         (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)


                                                                  INTERNATIONAL EQUITY FUND
                             ----------------------------------------------------------------------------------------------------
                                             AMR CLASS                                       INSTITUTIONAL CLASS
                             -----------------------------------------      -----------------------------------------------------
                             YEAR ENDED OCTOBER 31,      PERIOD ENDED              YEAR ENDED OCTOBER 31,            PERIOD ENDED
                             ----------------------       OCTOBER 31,       ------------------------------------     OCTOBER 31,
                             1996(5)       1995(5)       1994(1)(3)(4)      1994(3)(4)      1993(2)       1992         1991(1)
                             ----------------------------------------------------------------------------------------------------
Net asset value, beginning
of period                    $  13.31      $  12.87        $  12.61          $ 12.07        $  8.93      $ 10.13       $ 10.00
                                -----         -----        --------           ------           ----         ----       -------
Income from investment
 operations:
 Net investment income           0.31(6)       0.30            0.05             0.32           0.17         0.12            --
 Net gains (losses) on
   securities
   (both realized and
   unrealized)                   1.98(6)       0.68            0.21             1.10           3.09        (1.31)         0.13
                                -----         -----        --------           ------           ----         ----       -------
Total from investment
 operations                      2.29          0.98            0.26             1.42           3.26        (1.19)         0.13
                                -----         -----        --------           ------           ----         ----       -------
Less distributions:
 Dividends from net
   investment income            (0.30)        (0.22)             --            (0.17)         (0.12)       (0.01)           --
 Distributions from net
   realized gains on
   securities                   (0.24)        (0.32)             --            (0.45)            --           --            --
                                -----         -----        --------           ------           ----         ----       -------
Total distributions             (0.54)        (0.54)             --            (0.62)         (0.12)       (0.01)           --
                                -----         -----        --------           ------           ----         ----       -------
Net asset value, end of
 period                      $  15.06      $  13.31        $  12.87          $ 12.87        $ 12.07      $  8.93       $ 10.13
                                -----         -----        --------           ------           ----         ----       -------
                                -----         -----        --------           ------           ----         ----       -------
Total return
 (annualized)(7)                17.72%         8.18%          11.77%           11.77%(8)      36.56%      (12.07)%        5.69%
                                -----         -----        --------           ------           ----         ----       -------
                                -----         -----        --------           ------           ----         ----       -------
Ratios/supplemental data:
 Net assets, end of period
   (in thousands)            $330,898      $227,939        $165,524          $23,115        $66,652      $38,837       $10,536
 Ratios to average net
   assets(9)(10)(11):
   Expenses                      0.57%(6)      0.60%           0.63%            0.61%          0.78%        1.17%         1.90%(12)
   Net investment income         2.49%(6)      2.65%           1.41%            2.74%          2.00%        2.04%         0.38%(12)
 Portfolio turnover
   rate(13)                        19%           21%             37%              37%            61%          21%            2%
 Average commission rate
   paid(13)                  $ 0.0192            --              --               --             --           --            --


 (1) The International Equity Fund commenced active operations on August 7, 1991. The AMR Class commenced active operations on August 1, 1994 and at that time existing shares of the International Equity Fund were designated as Institutional Class shares.

 (2) HD International Limited was replaced by Hotchkis and Wiley as an investment adviser to the International Equity Fund as of May 21, 1993.

 (3) Morgan Stanley Asset Management Inc. was added as an investment adviser to the International Equity Fund as of August 1, 1994.

 (4) Average shares outstanding for the period rather than end of period shares were used to compute net investment income per share.

 (5) Class expenses per share were subtracted from net investment income per share for the Fund before class expenses to determine net investment income per share.


 (6) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the International Equity Portfolio.



 (7) Total return is calculated assuming an initial investment is made at the net asset value last calculated on the business day before the first day of each period reported, reinvestment of all dividends and capital gains distributions on the payable date, accrual for the maximum shareholder services fee of .30% (for periods prior to August 1, 1994) and a sale at net asset value on the last day of each period reported.



 (8) Total return for the AMR Class for the period ended October 31, 1994 reflects Institutional Class returns from November 1, 1993 through July 31, 1994 and returns of the AMR Class for the period August 1, 1994 (commencement of operations) through October 31, 1994. Due to the different expense structures between the classes, total returns for the AMR Class would vary from the results shown had it been in operation for the entire year.



 (9) Effective August 1, 1994, expenses include administrative services fees paid by the Fund to the Manager. Prior to that date, expenses exclude shareholder services fees paid directly by shareholders to the Manager. Such fees amounted to less than $.04 per share in each period on an annualized basis and were waived by the Manager for the period ended October 31, 1991.



(10) The method of determining average net assets was changed from a monthly average to a daily average starting with the periods ended October 31, 1994.



(11) Annualized.



(12) Estimated based on expected annual expenses and actual average net assets.



(13) On November 1, 1995 the International Equity Fund invested all of its investable assets in the International Equity Portfolio. Portfolio turnover rate and average commission rate paid for the year ended October 31, 1996 are those of the International Equity Portfolio. Calculation and disclosure of the average commission rate paid was not required in prior years.


                                                                      PROSPECTUS

                (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                       LIMITED-TERM INCOME FUND
                               ------------------------------------------------------------------------
                                             AMR CLASS                        INSTITUTIONAL CLASS
                               --------------------------------------    ------------------------------
                               YEAR ENDED OCTOBER 31,    PERIOD ENDED        YEAR ENDED OCTOBER 31,
                               -----------------------   OCTOBER 31,     ------------------------------
                                 1996          1995       1994(1)(3)     1994(3)      1993       1992
                               ------------------------------------------------------------------------
Net asset value, beginning of
period                           $  9.81       $  9.68     $  9.78       $  10.23   $  10.13   $  10.07
Income from investment
 operations:
 Net investment income              0.65(4)       0.64        0.14           0.52       0.58       0.75
 Net gains (losses) on
   securities (both realized
   and unrealized)                 (0.14)(4)      0.13       (0.10)         (0.46)      0.15       0.06
                                    ----          ----     -------           ----       ----       ----
Total from investment
 operations                         0.51          0.77        0.04           0.06       0.73       0.81
                                    ----          ----     -------           ----       ----       ----
Less distributions:
 Dividends from net
   investment income               (0.65)        (0.64)      (0.14)         (0.52)     (0.58)     (0.75)
 Distributions from net
   realized gains on
   securities                         --            --          --          (0.10)     (0.05)        --
                                    ----          ----     -------           ----       ----       ----
Total distributions                (0.65)        (0.64)      (0.14)         (0.62)     (0.63)     (0.75)
                                    ----          ----     -------           ----       ----       ----
Net asset value, end of
 period                          $  9.67       $  9.81     $  9.68       $   9.67   $  10.23   $  10.13
                                    ----          ----     -------           ----       ----       ----
                                    ----          ----     -------           ----       ----       ----
Total return (annualized)(5)        5.38%         8.22%       0.59%(6)       0.42%      7.20%      7.94%
                                    ----          ----     -------           ----       ----       ----
                                    ----          ----     -------           ----       ----       ----
Ratios/supplemental data:
 Net assets, end of period
   (in thousands)                $59,526       $64,595     $53,445       $112,141   $238,874   $209,928
 Ratios to average net
   assets(7)(8)(9):
   Expenses                         0.33%(4)      0.36%       0.33%          0.31%      0.26%      0.27%
   Net investment income            6.66%(4)      6.60%       5.77%          5.26%      5.76%      7.40%
 Portfolio turnover rate(10)         304%          183%         94%            94%       176%       133%

                                        LIMITED-TERM INCOME FUND
                               -------------------------------------------
                                           INSTITUTIONAL CLASS
                               -------------------------------------------
                                  YEAR ENDED OCTOBER 31,      PERIOD ENDED
                               ----------------------------   OCTOBER 31,
                               1991(2)     1990      1989       1988(1)
                               -------------------------------------------
Net asset value, beginning of
period                         $   9.76   $  9.94   $ 10.12     $ 10.00
Income from investment
 operations:
 Net investment income             0.83      0.92      0.96        0.64
 Net gains (losses) on
   securities (both realized
   and unrealized)                 0.31     (0.18)    (0.12)       0.05
                                   ----      ----      ----     -------
Total from investment
 operations                        1.14      0.74      0.84        0.69
                                   ----      ----      ----     -------
Less distributions:
 Dividends from net
   investment income              (0.83)    (0.92)    (1.02)      (0.57)
 Distributions from net
   realized gains on
   securities                        --        --        --          --
                                   ----      ----      ----     -------
Total distributions               (0.83)    (0.92)    (1.02)      (0.57)
                                   ----      ----      ----     -------
Net asset value, end of
 period                        $  10.07   $  9.76   $  9.94     $ 10.12
                                   ----      ----      ----     -------
                                   ----      ----      ----     -------
Total return (annualized)(5)      11.87%     7.51%     7.62%       7.41%
                                   ----      ----      ----     -------
                                   ----      ----      ----     -------
Ratios/supplemental data:
 Net assets, end of period
   (in thousands)              $141,629   $83,265   $60,507     $40,855
 Ratios to average net
   assets(7)(8)(9):
   Expenses                        0.35%     0.48%     0.59%       0.50%
   Net investment income           8.42%     9.44%     9.77%       8.01%
 Portfolio turnover rate(10)        165%      156%      158%        127%


 (1) The Limited-Term Income Fund commenced active operations on December 3, 1987. The AMR Class commenced active operations on August 1, 1994 and at that time existing shares of the Limited-Term Income Fund were designated as Institutional Class shares.

 (2) AMR Investment Services, Inc. began portfolio management of the Limited-Term Income Fund on March 1, 1991 replacing Brown Brothers, Harriman & Co. and Barrow, Hanley, Mewhinney & Strauss, Inc.

 (3) Average shares outstanding for the period rather than end of period shares were used to compute net investment income per share.


 (4) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expense of the Limited-Term Income Portfolio.



 (5) Total return is calculated assuming an initial investment is made at the net asset value last calculated on the business day before the first day of each period reported, reinvestment of all dividends and capital gains distributions on the payable date, accrual for the maximum shareholder services fee of .30% (for periods prior to August 1, 1994) and a sale at net asset value on the last day of each period reported.



 (6) Total return for the AMR Class for the period ended October 31, 1994 reflects Institutional Class returns from November 1, 1993 through July 31, 1994 and returns of the AMR Class for the period August 1, 1994 (commencement of operations) through October 31, 1994. Due to the different expense structures between the classes, total returns for the AMR Class would vary from the results shown had it been in operation for the entire year.



 (7) Effective August 1, 1994, expenses include administrative services fees paid by the Fund to the Manager. Prior to that date, expenses exclude shareholder services fees paid directly by shareholders to the Manager. Such fees amounted to less than $.03 per share in each period on an annualized basis.



 (8) The method of determining average net assets was changed from a monthly average to a daily average starting with the periods ended October 31, 1994.



 (9) Annualized.



(10) On November 1, 1995 the Limited-Term Income Fund invested all of its investable assets in the Limited-Term Portfolio. Portfolio turnover rate for the year ended October 31, 1996 is that of the Limited-Term Income Portfolio.


PROSPECTUS

INTRODUCTION


    The Trust is an open-end, diversified management investment company organized as a Massachusetts business trust on January 16, 1987. The Funds are five of the several investment portfolios of the Trust. Each Fund has a distinctive investment objective and investment policies. Each Fund, except the S&P 500 Index Fund, invests all of its investable assets in a corresponding Portfolio of the AMR Trust that has an identical investment objective. The S&P 500 Index Fund invests all of its investable assets in the Equity 500 Index Portfolio, which is a separate investment company, advised by BT, that has an identical investment objective. The Manager provides the Portfolios, except the Equity 500 Index Portfolio, with business and asset management services, including the evaluation and monitoring of the investment advisers. The Manager also provides the Funds with administrative services. BT provides the Equity 500 Index Portfolio with investment advisory, administrative and other services.


    The Balanced Fund, Growth and Income Fund, International Equity Fund and Limited-Term Income Fund consist of multiple classes of shares, including the "AMR Class," for tax-exempt retirement and benefit plans of AMR Corporation and its affiliates, the "PlanAhead Class" which is available to all investors, including smaller institutional investors, investors using intermediary organizations such as discount brokers or plan sponsors, individual retirement accounts ("IRAs"), and self-employed individual retirement plans ("HR-10 Plans" or "Keogh Plans"), and the "Institutional Class" which is available to large institutional investors investing at least $2 million in the Funds. The S&P 500 Index Fund currently offers only the AMR Class of shares. For further information about the Institutional Class call (800) 967-9009 and for the PlanAhead Class call (800) 388-3344.

    Although each class of shares is designed to meet the needs of different categories of investors, all classes of each Fund share the same portfolio of investments and share a common investment objective. See "Investment Objectives, Policies and Risks." There is no guarantee that a Fund will achieve its investment objective. Based on its value, a share of a Fund, regardless of class, will receive a proportionate share of the investment income and the gains (losses) earned (or incurred) by the Fund. It also will bear its proportionate share of expenses that are allocated to the Fund as a whole. However, certain expenses are allocated separately to each class of shares.

    The assets of the Balanced Portfolio, the Growth and Income Portfolio and the International Equity Portfolio are allocated by the Manager among investment advisers designated for each of those Portfolios. BT serves as the investment adviser to the Equity 500 Index Portfolio, the Portfolio corresponding to the S&P 500 Index Fund. Investment decisions for the Limited-Term Income Portfolio are made directly by the Manager. With the exception of the S&P 500 Index Fund, each investment adviser has discretion to purchase and sell portfolio securities in accordance with the investment

                                                                      PROSPECTUS
objectives, policies and restrictions described in this Prospectus and in the SAI and by specific investment strategies developed by the Manager. See "Investment Advisers."


    AMR Class shares are sold without any sales charges at the next share price calculated after an investment is received and accepted. Shares will be redeemed at the next share price calculated after receipt of a redemption order. See "Purchase, Redemption and Valuation of Shares."

INVESTMENT OBJECTIVES, POLICIES AND RISKS

    The investment objective and policies of each Fund and its corresponding Portfolio are described below. Except as otherwise indicated, the investment policies of any Fund may be changed at any time by the Board to the extent that such changes are consistent with the investment objective of the applicable Fund. However, each Fund's investment objective may not be changed without a majority vote of that Fund's outstanding shares, which is defined as the lesser of (a) 67% of the shares of the applicable Fund present or represented if the holders of more than 50% of the shares are present or represented at the shareholders' meeting, or (b) more than 50% of the shares of the applicable Fund (hereinafter, "majority vote"). Except for the Equity 500 Index Portfolio, a Portfolio's investment objective may not be changed without a majority vote of that Portfolio's interest holders. The investment objective of the Equity 500 Index Portfolio is not a fundamental policy. Shareholders of the S&P 500 Index Fund will receive thirty days prior written notice with respect to any change in the investment objective of the Equity 500 Index Portfolio.

    Each Fund has a fundamental investment policy which allows it to invest all of its investable assets in its corresponding Portfolio. All other fundamental investment policies and the non-fundamental investment policies of each Fund and its corresponding Portfolio are identical. Therefore, although the following discusses the investment policies of each Portfolio, the AMR Trust's Board of Trustees ("AMR Trust Board") and the Equity 500 Index Portfolio's Board of Trustees ("Equity 500 Index Portfolio Board"), it applies equally to each Fund and each Board.

AMERICAN AADVANTAGE BALANCED FUND -- This Fund's investment objective is to realize both income and capital appreciation. This Fund seeks its investment objective by investing all of its investable assets in the Balanced Portfolio, which invests primarily in equity and debt securities. Although equity securities (such as stocks) will be purchased primarily for capital appreciation and debt securities (such as bonds) will be purchased primarily for income purposes, income and capital appreciation potential will be considered in connection with all such investments. Excluding collateral for securities loaned, ordinarily the Portfolio will have a minimum of 30% and a maximum of 70% of its assets invested in equity securities and a minimum of 30% and a maximum of 70% of its assets invested in debt securities which, at the time of purchase, are rated in one of the four highest rating categories by all nationally recognized statistical rating
PROSPECTUS
organizations ("Rating Organizations") rating that security such as Standard & Poor's ("S&P Rating") or Moody's Investor Services, Inc. ("Moody's") or, if unrated, are deemed to be of comparable quality by the applicable investment adviser. Obligations rated in the fourth highest rating category are limited to 25% of the Portfolio's debt allocation. Obligations rated in the BBB or Baa categories by any Rating Organization have speculative characteristics and thus changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. See the SAI for a description of debt ratings. The Portfolio, at the discretion of the investment advisers, may retain a security that has been downgraded below the initial investment criteria. The Portfolio usually invests between 50% and 65% of its assets in equity securities and between 35% and 50% of its assets in debt securities. The remainder of the Portfolio's assets may be invested in other investment companies and in cash or cash equivalents, including investment-grade short-term obligations. However, when its investment advisers deem that market conditions warrant, the Portfolio may, for temporary defensive purposes, invest up to 100% of its assets in cash, cash equivalents and investment grade short-term obligations.

    The Portfolio's investments in debt securities may include investments in obligations of the U.S. Government and its agencies and instrumentalities, including separately traded registered interest and principal securities ("STRIPS") and other zero coupon obligations; corporate bonds, notes and debentures; non-convertible preferred stocks; mortgage-backed securities; asset-backed securities; and domestic, Yankeedollar and Eurodollar bank deposit notes, certificates of deposit, bonds and notes. Such obligations may have a fixed, variable or floating rate of interest. See the SAI for a further description of the foregoing securities. The value of the Portfolio's debt investments will vary in response to interest rate changes as described in "American AAdvantage Limited-Term Income Fund."

    The Portfolio also may engage in dollar rolls or purchase or sell securities on a "when-issued" and on a "forward commitment" basis. The purchase or sale of when-issued securities enables an investor to hedge against anticipated changes in interest rates and prices by locking in an attractive price or yield. The price of when-issued securities is fixed at the time the commitment to purchase or sell is made, but delivery and payment for the when-issued securities take place at a later date, normally one to two months after the date of purchase. During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest accrues to the purchaser. Such transactions therefore involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date. A sale of a when-issued security also involves the risk that the other party will be unable to settle the transaction. Dollar rolls are a type of forward commitment transaction. Purchases and sales of securities on a forward commitment basis involve a commitment to purchase or sell securities with payment and delivery to take place at some future date, normally
                                                                      PROSPECTUS
one to two months after the date of the transaction. As with when-issued securities, these transactions involve certain risks, but they also enable an investor to hedge against anticipated changes in interest rates and prices. Forward commitment transactions are executed for existing obligations, whereas in a when-issued transaction, the obligations have not yet been issued. When purchasing securities on a when-issued or on a forward commitment basis, a segregated account of liquid assets at least equal to the value of purchase commitments for such securities will be maintained until the settlement date.

    The Portfolio's equity investments may consist of common stocks, preferred stocks and convertible securities, including foreign securities that are represented by U.S. dollar-denominated American Depository Receipts which are traded in the United States on exchanges and in the over-the-counter market. When purchasing equity securities, emphasis will be placed on undervalued securities with above average growth expectations. The Manager believes that purchasing securities which the investment advisers believe are undervalued in the market and that have above average growth potential will outperform other investment styles over the longer term while minimizing volatility and downside risk. The Manager will recommend that, with respect to portfolio management of equity assets, the Trust retain only those investment advisers who, in the Manager's opinion, utilize such an approach.

    BARROW, HANLEY, MEWHINNEY & STRAUSS, INC.; BRANDYWINE ASSET MANAGEMENT, INC.; GSB INVESTMENT MANAGEMENT, INC.; HOTCHKIS AND WILEY; and INDEPENDENCE INVESTMENT ASSOCIATES, INC. currently manage the assets of the Balanced Portfolio. See "Investment Advisers."

AMERICAN AADVANTAGE GROWTH AND INCOME FUND -- This Fund's investment objective is to realize long-term capital appreciation and current income. This Fund seeks its investment objective by investing all of its investable assets in the Growth and Income Portfolio, which invests primarily in equity securities. Excluding collateral for securities loaned, ordinarily at least 80% of the Portfolio's assets will be invested in equity securities consisting of common stocks, preferred stocks, securities convertible into common stocks, and securities having common stock characteristics, such as rights and warrants, and foreign equity securities that are represented by U.S. dollar-denominated American Depository Receipts which are traded in the United States on exchanges and in the over-the-counter market. When purchasing equity securities, primary emphasis will be placed on undervalued securities with above average growth expectations. In order to seek either above average current income or capital appreciation when interest rates are expected to decline, the Portfolio may invest in debt securities which, at the time of purchase, are rated in one of the four highest rating categories by all Rating Organizations rating that security or, if unrated, are deemed to be of comparable quality by the applicable investment adviser. Obligations rated in the fourth highest rating category are limited to 25% of the Portfolio's debt allocation. See "American AAdvantage Balanced Fund" for a description of the risks involved with these obligations. See the SAI for definitions of the foregoing securities and for a description
PROSPECTUS
of debt ratings. The Portfolio also may invest in other investment companies or in cash and cash equivalents, including investment grade short-term obligations. However, when its investment advisers deem that market conditions warrant, the Portfolio may, for temporary defensive purposes, invest up to 100% of its assets in cash, cash equivalents and investment grade short-term obligations. In addition, the Portfolio may purchase or sell securities on a "when-issued" or on a "forward commitment" basis as described in "American AAdvantage Balanced Fund."



    BARROW, HANLEY, MEWHINNEY & STRAUSS, INC.; BRANDYWINE ASSET MANAGEMENT, INC.; GSB INVESTMENT MANAGEMENT, INC.; HOTCHKIS AND WILEY; and INDEPENDENCE INVESTMENT ASSOCIATES, INC. currently manage the assets of the Growth and Income Portfolio. See "Investment Advisers."


AMERICAN AADVANTAGE INTERNATIONAL EQUITY FUND -- This Fund's investment objective is to realize long-term capital appreciation. This Fund seeks its investment objective by investing all of its investable assets in the International Equity Portfolio, which invests primarily in equity securities of issuers based outside the United States. Ordinarily the Portfolio will invest at least 65% of its assets in common stocks and securities convertible into common stocks of issuers in at least three different countries located outside the United States. However, excluding collateral for securities loaned, the Portfolio generally invests in excess of 80% of its assets in such securities. The remainder of the Portfolio's assets will be invested in non-U.S. debt securities which, at the time of purchase, are rated in one of the three highest rating categories by any Rating Organization or, if unrated, are deemed to be of comparable quality by the applicable investment adviser and traded publicly on a world market, or in cash or cash equivalents, including investment grade short-term obligations, or in other investment companies. However, when its investment advisers deem that market conditions warrant, the Portfolio may, for temporary defensive purposes, invest up to 100% of its assets in cash, cash equivalents, other investment companies and investment grade short-term obligations.

    The investment advisers select securities based upon a country's economic outlook, market valuation and potential changes in currency exchange rates. When purchasing equity securities, primary emphasis will be placed on undervalued securities with above average growth expectations.

    Overseas investing carries potential risks not associated with domestic investments. Such risks include but are not limited to: (1) political and financial instability abroad, including risk of nationalization or expropriation of assets and the risk of war; (2) less liquidity and greater volatility of foreign investments; (3) less public information regarding foreign companies;
(4) less government regulation and supervision of foreign stock exchanges, brokers and listed companies; (5) lack of uniform accounting, auditing and financial reporting standards; (6) delays in transaction settlement in some foreign markets; (7) possibility of an imposition of confiscatory foreign taxes;
                                                                      PROSPECTUS

(8) possible limitation on the removal of securities or other assets of the Portfolio; (9) restrictions on foreign investments and repatriation of capital;
(10) currency fluctuations; (11) cost and possible restrictions of currency conversion; (12) withholding taxes on dividends in foreign countries; and (13) possibly higher commissions, custodial fees and management costs than in the U.S. market. These risks are often greater for investments in emerging or developing countries.

    The Portfolio will limit its investments to those in countries which have been recommended by the Manager and which have been approved by the AMR Trust Board. Countries may be added or deleted with AMR Trust Board approval. In determining which countries will be approved, the AMR Trust Board will evaluate the risk factors set forth above and will particularly focus on the ability to repatriate funds, the size and liquidity aspects of a particular country's market and the investment climate for foreign investors. The current countries in which the Portfolio may invest are Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Mexico, Netherlands, New Zealand, Norway, Singapore, South Korea, Spain, Sweden, Switzerland and the United Kingdom.

    The Portfolio may trade forward foreign currency contracts ("forward contracts"), which are derivatives, to hedge currency fluctuations of underlying stock or bond positions or in other circumstances permitted by the Commodity Futures Trading Commission ("CFTC"). Forward contracts to sell foreign currency may be used when the management of the Portfolio believes that the currency of a particular foreign country may suffer a decline against the U.S. dollar. Forward contracts are also entered into to set the exchange rate for a future transaction. In this manner, the Portfolio may protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received. Forward contracts involve certain risks which include, but are not limited to: (1) imperfect correlation between the securities hedged and the contracts themselves; and (2) possible decrease in the total return of the Portfolio. Forward contracts are discussed in greater detail in the SAI.

    The Portfolio also may trade currency futures for the same reasons as for entering into forward contracts as set forth above. Currency futures are traded on U.S. and foreign currency exchanges. The use of currency futures also entails certain risks which include, but are not limited to: (1) less liquidity due to daily limits on price fluctuation; (2) imperfect correlation between the securities hedged and the contracts themselves; (3) possible decrease in the total return of the Portfolio due to hedging; (4) possible reduction in value for both the contracts and the securities being hedged; and (5) potential losses in excess of the amounts invested in the currency futures contracts themselves. The Portfolio may not enter into currency futures contracts if the purchase or sale of such contract would cause the sum of the Portfolio's initial and PROSPECTUS any variation margin deposits to exceed 5% of its total assets. Currency futures contracts, which are derivatives, are discussed in greater detail in the SAI.

    HOTCHKIS AND WILEY, MORGAN STANLEY ASSET MANAGEMENT INC. and TEMPLETON INVESTMENT COUNSEL, INC. currently serve as investment advisers to the International Equity Portfolio. Rowe Price-Fleming International, Inc. ("Fleming") also is an investment adviser to the International Equity Portfolio; however, none of the Portfolio's assets have been allocated to Fleming at this time. See "Investment Advisers."

AMERICAN AADVANTAGE LIMITED-TERM INCOME FUND -- This Fund's investment objective is to realize income and capital appreciation. As an investment policy, the Fund primarily seeks income and secondarily seeks capital appreciation. The Fund seeks its investment objective by investing all of its investable assets in the Limited-Term Income Portfolio, which invests primarily in debt obligations. Permissible investments include securities of the U.S. Government and its agencies and instrumentalities, including STRIPS and other zero coupon obligations; corporate bonds, notes and debentures; nonconvertible preferred stocks; mortgage-backed securities; asset-backed securities; domestic, Yankeedollar and Eurodollar certificates of deposit, bank deposit notes, and bank notes; other investment companies; and cash or cash equivalents including investment grade short-term obligations. Such obligations may have a fixed, variable or floating rate of interest. At the time of purchase, all such securities will be rated in one of the four highest rating categories by all Rating Organizations rating such obligation or, if unrated, will be deemed to be of comparable quality by the investment adviser. Obligations rated in the fourth highest rating category are limited to 25% of the Portfolio's total assets. See "American AAdvantage Balanced Fund" for a description of the risks involved with these obligations. The Portfolio, at the discretion of the Manager, may retain a security which has been downgraded below the initial investment criteria. See the SAI for definitions of the foregoing securities and for a description of debt ratings. Principal and/or interest payments for obligations of the U.S. Government's agencies or instrumentalities may or may not be backed by the full faith and credit of the U.S. Government.

    Investments in Eurodollar (U.S. dollar obligations issued outside the United States by domestic or foreign entities) and Yankeedollar (U.S. dollar obligations issued inside the United States by foreign entities) obligations involve additional risks. Most notably, there generally is less publicly available information about foreign issuers; there may be less governmental regulation and supervision; foreign issuers may use different accounting and financial standards; and the adoption of foreign governmental restrictions may affect adversely the payment of principal and interest on foreign investments. In addition, not all foreign branches of United States banks are supervised or examined by regulatory authorities as are United States banks, and such branches may not be subject to reserve requirements. The Portfolio also may engage in dollar

                                                                      PROSPECTUS
rolls or purchase or sell securities on a "when-issued" or "forward commitment" basis as described under "American AAdvantage Balanced Fund."

    The market value of fixed rate securities, and thus the net asset value of this Portfolio's shares, is expected to vary inversely with movements in interest rates. The market value of variable and floating rate instruments will not vary as much due to the periodic adjustments in their interest rates. An adjustment which increases the interest rate of such securities should reduce or eliminate declines in market value resulting from a prior upward movement in interest rates, and an adjustment which decreases the interest rate of such securities should reduce or eliminate increases in market value resulting from a prior downward movement in interest rates.

    Mortgage-backed securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are made monthly, in effect, "passing through" monthly payments made by the individual borrowers on the mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose the Portfolio to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment, the value of the premium would be lost. Like other debt securities, when interest rates rise, the value of mortgage-related securities generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other debt securities.

    Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association ("GNMA")) or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage pass-through securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported with various credit enhancements such as pool insurance, guarantees issued by governmental entities, a letter of credit from a bank or senior/subordinated structures.

    Collateralized mortgage obligations ("CMOs") are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities. Similar to a mortgage pass-through, interest and prepaid principal on a CMO are paid, in most cases, monthly. CMOs may be collateralized by whole mortgage loans but are
PROSPECTUS
more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA. CMOs are structured in multiple classes, with each class bearing a different stated maturity or interest rate.

    The Portfolio is permitted to invest in asset-backed securities, subject to the Portfolio's rating and quality requirements. Through the use of trusts and special purpose subsidiaries, various types of assets, primarily home equity loans, automobile and credit card receivables, and other types of receivables or other assets as well as purchase contracts, financing leases and sales agreements entered into by municipalities, are securitized in pass-through structures similar to the mortgage pass-through structures described above. Consistent with the Fund's and the Portfolio's investment objective, policies and quality standards, the Portfolio may invest in these and other types of asset-backed securities which may be developed in the future.

    Asset-backed securities involve certain risks that do not exist with mortgage-related securities, resulting mainly from the fact that asset-backed securities do not usually contain the benefit of a complete security interest in the related collateral. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds from repossessed collateral may not always be sufficient to support payments on the securities. The risks associated with asset-backed securities are often reduced by the addition of credit enhancements such as a letter of credit from a bank, excess collateral or a third-party guarantee.

    Although investments will not be restricted by either maturity or duration of the securities purchased, under normal circumstances, the Portfolio will seek to maintain a dollar weighted average duration of one to three years. Because the timing on return of principal for both asset-backed and mortgage-backed securities is uncertain, in calculating the average weighted duration of the Portfolio, the duration of these securities may be based on certain industry conventions. The Manager serves as the sole active investment adviser to the Limited-Term Income Fund and its corresponding Portfolio.

AMERICAN AADVANTAGE S&P 500 INDEX FUND -- This Fund's investment objective is to provide investment results that, before expenses, correspond to the total return (the combination of capital changes and income) of common stocks publicly traded in the United States, as represented by the S&P 500. This Fund seeks its investment objective by investing all of its investable assets in the Equity 500 Index Portfolio which invests in common stocks of companies that compose the S&P
500. The Fund offers investors a convenient means of diversifying their holdings of common stocks while relieving those investors of the administrative burdens typically associated with purchasing and holding these instruments.

                                                                      PROSPECTUS

    The Portfolio is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analyses and investment judgment. Instead, the Portfolio, utilizing a "passive" or "indexing" investment approach, attempts to replicate, before expenses, the performance of the S&P 500.

    Under normal conditions, the Portfolio will invest at least 80% of its assets in common stocks of companies that compose the S&P 500. In seeking to replicate the performance of the S&P 500, BT, the Portfolio's investment adviser, will attempt over time to allocate the Portfolio's investments among common stocks in approximately the same weightings as the S&P 500, beginning with the heaviest-weighted stocks that make up a larger portion of the Index's value. Over the long term, BT normally seeks a correlation between the performance of the Portfolio, before expenses, and that of the S&P 500 of 0.98 or better. A figure of 1.00 would indicate perfect correlation. In the unlikely event that the correlation is not achieved, the Equity 500 Index Portfolio Board will consider alternative structures.

    BT utilizes a two-stage sampling approach in seeking to obtain the objective. Stage one, which encompasses large capitalization stocks, maintains the stock holdings at or near their benchmark weights. Large capitalization stocks are defined as those securities that represent 0.10% or more of the Index. In stage two, smaller stocks are analyzed and selected using risk characteristics and industry weights in order to match the sector and risk characteristics of the smaller companies in the S&P 500. This approach helps to maximize portfolio liquidity while minimizing costs.

    BT generally will seek to match the composition of the S&P 500, but usually will not invest the Portfolio's stock portfolio to mirror the Index exactly. Because of the difficulty and expense of executing relatively small stock transactions, the Portfolio may not always be invested in the less heavily weighted S&P 500 stocks and may at times have its portfolio weighted differently from the S&P 500. When the Portfolio's size is greater, BT expects to purchase more of the stocks in the S&P 500 and to match the relative weighting of the S&P 500 more closely and anticipates that the Portfolio will be able to mirror, before expenses, the performance of the S&P 500 with little variance. In addition, the Portfolio may omit or remove any S&P 500 stock from the Portfolio if, following objective criteria, BT judges the stock to be insufficiently liquid or believes the merit of the investment has been substantially impaired by extraordinary events or financial conditions. BT will not purchase the stock of Bankers Trust New York Corporation, which is included in the Index, and instead will overweight its holdings of companies engaged in similar businesses.

    Under normal conditions, BT will attempt to invest as much of the Portfolio's assets as is practical in common stocks included in the S&P 500. However, the Portfolio may maintain up to 20% of its assets in short-term debt securities and

PROSPECTUS
money market instruments hedged with stock index futures and options to meet redemption requests or to facilitate the investment in common stocks.

    When the Portfolio has cash from new investments in the Portfolio or holds a portion of its assets in money market instruments, it may enter into stock index futures or options to attempt to increase its exposure to the stock market. Strategies the Portfolio could use to accomplish this include purchasing futures contracts, writing put options, and purchasing call options. When the Portfolio wishes to sell securities, because of shareholder redemptions or otherwise, it may use stock index futures or options thereon to hedge against market risk until the sale can be completed. These strategies could include selling futures contracts, writing call options, and purchasing put options.

    BT will choose among futures and options strategies based on its judgment of how best to meet the Portfolio's goals. In selecting futures and options, BT will assess such factors as current and anticipated stock prices, relative liquidity and price levels in the options and futures markets compared to the securities markets, and the Portfolio's cash flow and cash management needs. If BT judges these factors incorrectly, or if price changes in the Portfolio's futures and options positions are not well correlated with those of its other investments, the Portfolio could be hindered in the pursuit of the objective and could suffer losses. The Portfolio could also be exposed to risks if it could not close out its futures or options positions because of an illiquid secondary market. BT will only use these strategies for cash management purposes. Futures and options will not be used to increase portfolio risk above the level that could be achieved using only traditional investment securities or to acquire exposure to changes in the value of assets or indices that by themselves would not be purchased for the Portfolio. Futures and options are discussed in greater detail in the SAI.

    The Portfolio intends to stay invested in the securities described above to the extent practical in light of the objective and long-term investment perspective. However, the Portfolio's assets may be invested in short-term instruments with remaining maturities of 397 days or less to meet anticipated redemptions and expenses or for day-to-day operating purposes. Short-term instruments consist of (1) short-term obligations of the U.S. Government, its agencies, instrumentalities, authorities or political subdivisions; (2) other short-term debt securities rated Aa or higher by Moody's or AA or higher by S&P Rating or, if unrated, of comparable quality in the opinion of BT; (3) commercial paper; (4) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (5) repurchase agreements. At the time the Portfolio invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer's parent must have outstanding debt rated Aa or higher by Moody's or AA or higher by S&P Rating or outstanding commercial paper or bank obligations rated Prime-1 by Moody's or A-1 by S&P Rating; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of BT.
                                                                      PROSPECTUS

    The S&P 500 is a well-known stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all common stocks publicly traded in the United States, most of which are listed on the New York Stock Exchange (the "Exchange"). Stocks in the S&P 500 are weighted according to their market capitalization (the number of shares outstanding multiplied by the stock's current price). BT believes that the performance of the S&P 500 is representative of the performance of publicly traded common stocks in general. The composition of the S&P 500 is determined by Standard & Poor's Corporation ("S&P") and is based on such factors as the market capitalization and trading activity of each stock and its adequacy as a representation of stocks in a particular industry group, and may be changed from time to time. For more complete information about the Index, see the SAI.

    The Fund and the Portfolio are not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the owners of the Fund or the Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Fund and the Portfolio particularly or the ability of the S&P 500 to track general stock market performance. S&P does not guarantee the accuracy and/or the completeness of the S&P 500 or any data included therein.

    S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY THE FUND OR THE PORTFOLIO, OWNERS OF THE FUND OR THE PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES AND HEREBY EXPRESSLY DISCLAIMS ALL SUCH WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 OR ANY DATA INCLUDED THEREIN.

    The ability of the Fund and the Portfolio to meet their investment objective depends to some extent on the cash flow experienced by the Fund and by the other investors in the Portfolio, since investments and redemptions by shareholders of the Fund generally will require the Portfolio to purchase or sell securities. BT will make investment changes to accommodate cash flow in an attempt to maintain the similarity of the Portfolio to the S&P 500. An investor should also be aware that the performance of the S&P 500 is a hypothetical number that does not take into account brokerage commissions and other costs of investing, unlike the Portfolio which must bear these costs. Finally, since the Portfolio seeks to track the S&P 500, BT generally will not attempt to judge the merits of any particular stock as an investment.

OTHER INVESTMENT POLICIES -- In addition to the investment policies described previously, each Portfolio may also lend its securities, enter into fully collateralized repurchase agreements, and invest in private placement offerings.

PROSPECTUS

    SECURITIES LENDING Each Portfolio (except for the Equity 500 Index Portfolio) may lend securities to broker-dealers or other institutional investors pursuant to agreements requiring that the loans be continuously secured by any combination of cash, securities of the U.S. Government and its agencies and instrumentalities and approved bank letters of credit that at all times equal at least 100% of the market value of the loaned securities. Such loans will not be made if, as a result, the aggregate amount of all outstanding securities loans by any Portfolio of the AMR Trust would exceed 33 3/8% of its total assets. A Portfolio continues to receive interest on the securities loaned and simultaneously earns either interest on the investment of the cash collateral or fee income if the loan is otherwise collateralized. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities loaned or loss of rights in the collateral. However, the Portfolios seek to minimize this risk by making loans only to borrowers which are deemed by the Manager to be of good financial standing and which have been approved by the AMR Trust Board. For purposes of complying with each Portfolio's investment policies and restrictions, collateral received in connection with securities loans will be deemed an asset of a Portfolio to the extent required by law. The Manager will receive compensation for administrative and oversight functions with respect to securities lending. The amount of such compensation will depend on the income generated by the loan of each Portfolio's securities. The SEC has granted exemptive relief that permits the Portfolios to invest cash collateral received from securities lending transactions in shares of one or more private investment companies managed by the Manager. See the SAI for further information regarding loan transactions.



    REPURCHASE AGREEMENTS A repurchase agreement is an agreement under which securities are acquired by a Portfolio from a securities dealer or bank subject to resale at an agreed upon price on a later date. The acquiring Portfolio bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Portfolio is delayed or prevented from exercising its rights to dispose of the collateral securities. However, the investment advisers or the Manager attempt to minimize this risk by entering into repurchase agreements only with financial institutions which are deemed to be of good financial standing and which have been approved by the AMR Trust Board or the Equity 500 Index Portfolio Board, as appropriate. See the SAI for more information regarding repurchase agreements.



    PRIVATE PLACEMENT OFFERINGS Investments in private placement offerings are made in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 (the "1933 Act"), and resold to qualified institutional buyers under Rule 144A under the 1933 Act ("Section 4(2) securities"). Section 4(2) securities are restricted as to disposition under the federal securities laws and generally are sold to institutional investors such as the Portfolios that agree they are purchasing the securities for investment and not with an intention to distribute to the public. Any resale by the purchaser must be pursuant to an exempt transaction and may be accomplished in accordance with Rule 144A. Section 4(2) securities normally

                                                                      PROSPECTUS
are resold to other institutional investors such as the Portfolios through or with the assistance of the issuer or dealers that make a market in the Section 4(2) securities, thus providing liquidity. The Portfolios will not invest more than 15% of their respective net assets in Section 4(2) securities and illiquid securities unless the applicable investment adviser determines, by continuous reference to the appropriate trading markets and pursuant to guidelines approved by the AMR Trust Board or the Equity 500 Index Portfolio Board that any Section 4(2) securities held by such Portfolio in excess of this level are at all times liquid.


    The AMR Trust Board, the Equity 500 Index Portfolio Board and the applicable investment adviser, pursuant to the guidelines approved by the respective Boards, will carefully monitor the respective Portfolios' investments in Section 4(2) securities offered and sold under Rule 144A, focusing on such important factors, among others, as valuation, liquidity, and availability of information. Investments in Section 4(2) securities could have the effect of reducing a Portfolio's liquidity to the extent that qualified institutional buyers no longer wish to purchase these restricted securities.


BROKERAGE PRACTICES AND PORTFOLIO TURNOVER -- Each investment adviser will place its own orders to execute securities transactions which are designed to implement the applicable Portfolio's investment objective and policies. In placing such orders, each investment adviser will seek the best available price and most favorable execution. The full range and quality of services offered by the executing broker or dealer is considered when making these determinations. Pursuant to written guidelines approved by the AMR Trust Board or the Equity 500 Index Portfolio Board, as appropriate, an investment adviser of a Portfolio, or its affiliated broker-dealer, may execute portfolio transactions and receive usual and customary brokerage commissions (within the meaning of Rule 17e-1 under the Investment Company Act of 1940, as amended ("1940 Act")) for doing so.

    The Limited-Term Income Portfolio normally will not incur any brokerage commissions on its transactions because debt instruments are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission. The price of the obligation, however, usually includes a profit to the dealer. Obligations purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. No commissions or discounts are paid when securities are purchased directly from an issuer.

    No Portfolio, other than the Limited-Term Income Portfolio, currently expects its portfolio turnover rate to exceed 100%. The portfolio turnover rate for the Limited-Term Income Portfolio for the fiscal year ended October 31, 1996 was 304%. A Portfolio's turnover rate, or the frequency of portfolio transactions, will vary from year to year depending on market conditions and the Portfolio's cash flows. High portfolio

PROSPECTUS
activity increases a Portfolio's transaction costs, including brokerage commissions, and may result in a greater number of taxable transactions.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS -- As previously described, investors should be aware that each Fund, unlike mutual funds that directly acquire and manage their own portfolios of securities, seeks to achieve its investment objective by investing all of its investable assets in a corresponding Portfolio of the AMR Trust, which is a separate investment company managed by the Manager, or in the Equity 500 Index Portfolio, which is a separate investment company advised by BT. Since a Fund will invest only in its corresponding Portfolio, that Fund's shareholders will acquire only an indirect interest in the investments of the Portfolio. Historically, the Manager has sponsored traditionally structured funds and, therefore, has limited experience with funds that invest all their assets in a separate portfolio.

    The Manager expects, although it cannot guarantee, that the Trust will achieve economies of scale by investing in the AMR Trust and the Equity 500 Index Portfolio. In addition to selling their interests to the Funds, the Portfolios may sell their interests to other nonaffiliated investment companies and/or other institutional investors. All institutional investors in a Portfolio will pay a proportionate share of the Portfolio's expenses and will invest in that Portfolio on the same terms and conditions. However, if another investment company invests all of its assets in a Portfolio, it would not be required to sell its shares at the same public offering price as a Fund and would be allowed to charge different sales commissions. Therefore, investors in a Fund may experience different returns from investors in another investment company that invests exclusively in that Fund's corresponding Portfolio.

    The Fund's investment in a Portfolio may be materially affected by the actions of large investors in that Portfolio, if any. For example, as with all open-end investment companies, if a large investor were to redeem its interest in a Portfolio, that Portfolio's remaining investors could experience higher pro rata operating expenses, thereby producing lower returns. As a result, that Portfolio's security holdings may become less diverse, resulting in increased risk. Institutional investors in a Portfolio that have a greater pro rata ownership interest in the Portfolio than the Fund could have effective voting control over the operation of that Portfolio. A change in a Portfolio's fundamental objective, policies and restrictions, that is not approved by the shareholders of its corresponding Fund could require that Fund to redeem its interest in the Portfolio. Any such redemption could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution) by the Portfolio. Should such a distribution occur, that Fund could incur brokerage fees or other transaction costs in converting such securities to cash. In addition, a distribution "in kind" could result in a less diversified portfolio of investments for that Fund and could affect adversely its liquidity.

                                                                      PROSPECTUS

    The Portfolios' and their corresponding Funds' investment objectives and policies are described above. See "Investment Restrictions" for a description of their investment restrictions. The investment objective of a Fund can be changed only with shareholder approval. The approval of a Fund and of other investors in its corresponding Portfolio, if any, is not required to change the investment objective, policies or limitations of that Portfolio, unless otherwise specified. Written notice shall be provided to shareholders of a Fund within thirty days prior to any changes in its corresponding Portfolio's investment objective. If the investment objective of a Portfolio changes and the shareholders of its corresponding Fund do not approve a parallel change in that Fund's investment objective, the Fund would seek an alternative investment vehicle or the Manager and the investment advisers would actively manage the Fund.

    See "Management and Administration of the Trusts" for a complete description of the investment management fee and other expenses associated with a Fund's investment in its corresponding Portfolio. This Prospectus and the SAI contain more detailed information about each Fund and its corresponding Portfolio, including information related to (1) the investment objective, policies and restrictions of each Fund and its corresponding Portfolio, (2) the Board of Trustees and officers of the Trust, the AMR Trust, and the Equity 500 Index Portfolio Board, (3) brokerage practices, (4) the Funds' shares, including the rights and liabilities of its shareholders, (5) additional performance information, including the method used to calculate yield and total return, and
(6) the determination of the value each Fund's shares.

INVESTMENT RESTRICTIONS


The following fundamental investment restrictions and the non-fundamental investment restriction are identical for each Fund and its corresponding Portfolio. Therefore, although the following discusses the investment restrictions of each Portfolio, the AMR Trust Board and the Equity 500 Index Portfolio, it applies equally to each Fund and Board. The following fundamental investment restrictions may be changed with respect to a particular Fund by the majority vote of that Fund's outstanding shares or with respect to a Portfolio by the majority vote of that Portfolio's interest holders. No Portfolio may:


    - Invest more than 5% of its total assets (taken at market value) in securities of any one issuer, other than obligations issued by the U.S. Government, its agencies and instrumentalities, or purchase more than 10% of the voting securities of any one issuer, with respect to 75% of a Portfolio's total assets.

    - Invest more than 25% of its total assets in the securities of companies primarily engaged in any one industry other than the U.S. Government, its agencies and instrumentalities. Finance companies as a group are not considered a single industry for purposes of this policy. Further, wholly owned subsidiaries of finance companies will be considered to be in the industries of their parent
PROSPECTUS
      companies if their activities are primarily related to financing the activities of their parent companies.


The following non-fundamental investment restriction may be changed with respect to a particular Fund by a vote of a majority of the Board or with respect to a Portfolio by a vote of a majority of the AMR Trust Board or the Equity 500 Index Portfolio Board, as appropriate: no Portfolio may Invest more than 15% of its net assets in illiquid securities, including time deposits and repurchase agreements that mature in more than seven days.


     The above percentage limits are based upon asset values at the time of the applicable transaction; accordingly, a subsequent change in asset values will not affect a transaction that was in compliance with the investment restrictions at the time such transaction was effected. See the SAI for other investment limitations.

YIELDS AND TOTAL RETURNS

Yields for the AMR Class of the Funds will be computed by dividing the net investment income earned per AMR Class share during the relevant time period by the maximum offering price per AMR Class share on the last day of the period. Total return quotations for the AMR Class of the Funds may reflect the average annual compounded (or aggregate compounded) rate of return during the designated time period based on a hypothetical initial investment and the redeemable value of that investment at the end of the period. Additionally, the AMR Class of the Limited-Term Income Fund may advertise a "monthly distribution rate." This rate is based on an annualized monthly dividend accrual rate per share compared with the month-end share price of the AMR Class of this Fund. The Funds will at times compare their performance to applicable published indices, and may also disclose their performance as ranked by certain ranking entities. Each class of a Fund has different expenses which will impact its performance. See the SAI for more information about the calculation of yields and total returns.

MANAGEMENT AND ADMINISTRATION OF THE TRUSTS


FUND MANAGEMENT AGREEMENT -- The Board has general supervisory responsibility over the Trust's affairs, while the business affairs of the AMR Trust and of the Equity 500 Index Portfolio are subject to the supervision of their respective Board of Trustees. The Manager provides or oversees all administrative, investment advisory and portfolio management services for the Trust pursuant to a Management Agreement dated April 3, 1987, as amended December 17, 1996, together with the Administrative Services Agreement described below. The AMR Trust and the Manager also entered into a Management Agreement dated November 22, 1996 that obligates the Manager to provide or oversee all administrative, investment advisory and portfolio management services for the AMR Trust. The Manager, located at 4333 Amon Carter Boulevard,


                                                                      PROSPECTUS

MD 5645, Fort Worth, Texas 76155, is a wholly owned subsidiary of AMR Corporation ("AMR"), the parent company of American Airlines, Inc., and was organized in 1986 to provide investment management, advisory, administrative and asset management consulting services. The assets of the Balanced Portfolio, the Growth and Income Portfolio and the International Equity Portfolio are allocated by the Manager among one or more investment advisers designated for that Portfolio. See "Investment Advisers." BT serves as investment adviser and administrator of, and provides custody and transfer agency services to, the Equity 500 Index Portfolio. The Manager serves as the sole active investment adviser to the Limited-Term Income Portfolio. In addition, with the exception of the International Equity Portfolio and the Equity 500 Index Portfolio, if so requested by any of its investment advisers, the Manager will make the investment decisions with respect to assets allocated to that investment adviser which the investment adviser determines should be invested in investment grade short-term obligations. As of December 31, 1996, the Manager had assets under management totaling approximately $16.0 billion, including approximately $5.7 billion under active management and $10.3 billion as named fiduciary or fiduciary adviser. Of the total, approximately $11.9 billion of assets are related to AMR. American Airlines, Inc. is not responsible for investments made in the American AAdvantage Funds.



    The Manager provides the Trust and the AMR Trust with office space, office equipment and personnel necessary to manage and administer the Trusts' operations. This includes complying with reporting requirements; corresponding with shareholders; maintaining internal bookkeeping, accounting and auditing services and records; and supervising the provision of services to the Trusts by third parties. The Manager also oversees each Portfolio's participation in securities lending activities and any actions taken by securities lending agents in connection with those activities to ensure compliance with all applicable regulatory and investment guidelines. The Manager also develops the investment programs for each Portfolio of the AMR Trust, selects and changes investment advisers (subject to approval by the AMR Trust Board and appropriate interest holders), allocates assets among investment advisers, monitors the investment advisers' investment programs and results, and coordinates the investment activities of the investment advisers to ensure compliance with regulatory restrictions.


    The Manager bears the expense of providing the above services and pays the fees of the investment advisers of the Funds and the Portfolios of the AMR Trust. As compensation for paying the investment advisory fees and for providing the Portfolios with advisory and asset allocation services, the Manager receives from the AMR Trust an annualized advisory fee that is calculated and accrued daily, equal to the sum of (1) 0.25% of the net assets of the Limited-Term Income Portfolio, (2) 0.10% of the net assets of the other Portfolios of the AMR Trust, plus (3) all fees payable by the Manager to the AMR Trust's investment advisers as described in "Investment Advisers." The advisory fee is payable quarterly in arrears. To the extent that a Fund
PROSPECTUS
invests all of its investable assets in its corresponding Portfolio, the Manager will not receive an advisory fee under its Management Agreement with the Trust. The Manager receives compensation in connection with securities lending activities. If a Portfolio lends its portfolio securities and receives cash collateral from the borrower, the Manager will receive up to 25% of the net annual interest income (the gross interest earned by the investment less the amount paid to the borrower as well as related expenses) received from the investment of such cash. If a borrower posts collateral other than cash, the borrower will pay to the lender a loan fee. The Manager will receive up to 25% of the loan fees posted by borrowers.


    Each Management Agreement will continue in effect provided that annually such continuance is specifically approved by a vote of the Board and the AMR Trust Board, including the affirmative votes of a majority of the Trustees of each Board who are not parties to the Management Agreement or "interested persons" as defined in the 1940 Act of any such party ("Independent Trustees"), cast in person at a meeting called for the purpose of considering such approval, or by the vote of a Fund's shareholders or a Portfolio's interest holders. A Management Agreement may be terminated with respect to a Fund or a Portfolio at any time, without penalty, by a majority vote of outstanding Fund shares or Portfolio interests on sixty (60) days' written notice to the Manager, or by the Manager, on sixty (60) days' written notice to the Trust or the AMR Trust. A Management Agreement will automatically terminate in the event of its "assignment" as defined in the 1940 Act.

    The Trust is responsible for the following expenses: audits by independent auditors; transfer agency, custodian, dividend disbursing agent and shareholder recordkeeping services; taxes, if any, and the preparation of each Fund's tax returns; interest; costs of Trustee and shareholder meetings; printing and mailing prospectuses and reports to existing shareholders; fees for filing reports with regulatory bodies and the maintenance of the Funds' existence; legal fees; fees to federal and state authorities for the registration of shares; fees and expenses of Independent Trustees; insurance and fidelity bond premiums; and any extraordinary expenses of a nonrecurring nature.

    A majority of the Independent Trustees of the Board have adopted written procedures reasonably appropriate to deal with potential conflicts of interest between the Trust and the AMR Trust, including creating a separate Board of Trustees of the AMR Trust.

FUND ADVISORY AGREEMENTS -- Each investment adviser, except BT, has entered into a separate investment advisory agreement with the Manager to provide investment advisory services to the Funds and Portfolios of the AMR Trust. To the extent that a Fund invests all of its investable assets in a corresponding Portfolio, however, an investment adviser will receive an advisory fee only on behalf of the Portfolio and not on behalf of its corresponding Fund. Except for the Limited-Term Income Portfolio and the Equity 500 Index Portfolio, the assets of each Portfolio are allocated among
                                                                      PROSPECTUS
the investment advisers designated for that Portfolio and described in this Prospectus in "Investment Advisers." The Manager is permitted to enter into new or modified advisory agreements with existing or new investment advisers without approval of Fund shareholders or Portfolio interest holders, but subject to approval of the Board and the AMR Trust Board. The Securities and Exchange Commission issued an exemptive order which eliminates the need for shareholder/interest holder approval, subject to compliance with certain conditions. These conditions include the requirement that within 90 days of hiring a new adviser or implementing a material change with respect to an advisory contract, the applicable Fund send a notice to shareholders containing information about the change that would be included in a proxy statement. The Manager recommends investment advisers to the Board and the AMR Trust Board based upon its continuing quantitative and qualitative evaluation of the investment advisers' skill in managing assets using specific investment styles and strategies. The allocation of assets among investment advisers may be changed at any time by the Manager. Allocations among advisers will vary based upon a variety of factors, including the overall investment performance of each investment adviser, the Portfolio's cash flow needs and market conditions. The Manager need not allocate assets to each investment adviser designated for a Portfolio. The investment advisers can be terminated without penalty to the AMR Trust by the Manager and the AMR Trust Board or the interest holders of the applicable Portfolio. Short-term investment performance, by itself, is not a significant factor in selecting or terminating an investment adviser, and the Manager does not expect to recommend frequent changes of investment advisers. The Prospectus will be supplemented if additional investment advisers are retained or the contract with any existing investment adviser is terminated.

    Each investment adviser has discretion to purchase and sell securities for its segment of a Portfolio's assets in accordance with that Portfolio's objective, policies and restrictions and the more specific strategies provided by the Manager. Although the investment advisers are subject to general supervision by the AMR Trust Board, the Equity 500 Index Portfolio Board and/or the Manager, as appropriate, these parties do not evaluate the investment merits of specific securities transactions. As compensation for its services, each investment adviser, except BT, is paid a fee by the Manager out of the proceeds of the management fee received by the Manager from the AMR Trust.

ADMINISTRATIVE SERVICES AGREEMENTS -- The Manager and the Trust entered into an Administrative Services Agreement which obligates the Manager to provide the Funds those administrative and management services (other than investment advisory services) described in the Management Agreement. To the extent that a Fund invests all of its investable assets in a corresponding Portfolio, however, the Manager will receive no fee under this Agreement.

    BT serves as the administrator to the Equity 500 Index Portfolio. Under an Administration and Services Agreement with the Portfolio, BT calculates the value of
PROSPECTUS
the assets of the Portfolio and generally assists the Equity 500 Index Portfolio Board in all aspects of the administration and operation of the Portfolio. The Administration and Services Agreement provides for the Portfolio to pay BT a fee, computed daily and paid monthly, at the rate of 0.05% of the average daily net assets of the Portfolio. Under the Administration and Services Agreement, BT may delegate one or more of its responsibilities to others, including Federated Services Company, at BT's expense.

ALLOCATION OF FUND EXPENSES -- Expenses of each Fund generally are allocated equally among the shares of that Fund, regardless of class. However, certain expenses approved by the Board will be allocated solely to the class to which they relate.

PRINCIPAL UNDERWRITER -- BROKERS TRANSACTION SERVICES, INC. ("BTS"), 7001 Preston Road, Dallas, Texas, 75205 serves as the principal underwriter of the Trust.

CUSTODIAN AND TRANSFER AGENT -- NATIONSBANK OF TEXAS, N.A., Dallas, Texas, serves as custodian for the Portfolios of the AMR Trust and the Funds, except for the International Equity Portfolio, and as transfer agent for the AMR Class. THE BANK OF NEW YORK, New York, New York serves as custodian for the International Equity Portfolio. BANKERS TRUST COMPANY, New York, New York, serves as custodian and transfer agent for the assets of the Equity 500 Index Portfolio.

INDEPENDENT AUDITOR -- The independent auditor for the Trust, except the S&P 500 Index Fund, and the AMR Trust is ERNST & YOUNG LLP, Dallas, Texas. The independent auditor for the S&P 500 Index Fund and the Equity 500 Index Portfolio is COOPERS & LYBRAND L.L.P., New York, New York.

INVESTMENT ADVISERS

Set forth below is a brief description of the investment advisers for each Fund and its corresponding Portfolio. References to the investment advisers retained by a Portfolio also apply to the corresponding Fund. Except for the Manager and BT, the investment advisers do not provide any services to the Funds or the Portfolios except for portfolio investment management and related recordkeeping services, or have any affiliation with the Trust, the AMR Trust, the Equity 500 Index Portfolio or the Manager. BT provides investment advisory, administrative and other services to the Equity 500 Index Portfolio. See "Bankers Trust Company" below for a full discussion of those services.


    William F. Quinn has served as President of the Manager since it was founded in 1986 and Nancy A. Eckl serves as Vice President - Trust Investments of the Manager. Ms. Eckl previously served as Vice President - Finance and Compliance of the Manager from December 1990 to May 1995. In these capacities, Mr. Quinn and Ms. Eckl have primary responsibility for the day-to-day operations of the Balanced Fund, the Growth and Income Fund, the International Equity Fund and their corresponding Portfolios. These responsibilities include oversight of the investment

                                                                      PROSPECTUS
advisers to these Funds, regular review of their performance and asset allocations among them.


    Michael W. Fields is responsible for the portfolio management oversight of the Limited-Term Income Fund and its corresponding Portfolio. Mr. Fields has been with the Manager since it was founded in 1986 and serves as Vice
President - Fixed Income Investments. Benjamin L. Mayer is responsible for the day-to-day portfolio management of the Limited-Term Income Portfolio. Mr. Mayer has served as Senior Portfolio Manager of the Manager since May 1995. Prior to that time, he was a Vice President, Institutional Fixed Income Sales at Merrill, Lynch, Pierce, Fenner & Smith from January 1994 to April 1995 and Vice President, Regional Senior Strategist from April 1989 to January 1994. Mr. Mayer has had portfolio management responsibility for the Fund since August 1995.


    Frank Salerno, Managing Director of BT, is responsible for the day-to-day management of the Equity 500 Index Portfolio. Mr. Salerno has been employed by BT since prior to 1989 and has managed the Equity 500 Index Portfolio's assets since the Portfolio commenced operations December 31, 1992.


    BANKERS TRUST COMPANY, 280 Park Avenue, New York, New York 10017, is a New York banking corporation and is a wholly owned subsidiary of Bankers Trust New York Corporation. BT conducts a variety of general banking and trust activities and is a major wholesale supplier of financial services to the international and domestic institutional market, with a global network of over 120 offices in more than 40 countries. As of September 30, 1996, Bankers Trust New York Corporation was the seventh largest bank holding company in the United States with total assets of approximately $104 billion and approximately $200 billion in assets under management globally. Of that total, approximately $84 billion are in U.S. equity index assets alone. BT serves as investment adviser and administrator to the Equity 500 Index Portfolio. For its services, BT receives a fee from the Equity 500 Index Portfolio, computed daily and paid monthly, at the annual rate of 0.08% of the average daily net assets of the Portfolio.



    BARROW, HANLEY, MEWHINNEY & STRAUSS, INC. ("Barrow"), 3232 McKinney Avenue, 15th Floor, Dallas, Texas 75204, is a professional investment counseling firm which has been providing investment advisory services since 1979. The firm is wholly owned by United Asset Management Corporation, a Delaware corporation. As of December 31, 1996, Barrow had discretionary investment management authority with respect to approximately $20.5 billion of assets, including approximately $1.5 billion of assets of AMR and its subsidiaries and affiliated entities. Barrow serves as an investment adviser to the Balanced Portfolio, the Growth and Income Portfolio and the Limited-Term Income Portfolio, although the Manager does not presently intend to allocate any of the assets in the Limited-Term Income Portfolio to Barrow. The Manager pays Barrow an annualized fee equal to
 .30% on the first $200 million in

PROSPECTUS

AMR Trust assets under its discretionary management, .20% on the next $300 million, .15% on the next $500 million, and .125% on assets over $1 billion.


    BRANDYWINE ASSET MANAGEMENT, INC. ("Brandywine"), 201 North Walnut Street, Wilmington, Delaware 19801, is a privately held professional investment counseling firm founded in 1986. As of December 31, 1996, Brandywine had assets under management totaling approximately $6 billion, including approximately $285 million of assets of AMR and its subsidiaries and affiliated entities. Brandywine serves as an investment adviser to the Balanced Portfolio and the Growth and Income Portfolio. For its services to these Portfolios, the Manager pays Brandywine an annualized fee equal to .225% of assets in the Balanced Portfolio and .25% of assets in the Growth and Income Portfolio of the first $500 million of assets under its discretionary management; .225% of the next $100 million on all assets and .20% on all excess assets.



    GSB INVESTMENT MANAGEMENT, INC. ("GSB"), 301 Commerce Street, Fort Worth, Texas 76102, is a professional investment management firm which was founded in 1987 by Frank P. Ganucheau, Mark J. Stupfel, and Lyle E. Brumley. GSB is wholly owned by United Asset Management Corporation, a Delaware corporation. As of December 31, 1996, GSB managed approximately $3.2 billion of assets, including approximately $802 million of assets of AMR and its subsidiaries and affiliated entities. GSB serves as an investment adviser to the Balanced Portfolio and the Growth and Income Portfolio. The Manager pays GSB an annualized fee equal to
 .30% of the first $100 million in AMR Trust assets under its discretionary management, .25% of the next $100 million, .20% of the next $100 million, and
 .15% of all excess assets.



     HOTCHKIS AND WILEY, 800 West Sixth Street, 5th Floor, Los Angeles, California 90017, is a professional investment counseling firm which was founded in 1980 by John F. Hotchkis and George Wiley. Hotchkis and Wiley became a division of Merrill Lynch Capital Management Group, a wholly owned subsidiary of Merrill Lynch & Co., Inc., on November 12, 1996. Assets under management as of December 31, 1996 were approximately $10.2 billion, which included approximately $1.4 billion of assets of AMR and its subsidiaries and affiliated entities. Hotchkis and Wiley serves as an investment adviser to the Balanced Portfolio, the Growth and Income Portfolio and the International Equity Portfolio. The advisory contract provides for the Manager to pay Hotchkis and Wiley an annualized fee equal to .60% of the first $10 million of assets under its discretionary management, .50% of the next $140 million of assets, .30% of the next $50 million of assets, .20% of the next $800 million of assets and .15% of all excess assets.



     INDEPENDENCE INVESTMENT ASSOCIATES, INC. ("IIA"), 53 State Street, Boston, Massachusetts 02109, is a professional investment counseling firm which was founded in 1982. The firm is a wholly owned subsidiary of John Hancock Mutual Life Insurance Company. Assets under management as of December 31, 1996, including funds managed for its parent company, were approximately $25.9 billion, which

                                                                      PROSPECTUS
included approximately $981 million of assets of AMR and its subsidiaries and affiliated entities. IIA serves as an investment adviser to the Balanced Portfolio and the Growth and Income Portfolio. The Manager pays IIA an annualized fee equal to .50% of the first $30 million of AMR Trust assets under its discretionary management, .25% of the next $70 million of assets, and .20% of all excess assets.



     MORGAN STANLEY ASSET MANAGEMENT INC. ("MSAM"), 25 Cabot Square, London, United Kingdom, E14 4QA, is a wholly owned subsidiary of Morgan Stanley Group Inc. MSAM provides portfolio management and named fiduciary services to taxable and nontaxable institutions, international organizations and individuals investing in United States and international equity and debt securities. As of September 30, 1996, MSAM had assets under management totaling approximately $67.1 billion, including approximately $50.2 billion under active management and $16.9 billion as named fiduciary or fiduciary adviser. As of September 30, 1996, MSAM had investment authority over approximately $314 million of assets of AMR and its subsidiaries and affiliated entities. MSAM serves as an investment adviser to the International Equity Portfolio. For this service, the Manager pays MSAM an annual fee equal to .80% of the first $25 million in AMR Trust assets under its discretionary management, .60% of the next $25 million in assets, .50% of the next $25 million in assets and .40% of all excess assets.



     On February 5, 1997, Morgan Stanley Group Inc. and Dean Witter, Discover & Co. announced that they had entered into an Agreement and Plan of Merger to form a new company to be named Morgan Stanley, Dean Witter, Discover & Co. Subject to certain conditions being met, it is currently anticipated that the transaction will close in mid-1997. Thereafter, MSAM will be a subsidiary of Morgan Stanley, Dean Witter, Discover & Co.



     ROWE PRICE-FLEMING INTERNATIONAL, INC. ("Fleming"), 100 East Pratt Street, Baltimore, Maryland 21202, is a professional investment counseling firm founded in 1979. Fleming is a joint venture owned entirely by its three parent companies, T. Rowe Price, Robert Fleming and Jardine Fleming. As of December 31, 1996, Fleming had assets under management totaling approximately $29.0 billion, including approximately $265 million of assets of AMR and its subsidiaries and affiliated entities. Fleming serves as an investment adviser to the International Equity Portfolio, although the Manager does not presently intend to allocate assets to Fleming. For its services to the International Equity Portfolio when total assets under Fleming's management are less than $200 million, the Manager will pay Fleming an annualized fee equal to 0.75% of the first $20 million, 0.60% of the next $30 million and 0.50% on amounts over $50 million. When assets under Fleming's management exceed $200 million but are less than $500 million, the Manager will pay Fleming an annualized fee equal to 0.50% on all assets. When assets under Fleming's management exceed $500 million but are less than $750 million, the Manager will pay an annualized fee equal to 0.45% on all assets, and when assets exceed $750 million, the Manager will pay Fleming a flat fee of 0.40% on all assets. When asset levels are


PROSPECTUS
between $184 million and $200 million, Fleming will credit the Manager with an adjustment for the difference between the two fee schedules. The credit is determined by pro-rating the difference between the original tiered fee and the flat fee ($80,000 per annum at all asset levels) over the difference between $200 million and the current asset size for billing purposes.


     TEMPLETON INVESTMENT COUNSEL, INC. ("Templeton"), 500 East Broward Blvd., Suite 2100, Fort Lauderdale, Florida 33394-3091, is a professional investment counseling firm which has been providing investment services since 1979. Templeton is indirectly owned by Franklin Resources, Inc. As of December 31, 1996, Templeton had discretionary investment management authority with respect to approximately $21.7 billion of assets, including approximately $433.9 million of assets of AMR and its subsidiaries and affiliated entities. Templeton serves as an investment adviser to the International Equity Portfolio. For this service, the Manager pays Templeton an annualized fee equal to .50% of the first $100 million in AMR Trust assets under its discretionary management, .35% of the next $50 million in assets, .30% of the next $250 million in assets and .25% on assets over $400 million.



     Solely for the purpose of determining the applicable percentage rates when calculating the fees for each investment adviser other than MSAM and BT, there shall be included all other assets or trust assets of American Airlines, Inc. also under management by each respective investment adviser (except assets managed by Barrow under the HALO Bond Program). For the purpose of determining the applicable percentage rates when calculating MSAM's fees, all equity account assets managed by MSAM on behalf of American Airlines, Inc. shall be included. The inclusion of any such assets will result in lower overall fee rates being applied to the applicable Portfolio.


PURCHASE, REDEMPTION AND VALUATION OF SHARES

PURCHASING SHARES OF THE TRUST -- AMR Class shares are offered to tax-exempt retirement and benefit plans of AMR Corporation and its affiliates. Shares are sold without a sales charge at the next share price calculated after the acceptance of a purchase order. AMR Class shares are offered and orders accepted until 4:00 p.m. Eastern time on each day on which the Exchange is open for trading, which excludes the following business holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day ("Business Day"). The Trust reserves the right to reject any order for the purchase of shares and to limit or suspend, without prior notice, the offering of shares.

    AMR Class shares may be purchased and redeemed as follows:

BY WIRE -- Purchases may be made by wiring funds. To ensure prompt receipt of a transmission by wire, the investor should: telephone the transfer agent at (214) 508-5038 or (800) 658-5811 and specify the Fund whose shares are to be
                                                                      PROSPECTUS
purchased; provide the name, address, telephone number and account number of the investor; and identify the amount being wired and by which bank. If the investor is opening a new account, the transfer agent will provide the investor with an account number. The investor should instruct its bank to designate the account number which the transfer agent has assigned to the investor and to transmit the federal funds to: Federal Reserve Bank, Dallas, for NationsBank of Texas, N.A. ABA Routing #111-000-025, Corporate Trust Suspense Account No. 0180019810, reference American AAdvantage Funds, attention: Fund Account Services.

BY DEPOSITING SECURITIES -- Shares of a Fund may be purchased in exchange for an investor's securities if the securities are acceptable to its corresponding Portfolio and satisfy applicable investment objectives and policies. Investors interested in exchanging securities must first contact the Manager and acquire instructions regarding submission of a written description of the securities which the investor wishes to exchange. The investor must represent that all such securities offered to any Fund are not subject to any sale restrictions. Within five business days after receipt of the written description, the Manager will advise the investor whether the securities to be exchanged are acceptable. There is no charge for this review by the Manager. Securities accepted by a Fund must have a readily ascertainable value as evidenced by a listing on the Exchange, the American Stock Exchange or Nasdaq. Securities are valued in the manner described for valuing Portfolio assets in the section entitled "Valuation of Shares." Acceptance of such orders may occur on any day during the five-day period afforded the Manager to review the acceptability of the securities. Upon notice of acceptance of such orders, the securities must be delivered in fully negotiable form within three days. The Manager will provide delivery instructions at the time of acceptance. A gain or loss for federal income tax purposes may be realized by the investor upon the securities exchange, depending upon the adjusted tax basis and value of the securities tendered. A Fund will accept securities in this manner only for investment by its corresponding Portfolio, and not for resale.

BY MAIL -- Share purchases of any Fund may be made by mail by sending a check or other negotiable bank draft payable to the applicable Fund to "NationsBank of Texas, N.A., 11th Floor, Elm Place, P.O. Box 830840, Dallas, Texas 75283-0840,
Attn.: American AAdvantage Funds -- AMR Class." An additional purchase of shares should be accompanied by the shareholder's account number. Purchase checks are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank.

REDEMPTION OF SHARES -- Fund shares may be redeemed on any Business Day by writing directly to NationsBank of Texas, N.A. at the address above under "Purchasing Shares of the Trust -- By Mail." The redemption price will be the net asset value per share next determined after receipt by NationsBank of Texas, N.A. of all required documents in good order. "Good order" means that the request must include a letter of instruction or stock assignment specifying the number of shares or dollar amount to be PROSPECTUS redeemed, signed by an authorized signatory for the owners of the shares in the exact names in which they appear on the account, and accompanied by such other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodians, corporations, IRAs and welfare, pension and profit-sharing plans. In addition, any share certificates being redeemed must be returned duly endorsed or accompanied by a stock assignment with signatures guaranteed by a bank, trust company or member of a recognized stock exchange.

    Payment for redeemed shares will be made in cash within seven days after the receipt of a redemption request in good order. However, the Fund reserves the right to suspend redemptions or postpone the date of payment (a) for any periods during which the Exchange is closed (other than for customary weekend and holiday closings), or when trading on the Exchange is restricted, (b) at such time as an emergency exists as determined by the Securities and Exchange Commission so that disposal of a Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit for protection of the Funds' shareholders. Shares purchased by check may not be redeemed until the funds have cleared, which may take up to 15 days. Although each Fund intends to redeem shares in cash, each reserves the right to pay the redemption price in whole or in part by a distribution of readily marketable securities held by the applicable Fund's corresponding Portfolio. See the SAI for further information concerning redemptions in kind.

DISTRIBUTION OF TRUST SHARES -- Shares are distributed through the Funds' principal underwriter, BTS. BTS is compensated by the Manager, and not the Trust. The Trust does not incur any direct distribution expenses. However, the Trust has adopted a Distribution Plan in accordance with Rule 12b-1 under the 1940 Act which authorizes the use of any fees received by the Manager in accordance with the Administrative Services and the Management Agreements and any fees received by the investment advisers pursuant to their Advisory Agreements with the Manager, to be used for distribution purposes.

VALUATION OF SHARES -- The net asset value of each share (share price) of the Funds is determined as of 4:00 p.m. Eastern time on each Business Day. The net asset value of all outstanding shares of all classes will be determined based on a pro rata allocation of the value of the Fund's corresponding Portfolio's investment income, expenses and total capital gains and losses. The allocation will be based on comparative net asset value at the beginning of the day except for expenses related solely to one class of shares ("Class Expenses") which will be borne only by the appropriate class of shares. Because of the Class Expenses, the net income attributable to and the dividends payable for each class of shares may be different. Additionally, the Funds may compute differing share prices as a result of Class Expenses.

                                                                      PROSPECTUS

    Equity securities listed on securities exchanges, including all but United Kingdom securities of the International Equity Portfolio, are valued at the last quoted sales price on a designated exchange prior to the close of trading on the Exchange or, lacking any sales, on the basis of the last current bid price prior to the close of trading on the Exchange. Securities of the United Kingdom held in the International Equity Portfolio are priced at the last jobber price (mid of the bid and offer prices quoted by the leading stock jobber in the security) prior to close of trading on the Exchange. Trading in foreign markets is usually completed each day prior to the close of the Exchange. However, events may occur which affect the values of such securities and the exchange rates between the time of valuation and the close of the Exchange. Should events materially affect the value of such securities during this period, the securities are priced at fair value, as determined in good faith and pursuant to procedures approved by the AMR Board. Over-the-counter equity securities are valued on the basis of the last bid price on that date prior to the close of trading. Debt securities (other than short-term securities) will normally be valued on the basis of prices provided by a pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. In some cases, the prices of debt securities may be determined using quotes obtained from brokers. Securities for which market quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures approved by the AMR Trust Board for the AMR Trust Portfolios. Assets and liabilities denominated in foreign currencies and forward currency contracts are translated into U.S. dollar equivalents based on prevailing market rates. Investment grade short-term obligations with 60 days or less to maturity held by the Portfolios are valued using the amortized cost method as described in the SAI.

DIVIDENDS, OTHER DISTRIBUTIONS AND TAX MATTERS

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS -- Dividends and other distributions paid on each class of a Fund's shares are calculated at the same time and in the same manner. Dividends from the net investment income of the Balanced Fund, the Growth and Income Fund and the International Equity Fund are normally declared annually. Dividends consisting of substantially all of the net investment income of the Limited-Term Income Fund, which are paid monthly, normally are declared on each Business Day immediately prior to the determination of the net asset value, and are payable to shareholders of record as of the close of business on the day on which declared. The S&P 500 Index Fund distributes income dividends on the first Business Day in April, July, October and December. A Fund's net investment income attributable to the AMR Class consists of that class's share of the Fund's share of dividends and interest (including discount) accrued on its corresponding Portfolio's securities, less expenses of the Fund and the Portfolio attributable to the AMR Class. Distributions of a Fund's share of its corresponding Portfolio's realized net short-term capital gain, net capital gain (the excess of net long-term capital gain over net short-term capital loss), PROSPECTUS and net gains from foreign currency transactions, if any, normally will be made annually.

    Unless a shareholder elects otherwise on the account application, all dividends and other distributions on a Fund's AMR Class shares will be automatically declared and paid in additional AMR Class shares of that Fund. However, a shareholder may choose to have distributions of net capital gain paid in shares and dividends paid in cash or to have all such distributions and dividends paid in cash. An election may be changed at any time by delivering written notice that is received by the transfer agent at least ten days prior to the payment date for a dividend or other distribution.

TAX INFORMATION -- Each Fund is treated as a separate corporation for federal income tax purposes and intends to qualify or to continue to qualify for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended. In each taxable year that a Fund so qualifies, the Fund (but not its shareholders) will be relieved of federal income tax on that part of its investment company taxable income (generally, taxable net investment income plus any net short-term capital gain and gains from certain foreign currency transactions) and net capital gain that it distributes to its shareholders. However, a Fund will be subject to a nondeductible 4% excise tax to the extent that it fails to distribute by the end of any calendar year substantially all of its ordinary income for that calendar year and its capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. For these and other purposes, dividends and other distributions declared by a Fund in October, November or December of any year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if they are paid by the Fund during the following January. Each Portfolio has received a ruling from the Internal Revenue Service that it is classified for federal income tax purposes as a partnership; accordingly, no Portfolio is subject to federal income tax.


    The qualified retirement and benefit plans of AMR Corporation and its affiliates ("Plans"), which are the AMR Class shareholders, pay no federal income tax. Individual participants in the Plans should consult the Plans' governing documents and their own tax advisers for information on the tax consequences associated with participating in the Plans.


    The foregoing is only a summary of some of the important tax considerations generally affecting the Funds and their shareholders. Prospective investors are urged to consult their own tax advisers regarding specific questions as to the effect of federal, state or local income taxes on any investment in the Trust. For further tax information, see the SAI.

                                                                      PROSPECTUS

GENERAL INFORMATION

    The Trust currently is comprised of nine separate investment portfolios. Each Fund in this Prospectus, except the S&P 500 Index Fund, is comprised of three classes of shares, which can be issued in an unlimited number. The S&P 500 Index Fund currently offers only one class of shares. Each share represents an equal proportionate beneficial interest in that Fund and is entitled to one vote. Only shares of a particular class may vote on matters affecting that class. Only shares of a particular Fund may vote on matters affecting that Fund. All shares of the Trust vote on matters affecting the Trust as a whole. Share voting rights are not cumulative, and shares have no preemptive or conversion rights. Shares of the Trust are nontransferable. Each series in the Trust will not be involved in any vote involving a Portfolio in which it does not invest its assets. Shareholders of all of the series of the Trust, however, will vote together to elect Trustees of the Trust and for certain other matters. Under certain circumstances, the shareholders of one or more series could control the outcome of these votes.

    On most issues subjected to a vote of a Portfolio's interest holders, as required by the 1940 Act, its corresponding Fund will solicit proxies from its shareholders and will vote its interest in the Portfolio in proportion to the votes cast by that Fund's shareholders. Because a Portfolio interest holder's votes are proportionate to its percentage interests in that Portfolio, one or more other Portfolio investors could, in certain instances, approve an action against which a majority of the outstanding voting securities of its corresponding Fund had voted. This could result in that Fund's redeeming its investment in its corresponding Portfolio, which could result in increased expenses for that Fund. Whenever the shareholders of a Fund are called to vote on matters related to its corresponding Portfolio, the Board shall vote shares for which they receive no voting instructions in the same proportion as the shares for which they do receive voting instructions. Any information received from a Portfolio in the Portfolio's report to shareholders will be provided to the shareholders of its corresponding Fund.

    As a Massachusetts business trust, the Trust is not obligated to conduct annual shareholder meetings. However, the Trust will hold special shareholder meetings whenever required to do so under the federal securities laws or the Trust's Declaration of Trust or By-Laws. Trustees can be removed by a shareholder vote at special shareholder meetings.

PROSPECTUS

    As more fully described in the SAI, the following persons may be deemed to control certain Funds by virtue of their ownership of more than 25% of the outstanding shares of a Fund as of January 31, 1997:



AMERICAN AADVANTAGE BALANCED FUND
  AMR Corporation and subsidiary companies and Employee
     Benefit Trusts thereof                                   66%
AMERICAN AADVANTAGE GROWTH AND INCOME FUND
  AMR Corporation and subsidiary companies and Employee
     Benefit Trusts thereof                                   89%
AMERICAN AADVANTAGE INTERNATIONAL EQUITY FUND
  AMR Corporation and subsidiary companies and Employee
     Benefit Trusts thereof                                   80%
AMERICAN AADVANTAGE LIMITED-TERM INCOME FUND
  Retirement Advisors of America, Inc.                        60%
  AMR Corporation and subsidiary companies and Employee
     Benefit Trusts thereof                                   28%


SHAREHOLDER COMMUNICATIONS


    Shareholders will receive periodic reports, including annual and semi-annual reports which will include financial statements showing the results of the Funds' operations and other information. The financial statements of the Funds will be audited by independent auditors at least annually. Shareholder inquiries and requests for information regarding the other investment companies which also invest in the AMR Trust should be made in writing to the Funds at P.O. Box 619003, MD 5645, Dallas/Fort Worth Airport, Texas 75261-9003 or by calling (800) 388-3344. Shareholder inquiries and requests for information regarding the other investment companies which also invest in the Equity 500 Index Portfolio should be made by calling (800) 730-1313.


    NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN SALES LITERATURE SPECIFICALLY APPROVED BY OFFICERS OF THE TRUST FOR USE IN CONNECTION WITH THE OFFER OF ANY AMR CLASS SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY JURISDICTION IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.

    American AAdvantage Funds is a registered service mark of AMR Corporation. AMR Class, American AAdvantage Balanced Fund, American AAdvantage Growth and Income Fund, American AAdvantage International Equity Fund and American AAdvantage Limited-Term Income Fund are service marks and PlanAhead Class is a registered service mark of AMR Investment Services, Inc.
                                                                      PROSPECTUS

                                  -- NOTES --

                                  -- NOTES --

                          American Advantage Funds(R)

                               - AMR CLASS -(SM)
                                P.O. Box 619003
                        Dallas/Fort Worth Airport, Texas
                                   75261-9003
                                 (800) 967-9009

                            - INSTITUTIONAL CLASS -
                                P.O. Box 619003
                        Dallas/Fort Worth Airport, Texas
                                   75261-9003
                                 (800) 967-9009


                             - PLANAHEAD CLASS -(R)

                                 P.O. Box 4580
                          Chicago, Illinois 60680-4580
                                 (800) 388-3344

THIS PROSPECTUS contains important information about the Platinum Class of the AMERICAN AADVANTAGE FUNDS ("AAdvantage Trust") and the AMERICAN AADVANTAGE MILEAGE FUNDS ("Mileage Trust"), each an open-end management investment company which consists of multiple investment portfolios. This prospectus pertains only to the four funds listed on this cover page (individually referred to as a "Fund" and, collectively, the "Funds"). EACH FUND SEEKS ITS INVESTMENT OBJECTIVE BY INVESTING ALL OF ITS INVESTABLE ASSETS IN A CORRESPONDING PORTFOLIO (INDIVIDUALLY REFERRED TO AS A "PORTFOLIO" AND, COLLECTIVELY, "PORTFOLIOS") OF THE AMR INVESTMENT SERVICES TRUST ("AMR TRUST") WHICH HAS AN INVESTMENT OBJECTIVE IDENTICAL TO THE INVESTING FUND. The investment experience of each Fund will correspond directly with the investment experience of each Portfolio. Each Fund consists of multiple classes of shares designed to meet the needs of different groups of investors. Platinum Class shares are offered exclusively to customers of certain broker-dealers. Individuals should read this Prospectus carefully before making an investment decision and retain it for future reference.


IN ADDITION TO THIS PROSPECTUS, a Statement of Additional Information ("SAI") for the Platinum Class dated March 1, 1997 has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The SAI contains more detailed information about the Funds. For a free copy of the SAI, call 800-973-7977. For further information on the Funds, refer to the address and phone number on the back cover.

AN INVESTMENT IN THE FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THEY WILL BE ABLE TO MAINTAIN A STABLE PRICE OF $1.00 PER SHARE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                             ---------------------
                           [AMERICAN AADVANTAGE LOGO]

[AMERICAN AADV FUNDS LOGO]
                                 March 1, 1997
                               Available through
                          [SOUTHWEST SECURITIES LOGO]
                             ---------------------

MONEY MARKET FUND
MUNICIPAL MONEY MARKET FUND
U.S. GOVERNMENT MONEY MARKET FUND
MONEY MARKET MILEAGE FUND

The AMERICAN AADVANTAGE MONEY MARKET FUNDSM ("Money Market Fund"), AMERICAN AADVANTAGE MUNICIPAL MONEY MARKET FUNDSM ("Municipal Money Market Fund") and AMERICAN AADVANTAGE U.S. GOVERNMENT MONEY MARKET FUNDSM("U.S. Government Money Market Fund" formerly, the American AAdvantage U.S. Treasury Money Market Fund) (collectively, "AAdvantage Funds") and the AMERICAN AADVANTAGE MONEY MARKET MILEAGE FUNDSM ("Mileage Fund") each seeks current income, liquidity, and the maintenance of a stable price per share of $1.00. The Money Market Fund and the Mileage Fund seek their investment objective by investing all of their investable assets in the Money Market Portfolio of the AMR Trust ("Money Market Portfolio"), the Municipal Money Market Fund seeks its investment objective by investing all of its investable assets in the Municipal Money Market Portfolio of the AMR Trust ("Municipal Money Market Portfolio") and the U.S. Government Money Market Fund seeks its investment objective by investing all of its investable assets in the U.S. Government Money Market Portfolio of the AMR Trust ("U.S. Government Money Market Portfolio" formerly, the U.S. Treasury Money Market Portfolio), (collectively, the "Portfolios"), which in turn invest in high quality, short-term obligations. The Municipal Money Market Portfolio invests primarily in municipal obligations and the U.S. Government Money Market Portfolio invests exclusively in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and in repurchase agreements that are collateralized by such obligations.


    Under a Hub and Spoke(R)1 operating structure, each Fund seeks its investment objective by investing all of its investable assets in a corresponding Portfolio as described above. Each Portfolio's investment objective is identical to that of its corresponding Fund. Whenever the phrase "all of the Fund's investable assets" is used, it means that the only investment securities that will be held by a Fund will be that Fund's interest in its corresponding Portfolio. AMR Investment Services, Inc. ("Manager") provides investment management and administrative services to the Portfolios and administrative services to the Funds. This Hub and Spoke operating structure is different from that of many other investment companies which directly acquire and manage their own portfolios of securities. Accordingly, investors should carefully consider this investment approach. See "Investment Objectives, Policies and Risks -- Additional Information About the Portfolios." An AAdvantage Fund or the Mileage Fund may withdraw its investment in a corresponding Portfolio at any time if the applicable Trust's Board of Trustees ("Board") determines that it would be in the best interest of that Fund and its shareholders to do so. Upon any such withdrawal, that Fund's assets would be invested in accordance with the investment policies and restrictions described in this Prospectus and the SAI.


    TABLE OF FEES AND EXPENSES......................   3
    FINANCIAL HIGHLIGHTS............................   4
    INTRODUCTION....................................   9
    INVESTMENT OBJECTIVES, POLICIES AND RISKS.......  10
    INVESTMENT RESTRICTIONS.........................  18
    YIELDS AND TOTAL RETURNS........................  19
    MANAGEMENT AND ADMINISTRATION OF THE TRUSTS.....  19
    AADVANTAGE(R) MILES.............................  22
    HOW TO PURCHASE SHARES..........................  23
    HOW TO REDEEM SHARES............................  24
    VALUATION OF SHARES.............................  26
    DIVIDENDS AND TAX MATTERS.......................  26
    GENERAL INFORMATION.............................  28
    SHAREHOLDER COMMUNICATIONS......................  29


---------------

1 "Hub and Spoke" is a registered service mark of Signature Financial Group,
  Inc.
PROSPECTUS

TABLE OF FEES AND EXPENSES

     Annual Operating Expenses (as a percentage of average net assets):


                                                      MUNICIPAL      U.S. GOVERNMENT       MONEY
                                        MONEY           MONEY             MONEY           MARKET
                                        MARKET         MARKET            MARKET           MILEAGE
                                         FUND           FUND              FUND             FUND
Management Fees                          0.15%          0.15%             0.15%            0.15%

12b-1 Fees                               0.25%          0.25%             0.25%            0.10%(1)

Other Expenses                           0.53%          0.65%             0.60%            0.84%
                                         ----         ------         ---------            -----

Total Operating Expenses                 0.93%          1.05%             1.00%            1.09%
                                         ----         ------         ---------            -----
                                         ----         ------         ---------            -----


(1) The Mileage Trust anticipates that a portion of the "12b-1 Fees" charged for the current fiscal year will be used to pay for AAdvantage miles. See "AAdvantage Miles."


    The above expenses reflect the expenses of each Fund and the Portfolio in which it invests. The Board believes that the aggregate per share expenses of each Fund and its corresponding Portfolio will be approximately equal to the expenses that the Fund would incur if its assets were invested directly in the type of securities held by the Portfolio.


EXAMPLES

    A Platinum Class investor in each Fund would directly or indirectly pay on a cumulative basis the following expenses on a $1,000 investment assuming a 5% annual return:


                                                            1              3              5              10
                                                           YEAR          YEARS          YEARS          YEARS
Money Market Fund                                            9             30             51             114

Municipal Money Market Fund                                 11             33             58             128

U.S. Government Money Market Fund                           10             32             55             122
Money Market Mileage Fund                                   11             35             60             133


    The purpose of the table above is to assist a potential investor in understanding the various costs and expenses expected to be incurred directly or indirectly as a Platinum Class shareholder in a Fund. Additional information may be found under "Management and Administration of the Trusts."

THE FOREGOING EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN AND PERFORMANCE MAY BE BETTER OR WORSE THAN THE 5% ANNUAL RETURN ASSUMED IN THE EXAMPLES.

                                                                      PROSPECTUS

FINANCIAL HIGHLIGHTS


The financial highlights in the following tables for the AAdvantage Funds and the Mileage Fund have been derived from financial statements of the AAdvantage Trust and the Mileage Trust, respectively. The information has been audited by Ernst & Young LLP, independent auditor. Such information should be read in conjunction with the financial statements and the report of the independent auditor appearing in the Annual Report of the AAdvantage Trust incorporated by reference in the SAI, which contains further information about performance of the Funds and can be obtained by investors without charge.


                (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)


                                                                  MONEY MARKET FUND
                                 -----------------------------------------------------------------------------------
                                 PLATINUM CLASS                           INSTITUTIONAL CLASS
                                 --------------    -----------------------------------------------------------------
                                  PERIOD ENDED                          YEAR ENDED OCTOBER 31,
                                  OCTOBER 31,      -----------------------------------------------------------------
                                      1996            1996            1995       1994(2)        1993         1992
                                 -----------------------------------------------------------------------------------
Net asset value,
beginning of period                 $   1.00       $     1.00      $     1.00   $     1.00   $     1.00   $     1.00
                                    --------           ------          ------       ------       ------       ------
Net investment income                   0.05(3)          0.05(3)         0.06         0.04         0.03         0.04
Less dividends from net
 investment income                     (0.05)           (0.05)          (0.06)       (0.04)       (0.03)       (0.04)
                                    --------           ------          ------       ------       ------       ------
Net asset value, end of period      $   1.00       $     1.00      $     1.00   $     1.00   $     1.00   $     1.00
                                    --------           ------          ------       ------       ------       ------
                                    --------           ------          ------       ------       ------       ------
Total return (annualized)               4.85%(4)         5.57%           5.96%        3.85%        3.31%        4.41%
                                    --------           ------          ------       ------       ------       ------
                                    --------           ------          ------       ------       ------       ------
Ratios/supplemental data:
 Net assets, end of period
  (in thousands)                    $119,981       $1,406,939      $1,206,041   $1,893,144   $2,882,947   $2,223,829
 Ratios to average net assets
  (annualized)(5)(6):
  Expenses                              0.94%(3)         0.24%(3)        0.23%        0.21%        0.23%        0.26%
  Net investment income                 4.63%(3)         5.41%(3)        5.79%        3.63%        3.23%        4.06%



(1) The Money Market Fund commenced active operations on September 1, 1987. The Platinum Class commenced active operations on November 7, 1995.


(2) Average shares outstanding for the period rather than end of period shares were used to compute net investment income per share.


(3) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the Money Market Portfolio.



(4) Total return for the Platinum Class for the period ended October 31, 1996 reflects Institutional Class returns from November 1, 1995 through November 6, 1995 and returns of the Platinum Class through October 31, 1996. Due to the different expense structures between the classes, total return would vary from the results shown had the Platinum Class been in operation for the entire year.



(5) The method of determining average net assets was changed from a monthly average to a daily average starting with the year ended October 31, 1992.



(6) Effective October 1, 1990, expenses include administrative services fees paid by the Fund to the Manager. Prior to that date, expenses exclude shareholder services fees paid directly by shareholders to the Manager, which amounted to less than $.01 per share in each period on an annualized basis.


PROSPECTUS

                                                          MONEY MARKET FUND--INSTITUTIONAL CLASS
                                             ----------------------------------------------------------------
                                                                                                    PERIOD
                                                         YEAR ENDED OCTOBER 31,                     ENDED
                                             -----------------------------------------------     OCTOBER 31,
                                               1991         1990         1989         1988         1987(1)
                                             ----------------------------------------------------------------
Net asset value,
beginning of period                          $   1.00     $   1.00     $   1.00     $   1.00       $  1.00
                                                -----        -----        -----        -----      --------
Net investment income                            0.07         0.08         0.09         0.08          0.01
Less dividends from net investment
 income                                         (0.07)       (0.08)       (0.09)       (0.08)        (0.01)
                                                -----        -----        -----        -----      --------
Net asset value, end of period               $   1.00     $   1.00     $   1.00     $   1.00       $  1.00
                                                -----        -----        -----        -----      --------
                                                -----        -----        -----        -----      --------
Total return (annualized)                        7.18%        8.50%        9.45%        7.54%         6.70%
                                                -----        -----        -----        -----      --------
                                                -----        -----        -----        -----      --------
Ratios/supplemental data:
 Net assets, end of period
  (in thousands)                             $715,280     $745,405     $385,916     $330,230       $71,660
 Ratios to average net assets
  (annualized)(4)(5):
  Expenses                                       0.24%        0.20%        0.22%        0.28%         0.48%
  Net investment income                          6.93%        8.19%        9.11%        7.54%         6.78%


                                                                      PROSPECTUS

                           (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)


                                                            MUNICIPAL MONEY MARKET FUND
                                         -----------------------------------------------------------------
                                         PLATINUM CLASS                   INSTITUTIONAL CLASS
                                         --------------       --------------------------------------------
                                          PERIOD ENDED                     YEAR ENDED        PERIOD ENDED
                                          OCTOBER 31,                      OCTOBER 31,        OCTOBER 31,
                                              1995             1996           1995              1994(1)
                                         -----------------------------------------------------------------
Net asset value, beginning of period        $  1.00           $1.00           $1.00             $ 1.00
                                           --------           -----         -------          ---------
Net investment income                          0.03(2)         0.04(2)         0.04               0.02
Less dividends from net investment
income                                        (0.03)          (0.04)          (0.04)             (0.02)
                                           --------           -----         -------          ---------
Net asset value, end of period              $  1.00           $1.00           $1.00             $ 1.00
                                           --------           -----         -------          ---------
                                           --------           -----         -------          ---------
Total return (annualized)                      2.88%(3)        3.59%           3.75%              2.44%
                                           --------           -----         -------          ---------
                                           --------           -----         -------          ---------
Ratios/supplemental data:
 Net assets, end of period (in
  thousands)                                $49,862           $   6           $   7             $9,736
 Ratios to average net assets
  (annualized)(4):
  Expenses                                     0.97%(2)        0.27%(2)        0.35%              0.30%
  Net investment income                        2.72%(2)        3.49%(2)        3.70%              2.38%



(1) The Municipal Money Market Fund commenced active operations on November 10, 1993. The Platinum Class commenced active operations on November 7, 1995.



(2) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the Municipal Money Market Portfolio.



(3) The total return for the Platinum Class for the period ended October 31, 1996 reflects Institutional Class returns from November 1, 1995 through November 6, 1995 and returns of the Platinum Class through October 31, 1996. Due to the different expense structures between the classes, total return would vary from the results shown had the Platinum Class been in operation for the entire year.



(4) Operating results exclude management and administrative services fees waived by the Manager. Had the Fund paid such fees, the ratio of expenses and net investment income to average net assets of the Institutional Class would have been 0.50% and 2.18%, respectively for the period ended October 31, 1994; 0.55% and 3.50%, respectively, for the year ended October 31, 1995, and 0.33% and 3.43%, respectively for the year ended October 31, 1996. The ratio of expenses and net investment income to average net assets of the Platinum Class would have been 1.02% and 2.67%, respectively for the period ended October 31, 1996.


PROSPECTUS

                           (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)


                                                  U.S. GOVERNMENT MONEY MARKET FUND
                           -------------------------------------------------------------------------------
                           PLATINUM CLASS                         INSTITUTIONAL CLASS
                           --------------     ------------------------------------------------------------
                               PERIOD                                                            PERIOD
                               ENDED                     YEAR ENDED OCTOBER 31,                  ENDED
                            OCTOBER 31,       --------------------------------------------    OCTOBER 31,
                                1996           1996          1995      1994(2)      1993        1992(1)
                           --------------     ------------------------------------------------------------
Net asset value,
beginning of period           $  1.00         $  1.00       $  1.00    $ 1.00     $   1.00      $  1.00
                             --------            ----          ----    ------        -----     --------
Net investment income            0.04(3)         0.05(3)       0.06      0.04         0.03         0.02
Less dividends from
net investment income           (0.04)          (0.05)        (0.06)    (0.04)       (0.03)       (0.02)
                             --------            ----          ----    ------        -----     --------
Net asset value,
end of period                 $  1.00         $  1.00       $  1.00    $ 1.00     $   1.00      $  1.00
                             --------            ----          ----    ------        -----     --------
                             --------            ----          ----    ------        -----     --------
Total return
(annualized)                     4.58%(4)        5.29%         5.67%     3.70%        3.07%        3.61%
                             --------            ----          ----    ------        -----     --------
                             --------            ----          ----    ------        -----     --------
Ratios/supplemental data:
 Net assets, end of period
  (in thousands)              $52,153         $25,595       $47,184    $67,607    $136,813      $91,453
 Ratios to average net
  assets (annualized)(5):
  Expenses                       1.00%(3)        0.32%(3)      0.32%     0.25%        0.23%        0.27%(6)
  Net investment income          4.35%(3)        5.16%(3)      5.49%     3.44%        2.96%        3.46%(6)



(1) Prior to March 1, 1997 the U.S. Government Money Market Fund was known as the American AAdvantage U.S. Treasury Money Market Fund and operated under different investment policies. The American AAdvantage U.S. Treasury Money Market Fund commenced active operations on March 2, 1992. The Platinum Class commenced active operations on November 7, 1995.



(2) Average shares outstanding for the period rather than end of period shares were used to compute net investment income per share.



(3) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the U.S. Government Money Market Portfolio.



(4) Total return for the Platinum Class for the period ended October 31, 1996 reflects Institutional Class returns from November 1, 1995 through November 6, 1995 and returns of the Platinum Class through October 31, 1996. Due to the different expense structures between the classes, total return would vary from the results shown had the Platinum Class been in operation for the entire year.



(5) The method of determining average net assets was changed from a monthly average to a daily average starting with the period ended October 31, 1994.



(6) Estimated based on expected annual expenses and actual average net assets.


                                                                      PROSPECTUS

                           (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)


                                                       MONEY MARKET MILEAGE FUND
                                              --------------------------------------------
                                               PLATINUM CLASS(1)         MILEAGE CLASS
                                              --------------------    --------------------
                                                  PERIOD ENDED             YEAR ENDED
                                                OCTOBER 31, 1996        OCTOBER 31, 1996
                                              --------------------    --------------------
Net asset value, beginning of period                $  1.00                 $   1.00
                                                     ------                  -------
Net investment income                                  0.03                     0.05
Less dividends from net investment income             (0.03)                  (0.05)
                                                     ------                  -------
Net asset value, end of period                      $  1.00                 $   1.00
                                                     ======                  =======
Total return (annualized)                              4.78%                    5.12%
                                                     ======                  =======
Ratios/supplemental data:
  Net assets, end of period
    (in thousands)                                  $15,429                 $106,709
  Ratios to average net assets
    (annualized)(2)(3):
    Expenses                                           1.09%                    0.67%
    Net investment income                              4.48%                    5.02%



(1) The Platinum Class of the Money Market Mileage Fund commenced active operations on January 29, 1996, and at that time the existing shares of the Fund were designated as Mileage Class shares.



(2) The per share amounts reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the Money Market Portfolio.



(3) Operating results exclude expenses reimbursed by the Manager. Had the Fund paid such fees, the ratio of expenses and net investment income to average net assets would have been 1.24% and 4.33%, respectively for the Platinum Class for the period ended October 31, 1996 and 0.78% and 4.91%, respectively for the Mileage Class for the year ended October 31, 1996.


PROSPECTUS

INTRODUCTION


The AAdvantage Trust and the Mileage Trust are open-end, diversified management investment companies, organized as Massachusetts business trusts on January 16, 1987 and February 22, 1995, respectively. The AAdvantage Funds are three of the several investment portfolios of the AAdvantage Trust and the Mileage Fund is a separate investment portfolio of the Mileage Trust. Each Fund has the same investment objective but may have different investment policies. Each Fund invests all of its investable assets in a corresponding Portfolio of the AMR Trust with an identical investment objective. Each AAdvantage Fund has multiple classes, including: the "Platinum Class," for customers of certain broker-dealers; the "Institutional Class," primarily for institutional investors investing at least $2 million in the Funds; and the "PlanAhead Class," for all investors, including smaller institutional investors, investors using intermediary organizations such as discount brokers or plan sponsors, individual retirement accounts and self-employed individual retirement plans. The Money Market Mileage Fund currently consists of two classes of shares: the "Platinum Class," as described above; and the "Mileage Class," which is available directly to individuals and certain grantor trusts. Qualified retirement plans are not eligible investors in the Money Market Mileage Fund. This Prospectus relates only to the Platinum Class. For further information about the other classes, or to obtain a prospectus free of charge, call (800) 967-9009 or write to P.O. Box 619003, MD 5645, Dallas/Ft. Worth Airport, Texas 75261.



    Although each class of shares is designed to meet the needs of different categories of investors, all classes of each Fund share the same portfolio of investments and a common investment objective. See "Investment Objectives, Policies and Risks." There is no guarantee that a Fund will achieve its investment objective. Based on its value, a share of a Fund, regardless of class, will receive a proportionate share of the investment income and the gains (or losses) earned (or incurred) by the Fund. It also will bear its proportionate share of expenses that are allocated to the Fund as a whole. However, certain expenses are allocated separately to each class of shares.


    The Manager provides the Funds and their corresponding Portfolios with investment advisory and administrative services. Investment decisions for the Portfolios are made by the Manager in accordance with the investment objectives, policies and restrictions described in this Prospectus and in the SAI.

    Platinum Class shares are sold without any sales charges at the next share price calculated after an investment is received and accepted. Shares will be redeemed at the next share price calculated after receipt of a redemption order. See "How to Purchase Shares" and "How to Redeem Shares."

                                                                      PROSPECTUS

     Each shareholder in the Mileage Fund will receive American Airlines(R) AAdvantage(R) travel awards program ("AAdvantage") miles.((2)) AAdvantage miles will be posted monthly to each shareholder's AAdvantage account at an annual rate of one mile for every $10 invested in the Fund. See "AAdvantage Miles."


INVESTMENT OBJECTIVES, POLICIES AND RISKS

    The investment objective and policies of each Fund and its corresponding Portfolio are described below. Except as otherwise indicated, the investment policies of any Fund may be changed at any time by the applicable Board to the extent that such changes are consistent with the investment objective of the applicable Fund. However, each Fund's investment objective may not be changed without a majority vote of that Fund's outstanding shares, which is defined as the lesser of (a) 67% of the shares of the applicable Fund present or represented if the holders of more than 50% of the shares are present or represented at the shareholders' meeting, or (b) more than 50% of the shares of the applicable Fund (hereinafter, "majority vote"). A Portfolio's investment objective may not be changed without a majority vote of that Portfolio's interest holders.

    Each Fund has a fundamental investment policy which allows it to invest all of its investable assets in its corresponding Portfolio. All other fundamental investment policies and the non-fundamental investment policies of each Fund and its corresponding Portfolio are identical. Therefore, although the following discusses the investment policies of each Portfolio and the AMR Trust's Board of Trustees ("AMR Trust Board"), it applies equally to each Fund and the applicable Board.


INVESTMENT OBJECTIVE OF THE FUNDS -- The investment objective of each of the Funds is to seek current income, liquidity and the maintenance of a stable $1.00 price per share. The Funds seek to achieve this objective by investing all of their investable assets in their corresponding Portfolios, which invest in high quality, U.S. dollar-denominated short-term obligations that have been determined by the Manager or the AMR Trust Board to present minimal credit risks. Portfolio investments are valued based on the amortized cost valuation technique pursuant to Rule 2a-7 under the Investment Company Act of 1940 ("1940 Act"). See the SAI for an explanation of amortized cost. Obligations in which the Portfolios invest generally have remaining maturities of 397 days or less, although instruments subject to repurchase agreements and certain variable and floating rate obligations may bear longer final maturities. The average dollar-weighted portfolio maturity of each Portfolio will not exceed 90 days.


---------------


(2) American Airlines and AAdvantage are registered trademarks of American Airlines, Inc.

PROSPECTUS

AMERICAN AADVANTAGE MONEY MARKET FUND AND AMERICAN AADVANTAGE MONEY MARKET MILEAGE FUND -- The Funds' corresponding Portfolio may invest in obligations permitted to be purchased under Rule 2a-7 of the 1940 Act including, but not limited to, (1) obligations of the U.S. Government or its agencies or instrumentalities; (2) loan participation interests, medium-term notes, funding agreements and asset-backed securities; (3) domestic, Yankeedollar and Eurodollar certificates of deposit, time deposits, bankers' acceptances, commercial paper, bank deposit notes and other promissory notes including floating or variable rate obligations issued by U.S. or foreign bank holding companies and their bank subsidiaries, branches and agencies; and (4) repurchase agreements involving the obligations listed above. The Money Market Portfolio will invest only in issuers or instruments that at the time of purchase (1) have received the highest short-term rating by two nationally recognized statistical rating organizations ("Rating Organizations") such as "A-1" by Standard & Poor's and "P-1" by Moody's Investor Services, Inc.; (2) are single rated and have received the highest short-term rating by a Rating Organization; or (3) are unrated, but are determined to be of comparable quality by the Manager pursuant to guidelines approved by the AMR Trust Board and subject to the ratification of the AMR Trust Board. See the SAI for definitions of the foregoing instruments and rating systems.


    The Portfolio will invest more than 25% of its assets in obligations issued by the banking industry. However, for temporary defensive purposes during periods when the Manager believes that maintaining this concentration may be inconsistent with the best interests of shareholders, the Portfolio will not maintain this concentration.


    Investments in Eurodollar (U.S. dollar obligations issued outside the United States by domestic or foreign entities) and Yankeedollar (U.S. dollar obligations issued inside the United States by foreign entities) obligations involve additional risks. Most notably, there generally is less publicly available information about foreign issuers; there may be less governmental regulation and supervision; foreign issuers may use different accounting and financial standards; and the adoption of foreign governmental restrictions may affect adversely the payment of principal and interest on foreign investments. In addition, not all foreign branches of United States banks are supervised or examined by regulatory authorities as are United States banks, and such branches may not be subject to reserve requirements.


    Variable amount master demand notes in which the Portfolio may invest are unsecured demand notes that permit the indebtedness thereunder to vary, and provide for periodic adjustments in the interest rate. Because master demand notes are direct lending arrangements between the Portfolio and the issuer, they are not normally traded. There is no secondary market for the notes; however, the period of time remaining until payment of principal and accrued interest can be recovered under a variable amount master demand note generally shall not exceed seven days. To the extent this period is exceeded, the note in question would be considered illiquid. Issuers of variable amount master demand notes must satisfy the same criteria as set
                                                                      PROSPECTUS
forth for other promissory notes (e.g. commercial paper). The Portfolio will invest in variable amount master demand notes only when such notes are determined by the Manager, pursuant to guidelines established by the AMR Trust Board, to be of comparable quality to rated issuers or instruments eligible for investment by the Portfolio. In determining average dollar-weighted portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of the interest rate or the period of time remaining until the principal amount can be recovered from the issuer on demand.

    The Portfolio also may engage in dollar rolls or purchase or sell securities on a "when-issued" and on a "forward commitment" basis. The purchase or sale of when-issued securities enables an investor to hedge against anticipated changes in interest rates and prices by locking in an attractive price or yield. The price of when-issued securities is fixed at the time the commitment to purchase or sell is made, but delivery and payment for the when-issued securities take place at a later date, normally one to two months after the date of purchase. During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest accrues to the purchaser. Such transactions therefore involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date. A sale of a when-issued security also involves the risk that the other party will be unable to settle the transaction. Dollar rolls are a type of forward commitment transaction. Purchases and sales of securities on a forward commitment basis involve a commitment to purchase or sell securities with payment and delivery to take place at some future date, normally one to two months after the date of the transaction. As with when-issued securities, these transactions involve certain risks, but they also enable an investor to hedge against anticipated changes in interest rates and prices. Forward commitment transactions are executed for existing obligations, whereas in a when-issued transaction, the obligations have not yet been issued. When purchasing securities on a when-issued or forward commitment basis, a segregated account of liquid assets at least equal to the value of purchase commitments for such securities will be maintained until the settlement date.

AMERICAN AADVANTAGE MUNICIPAL MONEY MARKET FUND -- The Fund's corresponding Portfolio may invest in municipal obligations issued by or on behalf of the governments of states, territories, or possessions of the United States; the District of Columbia; and their political subdivisions, agencies and instrumentalities if the interest these obligations provide is generally exempt from federal income tax. The Municipal Money Market Portfolio will invest only in issuers or instruments that at the time of purchase (1) are guaranteed by the U.S. Government, its agencies, or instrumentalities; (2) are secured by letters of credit that are irrevocable and issued by banks which qualify as authorized issuers for the Money Market Portfolio (see "American AAdvantage Money Market Fund"); (3) are guaranteed by one or more municipal bond insurance policies that cannot be canceled and issued by third-party guarantors possessing the PROSPECTUS highest claims-paying rating from a Rating Organization; (4) have received one of the two highest short-term ratings from at least two Rating Organizations;
(5) are single rated and have received one of the two highest short-term ratings from that Rating Organization; (6) have no short-term rating but the instrument is comparable to the issuer's rated short-term debt; (7) have no short-term rating (or comparable rating) but have received one of the top two long-term ratings from all Rating Organizations rating the issuer or instrument; or (8) are unrated, but are determined to be of comparable quality by the Manager pursuant to guidelines approved by, and subject to the oversight of, the AMR Trust Board. The Portfolio may also invest in other investment companies. Ordinarily at least 80% of the Portfolio's net assets will be invested in municipal obligations the interest from which is exempt from federal income tax. However, should market conditions warrant, the Portfolio may invest up to 20% (or for temporary defensive purposes, up to 100%) of its assets in obligations subject to federal income tax which are eligible investments for the Money Market Portfolio.

    The Portfolio may invest in certain municipal obligations which have rates of interest that are adjusted periodically according to formulas intended to minimize fluctuations in the values of these instruments. These instruments, commonly known as variable rate demand obligations, are long-term instruments which allow the purchaser, at its discretion, to redeem securities before their final maturity at par plus accrued interest upon notice (typically 7 to 30 days).


    Municipal obligations may be backed by the full taxing power of a municipality ("general obligations"), or by the revenues from a specific project or the credit of a private organization ("revenue obligations"). Some municipal obligations are collateralized as to payment of principal and interest by an escrow of U.S. Government or federal agency obligations, while others are insured by private insurance companies, while still others may be supported by letters of credit furnished by domestic or foreign banks. The Portfolio's investments in municipal obligations may include fixed, variable, or floating rate general obligations and revenue obligations (including municipal lease obligations and resource recovery obligations); zero coupon and asset-backed obligations; variable rate auction and residual interest obligations; tax, revenue, or bond anticipation notes; and tax-exempt commercial paper. See the SAI for a further discussion of the foregoing obligations. In addition, the Portfolio may purchase or sell securities on a when-issued and on a forward commitment basis as described under "American AAdvantage Money Market Fund" and "American AAdvantage Money Market Mileage Fund."


    The Portfolio may invest more than 25% of the value of its total assets in municipal obligations which are related in such a way that an economic, business or political development or change affecting one such security would also affect the other securities; for example, securities the interest of which is paid from revenues of similar types of projects, or securities whose issuers are located in the same state. As a result,
                                                                      PROSPECTUS
the Portfolio may be subject to greater risk compared to a fund that does not follow this practice. However, this risk is mitigated because it is anticipated that most of the Portfolio's assets will be insured or backed by bank letters of credit. Additionally, the Portfolio may invest more than 25% of the value of its total assets in industrial development bonds which, although issued by industrial development authorities, may be backed only by the assets and revenues of the non-governmental users.

    The Portfolio may also invest in municipal obligations that constitute "private activity obligations." These include obligations that finance student loans, residential rental projects, and solid waste disposal facilities. To the extent the Portfolio earns interest income on private activity obligations, shareholders will be required to treat the portion of the Fund's distributions attributable to its share of such interest as a "tax preference item" for purposes of determining their liability for the federal alternative minimum tax ("AMT") and, as a result, may become subject to (or increase their liability for) the AMT. Shareholders should consult their own tax advisers to determine whether they may be subject to the AMT. The Portfolio may invest in private activity obligations without limitation and it is anticipated that a substantial portion of the Portfolio's assets will be invested in these obligations. As a result, a substantial portion of the Fund's distributions may be a tax preference item, which will reduce the net return from the Fund for taxpayers subject to the AMT. Interest on "qualified" private activity obligations is exempt from federal income tax.


AMERICAN AADVANTAGE U.S. GOVERNMENT MONEY MARKET FUND -- The Fund's corresponding Portfolio will invest exclusively in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements which are collateralized by such obligations. U.S. Government securities include direct obligations of the U.S. Treasury (such as Treasury bills, Treasury notes and Treasury bonds). The Fund may invest in securities issued by the Agency for International Development, Farmers Home Administration, Farm Credit Banks, Federal Home Loan Bank, Federal Intermediate Credit Bank, Federal Financing Bank, Federal Land Bank, FNMA, GNMA, General Services Administration, Rural Electrification Administration, Small Business Administration, Tennessee Valley Authority, and others. Some of these obligations, such as those issued by the Federal Home Loan Bank and FHLMC, are supported only by the credit of the agency or instrumentality issuing the obligation and the discretionary authority of the U.S. Government to purchase the agency's obligations. See the SAI for a further discussion of the foregoing obligations. Counterparties for repurchase agreements must be approved by the AMR Trust Board. The Portfolio may purchase or sell securities on a "when-issued" or a "forward commitment" basis as described under "American AAdvantage Money Market Fund" and "American AAdvantage Money Market Mileage Fund."


OTHER INVESTMENT POLICIES -- In addition to the investment policies described previously, each Portfolio may also lend its securities, enter into fully collateralized repurchase agreements, and invest in private placement offerings. PROSPECTUS

SECURITIES LENDING. Each Portfolio may lend securities to broker-dealers or other institutional investors pursuant to agreements requiring that the loans be continuously secured by any combination of cash, securities of the U.S. Government and its agencies and instrumentalities and approved bank letters of credit that at all times equal at least 100% of the market value of the loaned securities. Such loans will not be made if, as a result, the aggregate amount of all outstanding securities loans by any Portfolio would exceed 33 1/3% of its total assets. A Portfolio continues to receive interest on the securities loaned and simultaneously earns either interest on the investment of the cash collateral or fee income if the loan is otherwise collateralized. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities loaned or loss of rights in the collateral. However, the Portfolios seek to minimize this risk by making loans only to borrowers which are deemed by the Manager to be of good financial standing and which have been approved by the AMR Trust Board. For purposes of complying with each Portfolio's investment policies and restrictions, collateral received in connection with securities loans will be deemed an asset of a Portfolio to the extent required by law. The Manager will receive compensation for administrative and oversight functions with respect to securities lending. The amount of such compensation will depend on the income generated by the loan of each Portfolio's securities. The SEC has granted exemptive relief that permits the Portfolios to invest cash collateral received from securities lending transactions in shares of one or more private investment companies managed by the Manager. See the SAI for further information regarding loan transactions.



REPURCHASE AGREEMENTS. A repurchase agreement is an agreement under which securities are acquired by a Portfolio from a securities dealer or bank subject to resale at an agreed upon price on a later date. The acquiring Portfolio bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Portfolio is delayed or prevented from exercising its rights to dispose of the collateral securities. However, the Manager attempts to minimize this risk by entering into repurchase agreements only with financial institutions which are deemed to be of good financial standing and which have been approved by the AMR Trust Board. See the SAI for more information regarding repurchase agreements.



PRIVATE PLACEMENT OFFERINGS. Investments in private placement offerings are made in reliance on the "private placement" exemption from registration afforded by
Section 4(2) of the Securities Act of 1933 (the "1933 Act"), and resold to qualified institutional buyers under Rule 144A under the 1933 Act ("Section 4(2) securities"). Section 4(2) securities are restricted as to disposition under the federal securities laws, and generally are sold to institutional investors such as the Portfolios, that agree they are purchasing the securities for investment and not with an intention to distribute to the public. Any resale by the purchaser must be pursuant to an exempt transaction and may be accomplished in accordance with Rule 144A. Section 4(2) securities normally are resold to other institutional investors such as the Portfolios through or with the assistance of the issuer or dealers that make a market in the Section 4(2) securities,

                                                                      PROSPECTUS
thus providing liquidity. The Portfolios will not invest more than 10% of their respective net assets in Section 4(2) securities and other illiquid securities unless the Manager determines, by continuous reference to the appropriate trading markets and pursuant to guidelines approved by the AMR Trust Board, that any Section 4(2) securities held by such Portfolio in excess of this level are at all times liquid.


    The AMR Trust Board and the Manager, pursuant to the guidelines approved by the AMR Trust Board, will carefully monitor the Portfolios' investments in
Section 4(2) securities offered and sold under Rule 144A, focusing on such important factors, among others, as: valuation, liquidity, and availability of information. Investments in Section 4(2) securities could have the effect of reducing a Portfolio's liquidity to the extent that qualified institutional buyers no longer wish to purchase these restricted securities.


BROKERAGE PRACTICES -- The Portfolios normally will not incur any brokerage commissions on their transactions because money market instruments are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission. The price of the obligation, however, usually includes a profit to the dealer. Obligations purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. No commissions or discounts are paid when securities are purchased directly from an issuer.


ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS -- As previously described, investors should be aware that each Fund, unlike mutual funds that directly acquire and manage their own portfolios of securities, seeks to achieve its investment objective by investing all of its investable assets in a corresponding Portfolio of the AMR Trust, which is a separate investment company. Since a Fund will invest only in its corresponding Portfolio, that Fund's shareholders will acquire only an indirect interest in the investments of the Portfolio.


    The Manager expects, although it cannot guarantee, that the AAdvantage Trust and the Mileage Trust will achieve economies of scale by investing in the AMR Trust. In addition to selling their interests to the Funds, the Portfolios may sell their interests to other non-affiliated investment companies and/or other institutional investors. All institutional investors in a Portfolio will pay a proportionate share of the Portfolio's expenses and will invest in that Portfolio on the same terms and conditions. However, if another investment company invests all of its assets in a Portfolio, it would not be required to sell its shares at the same public offering price as a Fund and would be allowed to charge different sales commissions. Therefore, investors in a Fund may experience different returns from investors in another investment company that invests exclusively in that Fund's corresponding Portfolio.

PROSPECTUS

    The Fund's investment in a Portfolio may be materially affected by the actions of large investors in that Portfolio, if any. For example, as with all open-end investment companies, if a large investor were to redeem its interest in a Portfolio, that Portfolio's remaining investors could experience higher pro rata operating expenses, thereby producing lower returns. As a result, that Portfolio's security holdings may become less diverse, resulting in increased risk. Institutional investors in a Portfolio that have a greater pro rata ownership interest in the Portfolio than the Fund could have effective voting control over the operation of that Portfolio. A material change in a Portfolio's fundamental objective, policies and restrictions, that is not approved by the shareholders of its corresponding Fund could require that Fund to redeem its interest in the Portfolio. Any such redemption could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) by the Portfolio. Should such a distribution occur, that Fund could incur brokerage fees or other transaction costs in converting such securities to cash. In addition, a distribution in kind could result in a less diversified portfolio of investments for that Fund and could affect adversely its liquidity.

    The Portfolios' and their corresponding Funds' investment objectives and policies are described above. See "Investment Restrictions" for a description of their investment restrictions. The investment objective of a Fund can be changed only with shareholder approval. The approval of a Fund and of other investors in its corresponding Portfolio, if any, is not required to change the investment objective, policies or limitations of that Portfolio, unless otherwise specified. Written notice shall be provided to shareholders of a Fund within thirty days prior to any changes in its corresponding Portfolio's investment objective. If the investment objective of a Portfolio changes and the shareholders of its corresponding Fund do not approve a parallel change in that Fund's investment objective, the Fund would seek an alternative investment vehicle or the Manager would actively manage the Fund.

    See "Management and Administration of the Trusts" for a complete description of the investment management fee and other expenses associated with a Fund's investment in its corresponding Portfolio. This Prospectus and the SAI contain more detailed information about each Fund and its corresponding Portfolio, including information related to (1) the investment objective, policies and restrictions of each Fund and its corresponding Portfolio, (2) the Board of Trustees and officers of the AAdvantage Trust, the MileageTrust and the AMR Trust, (3) brokerage practices, (4) the Funds' shares, including the rights and liabilities of its shareholders, (5) additional performance information, including the method used to calculate yield and total return, and (6) the determination of the value of each Fund's shares.

                                                                      PROSPECTUS

INVESTMENT RESTRICTIONS


The following fundamental investment restrictions and the non-fundamental investment restriction are identical for each Fund and its corresponding Portfolio. Therefore, although the following discusses the investment restrictions of each Portfolio and the AMR Trust Board, it applies equally to each Fund and its respective Board. The following fundamental investment restrictions may be changed with respect to a particular Fund by the majority vote of that Fund's outstanding shares or with respect to a Portfolio by the majority vote of that Portfolio's interest holders. No Portfolio may:


    - Invest more than 5% of its total assets (taken at market value) in securities of any one issuer, other than obligations issued by the U.S. Government, its agencies and instrumentalities, or purchase more than 10% of the voting securities of any one issuer, with respect to 75% of a Portfolio's total assets. In addition, although not a fundamental investment restriction and therefore subject to change without shareholder vote, the Money Market Portfolio and the U.S. Treasury Money Market Portfolio apply this restriction with respect to 100% of their assets.


    - Invest more than 25% of its total assets in the securities of companies primarily engaged in any one industry other than the U.S. Government, its agencies and instrumentalities or, with respect to the Money Market Portfolio, the banking industry. Municipal governments and their agencies and authorities are not deemed to be industries. Finance companies as a group are not considered a single industry for purposes of this policy. Further, wholly owned subsidiaries of finance companies will be considered to be in the industries of their parent companies if their activities are primarily related to financing the activities of their parent companies.



The following non-fundamental investment restriction may be changed with respect to a particular Fund by a vote of a majority of its respective Board or with respect to a Portfolio by a vote of a majority of the AMR Trust Board: no Portfolio may invest more than 10% of its net assets in illiquid securities, including time deposits and repurchase agreements that mature in more than seven days.



    The above percentage limits are based upon asset values at the time of the applicable transaction; accordingly, a subsequent change in asset values will not affect a transaction that was in compliance with the investment restrictions at the time such transaction was effected. See the SAI for other investment limitations.


PROSPECTUS

YIELDS AND TOTAL RETURNS

From time to time each class of the Funds may advertise its "current yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The current yield refers to the income generated by an investment over a seven calendar-day period (which period will be stated in the advertisement). This income is then annualized by assuming the amount of income generated by the investment during that week is earned each week over a one-year period, and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by the investment is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of this assumed reinvestment. The Municipal Money Market Fund may also quote "tax equivalent yields," which show the taxable yields a shareholder would have to earn before federal income taxes to equal this Fund's tax-exempt yields. The tax equivalent yield is calculated by dividing the Fund's tax-exempt yield by the result of one minus a stated federal income tax rate. If only a portion of the Fund's income was tax-exempt, only that portion is adjusted in the calculation. As stated earlier, the Fund considers interest on private activity obligations to be exempt from federal income tax. Total return quotations advertised by the Funds may reflect the average annual compounded (or aggregate compounded) rate of return during the designated time period based on a hypothetical initial investment and the redeemable value of that investment at the end of the period. The Funds will at times compare their performance to applicable published indices, and may also disclose their performance as ranked by certain ranking entities. Each class of a Fund has different expenses which will impact its performance. See the SAI for more information about the calculation of yields and total returns.

MANAGEMENT AND ADMINISTRATION OF THE TRUSTS


FUND MANAGEMENT AGREEMENT -- The AAdvantage Trust's Board and the Mileage Trust's Board have general supervisory responsibility over their respective Trust's affairs. The Manager provides or oversees all administrative, investment advisory and portfolio management services for the AAdvantage Trust pursuant to a Management Agreement, dated April 3, 1987, as amended on December 17, 1996, together with the Administrative Services Agreement described below. The Manager provides or oversees all administrative, investment advisory and portfolio management services for the Mileage Trust pursuant to a Management Agreement, dated October 1, 1995. The AMR Trust and the Manager also entered into a Management Agreement dated, October 1, 1995, which obligates the Manager to provide or oversee all administrative, investment advisory and portfolio management services for the AMR Trust. The

                                                                      PROSPECTUS

Manager, located at 4333 Amon Carter Boulevard, MD 5645, Fort Worth, Texas 76155, is a wholly owned subsidiary of AMR Corporation ("AMR"), the parent company of American Airlines, Inc., and was organized in 1986 to provide investment management, advisory, administrative and asset management consulting services. The Manager serves as the sole investment adviser to the Portfolios. As of December 31, 1996, the Manager had assets under management totaling approximately $16.0 billion, including approximately $5.7 billion under active management and $10.3 billion as named fiduciary or fiduciary adviser. Of the total, approximately $11.9 billion of assets are related to AMR. American Airlines, Inc. is not responsible for investments made in the American AAdvantage Funds or the American AAdvantage Mileage Funds.



    The Manager provides the Trust and the AMR Trust with office space, office equipment and personnel necessary to manage and administer the Trusts' operations. This includes complying with reporting requirements; corresponding with shareholders; maintaining internal bookkeeping, accounting and auditing services and records; and supervising the provision of services to the Trusts by third parties. The Manager also oversees each Portfolio's participation in securities lending activities and any actions taken by a securities lending agent in connection with those activities to ensure compliance with all applicable regulatory and investment guidelines. The Manager also develops the investment programs for each Portfolio.



    The Manager bears the expense of providing the above services. As compensation for providing the Portfolios with advisory services, the Manager receives from the AMR Trust an annualized advisory fee that is calculated and accrued daily, equal to 0.15% of the net assets of the Portfolios. To the extent that a Fund invests all of its investable assets in its corresponding Portfolio, the Manager receives no advisory fee from the AAdvantage Trust or the Mileage Trust. The Manager receives compensation in connection with securities lending activities. If a Portfolio lends its portfolio securities and receives cash collateral from the borrower, the Manager will receive up to 25% of the net annual interest income (the gross interest earned by the investment less the amount paid to the borrower as well as related expenses) received from the investment of such cash. If a borrower posts collateral other than cash, the borrower will pay to the lender a loan fee. The Manager will receive up to 25% of the loan fees posted by borrowers. The fees received by the Manager from the AMR Trust are payable quarterly in arrears.



    Each Management Agreement will continue in effect provided that annually such continuance is specifically approved by a vote of the applicable Board including the affirmative votes of a majority of the Trustees of each Board who are not parties to the Management Agreement or "interested persons" as defined in the 1940 Act of any such party ("Independent Trustees"), cast in person at a meeting called for the purpose of considering such approval, or by the vote of a Fund's shareholders or a Portfolio's interest holders. A Management Agreement may be terminated with respect to a Fund or a Portfolio at any time, without penalty, by a majority vote of outstanding Fund

PROSPECTUS
shares or Portfolio interests on sixty (60) days' written notice to the Manager, or by the Manager, on sixty (60) days' written notice to the AAdvantage Trust, the Mileage Trust or the AMR Trust. A Management Agreement will automatically terminate in the event of its "assignment" as defined in the 1940 Act.

    The AAdvantage Trust and the Mileage Trust are each responsible for the following expenses: audits by independent auditors; transfer agency, custodian, dividend disbursing agent and shareholder recordkeeping services; taxes, if any, and the preparation of each Fund's tax returns; interest; costs of Trustee and shareholder meetings; printing and mailing prospectuses and reports to existing shareholders; fees for filing reports with regulatory bodies and the maintenance of the Funds' existence; legal fees; fees to federal and state authorities for the registration of shares; fees and expenses of Independent Trustees; insurance and fidelity bond premiums; and any extraordinary expenses of a nonrecurring nature.

    A majority of the Independent Trustees of each Board has adopted written procedures reasonably appropriate to deal with potential conflicts of interest between the AAdvantage Trust or the Mileage Trust and the AMR Trust, including creating a separate Board of Trustees of the AMR Trust.

ADMINISTRATIVE SERVICES PLAN -- The Manager has entered into separate Administrative Services Plans with the AAdvantage Trust and the Mileage Trust which obligate the Manager to provide the Platinum Class with administrative services either directly or through the various broker-dealers that offer Platinum Class shares. These services include, but are not limited to, the payment of fees for record maintenance, forwarding shareholder communications to the shareholders and aggregating and processing orders for the purchase and redemption of Platinum Class shares. As compensation for these services, the Manager receives an annualized fee of up to 0.50% and 0.55% of the net assets of the Platinum Class of the AAdvantage Funds and the Mileage Fund, respectively. The fee is payable quarterly in arrears.

DISTRIBUTION PLAN -- The AAdvantage Trust and the Mileage Trust have each adopted a Platinum Class distribution plan (the "Plans") pursuant to Rule 12b-1 under the 1940 Act which will continue in effect so long as approved at least annually by a majority of the applicable Board's Trustees, including the affirmative votes of a majority of the Independent Trustees of the applicable Board, cast in person at a meeting called for the purpose of considering such approval, or by the vote of shareholders of the Platinum Class. The Plans may be terminated with respect to a particular Platinum Class at any time, without payment of any penalty, by a vote of a majority of the Independent Trustees of the applicable Board or by a vote of a majority of the outstanding voting securities of that class.

    The Plans provide that each Platinum Class will pay 0.25% per annum of its average daily net assets to the Manager (or another entity approved by the applicable
                                                                      PROSPECTUS

Board) for distribution-related services. The fee will be payable quarterly in arrears without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular quarter by the entity for the services provided pursuant to the Plans. The Plans authorize AMR, or any other entity approved by the applicable Board, to spend Rule 12b-1 fees on any activities or expenses intended to result in the sale or servicing of Platinum Class shares including but not limited to, advertising, expenses of various broker-dealers relating to selling efforts, transfer agency fees and the preparation and distribution of advertising material and sales literature. In addition, the Mileage Fund's Plan authorizes expenses incurred in connection with participation in the AAdvantage program.


ALLOCATION OF FUND EXPENSES -- Expenses of each Fund generally are allocated equally among the shares of that Fund, regardless of class. However, certain expenses approved by the applicable Board will be allocated solely to the class to which they relate.

PRINCIPAL UNDERWRITER -- BROKERS TRANSACTION SERVICES, INC. ("BTS"), 7001 Preston Road, Dallas, Texas, 75205 serves as the principal underwriter of the AAdvantage Trust and the Mileage Trust.

CUSTODIAN AND TRANSFER AGENT -- NATIONSBANK OF TEXAS, N.A., Dallas, Texas, serves as custodian for the Portfolios and the Funds and as transfer agent for the Platinum Class.


INDEPENDENT AUDITOR -- The independent auditor for the Funds and the AMR Trust is ERNST & YOUNG LLP, Dallas, Texas.



AADVANTAGE(R) MILES


The AAdvantage program offers the opportunity to obtain free upgrades and travel awards on American Airlines and AAdvantage airline participants, as well as upgrades and discounts on car rentals and hotel accommodations. For more information about the AAdvantage program, call American Airlines at (800) 433-7300.

     AAdvantage miles will be posted monthly in arrears to each shareholder's AAdvantage account based on the shareholder's average daily account balance during the previous month. Miles are posted at an annual rate of one mile per $10 maintained in the Mileage Fund. Mileage is calculated on the average daily balance and posted monthly. The average daily balance is calculated by adding each day's balance and dividing by the number of days in the month. For example, the average daily balance on a $50,000 account funded on the 16th day of a month having 30 days (and maintained at that balance through the end of the month) would be $25,000. Mileage received for that month would be 208 miles. If the same balance were maintained through the next month, the average daily balance would be $50,000, and the mileage

PROSPECTUS
would be 417 miles that month and every month the $50,000 investment was maintained in the Mileage Fund. These miles appear on subsequent AAdvantage program statements.

     In the case of Trust Accounts, AAdvantage miles will be posted only in a trustee's individual name, and not in the name of the Trust Account. Before investing in a Fund, trustees of the Trust Accounts should consult their own legal and tax advisers as to the tax effect of this arrangement and whether this arrangement is consistent with their legal duties as trustees. American Airlines has informed the Funds that in administering an AAdvantage member's AAdvantage account, it shall not be required to distinguish between AAdvantage miles accumulated by the individual in his/her capacity as trustee to a Trust Account from AAdvantage miles accumulated in an individual capacity or from other sources.

     The Manager reserves the right to discontinue the posting of AAdvantage miles or to change the mileage calculation at any time upon notice to shareholders. See also "Dividends and Tax Matters."

     American Airlines may find it necessary to change AAdvantage program rules, regulations, travel awards and special offers at any time. This means that American Airlines may initiate changes impacting, for example, participant affiliations, rules for earning mileage credit, mileage levels and rules for the use of travel awards, continued availability of travel awards, blackout dates and limited seating for travel awards, and the features of special offers. American Airlines reserves the right to end the AAdvantage program with six months' notice. AAdvantage travel awards, mileage accrual and special offers are subject to governmental regulations.

HOW TO PURCHASE SHARES


Platinum Class shares are sold on a continuous basis at net asset value through selected financial services firms. The Platinum Class has established a minimum initial investment of $1,000 and $100 minimum for subsequent investments, but these minimums may be changed at any time at the AAdvantage Trust's or the Mileage Trust's discretion.



    Orders for purchase of Platinum Class shares received by wire transfer in the form of federal funds will be effected at the next determined net asset value. Shares are offered and orders are accepted for the Money Market Fund, and the Mileage Fund until 3:00 p.m. Eastern time Monday through Friday, excluding the following business holidays: New Year's Day, Martin Luther King's Birthday, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day ("Business Day"). Shares are offered and orders are accepted for the U.S. Government Money Market Fund until 2:00 p.m. Eastern time on each Business Day and for the Municipal Money Market Fund until 12:00

                                                                      PROSPECTUS
p.m. Eastern time on each Business Day. These purchases will receive that day's dividend. Orders for purchase accompanied by a check or other negotiable bank draft will be accepted and effected as of 3:00 p.m. Eastern time on the next Business Day following receipt and such shares will receive the dividend for the Business Day following the day the purchase is effected. If an order is accompanied by a check drawn on a foreign bank, funds must normally be collected from such check before shares will be purchased. The AAdvantage Trust and the Mileage Trust reserve the right to reject any order for the purchase of shares and to limit or suspend, without prior notice, the offering of shares.


    Firms provide varying arrangements for their clients with respect to the purchase and redemption of Platinum Class shares and the confirmation thereof and may arrange with their clients for other investment or administrative services. Such firms are responsible for the prompt transmission of purchase and redemption orders. Some firms may establish higher or lower minimum investment requirements than set forth above. Such firms may independently establish and charge additional amounts to their clients for their services, which charges would reduce their clients' yield or return. Firms also may hold Platinum Class shares in nominee or street name as agent for and on behalf of their clients. In such instances, the transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Manager for recordkeeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares (such as check writing or a debit card) may not be available through such firms or may only be available subject to certain conditions or limitations. Some firms may participate in a program allowing them access to their clients' accounts for servicing, including, without limitation, transfers of registration and dividend payee changes, and may perform functions such as generation of confirmation statements and disbursements of cash dividends.


HOW TO REDEEM SHARES

Shareholders should contact the firm through which their shares were purchased for redemption instructions. Shares of a Fund may be redeemed by telephone, by writing a check, by pre-authorized automatic redemption or by mail on any Business Day. Shares will be redeemed at the net asset value next calculated after the applicable Fund has received and accepted the redemption request. Proceeds from a redemption of shares purchased by check or pre-authorized automatic purchase may be withheld until the funds have cleared, which may take up to 15 days. Although the Funds intend to redeem shares in cash, each Fund reserves the right to pay the redemption price in whole or in part by a distribution of readily marketable securities held by the

PROSPECTUS
applicable Fund's corresponding Portfolio. See the SAI for further information concerning redemptions in kind.


    Firms may charge a fee for wire redemptions to cover transaction costs. Redemption proceeds will generally be sent within one Business Day, as applicable. However, if making immediate payment could affect a Fund adversely, it may take up to seven days to send payment.


    To ensure acceptance of a redemption request, be sure to adhere to the following procedures.

REDEEMING BY CHECK -- Upon request, shareholders will be provided with drafts to be drawn on a Fund ("Redemption Checks"). Redemption Checks may be made payable to the order of any person for an amount not less than $250 and not more than $5 million. When a Redemption Check is presented for payment, a sufficient number of full and fractional shares in the shareholder's account will be redeemed at the next determined net asset value to cover the amount of the Redemption Check. This will enable the shareholder to continue earning dividends until the Fund receives the Redemption Check. A shareholder wishing to use this method of redemption must complete and file an account application which is available from the Funds or firm through which shares were purchased. Redemption Checks should not be used to close an account since the account normally includes accrued but unpaid dividends. The Funds reserve the right to terminate or modify this privilege at any time. This privilege may not be available through some firms that distribute shares of the Funds. In addition, firms may impose minimum balance requirements in order to obtain this feature. Firms also may impose fees on investors for this privilege or, if approved by the Funds, establish variations on minimum check amounts.

    Unless one signer is authorized on the account application, Redemption Checks must be signed by all shareholders. Any change in the signature authorization must be made by written notice to the firm. Shares purchased by check or through an Automated Clearing House ("ACH") transaction may not be redeemed by Redemption Check until the shares have been on the Fund's books for at least 15 days. The Funds reserve the right to terminate or modify this privilege at any time.

    The Funds may refuse to honor Redemption Checks whenever the right of redemption has been suspended or postponed, or whenever the account is otherwise impaired. A $15 service fee will be charged when a Redemption Check is presented to redeem Fund shares in excess of the value of that Fund account or for an amount less than $250 or when a Redemption Check is presented that would require redemption of shares that were purchased by check or ACH transaction within 15 days. A fee of $12 will be charged when "stop payment" of a Redemption Check is requested. Firms may charge different service fees.

                                                                      PROSPECTUS

PRE-AUTHORIZED AUTOMATIC REDEMPTIONS -- Shareholders purchasing through some firms can arrange to have a pre-authorized amount ($100 or more) redeemed from their shareholder account and automatically deposited into a bank account on one or more specified day(s) of each month. For more information regarding pre-authorized automatic redemptions, contact your firm.

FULL REDEMPTIONS -- Unpaid dividends credited to an account up to the date of redemption of all shares of a Fund generally will be paid at the time of redemption.

VALUATION OF SHARES

The net asset value of each share (share price) of the Funds is determined as of 4:00 p.m. Eastern time on each Business Day. The net asset value of Platinum Class Shares of the Funds will be determined based on a pro rata allocation of the Fund's corresponding Portfolio's investment income, expenses and total capital gains and losses. The allocation will be based on comparative net asset value at the beginning of the day except for expenses related solely to one class of shares ("Class Expenses") which will be borne only by the appropriate class of shares. Because of Class Expenses, the net income attributable to and the dividends payable may be different for each class of shares.

    Obligations held by the Portfolios are valued in accordance with the amortized cost method, which is designed to enable those Portfolios and their corresponding Funds to maintain a consistent $1.00 per share net asset value. The amortized cost method is described in the SAI.

DIVIDENDS AND TAX MATTERS


Dividends paid on each class of a Fund's shares are calculated at the same time and in the same manner. All of each Fund's net investment income and net short-term capital gain, if any, generally will be declared as dividends on each Business Day immediately prior to the determination of the net asset value. Dividends generally are paid on the first day of the following month. A Fund's net investment income attributable to the Platinum Class consists of that class' pro rata share of the Fund's share of interest accrued and discount earned on its corresponding Portfolio's securities, less amortization of premium, and the estimated expenses of both the Portfolio and the Fund attributable to the Platinum Class. The Portfolios do not expect to realize net capital gain, therefore the Funds do not foresee paying any capital gain distributions. If any Fund (either directly or indirectly through its corresponding Portfolio) incurred or anticipated any unusual expenses, loss or depreciation that would adversely affect its net asset value or income for a particular period, the Board would at that time consider

PROSPECTUS
whether to adhere to the dividend policy described above or to revise it in the light of the then prevailing circumstances.

    Unless a shareholder elects otherwise on the account application, all dividends on a Fund's Platinum Class shares will be automatically declared and paid in additional Platinum Class shares of that Fund. However, a shareholder may choose to have dividends paid in cash. An election may be changed at any time by delivering written notice to your firm at least ten days prior to the payment date for a dividend.

    Each Fund is treated as a separate corporation for federal income tax purposes and intends to continue to qualify for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended. In each taxable year that a Fund so qualifies, the Fund (but not its shareholders) will be relieved of federal income tax on that part of its investment company taxable income (generally, taxable net investment income plus any net short-term capital gain) that it distributed to its shareholders. However, a Fund will be subject to a nondeductible 4% excise tax to the extent that it fails to distribute by the end of any calendar year substantially all of its ordinary income for that calendar year and its net capital gain for the one-year period ending on October 31 of that year, plus certain other amounts. For these and other purposes, dividends declared by a Fund in December of any year and payable to shareholders of record on a date in that month will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if they are paid by the Fund during the following January. Each Portfolio has received a ruling from the Internal Revenue Service that it is classified for federal income tax purposes as a partnership; accordingly, no Portfolio is subject to federal income tax.

    Dividends from a Fund's investment company taxable income will be taxable to its shareholders as ordinary income to the extent of the Fund's earnings and profits, whether received in cash or paid in additional Platinum Class shares. Distributions by the Municipal Money Market Fund that it designates as "exempt-interest dividends" generally may be excluded from gross income by its shareholders. If the Municipal Money Market Portfolio earns taxable income from any of its investments, the Municipal Money Market Fund's share of that income will be distributed to its shareholders as a taxable dividend. To the extent that Portfolio invests in certain private activity obligations, that Fund's shareholders will be required to treat a portion of its dividends as a "tax preference item" in determining their liability for the AMT. Exempt-interest dividends also may be subject to tax under state and local tax laws. Because some states exempt from tax the interest on their own obligations and obligations of governmental agencies of and municipalities in the state, shareholders will receive tax information each year regarding the Municipal Money Market Fund's exempt-interest income by state. Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of that Fund is not deductible.

                                                                      PROSPECTUS

    Each Fund notifies its shareholders following the end of each calendar year of the amounts of dividends paid (or deemed paid) that year. The notice sent by the Municipal Money Market Fund specifies the amounts of exempt-interest dividends (and the portion thereof, if any, that is a tax preference item for purposes of the AMT) and any taxable dividends. The Mileage Fund's notice also might include in taxable dividends a nominal amount reflecting the value of AAdvantage Miles credited to the shareholders' accounts, which are deemed by the Internal Revenue Service to constitute taxable distributions by the Fund. Each Fund is required to withhold 31% of all taxable dividends payable to any individuals and certain other non-corporate shareholders who do not provide the Fund with a correct taxpayer identification number or who otherwise are subject to back-up withholding.


    The foregoing is only a summary of some of the important tax considerations generally affecting the Funds and their shareholders. Prospective investors are urged to consult their own tax advisers regarding specific questions as to the effect of federal, state or local income taxes on any investment in the AAdvantage Trust or the Mileage Trust or any tax consequences as a result of the receipt of AAdvantage miles. For further tax information, see the SAI.

GENERAL INFORMATION


The AAdvantage Trust currently is comprised of nine separate investment portfolios and the Mileage Trust currently is comprised of seven separate investment portfolios. Each AAdvantage Fund included in this Prospectus is comprised of three classes of shares. The Mileage Fund is comprised of two classes of shares. Shares of each AAdvantage Fund and each Mileage Fund can be issued in an unlimited number. Each AAdvantage Fund and Mileage Fund share represents an equal proportionate beneficial interest in that Fund and is entitled to one vote. Only shares of a particular class may vote on matters affecting that class. Only shares of a particular Fund may vote on matters affecting that Fund. All shares of a Trust vote on matters affecting that Trust as a whole. Share voting rights are not cumulative, and shares have no preemptive or conversion rights. Shares of the AAdvantage Trust and the Mileage Trust are nontransferable.


    On most issues subjected to a vote of a Portfolio's interest holders, as required by the 1940 Act, its corresponding Fund will solicit proxies from its shareholders and will vote its interest in the Portfolio in proportion to the votes cast by the Fund's shareholders. Because a Portfolio interest holder's votes are proportionate to its percentage interests in that Portfolio, one or more other Portfolio investors could, in certain instances, approve an action against which a majority of the outstanding voting securities of its corresponding Fund had voted. This could result in that Fund's

PROSPECTUS
redeeming its investment in its corresponding Portfolio, which could result in increased expenses for that Fund. Whenever the shareholders of a Fund are called to vote on matters related to its corresponding Portfolio, the Board shall vote shares for which they receive no voting instructions in the same proportion as the shares for which they do receive voting instructions. Any information received from a Portfolio in the Portfolio's report to shareholders will be provided to the shareholders of its corresponding Fund.

    As Massachusetts business trusts, the AAdvantage Trust and the Mileage Trust are not obligated to conduct annual shareholder meetings. However, the Trusts will hold special shareholder meetings whenever required to do so under the federal securities laws or their Declarations of Trust or By-Laws. Trustees of either Trust can be removed by a shareholder vote at special shareholder meetings.

SHAREHOLDER COMMUNICATIONS


Shareholders will receive periodic reports, including annual and semi-annual reports which will include financial statements showing the results of the Funds' operations and other information. The financial statements of the Funds and the AMR Trust will be audited by Ernst & Young LLP, independent auditor, at least annually. Shareholder inquiries and requests for information regarding the other investment companies which also invest in the AMR Trust should be made by contacting your firm or by calling (800) 388-3344 or by writing to the Funds at P.O. Box 619003, MD 5645, Dallas/Fort Worth Airport, Texas 75261-9003.


    NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN SALES LITERATURE SPECIFICALLY APPROVED BY OFFICERS OF THE AADVANTAGE TRUST AND THE MILEAGE TRUST FOR USE IN CONNECTION WITH THE OFFER OF ANY FUND'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY JURISDICTION IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.


    American AAdvantage Funds is a registered service mark and American AAdvantage Mileage Funds is a service mark of AMR Corporation. Mileage Class, American AAdvantage Money Market Fund and PlanAhead Class are registered service marks and Platinum Class, American AAdvantage Money Market Mileage Fund, American AAdvantage Municipal Money Market Fund and American AAdvantage U.S. Government Money Market Fund are service marks of AMR Investment Services, Inc.

                                                                      PROSPECTUS

                             [AMR AADV FUNDS LOGO]

                                P.O. BOX 619003
                        DALLAS/FORT WORTH AIRPORT, TEXAS
                                   75261-9003

                               Available through

                          [SOUTHWEST SECURITIES LOGO]

                          1201 Elm Street, Suite 3500
                                 Dallas, Texas
                                     75270

                                 (800) 973-7977
PROSPECTUS

AMERICAN AADVANTAGE SHORT-TERM INCOME FUND
Prospectus

March 1, 1997



    This Prospectus contains important information about the American AAdvantage Short-Term Income Fund (the "Fund"), a portfolio of the American AAdvantage Funds(R) (the "Trust"). The Trust is a no-load, open-end management investment company organized as a Massachusetts business trust on January 16, 1987, consisting of nine separate investment portfolios. The Fund is a non-diversified portfolio which seeks current income and relative principal stability through investments in high quality money market obligations and variable rate obligations. There is no guarantee that the Fund will achieve its investment objective. Prospective investors considering the purchase of the Fund should read this Prospectus carefully before making an investment decision and retain it for future reference.



     In addition to this Prospectus, a Statement of Additional Information ("SAI") dated March 1, 1997 has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The SAI contains more detailed information about the Fund. For a free copy of the SAI, call AMR Investment Services, Inc. (the "Manager") at (817) 967-3509.


     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY SUCH STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                   ----------------------------------------------------------
                   Table of Fees and Expenses                               2
                   Investment Objective, Policies and Risks                 2
                   Investment Restrictions                                  8
                   Yields and Total Returns                                 8
                   Management and Administration of the Trust               9
                   Purchase, Redemption and Valuation of shares            10
                   Information Concerning Shares of the Fund               12
                   General Information                                     13
                   ----------------------------------------------------------

                           TABLE OF FEES AND EXPENSES

     Annual Operating Expenses (as a percentage of average net assets):


Management Fees                                                    0.10%
Other Expenses (1)                                                 0.05%
Total Fund Operating Expenses                                      0.15%

(1) Due to the Fund's lack of an operating history, other expenses have been estimated.


   Examples                                                                            1 yr.         3 yrs.
   An investor in the Fund would pay on a cumulative basis the following               $  1          $  5
   expenses on a $1,000 investment assuming a 5% annual return:


     The purpose of the table above is to assist a potential investor in understanding the various costs and expenses to be incurred directly or indirectly as a shareholder in the Fund. Additional information may be found under "Management and Administration of the Trust" .

THE FOREGOING EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN AND PERFORMANCE MAY BE BETTER OR WORSE THAN THE 5% ANNUAL RETURN ASSUMED IN THE EXAMPLES.

                    INVESTMENT OBJECTIVE, POLICIES AND RISKS

     The investment objective and the policies of the Fund are described below. The investment policies may be changed at any time by the Trust's Board of Trustees ("Board"). However, the Fund's investment objective may not be changed without a majority vote of the Fund's outstanding shares, which is defined as the lesser of (a) 67% of the shares of the Fund present or represented if the holders of more than 50% of the shares are present or represented at a shareholders meeting, or (b) more than 50% of the shares of the Fund (hereinafter "majority vote").

     The Fund's investment objective is to seek current income and relative principal stability. The Fund seeks its investment objective by investing primarily in high quality money market obligations and variable rate long-term obligations.

Portfolio Maturity
     The maximum permissible maturity of any fixed rate obligation in which the Fund may invest is 397 days, except that fixed rate obligations with maturities greater than 397 days may be purchased if the Fund simultaneously enters into an interest rate swap transaction in order for the obligation to have the same characteristics as a variable rate obligation. The maximum permissible final maturity or "expected life" (i.e. anticipated maturity of obligations which reduce principal) of any variable rate obligation is five years and the maximum permissible dollar-weighted average maturity of the Fund is 90 days. For purposes of determining dollar-weighted average maturity, the maturity of any obligation is deemed to be the shortest of the following: (1) the stated maturity date or "expected life" of the obligation; (2) the next interest reset for variable rate obligations which will have a rate of interest based on a leading money market index of not greater than three months.; or (3) the next put exercise date (for obligations with put features). For purposes of determining maturity of repurchase agreements, the end date of the agreement, and not the maturity of the underlying obligations, will be used.

Money Market Obligations
     Money market obligations are debt securities with maturities of 397 days or less. The Fund may invest in high quality, U.S. dollar-denominated money market obligations, which include, but are not limited to: (1) obligations of the U.S. Government and its agencies and instrumentalities; (2) loan participation interests, and structured notes (3) domestic, Yankeedollar and Eurodollar certificates of deposit, time deposits, bankers' acceptances, commercial paper, bearer deposit notes and other promissory notes, including floating or variable rate obligations issued by U.S. or foreign bank holding companies and their bank subsidiaries, branches and agencies; and (4) repurchase agreements involving the obligations listed above. These issuers or instruments at the time of purchase will: (1) have received one of the two highest short-term ratings by at least two nationally recognized statistical rating organizations ("NRSROs"), such as A-1 or A-2 by Standard & Poor's or P-1 or P-2 by Moody's Investors Service, Inc.; (2) be single rated and have received one of the two highest short-term ratings by that NRSRO; or (3) be unrated, but are determined to be of comparable quality by the Manager. See the SAI for definitions of certain of the foregoing securities and a description of debt ratings. All money market obligations which do not possess the highest short-term rating by at least two NRSROs will be limited to a maturity of 91 days or less.

Long-Term Obligations
     Long-term obligations are obligations deemed to have maturities greater than 397 days. The Fund may invest in long-term obligations which include, but are not limited to: (1) obligations of the U.S. Government and its agencies and instrumentalities; (2) municipal, corporate, trust or bank obligations; (3) mortgage-backed securities, asset-backed securities, medium-term notes, master notes, and other promissory notes (including structured notes); and (4) funding agreements and interest rate swap agreements. Such obligations may have a fixed or variable rate of interest and:
(1) will be rated "A" or better by at least two NRSROs at the time of purchase;
(2) will be single rated and have received a rating of "A" or better by that NRSRO; or (3) if unrated, will be deemed to be of comparable quality by the Manager. See the SAI for definitions of certain of the foregoing securities and for a description of debt ratings. Principal and/or interest payments for obligations of U.S. Government agencies or instrumentalities may or may not be backed by the full faith and credit of the U.S. Government.

Other Investment Companies
     The Fund may invest in the securities of other investment companies to the extent permitted by law.

Non-Diversification
     The Fund is "non-diversified" as defined in the Investment Company Act of 1940 (the "1940 Act"), but intends to qualify as a "regulated investment company" ("RIC") for federal income tax purposes. This means, in general, that more than 5% of the Fund's total assets may be invested in the securities of a single issuer, but only if, at the close of each quarter of the Fund's taxable year, the aggregate amount of such holdings does not exceed 50% of the value of its total assets and no more than 25% of the value of its total assets is invested in the securities of a single issuer. Although "non-diversified", the Fund will not invest more than 10% of its total assets (taken at market value) in obligations of any one issuer, other than obligations issued by the U.S. Government, its agencies and instrumentalities. However, up to 25% of the Fund's total assets may be invested in issuers holding over 10% of the Fund's total assets. To the extent that it holds the securities of fewer issuers than if it were "diversified", the Fund will be subject to greater risk than a fund that invests in a broader range of securities because changes in the financial condition or market valuation of a single issuer may cause greater fluctuations in the Fund's total return and the net asset value of its shares.

Foreign Investments
     The Fund may invest in U.S. dollar-denominated obligations of foreign issuers. The Fund may also invest up to 25% of its total assets at the time of purchase in obligations denominated in foreign currencies. The Fund typically will hedge its foreign currency exposure. See "Strategic Transactions" below for a further description of foreign currency hedging instruments. Investing in foreign issuers carries potential risks not associated with domestic investments. Such risks include but are not limited to: (1) political and financial instability abroad, including risk of nationalization or expropriation of assets and the risk of war; (2) less liquidity and greater volatility of foreign investments; (3) less public information regarding foreign issuers; (4) lack of uniform accounting, auditing and financial reporting standards; (5) delays in transaction settlement in some foreign markets; (6) possible imposition of confiscatory foreign taxes; (7) possible limitation on the removal of securities or other assets of the Fund; (8) restrictions on foreign investments and repatriation of capital; (9) currency fluctuations; (10) costs and possible restrictions of currency conversion; and (11) withholding taxes on interest in foreign countries. These risks are often greater for investments in emerging or developing countries.

Funding Agreements
     The Fund may enter into funding agreements which are contracts with insurance companies that return principal and interest at a guaranteed rate or fixed spread to an index. Generally, funding agreements pay interest at set intervals and mature on specified dates. Funding agreements generally allow for certain withdrawals to be made without penalty and are otherwise non-surrenderable. Funding agreements are considered to be illiquid securities and accordingly will be subject to the Fund's limitation on investing in illiquid securities.

Strategic Transactions
     The Fund may implement strategies using instruments described below as hedging instruments to reduce various market risks of its investments, to alter their duration, or to enhance specific return characteristics. The Fund's ability to use these instruments may be limited by market conditions, regulatory limits and tax considerations.

     In pursuing these strategies, the Fund may: purchase and sell financial futures contracts and options thereon; purchase and sell forward contracts; enter into swap agreements, including interest rate swaps and caps, collars and floors; and enter into various currency transactions, including currency futures contracts, options on currency futures, currency options, currency forward contracts and currency swaps, caps, collars and floors (collectively, "Strategic Transactions"). Strategic transactions may be used without limit in altering the exposure of a particular investment or portion of the Fund's portfolio to fluctuations in interest rates or currency exchange rates, to preserve a return or spread, to lock in unrealized market value gains or losses, to facilitate the sale or purchase of securities, to manage the duration of securities, to uncap a capped security, or to convert a fixed rate security to a variable rate security.

     Any, all or none of these strategies may be used at any time and in any combination, and no assurance can be given that any strategy used will succeed. If the Manager incorrectly forecasts interest rates, currency exchange rates, market values or other economic factors, the use of strategic transactions might have more adverse results than if the Fund had not used such transactions. The Fund will enter into swaps, caps, collars and floors only with banks and recognized securities dealers believed by the Manager to present minimal credit risks in accordance with guidelines established by the Board. If there is a default by the other party, the

Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreement relating to the transaction. See the SAI for a further discussion of Strategic Transactions. Strategic Instruments may be referred to as "derivative instruments".

     The Fund will comply with SEC guidelines regarding cover for Strategic Instruments and will, if the guidelines so require, set aside cash, U.S. Government securities or other liquid, high-grade debt securities in a segregated account with its custodian in the prescribed amount. Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Strategic Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Fund's assets to cover or segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

Mortgage-related Securities
     The Fund is permitted to invest in mortgage-related securities, subject to the quality requirements specified above. Mortgage pass-through securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are made monthly, in effect, "passing through" monthly payments made by the individual borrowers on the mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing or foreclosure, net of fees and costs which may be incurred) may expose the Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Like other fixed-income securities, when interest rates rise, the value of mortgage-related securities generally will decline; however, when interest rates decline, the value of the mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. In recognition of this prepayment risk to investors, the Public Securities Association (the "PSA") has standardized the method of measuring the rate of mortgage loan principal prepayments. The PSA formula, the Constant Prepayment Rate and other similar models that are standard in the industry will be used by the Fund in calculating maturity for purposes of investment in mortgage-related securities.

     Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association ("GNMA")) or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the Federal National

Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage pass-through securities created by non-governmental issuers (such as commercial banks, savings institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various credit enhancements such as pool insurance, a guarantee issued by a governmental entity, or a letter of credit from a bank or senior/subordinated structures.

     Collateralized mortgage obligations ("CMOs") are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities. Similar to mortgage pass-through securities, interest and prepaid principal on a CMO are paid, in most cases, monthly. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA. CMOs are structured in multiple classes, with each class bearing a different stated maturity or interest rate.

Asset-backed Securities
     The Fund is permitted to invest in asset-backed securities, subject to its rating and quality requirements. Through the use of trusts and special purpose subsidiaries, various types of assets, primarily home equity loans, automobile and credit card receivables, and other types of receivables or other assets as well as purchase contracts, financing leases and sales agreements entered into by municipalities, are being securitized in pass-through structures similar to the mortgage pass-through structures described above.

     Asset-backed securities involve certain risks that are not posed by mortgage-related securities, resulting mainly from the fact that asset-backed securities do not usually contain the benefit of a complete security interest in the related collateral. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds from repossessed collateral may not always be sufficient to support payments on the securities. The risks associated with asset-based securities are often reduced by the addition of credit enhancements such as a letter of credit from a bank, excess collateral or a third-party guarantee.

Master Notes
     Master notes in which the Fund may invest are unsecured notes that permit the indebtedness thereunder to vary, and provide for periodic adjustments in the interest rate. Because master notes are direct lending arrangements between the Fund and the issuer, there is no secondary market for the notes. However, generally either the maturity of a master note shall not exceed seven days or the master note will have a put feature which will permit payment of principal and accrued interest within seven days. To the extent this period is exceeded, the note in question would be considered illiquid and will be subject to the Fund's limitation on illiquid investments. Issuers of master notes must satisfy the same creditworthiness criteria as set forth for other promissory notes (e.g., commercial paper). The Fund will invest in master notes only when such notes are determined by the Manager to be of comparable quality to rated issuers or instruments eligible for investment by the Fund.

Structured Notes
     Structured notes are debt instruments for which the interest rate and/or the principal are indexed to an unrelated indicator. The Fund will only utilize structured notes that have the characteristics of permissible variable rate notes and that have a rate of interest based on a leading money market index not greater than three months. Structured notes are often issued by high-grade corporate issuers. An underlying swap is often entered into in connection with a structured note pursuant to which the issuer will receive payments that match its obligations under the structured note (usually from an investment bank that puts the transaction together) and, in turn, makes more "traditional" payments to the investment bank (e.g., fixed-rate or ordinary floating rate payments). In such cases the Fund would not be involved in the swap and the issuer of the note would remain obligated even if its counterparty defaulted. Structured notes are considered a type of derivative investment.

Trust Obligations
     Trust obligations are debt instruments issued by a trust established solely for the purpose of owning the underlying assets purchased from the selling company ("originator"). The trust is structured to ensure assets sold to the trust are not subject to bankruptcy proceedings against the originators. The debt instruments issued by the trust represent a pro rata undivided interest in the trust assets.

When-Issued Securities and Forward Commitment Transactions
       The Fund may purchase or sell securities on a "when-issued" basis or "forward commitment" basis. The purchase or sale of when-issued securities enables an investor to hedge against anticipated changes in interest rates and prices by locking in a favorable price or yield. The price of when-issued securities is fixed at the time the commitment to purchase or sell is made, but delivery and payment for the when-issued securities take place at a later date, normally one to two months after the date of purchase. During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest accrues to the purchaser. Such transactions therefore involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date. A sale of a when-issued security also involves the risk that the other party will be unable to settle the transaction.

       Purchase and sale of securities on a "forward commitment" basis involve a commitment to purchase or sell securities with payment and delivery to take place at some future date, normally one to two months after the date of the transaction. As with when-issued securities, these transactions involve certain risks, but they also enable an investor to hedge against anticipated changes in interest rates and prices. When purchasing securities on a when-issued or forward commitment basis, a segregated account of liquid assets at least equal to the value of purchase commitments for such securities will be maintained until the settlement date.

Securities Lending
     The Fund may lend securities to broker-dealers or other institutional investors pursuant to agreements requiring that the loans be continuously secured by any combination of cash, securities of the U.S. Government and its agencies and approved bank letters of credit that at all times equals at least 100% of the market value of the loaned securities. Such loans will not be made if, as a result, the aggregate amount of all outstanding securities loans by the Fund would exceed 33 1/3% of its total assets. The Fund normally pays lending fees and related expenses from the interest earned on invested collateral, but continues to receive interest on the securities loaned and simultaneously earns either interest on the investment of the cash collateral or fee income if the loan is otherwise collateralized. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. However, loans are made only to borrowers which are deemed by the Manager to be of good financial standing. For purposes of complying with the Fund's investment policies and restrictions, collateral received in connection with securities loans will be deemed an asset of the Fund to the extent required by law. See the SAI for further information regarding loan transactions.

Repurchase Agreements
     A repurchase agreement is an agreement under which securities are acquired by the Fund from financial institutions such as banks and broker/dealers subject to resale at an agreed upon date and price. The Fund bears the risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. However, the Manager will enter into repurchase agreements only with financial institutions that are deemed to be of good financial standing and that have been approved by the Board. See the SAI for more information regarding repurchase agreements.

Reverse Repurchase Agreements
     The Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements. Pursuant to such agreements, the Fund would sell portfolio securities to financial institutions such as banks and broker/dealers and agree to repurchase them at a mutually agreed-upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as liquid high quality debt securities having a value not less than 100% of the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such required value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by an investment company under the 1940 Act.

Portfolio Transactions
     The Manager will place its own orders to execute securities transactions of the Fund. In placing such orders, the Manager will seek the best available price and most favorable execution. The full range and quality of services offered by the executing broker or dealer is considered when making these determinations. High portfolio activity increases the Fund's transaction costs. The Fund normally will not incur any brokerage commissions on its transactions because debt instruments are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission. The price of the obligation, however, usually includes a profit to the dealer. Obligations purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. No commissions or discounts are paid when securities are purchased directly from an issuer.


                            INVESTMENT RESTRICTIONS

     The following investment restrictions of the Fund may be changed only by the majority vote of the Fund's outstanding shares. The Fund may not:

     o Invest more than 25% of its total assets in the obligations of companies primarily engaged in any one industry other than the U.S. Government, its agencies and instrumentalities. Finance companies as a group are not considered a single industry for purposes of this policy.

     o Borrow money, except from banks or through reverse repurchase agreements for temporary purposes in an aggregate amount not to exceed 10% of the value of its total assets at the time of borrowing.

     As a non-fundamental investment restriction which may be changed only by a vote of the Board, the Fund may not invest more than 15% of its net assets in illiquid securities, including master notes, time deposits and repurchase agreements which mature in more than seven days.

     The above percentage limits are based upon asset values at the time of the applicable transaction; accordingly, a subsequent change in asset values will not affect a transaction which was in compliance with the investment restrictions at the time such transaction was effected. See the SAI for other investment limitations.


                            YIELDS AND TOTAL RETURNS

     Advertised yield for the Fund will be computed by dividing the net investment income per share earned during the relevant time period by the offering price per share on the last day of the period. Total return quotations advertised by the Fund may reflect the average annual compounded (or aggregate compounded) rate of return during the designated time period based on a hypothetical initial investment and the redeemable value of that investment at the end of the period. Additionally, the Fund may advertise a "monthly distribution rate". This rate is based on an annualized monthly dividend accrual rate per share compared with the Fund's month-end net asset value per share. The Fund may at times compare its performance to applicable published indices, and may also disclose its performance as ranked by certain ranking entities. See the SAI for more information about the calculation of yields and total returns.


                   MANAGEMENT AND ADMINISTRATION OF THE TRUST


Management Agreement
     The Trust is governed by its Board which provides broad supervision over the Trust's affairs. The Trust and the Manager entered into a Management Agreement (the "Agreement") which obligates the Manager to provide or oversee all administrative, investment advisory and portfolio management services for the Fund. The Agreement was approved with respect to the Fund by the Fund's sole initial shareholder on November 28, 1995. The Manager provides the Trust with office space, office equipment and personnel necessary to manage and administer Trust operations. This includes complying with reporting requirements; corresponding with shareholders; maintaining internal bookkeeping, accounting and auditing services and records; and supervising the provision of services to the Trust by third parties. The Manager also develops and implements the investment program for the Fund. The Manager, located at 4333 Amon Carter Boulevard, MD5645, Fort Worth, Texas 76155, is a wholly-owned subsidiary of AMR Corporation ("AMR"), the parent company of American Airlines, Inc., and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services to the American AAdvantage Funds and other investors. As of December 31, 1996, the Manager had assets under management of approximately $16.0 billion including approximately $5.7 billion under active management and $9.3 billion as named fiduciary or fiduciary adviser.

Of the total, approximately $11.9 billion of assets are related to AMR and its primary subsidiary, American Airlines, Inc.


     As compensation for providing these services to the Fund, the Manager receives from the Trust an annualized fee ("Management Fee"), which is calculated and accrued daily, equal to .10% of the net assets of the Fund. Such fees are payable quarterly in arrears.

     The Agreement will continue in effect provided that annually such continuance is specifically approved by a vote of the Board, including the affirmative votes of a majority of the Trustees who are not parties to the Agreement or "interested persons" as defined in the 1940 Act of any such party, cast in person at a meeting called for the purpose of considering such approval, or by the vote of shareholders. The Agreement may be terminated at any time, without penalty, by a majority vote of outstanding Fund shares on sixty (60) days' written notice to the Manager, or by the Manager, on sixty
(60) days' written notice to the Trust. The Agreement will automatically terminate in the event of its "assignment" as defined in the 1940 Act.

Portfolio Managers
     Michael W. Fields is responsible for the portfolio management oversight of the Fund. Mr. Fields has been with AMR Investment Services, Inc. since it was founded in 1986 and currently serves as Vice President-Fixed Income Investments. Benjamin L. Mayer is responsible for the day-to-day portfolio management of the Fund. Mr. Mayer has served as Senior Portfolio Manager of AMR Investment Services since May 1995. Prior to that time, he was a Vice President of Institutional Fixed Income Sales at Merrill Lynch, Pierce, Fenner & Smith from January 1994 to April 1995 and Vice President, Regional Senior Strategist from April 1989 to January 1994.

Fund Expenses
     Expenses paid by the Fund may include, but are not limited to audits by independent auditors; transfer agent, custodian, dividend disbursing agent and shareholder recordkeeping services; obtaining quotations for calculating the value of the Fund's net assets; taxes, if any, and the preparation of the Fund's tax returns; brokerage fees and commissions; interest; costs of Trustee and shareholder meetings; printing and mailing prospectuses and reports to existing shareholders; fees for filing reports with regulatory bodies and the maintenance of the Trust's existence; legal fees; fees to federal and state authorities for the registration of Fund shares; fees and expenses of Trustees who are not directors, officers, employees or stockholders of the Manager or its affiliates; insurance and fidelity bond premiums; and any extraordinary expenses of a non-recurring nature.

Custodian and Transfer Agent
     NationsBank of Texas, N.A., Dallas, Texas serves as custodian for the Trust and transfer agent for the Fund.

Independent Auditor
     The independent auditor for the Fund is Ernst & Young LLP, Dallas, Texas.


Principal Underwriter
     Brokers Transaction Services, Inc. ("BTS"), 7001 Preston Road, Dallas, Texas 75205, serves as principal underwriter of the Trust.


                  PURCHASE, REDEMPTION AND VALUATION OF SHARES

Purchasing  Shares of the Fund
     Shares of the Fund are offered without a sales charge and are sold on a continuous basis. Shares are sold at the net asset value next determined after acceptance by the transfer agent of a purchase order. Shares are offered and purchase orders are accepted for the Fund on each day the Federal Reserve System and the custodian/transfer agent are open for business ("Business Day"). The Trust reserves the right to reject any order for the purchase of shares and to limit or suspend, without prior notice, the offering of shares. The minimum investment required to open an account is generally $50 million.

     Payment for the purchase of shares must be in the form of federal funds. Purchase orders are only accepted on a Business Day by 3:00 p.m. Eastern time and will be executed on that same day if accompanied by payment. Certificates representing shares ordinarily will not be issued.

Fund shares may be purchased and redeemed as follows:

     By Wire--Purchases may be made by wiring federal funds. To ensure prompt receipt of a transmission by wire, the investor should: telephone the transfer agent at (214) 508-5038 and specify that it will be purchasing shares of the Short-Term Income Fund; provide the name, address, telephone number, and account number of the investor; and identify the amount being wired and by which bank. If the investor is opening a new account, the transfer agent will then provide the investor with an account number. The investor should instruct its bank to designate the account number that the transfer agent has assigned to the investor and to transmit the federal funds to: Federal Reserve Bank, Dallas for NationsBank of Texas, N.A., ABA #111-000-025, Corporate Trust Suspense No. 0180019810, reference American AAdvantage Short-Term Income Fund,
Attention: Fund Account Services.

     By Depositing Securities--Shares of the Fund may be purchased in exchange for an investor's securities if the Manager determines that the securities are acceptable and satisfy the Fund's investment objective and policies. Investors interested in exchanging securities must first contact the Manager and obtain instructions regarding submission of a written description of the securities that the investor wishes to exchange. The investor must represent that all such securities offered to the Fund are not subject to any sale restrictions. Within five business days after receipt of the written description, the Manager will advise the investor whether the securities to be exchanged are acceptable. There is no charge for this review by the Manager. Securities accepted by the Fund must have a readily ascertainable value. Securities are valued in the manner described for valuing Fund assets in the section entitled "Valuation of Shares". Acceptance of such orders may occur on any day during the five-day period afforded the Manager to review the acceptability of the securities. Upon acceptance of such orders, the securities must be delivered in fully negotiable form within five days. The Manager will provide delivery instructions at the time of acceptance. A gain or loss for federal income tax purposes may be realized by the investor upon the securities exchange, depending upon the adjusted tax basis and value of the securities tendered. The Fund will accept securities in this manner only for investment purposes, and not for resale.

     By Mail--Share purchases of the Fund may be made by mail by sending a check or other negotiable bank draft payable to the Fund to "NationsBank of Texas, N.A., 11th Floor, Elm Place, P.O. Box 830840, Dallas, Texas 75283-0840,
Attention: American AAdvantage Short-Term Income Fund". Subsequent purchases of shares should be accompanied by the shareholder's account number. Purchase checks are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank.

Redemption of Shares
     Fund shares may be redeemed on any Business Day by writing directly to NationsBank of Texas, N.A. at the address above under "Purchase of Shares--By Mail". The redemption price will be the net asset value per share next determined after receipt by NationsBank of Texas, N.A. of all required documents in good order. "Good order" means that the request must include a letter of instruction or stock assignment specifying the number of shares or dollar amount to be redeemed, signed by an authorized signatory for the owner of the shares, and accompanied by such other supporting legal documents which may be required by the Trust.

     Payment for redeemed shares will be made in cash within seven days after the receipt of a redemption request in good order. The Fund's yield will less likely by adversely affected if the Fund receives redemption notification seven days prior to the redemption. However, the Fund reserves the right to suspend redemptions or postpone the date of payment (a) for any periods during which the Federal Reserve System or the transfer agent are closed (other than for customary weekend and holiday closings), (b) at such time as an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit for protection of the Fund's shareholders. Shares purchased by check may not be redeemed until the funds have cleared, which may take up to 15 days. During periods when there are substantial redemption requests, the Fund will generally take the full seven days to make payment.

Redemption in Kind
     Although the Fund intends to redeem shares in cash, it reserves the right to pay the redemption price in whole or in part by a distribution of readily marketable securities from the Fund's portfolio. However, shareholders always will be entitled to redeem shares for cash up to the lesser of $250,000 or 1% of the Fund's net asset value during any 90-day period. Redemption in kind is not as liquid as a cash redemption. In addition, if redemption is made in kind, shareholders who receive securities and sell them could receive less than the redemption value of their securities and could incur certain transaction costs.

Valuation of Shares
     The net asset value of the Fund's shares is determined as of 4:00 p.m. Eastern time on each Business Day. Debt securities (other than short-term securities) are normally valued on the basis of prices provided by a pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. In some cases, the prices of debt securities may be determined using quotes obtained from brokers. Securities and other assets for which market quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures approved by the Board. Obligations with 60 days or less to maturity held by the Fund are valued using the amortized cost method as described in the SAI.


                   INFORMATION CONCERNING SHARES OF THE FUND

Dividends and Capital Gain Distributions

     Dividends, consisting of substantially all of the Fund's net investment income, are normally declared on each Business Day immediately prior to the determination of net asset value. Any net short-term capital gain may be distributed over a period of time, as determined by the Manager. Dividends generally are paid monthly, in cash or in Fund shares, on the first day of the following month. Any net capital gain (the excess of net long-term capital gain over net short-term capital loss) that may be realized will be distributed once every year. Should the Fund anticipate or incur any unusual expenses, loss or depreciation that would adversely affect the net asset value per share or income for a particular period, the Board may at that time consider whether to adhere to the dividend policy described above or to revise it in the light of the prevailing circumstances.


     Unless a shareholder otherwise elects on the account application, all dividends and other distributions are automatically declared and paid in additional Fund shares based on the net asset value per share next determined on the payment date. However, a shareholder may choose to have distributions of net capital gain paid in shares and dividends paid in cash, or to have all such distributions and dividends paid in cash. An election may be changed at any time by delivering written notice which is received by the transfer agent at least ten days prior to the payment date for a dividend or other distribution.

Tax Information
     The Fund is treated as a separate corporation for federal income tax purposes and intends to qualify for treatment as a RIC under the Internal Revenue Code of 1986, as amended. In each taxable year that the Fund so qualifies, the Fund (but not its shareholders) will be relieved of federal income tax on that part of its investment company taxable income (generally, net investment income plus any net short-term capital gain and gain from certain foreign currency transactions) and net capital gain that it distributes to its shareholders. However, the Fund will be subject to a nondeductible 4% excise tax to the extent that it fails to distribute by the end of any calendar year substantially all of its ordinary income for that calendar year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. For these and other purposes, dividends and other distributions declared by the Fund in October, November or December of any year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if they are paid by the Fund during the following January. The Fund intends to satisfy the above described distribution requirements.

     Dividends from the Fund's investment company taxable income will be taxable to its shareholders as ordinary income to the extent of the Fund's earnings and profits, whether received in cash or paid in additional Fund shares. Distributions of the Fund's net capital gain (whether received in cash or paid in additional Fund shares), when designated as such, generally will be taxable to those shareholders as long-term capital gain, regardless of how long they have held their Fund shares. A capital gain distribution from the Fund may also be offset by capital losses from other sources. If shares are purchased shortly before the record date for a dividend or other distribution, the investor will pay full price for the shares and receive some portion of the price back as a taxable distribution. The Fund will notify its shareholders following the end of each calendar year of the amount of dividends and other distributions paid (or deemed paid) during that year.

     Redemption of Fund shares may result in taxable gain or loss to the redeeming shareholder, depending upon whether the fair market value of the redemption proceeds exceeds or is less than the shareholder's adjusted basis for the redeemed shares. If shares of the Fund are redeemed at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.

     The Fund is required to withhold 31% of all dividends, capital gain distributions and redemption proceeds payable to individuals and certain other non-corporate shareholders who do not provide the Fund with a correct taxpayer identification number or (except with respect to redemption proceeds) who otherwise are subject to back-up withholding.

     The foregoing is only a summary of some of the important tax considerations generally affecting the Fund and its shareholders. Prospective investors are urged to consult their own tax advisers regarding specific questions as to the effect of federal, state or local income taxes on any investment in the Fund. For further tax information, see the SAI.


                              GENERAL INFORMATION

     The Fund is comprised of one class of shares that may be issued in an unlimited number. Each share represents an equal proportionate beneficial interest in the Fund and each is entitled to one vote. Shares of the Fund may vote on matters affecting the Fund. All shares of the Trust vote on matters affecting the Trust as a whole. Share voting rights are not cumulative, and shares have no preemptive or conversion rights. Shares of the Trust are non-transferable.

     Shares are distributed through the Trust's principal underwriter, BTS. BTS is compensated by the Manager and not the Trust. Any distribution expenses incurred by the Manager related to the Fund are borne by the Manager. The Trust does not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Fund shares.

     As a Massachusetts business trust, the Trust is not obligated to conduct annual shareholder meetings. However, the Trust will hold special shareholder meetings whenever required to do so under the federal securities laws or the Trust's Declaration of Trust or By-Laws. Trustees can be removed by a shareholder vote at special shareholder meetings.

     Shareholders will receive periodic reports, including annual and semi-annual reports, which will include financial statements showing the results of the Fund's operations and other information. The financial statements relating to the Fund will be audited by Ernst & Young LLP, independent auditor, at least annually. Shareholder inquiries should be made by writing to the Fund at P.O. Box 619003, DFW Airport, TX 75261-9003, or by calling (817) 967-3509.

     No person has been authorized to give any information or to make any representations other than those contained in this Prospectus and in sales literature specifically approved by officers of the Trust for use in connection with the offer of any Fund shares, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund. This Prospectus does not constitute an offer in any jurisdiction in which, or to any person to whom, such offering may not lawfully be made.

American AAdvantage Funds is a registered service mark of AMR Corporation.

                      STATEMENT OF ADDITIONAL INFORMATION

                          AMERICAN AADVANTAGE FUNDS(R)


                                  AMR CLASS(SM)
                              INSTITUTIONAL CLASS
                               PLANAHEAD CLASS(R)
                              DATED MARCH 1, 1997



       The American AAdvantage Balanced Fundsm (the "Balanced Fund"), American AAdvantage Growth and Income Fundsm, formerly the American AAdvantage Equity Fund (the "Growth and Income Fund"), American AAdvantage International Equity Fundsm (the "International Equity Fund"), American AAdvantage Limited-Term Income Fundsm, formerly the American AAdvantage Fixed Income Fund (the "Limited-Term Income Fund"), American AAdvantage Money Market Fundsm (the "Money Market Fund"), American AAdvantage Municipal Money Market Fundsm (the "Municipal Money Market Fund"), American AAdvantage S&P 500 Index Fund (the "S&P 500 Index Fund") and American AAdvantage U.S. Government Money Market Fundsm (the "U.S. Government Money Market Fund", formerly the American AAdvantage U.S. Treasury Money Market Fund), (individually, a "Fund" and collectively, the "Funds") are eight separate investment portfolios of the American AAdvantage Funds (the "Trust") a no-load, open-end, diversified management investment company. Each Fund constitutes a separate investment portfolio with a distinct investment objective, and distinct purpose and strategy. Each Fund, except the S&P 500 Index Fund, consists of multiple classes of shares designed to meet the needs of different groups of investors. The S&P 500 Index Fund currently offers only the AMR Class of shares. This Statement of Additional Information relates to the AMR, Institutional and PlanAhead Classes of the Trust.


       Each Fund, except the S&P 500 Index Fund, seeks its investment objective by investing all of its investable assets in a corresponding portfolio of the AMR Investment Services Trust ("AMR Trust"). The S&P 500 Index Fund invests all of its investable assets in the Equity 500 Index Portfolio. (The Equity 500 Index Portfolio and the portfolios of the AMR Trust are referred to herein individually as a "Portfolio" and, collectively, the "Portfolios".) Each Portfolio has an investment objective identical to the investing Fund. Each corresponding Portfolio of the AMR Trust has a similar name to the investing Fund. The AMR Trust is a separate investment company managed by AMR Investment Services, Inc. (the "Manager"). The Equity 500 Index Portfolio is a separate investment company managed by Bankers Trust Company ("BT").


       This Statement of Additional Information should be read in conjunction with an AMR Class, an Institutional Class or a PlanAhead Class prospectus dated March 1, 1997, (individually, a "Prospectus"), copies of which may be obtained without charge by calling (800) 388-3344 for a PlanAhead Class Prospectus or
(817) 967-3509 for an Institutional or AMR Class Prospectus.


       This Statement of Additional Information is not a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by a current Prospectus.


                            INVESTMENT RESTRICTIONS

       Each Fund has the following fundamental investment policy that enables it to invest in its corresponding Portfolio:

             Notwithstanding any other limitation, the Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives, policies and limitations as the Fund. For this purpose, "all of the Fund's investable assets" means that the only investment securities that will be held by the Fund will be the Fund's interest in the investment company.

       All other fundamental investment policies and the non-fundamental policies of each Fund and its corresponding Portfolio are identical. Therefore, although the following discusses the investment policies of each Portfolio, the AMR Trust's Board of Trustees ("AMR Trust Board") and the Equity 500 Index Portfolio's Board of Trustees ("Equity 500 Index Portfolio Board"), it applies equally to each Fund and the Trust's Board of Trustees ("Board").

PORTFOLIOS OF THE AMR TRUST

       In addition to the investment limitations noted in the Prospectus, the following seven restrictions have been adopted by each Portfolio of the AMR Trust, and may be changed with respect to any such Portfolio only by the majority vote of that Portfolio's outstanding interests. "Majority of the outstanding voting securities" under the Investment Company Act of 1940, as amended (the "1940 Act"), and as used herein means, with respect to the Portfolio, the lesser of (a) 67% of the interests of the Portfolio present at the meeting if the holders of more than 50% of the interests are present and represented at the interest holders' meeting or (b) more than 50% of the interests of the Portfolio. Whenever a Fund is requested to vote on a change in the investment restrictions of its corresponding Portfolio, that Fund will hold a meeting of its shareholders and will cast its votes as instructed by its shareholders. The percentage of a Fund's votes representing that Fund's shareholders not voting will be voted by the Board in the same proportion as those Fund shareholders who do, in fact, vote.

No Portfolio of the AMR Trust may:

       1. Purchase or sell real estate or real estate limited partnership interests, provided, however, that the Portfolio may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein when consistent with the other policies and limitations described in the Prospectus.

       2. Purchase or sell commodities (including direct interests and/or leases in oil, gas or minerals) or commodities contracts, except with respect to forward foreign currency exchange contracts, foreign currency futures contracts and "when-issued" securities when consistent with the other policies and limitations described in the Prospectus.

       3. Engage in the business of underwriting securities issued by others, except to the extent that, in connection with the disposition of securities, the Portfolio may be deemed an underwriter under federal securities law.

       4. Make loans to any person or firm, provided, however, that the making of a loan shall not be construed to include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or (ii) the entry into repurchase agreements and further provided, however, that each Portfolio may lend its portfolio securities to broker-dealers or other institutional investors in accordance with the guidelines stated in the Prospectus.

       5. Purchase from or sell portfolio securities to its officers, Trustees or other "interested persons" of the Trust, as defined in the 1940 Act, including its investment advisers and their affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

       6. Issue senior securities except that the Portfolio may engage in when-issued securities and forward commitment transactions and the International Equity Portfolio may engage in currency futures and forward currency contracts.

       7. Borrow money, except from banks or through reverse repurchase agreements for temporary purposes in an aggregate amount not to exceed 10% of the value of its total assets at the time of borrowing. In addition, although not a fundamental policy, the Portfolios intend to repay any money borrowed before any additional portfolio securities are purchased. See "Other Information" for a further description regarding reverse repurchase agreements.


       The following non-fundamental investment restriction applies to each Portfolio of the AMR Trust and may be changed with respect to a Portfolio by a majority vote of the AMR Trust Board. No Portfolio of the AMR Trust may purchase securities on margin, effect short sales (except that the Portfolio may obtain such short term credits as may be necessary for the clearance of purchases or sales of securities) or purchase or sell call options or engage in the writing of such options.





       All Portfolios of the AMR Trust, may invest up to 10% of their total assets in the securities of other investment companies to the extent permitted by law. A Portfolio of the AMR Trust may incur duplicate advisory or management fees when investing in another mutual fund.

       In addition, no Portfolio of the AMR Trust may invest in warrants, except as permitted by its investment policies as described in the Prospectus, provided that no such Portfolio shall invest more than 5% of its net assets, valued at the lower of cost or market, in warrants or more than 2% of its net assets in warrants which are not listed on the New York Stock Exchange ("NYSE") or American Stock Exchanges ("AMEX").

EQUITY 500 INDEX PORTFOLIO

       The following investment restrictions are "fundamental policies" of the Equity 500 Index Portfolio and may be changed with respect to the Portfolio only by the majority vote of the Portfolio's outstanding interests, as defined above. Whenever the S&P 500 Index Fund is requested to vote on a change in the fundamental policy of the Portfolio, the Fund will hold a meeting of its shareholders and will cast its votes as instructed by its shareholders. The percentage of the Fund's votes representing Fund shareholders not voting will be voted by the Board in the same proportion as the Fund shareholders who do, in fact, vote.

The Equity 500 Index Portfolio may not:

       1. Borrow money or mortgage or hypothecate assets of the Portfolio, except that in an amount not to exceed 1/3 of the current value of the Portfolio's net assets, it may borrow money as a temporary measure for extraordinary or emergency purposes and enter into reverse repurchase agreements or dollar roll transactions, and except that it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings (it is intended that money would be borrowed only from banks and only either to accommodate requests for the withdrawal of beneficial interests (redemption of shares) while effecting an orderly liquidation of portfolio securities or to maintain liquidity in the event of an unanticipated failure to complete a portfolio security transaction or other similar situations) or reverse repurchase agreements, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute; for additional related restrictions, see clause (1) below. (As an operating policy, the Portfolio may not engage in dollar roll transactions).

       2. Underwrite securities issued by other persons except insofar as the Portfolio may technically be deemed an underwriter under the Securities Act of 1933 (the "1933 Act") in selling a portfolio security.

       3. Make loans to other persons except: (a) through the use of repurchase agreements or the purchase of short-term obligations; or (b) by purchasing a portion of an issue of debt securities of types distributed publicly or privately.

       4. Purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (except that the Portfolio may hold and sell, for the Portfolio's portfolio, real estate acquired as a result of the Portfolio's ownership of securities).

       5. Concentrate its investments in any particular industry (excluding U.S. Government securities), but if it is deemed appropriate for the achievement of the Portfolio's investment objective, up to 25% of its total assets may be invested in any one industry.

       6. Issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction.

       In order to comply with certain statutes and policies the Equity 500 Index Portfolio will not as a matter of operating policy:

       1. Borrow money (including through dollar roll transactions) for any purpose in excess of 10% of the Portfolio's total assets (taken at cost) except that the Portfolio may borrow for temporary or emergency purposes up to 1/3 of its total assets.

       2. Pledge, mortgage or hypothecate for any purpose in excess of 10% of the Portfolio's total assets (taken at market value), provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction.

       3. Purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures.

       4. Sell any security that it does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions.

       5. Invest for the purpose of exercising control or management.

       6. Purchase securities issued by any investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that securities of any investment company will not be purchased for the Portfolio if such purchase at the time thereof would cause: (a) more than 10% of the Portfolio's total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers; (b) more than 5% of the Portfolio's total assets (taken at the greater of cost or market value) to be invested in any one investment company; or
       (c) more than 3% of the outstanding voting securities of any such issuer to be held for the Portfolio; and, provided further that, except in the case of merger or consolidation, the Portfolio shall not invest in any other open-end investment company unless the Portfolio (1) waives the investment advisory fee with respect to assets invested in other open-end investment companies and (2) incurs no sales charge in connection with the investment (as an operating policy, the Portfolio will not invest in another open-end registered investment company).

       7. Invest more than 15% of the Portfolio's net assets (taken at the greater of cost or market value) in securities that are illiquid or not readily marketable not including (a) Rule 144A securities that have been determined to be liquid by the Equity 500 Index Portfolio Board; and (b) commercial paper that is sold under section 4(2) of the 1933 Act which:
       (i) is not traded flat or in default as to interest or principal; and
       (ii) is rated in one of the two highest categories by at least two nationally recognized statistical rating organizations and the Equity 500 Index Portfolio Board has determined the commercial paper to be liquid; or (iii) is rated in one of the two highest categories by one nationally recognized statistical rating agency and the Equity 500 Index Portfolio Board have determined that the commercial paper is equivalent quality and is liquid.

       8. Invest more than 10% of the Portfolio's total assets (taken at the greater of cost or market value) in securities that are restricted as to resale under the 1933 Act (other than Rule 144A securities deemed liquid by the Equity 500 Index Portfolio Board).

       9. No more than 5% of the Portfolio's total assets are invested in securities issued by issuers which (including predecessors) have been in operation less than three years.

       10. With respect to 75% of the Portfolio's total assets, purchase securities of any issuer if such purchase at the time thereof would cause the Portfolio to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class, except that futures or option contracts shall not be subject to this restriction.

       11. If the Portfolio is a "diversified" fund with respect to 75% of its assets, invest more than 5% of its total assets in the securities (excluding U.S. Government securities) of any one issuer.

       12. Purchase or retain in the Portfolio's portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Equity 500 Index Portfolio, or is an officer or partner of BT, if after the purchase of the securities of such issuer for the Portfolio one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value.

       13. Invest more than 5% of the Portfolio's net assets in warrants (valued at the lower of cost or market) (other than warrants acquired by the Portfolio as part of a unit or attached to securities at the time of purchase), but not more than 2% of the Portfolio's net assets may be invested in warrants not listed on the NYSE or the AMEX.

       14. Make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue and equal in amount to, the securities sold short, and unless not more than 10% of the Portfolio's net assets (taken at market value) is represented by such securities, or securities convertible into or exchangeable for such securities, at any one time (the Portfolio has no current intention to engage in short selling).

       15. Write puts and calls on securities unless each of the following conditions are met: (a) the security underlying the put or call is within the investment policies of the Portfolio and the option is issued by the Options Clearing Corporation, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate value of the obligations underlying the puts determined as of the date the options are sold shall not exceed 5% of the Portfolio's net assets; (c) the securities subject to the exercise of the call written by the Portfolio must be owned by the Portfolio at the time the call is sold and must continue to be owned by the Portfolio until the call has been exercised, has lapsed, or the Portfolio has purchased a closing call, and such purchase has been confirmed, thereby extinguishing the Portfolio's obligation to deliver securities pursuant to the call it has sold; and (d) at the time a put is written, the Portfolio establishes a segregated account with its custodian consisting of cash or short-term U.S. Government securities equal in value to the amount the Portfolio will be obligated to pay upon exercise of the put (this account must be maintained until the put is exercised, has expired, or the Portfolio has purchased a closing put, which is a put of the same series as the one previously written).

       16. Buy and sell puts and calls on securities, stock index futures or options on stock index futures, or, financial futures or options on financial futures unless such options are written by other persons and:
       (a) the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Portfolio's total net assets; and (c) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Portfolio's total assets.

              TRUSTEES AND OFFICERS OF THE TRUST AND THE AMR TRUST

       The Board provides broad supervision over the Trust's affairs. The Manager is responsible for the management of Trust assets, and the Trust's officers are responsible for the Trust's operations. The Trustees and officers of the Trust and AMR Trust are listed below together, with their principal occupations during the past five years. Unless otherwise indicated, the address of each person listed below is 4333 Amon Carter Boulevard, MD 5645, Fort Worth, Texas 76155.


                                        POSITION WITH
   NAME, AGE AND ADDRESS                 EACH TRUST                          PRINCIPAL OCCUPATION DURING PAST 5 YEARS
   ---------------------                -------------             ------------------------------------------------------------------
   William F. Quinn* (49)               Trustee and President     President, AMR Investment Services, Inc. (1986-Present);
                                                                  Chairman, American Airlines Employees Federal Credit Union
                                                                  (1989-Present); Trustee, American Performance Funds (1990-1994);
                                                                  Director, Crescent Real Estate Equities, Inc. (1994-Present);
                                                                  Trustee, American AAdvantage Mileage Funds (1995-Present).

   Alan D. Feld (59)                    Trustee                   Partner, Akin, Gump, Strauss, Hauer & Feld, LLP (1960-Present)#;
   1700 Pacific Avenue                                            Director, Clear Channel Communications (1984-Present); Director,
   Suite 4100                                                     CenterPoint Properties, Inc. (1994-Present); Trustee,
   Dallas, Texas  75201                                           American AAdvantage Mileage Funds (1996-Present).

   Ben J. Fortson (64)                  Trustee                   President and CEO, Fortson Oil Company (1958-Present);
   301 Commerce Street                                            Director, Kimbell Art Foundation (1964-Present); Director,
   Suite 3301                                                     Burnett Foundation (1987-Present); Honorary Trustee, Texas
   Fort Worth, Texas  76102                                       Christian University (1986-Present); Trustee, American
                                                                  AAdvantage Mileage Funds (1996-Present).

   John S. Justin (80)                  Trustee                   Chairman and Chief Executive Officer, Justin Industries,
   2821 West Seventh Street                                       Inc. (a diversified holding company) (1969-Present);
   Fort Worth, Texas  76107                                       Executive Board Member, Blue Cross/Blue Shield of Texas

                                                                  (1985-Present); Board Member, Zale Lipshy Hospital (1993-
                                                                  Present); Trustee, Texas Christian University (1980-Present);
                                                                  Director and Executive Board Member, Moncrief Radiation Center
                                                                  (1985-Present); Director, Texas New Mexico Enterprises
                                                                  (1984-1993); Director, Texas New Mexico Power Company (1979-1993);
                                                                  Trustee, American AAdvantage Mileage Funds (1995-Present).

                                        POSITION WITH
   NAME, AGE AND ADDRESS                 EACH TRUST                            PRINCIPAL OCCUPATION DURING PAST 5 YEARS
   ---------------------                -------------             ------------------------------------------------------------------
   Stephen D. O'Sullivan* (61)          Trustee                   Consultant (1994-Present); Vice President and Controller
                                                                  (1985-1994), American  Airlines, Inc.; Trustee, American
                                                                  AAdvantage Mileage Funds (1995-Present).

   Roger T. Staubach (55)               Trustee                   Chairman of the Board and Chief Executive Officer
   6750 LBJ Freeway                                               (1982-Present) and President (1983-1991) of The Staubach
   Dallas, Texas  75240                                           Company (a commercial real estate company); Director,
                                                                  Halliburton Company (1991-Present); Director, First USA, Inc.
                                                                  (1993-Present); Director, Brinker International (1993-Present);
                                                                  Director, Columbus Realty Trust (1994-Present); Member of the
                                                                  Advisory Board, The Salvation Army; Trustee, Institute for
                                                                  Aerobics Research; Member of Executive Council, Daytop/Dallas;
                                                                  former quarterback of the Dallas Cowboys professional football team; Trustee, American AAdvantage Mileage Funds (1995-Present).

   Kneeland Youngblood, M.D.(40)        Trustee                   Physician (1982-Present); President (1983-Present),
   2305 Cedar Springs Road                                        Youngblood Enterprises, Inc. (a health care investment and
   Suite 401                                                      management firm); Trustee, Teachers Retirement System of
   Dallas, Texas  75201                                           Texas (1993-Present); Director, United States Enrichment
                                                                  Corporation (1993-Present), Director, Just For the Kids
                                                                  (1995-Present); Member, Council on Foreign Relations
                                                                  (1995-Present); Trustee, American AAdvantage Mileage Funds
                                                                  (1996-Present).

   Nancy A. Eckl (34)                   Vice President            Vice President, AMR Investment Services, Inc. (1990-Present).

   Michael W. Fields (43)               Vice President            Vice President, AMR Investment Services, Inc. (1988-Present).

   Barry Y. Greenberg (33)              Vice President and        Director, Legal and Compliance, AMR Investment Services,
                                        Assistant Secretary       Inc. (1995-Present); Branch Chief (1992-1995) and Staff
                                                                  Attorney (1988-1992), Securities and Exchange Commission.

   Rebecca L. Harris (30)               Treasurer                 Director of Finance (1995-Present), Controller (1991-1995),
                                                                  AMR Investment Services, Inc.

   John B. Roberson (38)                Vice President            Vice President, AMR Investment Services, Inc. (1991-Present).


                                        POSITION WITH
   NAME, AGE AND ADDRESS                 EACH TRUST               PRINCIPAL OCCUPATION DURING PAST 5 YEARS
   ---------------------                 ----------               ----------------------------------------
   Janice B. Schwarz (37)               Assistant Secretary       Senior Business Systems Coordinator, (1996-Present),
                                                                  Senior Compliance Analyst (1990-1996), AMR Investment
                                                                  Services, Inc.

   Clifford J. Alexander (53)           Secretary                 Partner, Kirkpatrick & Lockhart LLP (law firm)

   Robert J. Zutz (44)                  Assistant Secretary       Partner, Kirkpatrick & Lockhart LLP (law firm)



# The law firm of Akin, Gump, Strauss, Hauer & Feld LLP ("Akin, Gump") provides legal services to American Airlines, Inc., an affiliate of the Manager. Mr. Feld has advised the Trusts that he has had no material involvement in the services provided by Akin, Gump to American Airlines, Inc. and that he has received no material benefit in connection with these services. Akin, Gump does not provide legal services to the Manager or AMR Corporation.

* Messrs. Quinn and O'Sullivan, by virtue of their current or former positions, are deemed to be "interested persons" of the Trust and AMR Trust as defined by the 1940 Act.

       All Trustees and officers as a group own less than 1% of the outstanding shares of any of the Funds.

       As compensation for their service to the Trust and the AMR Trust, the Independent Trustees and their spouses receive free air travel from American Airlines, Inc., an affiliate of the Manager. The Trust and the AMR Trust do not pay for these travel arrangements. However, the Trusts compensate each Trustee with payments in an amount equal to the Trustees' income tax on the value of this free airline travel. Mr. O'Sullivan, who as a retiree of American Airlines, Inc. already receives free airline travel, receives compensation annually of up to three round trip airline tickets for each of his three adult children. Trustees are also reimbursed for any expenses incurred in attending Board meetings. These amounts are reflected in the following table for the fiscal year ended October 31, 1996.1


                                                         Pension or Retirement                          Total Compensation
                                       Aggregate       Benefits Accrued as Part    Estimated Annual       From American
                                     Compensation               of the              Benefits Upon       AAdvantage Funds
                                       From the            Trust's Expenses           Retirement             Complex
Name of Trustee                          Trust
---------------                          -----
William F. Quinn                          $0                      $0                      $0                    $0
John S. Justin                           $373                     $0                      $0                  $1,492
Stephen D. O'Sullivan                    $458                     $0                      $0                  $1,832
Roger T. Staubach                       $2,832                    $0                      $0                 $11,330



            TRUSTEES AND OFFICERS OF THE EQUITY 500 INDEX PORTFOLIO

         The Equity 500 Index Portfolio Board oversees the activities of the Equity 500 Index Portfolio and reviews contractual arrangements with companies that provide services to the Portfolio. The Trustees and officers of the Equity 500 Index Portfolio and their principal occupations during the past five years are set

------------------
(1) Messrs. Feld and Fortson and Dr. Youngblood did not serve as Trustees during this period.

forth below. Their titles may have varied during that period. Unless otherwise indicated, the address of each Trustee and officer is c/o Edgewood Services, Inc., Clearing Operations, P.O. Box 897, Pittsburgh, PA 15230-0897.


                                   POSITION WITH
                                   EQUITY 500 INDEX
NAME, AGE AND ADDRESS              PORTFOLIO                               PRINCIPAL OCCUPATION DURING PAST 5 YEARS
---------------------              -------------------       --------------------------------------------------------------------
Charles P. Biggar (65)             Trustee                   Retired; Director of Chase/NBW Bank Advisory Board;
12 Hitching Post Lane                                        Director, Batemen, Eichler, Hill Richards Inc.; formerly
Chappaqua, NY  10514                                         Vice President of International Business Machines and
                                                             President of the National Services and the Field Engineering
                                                             Divisions of IBM.

Philip W. Coolidge* (44)           Trustee                   Chairman, Chief Executive Officer and President, Signature
                                                             Financial Group (December 1988-Present) and Signature
                                                             Broker-Dealer Services, Inc. (April 1989-Present).

S. Leland Dill (65)                Trustee                   Retired; Director, Coutts & Company Group and Coutts & Co.
5070 North Ocean Drive                                       (U.S.A.) International; Director, Zweig Series Trust;
Singer Island, FL  33404                                     formerly Partner of KPMG Peat  Marwick; Director, Vinters
                                                             International Company Inc.; General Partner of Pemco (an
                                                             investment company registered under the 1940 Act).

Philip Saunders, Jr. (60)          Trustee                   Principal, Philip Saunders Associates (Consulting); former
445 Glen Road                                                Director of Financial Industry Consulting, Wolf & Company;
Weston, MA  02193                                            President, John Hancock Home Mortgage Corporation;  and
                                                             Senior Vice President of Treasury and Financial Services, John
                                                             Hancock Mutual Life Insurance Company, Inc.

Ronald M. Petnuch (36)             President and Treasurer   Senior Vice President, Federated Services Company ("FSC");
                                                             formerly Director of Proprietary Client Services, Federated
                                                             Administrative Services ("FAS") and formerly Associate
                                                             Corporate Counsel, Federated Investors ("FI").

Charles L. Davis, Jr. (36)         Vice President and        Vice President, FAS.
                                   Assistant Treasurer

Jay S. Neuman (46)                 Secretary                 Corporate Counsel, FI.



   * Mr. Coolidge, by virtue of his current or former positions, is deemed to be an "interested person" of the Equity 500 Index Portfolio as defined by the 1940 Act.

       No person who is an officer or director of BT is an officer or Trustee of the Equity 500 Index Portfolio. No director, officer or employee of Edgewood Services, Inc. ("Edgewood") or any of its affiliates will receive any compensation from the Equity 500 Index Portfolio for serving as an officer or Trustee of the Equity 500 Index Portfolio. The Portfolio and certain other investment companies advised by BT (the "BT Funds Complex") collectively pay each Trustee who is not a director, officer or employee of BT, Edgewood, or any of their affiliates an annual fee of $10,000, respectively, per annum plus $1,250, respectively, per meeting attended and reimburses them for travel and out-of-pocket expenses. For the year ended December 31, 1996, the Equity 500 Index Portfolio incurred Trustees fees equal to $9,865.



       The following table reflects fees paid to the Trustees of the Equity 500 Index Portfolio for the year ended December 31, 1996.




                            AGGREGATE COMPENSATION     TOTAL COMPENSATION FROM
                               FROM THE EQUITY            BT FUNDS COMPLEX
NAME OF TRUSTEE               500 INDEX PORTFOLIO         PAID TO TRUSTEES
---------------             -------------------           ----------------
Philip W. Coolidge               $     0                    $     0
Charles P. Biggar                $ 3,204                    $26,000
S. Leland Dill                   $ 3,204                    $26,000
Philip Saunders, Jr              $ 3,204                    $26,000


     BT reimbursed the Equity 500 Index Portfolio for a portion of its Trustees fees for the period above. See "Management, Administrative Services and Distribution Fees" and "Investment Advisory Agreements" below.


           MANAGEMENT, ADMINISTRATIVE SERVICES AND DISTRIBUTION FEES


       As described more fully in the Prospectus, the Manager is paid a management fee as compensation for paying investment advisory fees and for providing the Trust and the AMR Trust with advisory and asset allocation services. Management fees for the fiscal years ended October 31 were approximately as follows: 1994, $6,950,000 of which approximately $2,965,000 was paid by the Manager to the other investment advisers; 1995 $7,603,000 of which approximately $3,985,000 was paid by the Manager to the other investment advisers; and 1996, $10,403,000 of which approximately $5,161,000 was paid by the Manager to the other investment advisers. Management fees in the amount of approximately $214,000, $29,000 and $44,000 were waived by the Manager during the fiscal years ended October 31, 1994, 1995 and 1996.


       Under the Management Agreement, the Manager presently monitors the services provided by BT to the Equity 500 Index Portfolio. The Manager receives no fee for providing these monitoring services. In the event that the Board determines that it is in the best interests of the S&P 500 Index Fund's shareholders to withdraw its investment from the Equity 500 Index Portfolio, the Manager would become responsible for directly managing the assets of the S&P 500 Index Fund. In such event, the Fund would pay the Manager an annual fee of up to 0.10% of the Fund's average net assets, accrued daily and paid monthly.

       Prior to August 1, 1994, shareholders of the Balanced, Growth and Income, International Equity and Limited-Term Income Funds ("Variable NAV Funds") were required to enter into a Shareholder Services Agreement with the Manager which obligated the Manager to provide or oversee on behalf of a shareholder's account certain administrative and management services (other than investment advisory services). Effective August 1, 1994, shareholder services agreements were eliminated and replaced by an administrative services fee paid by each of the Variable NAV Funds to the Manager. Shareholder services fees for the nine months ended July 31, 1994 were approximately $1,292,000.

       In addition to the management fee, the Manager is paid an administrative services fee for providing administrative and management services (other than investment advisory services) to the Funds. Administrative services fees for the fiscal years ended October 31 were approximately as follows: 1994, $1,473,000; 1995, $2,731,000; and 1996, $2,893,400. Administrative service fees in the amount of approximately $14,000 and $9,000 were waived by the Manager during the fiscal years ended October 31, 1994 and 1995 respectively.

       BT provides administrative services to the Equity 500 Index Portfolio. Under the administration and services agreement between the Equity 500 Index Portfolio and BT, BT is obligated on a continuous basis to provide such administrative services as the Equity 500 Index Portfolio Board reasonably deems necessary for the proper administration of the Portfolio. BT generally will assist in all aspects of the Portfolio's operations; supply and maintain office facilities (which may be in BT's own offices), statistical and research data, data processing services, clerical, accounting, bookkeeping and recordkeeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), internal auditing, executive and administrative services, and stationary and office supplies; prepare reports to investors; prepare and file tax returns; supply financial information and supporting data for reports to and filing with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Equity 500 Index Portfolio Board; provide monitoring reports and assistance regarding compliance with its Declaration of Trust, By-Laws, investment objectives and policies and with Federal and state securities laws; arrange for appropriate insurance coverage; calculate net asset values, net income and realized capital gains or losses; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services.

       Pursuant to a sub-administration agreement between BT and Federated Services Company ("Federated") (the "Sub-Administration Contract"), Federated performs such sub-administration duties for the Equity 500 Index Portfolio as from time to time may be agreed upon by BT and Federated. The Sub-Administration Contract provides that Federated will receive such compensation as from time to time may be agreed upon by Federated and BT.
All such compensation will be paid by BT.


       For the years ended December 31, 1994, 1995 and 1996 BT earned $214,173, $385,265 and $752,981, respectively, as compensation for administrative and other services provided to the Equity 500 Index Portfolio.


       On September 1, 1995, Brokers Transaction Services, Inc. ("BTS"), became distributor of the Funds' shares, and as such began receiving an annualized fee of $50,000 from the Manager for distributing the shares of the Trust and the American AAdvantage Mileage Funds.
Prior to this date, the Trust was self-distributed.


                          APPROACH TO STOCK SELECTION

       Investment advisers to the corresponding Portfolios of the Balanced, Growth and Income and International Equity Funds will select equity securities which, in their opinion, have above average growth potential and are also selling at a discount to the market. This approach focuses on the purchase of a diverse group of stocks below their perceived economic value. Each of the investment advisers determines the growth prospects of firms based upon a combination of internal and external research using fundamental economic cycle analysis and considering changing economic trends. The determination of value is based upon the analysis of several characteristics of the issuer and its equity securities including price to earnings ratio, price to book value ratio, assets carried below market value, financial strength and dividend yield.

                              REDEMPTIONS IN KIND

       Although each Fund intends to redeem shares in cash, each reserves the right to pay the redemption price in whole or in part by a distribution of readily marketable securities held by the applicable Fund's corresponding Portfolio. However, shareholders always will be entitled to redeem shares for cash up to the lesser of $250,000 or 1% of the applicable Fund's net asset value during any 90-day period. Redemption in kind is not as liquid as a cash redemption. In addition, if redemption is made in kind, shareholders who receive securities and sell them could receive less than the redemption value of their securities and could incur certain transactions costs.


                         INVESTMENT ADVISORY AGREEMENTS


       With the exception of Investment Advisory Agreements ("Advisory Agreements") with Brandywine Asset Management, Inc. ("Brandywine") and Rowe Price-Fleming International, Inc. ("Fleming"), separate Advisory Agreements between the investment advisers of the Balanced, Growth and Income, International Equity and Limited-Term Income Funds and their corresponding Portfolios, as described in the Prospectus, were approved and became effective as of October 1, 1995. Prior to that date, these Funds had entered into Advisory Agreements with the same investment advisers. On October 1, 1995, each Fund Advisory Agreement was amended to provide that to the extent a Fund invests all of its investable assets in its corresponding Portfolio, the adviser will not receive an advisory fee under that Advisory Agreement. Brandywine was approved as an investment adviser of the corresponding Portfolios of the Balanced and Growth and Income Funds and the AMR Trust, effective as of April 1, 1996. Fleming was approved as an investment adviser to the corresponding Portfolio of the International Equity Fund and the AMR Trust, effective as of April 1, 1996. Following the acquisition of Hotchkis and Wiley ("Hotchkis") by Merrill Lynch, Pierce, Fenner & Smith, Inc., a new Advisory Agreement with Hotchkis was approved, effective as of November 12, 1996.



       Under the terms of the Equity 500 Index Portfolio's Investment Advisory Agreement with BT, BT manages the Equity 500 Index Portfolio subject to the supervision and direction of the Equity 500 Index Portfolio Board. BT has agreed to: (1) act in strict conformity with the Equity 500 Index Portfolio's Declaration of Trust and the 1940 Act, as the same may from time to time be amended; (2) manage the Equity 500 Index Portfolio in accordance with the Portfolio's investment objective, restrictions and policies; (3) make investment decisions for the Equity 500 Index Portfolio; and (4) place purchase and sale orders for securities and other financial institutions on behalf of the Equity 500 Index Portfolio.


       BT bears all expenses in connection with the performance of services under the Agreement. The S&P 500 Index Fund and the Equity 500 Index Portfolio each bear certain other expenses incurred in their operation, including: taxes, interest, brokerage fees and commissions, if any; fees of Trustees of the Portfolio or Trustees of the Trust who are not officers, directors or employees of BT, Edgewood, the Manager or any of their affiliates; SEC fees and state Blue Sky qualification fees; charges of custodians and transfer and dividend disbursing agents; certain insurance premiums; outside auditing and legal expenses; costs attributable to investor services, including telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of shareholders, officers and Trustees of the Equity 500 Index Portfolio or Trustees of the Trust, and any extraordinary expenses.


       For the years ended December 31, 1994, 1995 and 1996 BT earned $428,346, $770,530 and $1,505,963, respectively, as compensation for investment advisory services provided to the Equity 500 Index Portfolio. During the same periods, BT reimbursed $249,230, $418,814 and $870,024, respectively, to the Equity 500 Index Portfolio to cover expenses.


       BT may have deposit, loan and other commercial banking relationships with the issuers of obligations that may be purchased on behalf of the Equity 500 Index Portfolio, including outstanding loans to such issuers that could be repaid in whole or in part with the proceeds of securities so purchased. Such affiliates deal, trade and invest for their own accounts in such obligations and are among the leading dealers of various types of such obligations. BT has informed the Equity 500 Index Portfolio that, in making its investment decisions, it does not obtain or use material inside information in its possession or in the possession of any of its affiliates. In making investment recommendations for the Equity 500 Index Portfolio, BT will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Equity 500 Index Portfolio is a customer of BT, its parent or its subsidiaries or affiliates and, in dealing with its customers, BT, its parent, subsidiaries and affiliates will not inquire or take into consideration whether securities of such customers are held by any fund managed by BT or any such affiliate.

       Each Investment Advisory Agreement will automatically terminate if assigned, and may be terminated without penalty at any time by the Manager, by a vote of a majority of the Trustees or by a vote of a majority of the outstanding voting securities of the applicable Fund on no less than thirty
(30) days' nor more than sixty (60) days' written notice to the investment adviser, or by the investment adviser upon sixty (60) days' written notice to the Trust. The Investment Advisory Agreements will continue in effect provided that annually such continuance is specifically approved by a vote of the Trustees, including the affirmative votes of a majority of the Trustees who are not parties to the Agreement or "interested persons" (as defined in the 1940
Act) of any such party, cast in person at a meeting called for the purpose of considering such approval, or by the vote of shareholders.


                       PORTFOLIO SECURITIES TRANSACTIONS

       The Investment Advisory Agreements provide, in substance, that in executing portfolio transactions and selecting brokers or dealers, the principal objective of each investment adviser is to seek the best net price and execution available. It is expected that securities ordinarily will be purchased in the primary markets, and that in assessing the best net price and execution available, each investment adviser shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis.

       BT may utilize the expertise of any of its worldwide subsidiaries and affiliates to assist in its role as investment adviser. All orders for investment transactions on behalf of the Equity 500 Index Portfolio are placed by BT with broker-dealers and other financial intermediaries that it selects, including those affiliated with BT. A BT affiliate will be used in connection with a purchase or sale of an investment for the Equity 500 Index Portfolio only if BT believes that the affiliate's charge for the transaction does not exceed usual and customary levels. The Equity 500 Index Portfolio will not invest in obligations for which BT or any of its affiliates is the ultimate obligor or accepting bank. The Portfolio may, however, invest in the obligations of correspondents and customers of BT.

       In selecting brokers or dealers to execute particular transactions, investment advisers are authorized to consider "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), provision of statistical quotations (including the quotations necessary to determine a Portfolio's net asset value), the sale of Trust shares by such broker-dealer or the servicing of Trust shareholders by such broker-dealer, and other information provided to the applicable Portfolio, to the Manager, BT and/or to the investment advisers (or their affiliates), provided, however, that the investment adviser determines that it has received the best net price and execution available. The investment advisers are also authorized to cause a Portfolio to pay a commission to a broker or dealer who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of the commission another broker or dealer would have charged for effecting that transaction. The Trustees, the Manager or the investment advisers, as appropriate, must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided viewed in terms of that particular transaction or in terms of all the accounts over which the Manager or the investment adviser exercises investment discretion.


       For the fiscal years ended October 31, 1994 and 1995 the following brokerage commissions were paid by the Funds, and for 1996, by their corresponding Portfolios. The S&P 500 Index Fund was not operational during these periods.


Fund/Portfolio                          1994             1995             1996
--------------                          ----             ----             ----
Balanced                              $228,250         $388,253         $503,947
Growth and Income                     $300,096         $590,364         $956,767
International Equity                  $391,301         $422,670         $544,844
Limited-Term Income                   $      0         $      0         $      0
Money Market Funds                    $      0         $      0         $      0


       For the years ended December 31, 1994, 1995 and 1996 the Equity 500 Index Portfolio paid the following brokerage commissions: $97,069, $172,924 and $______.



       The commissions listed above were paid directly by the Funds for the fiscal years ended October 31, 1994 and 1995. For the fiscal year ended October 31, 1996 the commissions were paid by the corresponding Portfolios of the AMR Trust, and shareholders of the Funds bear only the pro-rata portion of the brokerage commissions.





       Following is the portfolio turnover rate for the Funds for the fiscal year ended October 31, 1995 and portfolio turnover rate for the corresponding Portfolios of the Funds for the fiscal year ended October 31, 1996. The portfolio turnover rate for the Equity 500 Index Portfolio is for its fiscal years ended December 31, 1995 and December 31, 1996.



Fund/Portfolio                                 1995                   1996
--------------                                 ----                   ----
Balanced                                        73%                    76%
Growth and Income                               26%                    40%
International Equity                            21%                    19%
Limited-Term Income                            183%                   304%
Equity 500 Index Portfolio                        %                      %



       High portfolio turnover can increase a Fund's transaction costs and generate additional capital gains or losses. The increase in portfolio turnover for the

Limited-Term Income Portfolio was due to repositioning the portfolio to a different internal benchmark.


       The fees of the investment advisers are not reduced by reason of receipt of such brokerage and research services. However, with disclosure to and pursuant to written guidelines approved by the Board or the Equity 500 Index Portfolio Board, as appropriate, an investment adviser of a Portfolio or its affiliated broker-dealer may execute portfolio transactions and receive usual and customary brokerage commissions (within the meaning of Rule 17e-1 under the 1940 Act) for doing so. The Funds did not execute any portfolio transactions in fiscal year 1994 with affiliated brokers. During the fiscal year ended October 31, 1995, the International Equity Fund paid $18,937 in brokerage commissions to Morgan Stanley, Inc., an affiliate of Morgan Stanley Asset Management, an investment adviser to the International Equity Fund, and the Balanced Fund paid $18 in brokerage commissions to Sutro & Company, an affiliate of Independence Investment Associates, an investment adviser to the Balanced and Growth and Income Funds. The percentage of total commission of the International Equity Fund paid to Morgan Stanley in 1995 was 4% representing 8% of the International Equity Fund's total dollar value of transactions. The percentage of total commission of the Balanced Fund paid to Sutro & Company in 1995 was 0.005% representing 0.03% of the Balanced Fund's total dollar value of transactions. During the fiscal year ended October 31, 1996, the Balanced Portfolio and the Growth and Income Portfolio paid $125 and $2,750, respectively, in brokerage commissions to Sutro & Company. The percentages of total commissions of the Balanced Portfolio and the Growth and Income Portfolio paid to Sutro & Company in 1996 were 0.02% and 0.29%, respectively. The transactions represented 0.03% of the Balanced Portfolio and 0.25% of the Growth and Income Portfolio's total dollar value of portfolio transactions for the fiscal year ended October 31, 1996. During the fiscal year ended October 31, 1996, the International Equity Portfolio paid $2,142, $1,002, $2,051 and $20,129, to Fleming Martin, Jardine Fleming, Ord Minnett and Robert Fleming & Co., respectively, affiliates of Rowe Price-Fleming International, Inc., an adviser to the International Equity Portfolio, and $3,892 to Morgan Stanley International, an affiliate of Morgan Stanley Asset Management also an investment adviser to the International Equity Portfolio. The percentage of total commissions paid to affiliated brokers of the International Equity Portfolio in 1996 was 2.68%. The transactions represented 2.2% of the International Equity Portfolio's total dollar value of portfolio transactions for the fiscal year ending October 31, 1996.

       In certain instances there may be securities that are suitable for the Equity 500 Index Portfolio as well as for one or more of BT's other clients. Investment decisions for the Equity 500 Index Portfolio and for BT's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Equity 500 Index Portfolio is concerned. However, it is believed that the ability of the Equity 500 Index Portfolio to participate in volume transactions will produce better executions for the Portfolio.

                                NET ASSET VALUE


       It is the policy of the Money Market Fund, Municipal Money Market Fund and U.S. Government Money Market Fund (collectively the "Money Market Funds") to attempt to maintain a constant price per share of $1.00. There can be no assurance that a $1.00 net asset value per share will be maintained. The portfolio instruments held by the Money Market Funds' corresponding Portfolios are valued based on the amortized cost valuation technique pursuant to Rule 2a-7 under the 1940 Act. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value. Such market fluctuations are generally in response to changes in interest rates. Use of the amortized cost valuation method requires the corresponding Portfolios of the Money Market Funds to purchase instruments having remaining maturities of 397 days or less, to maintain a dollar weighted average portfolio maturity of 90 days or less, and to invest only in securities determined by the Trustees to be of high quality with minimal credit risks. The corresponding portfolios of the Money Market Funds may invest in issuers or instruments that at the time of purchase have received the highest short-term rating by two Rating Organizations, such as "D-1" by Duff & Phelps and "F-1" by Fitch Investors Service, Inc., and have received the next highest short-term rating by other Rating Organizations, such as "A-2" by Standard & Poors and "P-2" by Moody's Investors Service, Inc. See "Ratings of Municipal Obligations" and "Ratings of Short-Term Obligations" for further information concerning ratings.



                                TAX INFORMATION

TAXATION OF THE FUNDS

       To qualify as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended ("Code"), each Fund (each of which is treated as a separate corporation for these purposes) must, among other requirements:

       * Derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or (in the case of the International Equity Fund) foreign currencies, or certain other income, including gains from options, futures or forward contracts ("Income Requirement");

       * Derive less than 30% of its gross income each taxable year from the sale or other disposition of securities, or non-foreign currency options or futures, or (in the case of the International Equity
           Fund) foreign currencies (or futures or forward contracts thereon) that are not directly related to the Fund's principal business of investing in securities (or futures with respect thereto), that are held for less than three months ("Short-Short Limitation");

       * Diversify its investments in securities within certain statutory limits; and

       * Distribute annually to its shareholders at least 90% of its investment company taxable income (generally, taxable net investment income plus net short-term capital gain) plus, in the case of the Municipal Money Market Fund, net interest income excludable from gross income under section 103(a) of the Code ("Distribution Requirement").

       Each Fund has received either a ruling from the Internal Revenue Service ("IRS") or an opinion of counsel that the Fund, as an investor in its corresponding

Portfolio, is deemed to own a proportionate share of the Portfolio's assets and to earn the income on that share for purposes of determining whether the Fund satisfies all the requirements described above to qualify as a RIC.

       See the next section for a discussion of the tax consequences to the Funds of certain investments by the Portfolios.

TAXATION OF THE PORTFOLIOS

       The Portfolios have received rulings from the IRS to the effect that, among other things, each Portfolio is treated as a separate partnership for federal income tax purposes and is not a "publicly traded partnership." As a result, each Portfolio is not subject to federal income tax; instead, each investor in a Portfolio, such as a Fund, is required to take into account in determining its federal income tax liability its share of the Portfolio's income, gains, losses, deductions, credits and tax preference items, without regard to whether it has received any cash distributions from the Portfolio.

       Because, as noted above, each Fund is deemed to own a proportionate share of its corresponding Portfolio's assets and income for purposes of determining whether the Fund satisfies the requirements to qualify as a RIC, each Portfolio intends to conduct its operations so that its corresponding Fund will be able to satisfy all those requirements.

       Distributions to a Fund from its corresponding Portfolio (whether pursuant to a partial or complete withdrawal or otherwise) will not result in the Fund's recognition of any gain or loss for federal income tax purposes, except that (1) gain will be recognized to the extent any cash that is distributed exceeds the Fund's basis for its interest in the Portfolio before the distribution, (2) income or gain will be recognized if the distribution is in liquidation of the Fund's entire interest in the Portfolio and includes a disproportionate share of any unrealized receivables held by the Portfolio and
(3) loss will be recognized if a liquidation distribution consists solely of cash and/or unrealized receivables. A Fund's basis for its interest in its corresponding Portfolio generally will equal the amount of cash and the basis of any property the Fund invests in the Portfolio, increased by the Fund's share of the Portfolio's net income and gains and decreased by (a) the amount of cash and the basis of any property the Portfolio distributes to the Fund and
(b) the Fund's share of the Portfolio's losses.

       A Portfolio may acquire zero coupon or other securities issued with original issue discount. As an investor in a Portfolio that holds those securities, a Fund would have to include in its income its share of the original issue discount that accrues on the securities during the taxable year, even if the Portfolio (and, hence, the Fund) receives no corresponding payment on the securities during the year. Because each Fund annually must distribute substantially all of its investment company taxable income, including any original issue discount, to satisfy the Distribution Requirement and avoid imposition of the 4% excise tax described in the Prospectus, a Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would be made from the Fund's cash assets, if any, or the proceeds of redemption of a portion of the Fund's interest in its corresponding Portfolio (which redemption proceeds would be paid from the Portfolio's cash assets or the proceeds of sales of portfolio securities, if necessary). The Portfolio might realize capital gains or losses from any such sales, which would increase or decrease the Fund's investment company taxable income and/or net capital gain (the excess of net long-term capital gain over net short-term capital loss). In addition, any such gains might be realized on the disposition of securities held for less than three months. Because of the Short-Short Limitation applicable to the Fund, any such gains would reduce the Portfolio's ability to sell other securities (or, in the case of the International Equity Portfolio, certain futures or forward contracts) held for less than three months that it might wish to sell in the ordinary course of its portfolio management.

       If the Balanced, the Growth and Income or the International Equity Portfolio acquires stock in a foreign corporation that is a "passive foreign investment company" ("PFIC") and holds the stock beyond the end of the year of acquisition, its corresponding Fund will be subject to federal income tax on the Fund's share of a portion of any "excess distribution" received by the Portfolio on the stock or of any gain realized by the Portfolio from disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. A Fund may avoid this tax and interest if its corresponding Portfolio elects to treat the PFIC as a "qualified electing fund," however, the requirements for that election are difficult to satisfy. These Portfolios currently do not intend to acquire securities that are considered PFICs.

       Hedging strategies, such as entering into forward contracts and selling and purchasing options and futures contracts, involve complex rules that will determine for federal income tax purposes the character and timing of recognition of gains and losses the International Equity Portfolio and the Equity 500 Index Portfolio realize in connection therewith. The International Equity Fund's share of the International Equity Portfolio's (1) income from foreign currencies (except certain gains that may be excluded by future regulations) and (2) income from transactions in futures and forward contracts derived with respect to its business of investing in securities or foreign currencies will qualify as allowable income for that Fund under the Income Requirement. Similarly, the S&P 500 Index Fund's share of the Equity 500 Index Portfolio's income from options and futures derived with respect to its business of investing securities will so qualify for the Fund; however, income from the disposition of such options and futures will be subject to the Short-Short Limitation for that Fund if they are held for less than three months. Income from the International Equity Portfolio's disposition of foreign currencies, and futures and forward contracts on foreign currencies, that are not directly related to its principal business of investing in securities (or futures with respect thereto) also will be subject to the Short-Short Limitation for the International Equity Fund if they are held for less than three months.

       For purposes of determining whether the International Equity Fund or the S&P 500 Index Fund satisfies the Short-Short Limitation, if its corresponding Portfolio satisfies certain requirements, an increase in value of a position that is part of a designated hedge will be offset by any decrease in value (whether realized or not) of the contra hedging position during the period of the hedge. Thus, only the net gain (if any) will be included in such Funds' gross income for purposes of that limitation.

       Dividends and interest received by the International Equity Portfolio may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax treaties between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains on investments by foreign investors.

TAXATION OF THE FUNDS' SHAREHOLDERS

       A portion of the dividends from a Fund's investment company taxable income, whether received in cash or paid in additional Fund shares, may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by the Fund (directly or through its corresponding Portfolio) from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the alternative minimum tax. No dividends paid by the Money Market Funds, the International Equity Fund or the Limited-Term Income Fund are expected to be eligible for this deduction.

       Distributions by the Municipal Money Market Fund of the amount by which income on tax-exempt securities exceeds certain amounts disallowed as deductions, designated by it as "exempt-interest dividends," generally may be excluded from gross income by its shareholders. Dividends paid by the Fund will qualify as exempt-interest dividends if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets (including its share of the Municipal Money Market Portfolio's assets) consists of securities the interest on which is excludable from gross income under section 103(a) of the Code. The Fund intends to continue to satisfy this requirement. The aggregate dividends excludable from shareholders' gross income may not exceed the Fund's net tax-exempt income. The shareholders' treatment of dividends from the Fund under local and state income tax laws may differ from the treatment thereof under the Code.

       Exempt-interest dividends received by a corporate shareholder may be indirectly subject to the alternative minimum tax. In addition, entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by private activity bonds ("PABs") or industrial development bonds ("IDBs") should consult their tax advisers before purchasing shares of the Municipal Money Market Fund because, for users of certain of these facilities, the interest on those bonds is not exempt from federal income tax. For these purposes, the term "substantial user" is defined generally to include a "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of PABs or IDBs.

       Up to 85% of social security and railroad retirement benefits may be included in taxable income for recipients whose adjusted gross income (including income from tax-exempt sources such as the Municipal Money Market
Fund) plus 50% of their benefits exceeds certain base amounts. Exempt-interest dividends from the Fund still are tax-exempt to the extent described above; they are only included in the calculation of whether a recipient's income exceeds the established amounts.


       If more than 50% of the value of the International Equity Fund's total assets (including its share of the International Equity Portfolio's total assets) at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to, and may, file an election with the IRS that will enable the Fund's shareholders, in effect, to receive the benefit of the foreign tax credit with respect to the Fund's share of any foreign and U.S. possessions income taxes paid by the Portfolio. If the Fund makes this election, the Fund will treat those taxes as dividends paid to its shareholders and each shareholder will be required to (1) include in gross income, and treat as paid by him, his proportionate share of those taxes, (2) treat his share of those taxes and of any dividend paid by the Fund that represents income from foreign or U.S. possessions sources as his own income from those sources and
(3) either deduct the taxes deemed paid by him in computing his taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against his federal income tax. If the election is made, the Fund will report to its shareholders shortly after each taxable year their respective shares of its income (including its share of the Portfolio's income) from foreign and U.S. possessions sources and its share of the taxes paid by the Portfolio to foreign countries and U.S.
possessions.


       The foregoing is only a summary of some of the important federal tax considerations affecting the Funds and their shareholders and is not intended as a substitute for careful tax planning. Accordingly, prospective investors are advised to consult their own tax advisers for more detailed information regarding the above and for information regarding federal, state, local and foreign taxes.

                       YIELD AND TOTAL RETURN QUOTATIONS

       A quotation of yield on shares of each class of the Money Market Funds may appear from time to time in advertisements and in communications to shareholders and others. Quotations of yields are indicative of yields for the limited historical period used but not for the future. Yield will vary as interest rates and other conditions change. Yield also depends on the quality, length of maturity and type of instruments invested in by the corresponding Portfolios of the Money Market Funds, and the applicable class's operating expenses. A comparison of the quoted yields offered for various investments is valid only if yields are calculated in the same manner. In addition, other similar investment companies may have more or less risk due to differences in the quality or maturity of securities held.

       The yields of the Money Market Funds may be calculated in one of two ways:

       (1) Current Yield--the net average annualized return without compounding accrued interest income. For a 7-day current yield, this is computed by dividing the net change in value over a 7 calendar-day period of a hypothetical account having one share at the beginning of a 7 calendar-day period by the value of the account at the beginning of this period to determine the "base period return." The quotient is multiplied by 365 divided by 7 and stated to two decimal places. A daily current yield is calculated by multiplying the net change in value over one day by 365 and stating it to two decimal places. Capital changes, such as realized gains and losses from the sale of securities and unrealized appreciation and depreciation, are excluded in calculating the net change in value of an account, but this calculation includes the aggregate fees and other expenses that are charged to all shareholder accounts in a class of a Fund. In determining the net change in value of a hypothetical account, this value is adjusted to reflect the value of any additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares.

       (2) Effective Yield--the net average annualized return as computed by compounding accrued interest income. In determining the 7-day effective yield, a class of a Fund will compute the "base period return" in the same manner used to compute the "current yield" over a 7 calendar-day period as described above. One is then added to the base period return and the sum is raised to the 365/7 power. One is subtracted from the result, according to the following formula:
                                                        365/7
            EFFECTIVE YIELD = [ (BASE PERIOD RETURN + 1)     ] - 1

       Based on these formulas, the current and effective yields were as follows for the periods and Funds indicated:



                                                                                             Effective yield for
                                              Current daily yield     Current yield for the    the 7 day period
                                                     as of             7 day period ended          ended
                                                 October 31, 1996       October 31, 1996      October 31, 1996
                                                 ----------------       ----------------      ----------------
Institutional Class
    Money Market Fund                                  5.43%                  5.42%               5.57%
    Municipal Money Market Fund                        3.45%                  3.45%               3.51%
    U.S. Government Money Market Fund                  5.32%                  5.02%               5.15%

PlanAhead Class
    Money Market Fund                                  5.10%                  5.09%               5.22%

                                              Current daily yield     Current yield for the    the 7 day period
                                                     as of             7 day period ended          ended
                                                 October 31, 1996       October 31, 1996      October 31, 1996
                                                 ----------------       ----------------      ----------------
    Municipal Money Market Fund                        3.14%                  3.14%               3.19%
    U.S. Government Money Market Fund                  4.96%                  4.66%               4.77%

       The Municipal Money Market Fund also may advertise a tax equivalent current and effective yield. The tax equivalent yields are calculated as follows:

      CURRENT YIELD/(1-APPLICABLE TAX RATE) = CURRENT TAX EQUIVALENT YIELD

    EFFECTIVE YIELD/(1-APPLICABLE TAX RATE) = EFFECTIVE TAX EQUIVALENT YIELD

Based on these formulas, the current and effective tax equivalent yields for the Municipal Money Market Fund for the seven day periods ending October 31, 1996 were:

                                                                 Current                Effective
Class                                                      Tax Equivalent Yield    Tax Equivalent Yield
Institutional (based on a 35.0% corporate tax rate)              5.31%                   5.40%
PlanAhead (based on a 39.6% personal tax rate)                   5.20%                   5.28%

       The advertised yields for each class of the Variable NAV Funds and the S&P 500 Index Fund are computed by dividing the net investment income per share earned during a 30-day (or one month) period less the aggregate fees that are charged to all shareholder accounts of the class in proportion to the 30-day (or one month) period and the weighted average size of an account in that class of a Fund by the maximum offering price per share of the class on the last day of the period, according to the following formula:

                           YIELD = 2{(A-B/CD +1)6- 1}

where, with respect to a particular class of a Fund, "a" is the dividends and interest earned during the period; "b" is the sum of the expenses accrued for the period (net of reimbursement, if any) and the aggregate fees that are charged to all shareholder accounts in proportion to the 30-day (or one month) period and the weighted average size of an account in the class; "c" is the average daily number of class shares outstanding during the period that were entitled to receive dividends; and "d" is the maximum offering price per class share on the last day of the period. Based on this formula, the estimated 30-day yield for the period ended October 31, 1996 for the Limited-Term Income Fund was 7.40%, 6.82% and 6.26%, for the AMR, Institutional and PlanAhead Classes, respectively.

       Each class of the Limited-Term Income Fund may also advertise a monthly distribution rate. The distribution rate gives the return of the class based solely on the dividend payout to that class if someone was entitled to the dividends for an entire month. A monthly distribution rate is calculated from the following formula:

                    MONTHLY DISTRIBUTION RATE = A/P*(365/N)

where, with respect to a particular class of shares, "A" is the dividend accrual per share during the month, "P" is the share price at the end of the month and "N" is the number of days in the month. Based on this formula, the monthly dividend rate for the AMR, Institutional and PlanAhead Classes of the Limited-Term Income Fund for the month of October 1996 was 7.13%, 6.79% and 6.61%, respectively. The "monthly dividend rate" is a non-standardized performance calculation and when used in an advertisement will be accompanied by the appropriate standardized SEC calculations.

       The advertised total return for a class of a Fund would be calculated by equating an initial amount invested in a class of a Fund to the ending redeemable value, according to the following formula:

                                         N
                                 P(1 + T)  = ERV

where "P" is a hypothetical initial payment of $1,000; "T" is the average annual total return for the class; "n" is the number of years involved; and "ERV" is the ending redeemable value of a hypothetical $1,000 payment made in the class at the beginning of the investment period covered.

       Based on this formula, annualized total returns were as follows for the periods and Funds indicated:


                                                                                                     For the period from
                                                For the one-year       For the five-year period     commencement of active
                                                  period ended                  ended                 operations through
                                               October 31, 1996(1)      October 31, 1996(1)(2)      October 31, 1996(1)(3)
                                               -------------------      ----------------------      ----------------------
AMR Class
   Balanced Fund                                      16.77%                    12.62%                    10.76%
   Growth and Income Fund                             23.66%                    15.65%                    12.30%
   International Equity Fund                          17.72%                    11.32%                    11.06%
   Limited-Term Income Fund                            5.38%                     5.83%                     7.04%
   S&P 500 Index Fund(4)                                N/A                       N/A                       N/A
Institutional Class
   Balanced Fund                                      16.46%                    12.49%                    10.69%
   Growth and Income Fund                             23.37%                    15.51%                    12.23%
   International Equity Fund                          17.27%                    11.17%                    10.93%
   Limited-Term Income Fund                            5.10%                     5.73%                     6.98%
   Money Market Fund                                   5.57%                     4.61%                     6.19%
   Municipal Money Market Fund (5)                     3.59%                      N/A                      3.26%
   U.S. Government Money Market Fund(7)                5.29%                      N/A                      4.31%
PlanAhead Class
   Balanced Fund (6)                                  16.01%                    12.32%                    10.61%
   Growth and Income Fund                             22.98%                    15.30%                    12.12%
   International Equity Fund                          16.95%                    10.97%                    10.73%
   Limited-Term Income Fund (6)                        4.83%                     5.61%                     6.91%
   Money Market Fund                                   5.21%                     4.45%                     6.10%
   Municipal Money Market Fund (5)                     3.27%                      N/A                      3.01%
   U.S. Government Money Market Fund(7)                4.94%                      N/A                      4.11%



      (1) The Institutional Class is the initial class for each Fund. The AMR Class and PlanAhead Class were not in existence prior to August 1, 1994. Total returns for the PlanAhead and AMR Classes reflect Institutional Class returns from the date of commencement of operations of each of these Funds through July 31, 1994 and returns of the applicable class for the period August 1, 1994 (commencement of operations of the new classes) through October 31, 1996. Due to the different expense structures between the classes, total returns would vary from the results shown had the classes been in operation for the entire periods. The S&P 500 Index Fund was not operational during this period.



      (2) The Municipal Money Market Fund and U.S. Government Money Market Fund had not commenced active operations as of November 1, 1991.



      (3) The Institutional Class of the Balanced Fund and the Growth and Income Fund commenced active operations on July 17, 1987; the Money Market Fund on September 1, 1987, the Limited-Term Income Fund on December 3, 1987, the International Equity Fund on August 7, 1991, the U.S. Government Money Market Fund on March 2, 1992 and the Municipal Money Market Fund on November 10, 1993. The PlanAhead and AMR Classes of all the Funds commenced active operations on August 1, 1994.

      (4) The S&P 500 Index Fund had not commenced active operations as of October 31,1996. See Appendix A for historical performance of the S&P 500 Composite Stock Price Index.


      (5) A portion of the Management and Administrative Services fees have been waived for the Municipal Money Market Fund since its inception.

      (6) A portion of the Service Plan Fees of the PlanAhead Class have been waived for the Balanced, Growth and Income and Limited-Term Income Funds since August 1, 1994.


      (7) Prior to March 1, 1997, the U.S. Government Money Market Fund was known as the U.S. Treasury Money Market Fund and operated under different investment policies.


      Each class of a Fund may also use "aggregate" total return figures for various periods which represent the cumulative change in value of an investment in a class of a Fund for the specific period. Such total returns reflect changes in share prices of a class of a Fund and assume reinvestment of dividends and distributions.

      Each Fund may give total returns from inception using the date when the current managers began active management as the inception date. However, returns using the actual inception date of the Fund will also be provided.

      In reports or other communications to shareholders or in advertising material, each class of a Fund may from time to time compare its performance with that of other mutual funds in rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., IBC Financial Data, Inc. and other similar independent services which monitor the performance of mutual funds or publications such as the "New York Times," "Barrons" and the "Wall Street Journal." Each class of a Fund may also compare its performance with various indices prepared by independent services such as Standard & Poor's, Morgan Stanley or Lehman Brothers or to unmanaged indices that may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.


      Each Fund may advertise the standard deviation of its returns for various time periods and compare its standard deviation to that of various indices. Standard deviation of performance over time is a measure of volatility. It indicates the spread of performance as compared to the Fund's central tendency or mean. In theory, a Fund that is more volatile should receive a higher return in exchange for taking extra risk. Standard deviation is a well-accepted statistic to gauge the riskiness of an investment strategy and measure its historical volatility as a predictor of risk, although the measure is subject to time selection bias.



      Advertisements for the Funds may mention that the Funds offer a variety of investment options. They may also compare the Funds to federally insured investments such as bank certificates of deposit and credit union deposits, including the long-term effects of inflation on these types of investments. Advertisements may also compare the historical rate of return of different types of investments. Advertisements for the International Equity Fund may compare the differences between domestic and foreign investments. Information concerning broker-dealers who sell the Funds may also appear in advertisements for the Funds, including their ranking as established by various publications compared to other broker-dealers.



      From time to time, the Manager may use contests as a means of promoting the American AAdvantage Funds. Prizes may include free air travel and/or hotel accommodations. Listings for certain of the Funds may be found in newspapers under the heading "Amer AAdvant."

                            DESCRIPTION OF THE TRUST

       The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for its obligations. However, the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust may maintain appropriate insurance (for example, fidelity bonding) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents to cover possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations. The Trust has not engaged in any other business.


       The Trust was originally created to manage money for large institutional investors, including pension and 401(k) plans for American Airlines, Inc. The AMR Class is offered to tax-exempt retirement and benefit plans of AMR Corporation and its affiliates. The following individuals are eligible for purchasing shares of the Institutional Class with an initial investment of less than $2 million: (i) employees of the Manager, (ii) officers and directors of AMR and (iii) members of the Trust's Board of Trustees. The PlanAhead Class was later created to give individuals and other smaller investors an opportunity to invest in the American AAdvantage Funds. As a result, shareholders of the PlanAhead Class benefit from the economies of scale generated by being part of a larger pool of assets.


       The corresponding Portfolios of the Balanced, the Growth and Income and the International Equity Funds utilize a multi-manager approach designed to reduce volatility by diversifying assets over multiple investment management firms. Each adviser is carefully chosen by the Manager through a rigorous screening process.


                      CONTROL PERSONS AND 5% SHAREHOLDERS


       The following persons may be deemed to control certain Funds by virtue of their ownership of more than 25% of the outstanding shares of a Fund as of January 31, 1997:


American AAdvantage Balanced Fund
AMR Corporation and subsidiary companies and Employee Benefit Trusts thereof.....66%
4333 Amon Carter Boulevard
Fort Worth, Texas 76155

American AAdvantage Growth and Income Fund
AMR Corporation and subsidiary companies and Employee Benefit Trusts thereof.....89%
4333 Amon Carter Boulevard
Fort Worth, Texas 76155

American AAdvantage International Equity Fund
AMR Corporation and subsidiary companies and Employee Benefit Trusts thereof.....80%
4333 Amon Carter Boulevard
Fort Worth, Texas 76155

American AAdvantage Limited-Term Income Fund
Retirement Advisors of America...................................................60%
5005 LBJ Freeway, Suite 1350
Dallas, Texas 75244

AMR Corporation and subsidiary companies and Employee Benefit Trusts thereof.....28%
4333 Amon Carter Boulevard
Fort Worth, Texas 76155

       AMR Corporation and subsidiary companies and Employee Benefit Trusts thereof own 100% of the shares of the AMR Class of the Balanced Fund, the Growth and Income Fund, the International Equity Fund and the Limited-Term Income Fund.


       In addition, the following persons own 5% or more of the outstanding shares of a Fund or Class as of January 31, 1997:


                                                                               Total             Instit.   PlanAhead
American AAdvantage Balanced Fund                                               Fund             Class        Class
---------------------------------                                               ----             -----        -----
Retirement Advisors of America                                                    17%             55%
   5005 LBJ Freeway, Suite 1350
   Dallas, TX  75244
Sky Chefs Master Trust                                                            10%             33%
   601 Ryan Plaza Drive
   Arlington, Texas  76011
NA Bank & Co.                                                                      1%                            40%
   P.O. Box 2180
   Tulsa, Oklahoma  74101
Berg Electronics Inc. Savings Plan                                                 0%                            11%
   4 New York Plaza - EBS 4th. Floor
   New York, New York  10004-2413
International Wire Retirement Savings Plan                                         0%                             7%
   770 Broadway, 10th Floor
   New York, New York  10003-9522

                                                                               Total             Instit.   PlanAhead
American AAdvantage Growth and Income Fund                                      Fund             Class      Class
------------------------------------------                                      ----             -----      -----
Retirement Advisors of America                                                     2%             45%
   5005 LBJ Freeway, Suite 1350
   Dallas, Texas  75244
Coca-Cola Retirement Plan                                                          1%             17%
   Hamill and Company (Trust Operations)
   P.O. Box 6558
   Houston, TX  77252-2558
Wachovia Bank of North Carolina                                                    0%              7%
  P.O. Box 3002
  Winston-Salem, North Carolina  27102
Clarence Arthur & Co.                                                              1%             10%
  AmeriTrust, Texas N.A.
  P.O. Box 951405
  Dallas, TX  75395-1405
Calhoun & Co.                                                                      0%              7%
  Comerica Bank
  P.O. Box 7500
  Detroit, Michigan  48275-3454
Berg Electronics Inc. Savings Plan                                                 0%                            27%
   4 New York Plaza - EBS 4th. Floor
   New York, New York  10004-2413
Crowe & Dunlevy Profit Sharing and Thrift Plan                                     0%                             6%
   20 N. Broadway, Suite 1800
   Oklahoma City, Oklahoma  73102-8203
Technical Products Group Inc. Retirement & Savings Plan                            0%                             9%
   2929 Allen Parkway, Suite 2500
   Houston, Texas  77019

                                                                               Total             Instit.   PlanAhead
American AAdvantage International Equity Fund                                   Fund             Class      Class
---------------------------------------------                                   ----             -----      -----
NA Bank & Co.                                                                      4%             22%
   P.O. Box 2180

                                                                               Total             Instit.   PlanAhead
American AAdvantage Growth and Income Fund                                      Fund             Class        Class
------------------------------------------                                      ----             -----        -----
   Tulsa, Oklahoma  74101
Retirement Advisors of America                                                     5%             25%
   5005 LBJ Freeway, Suite 1350
   Dallas, Texas  75244
Wachovia Bank of North Carolina                                                    1%              6%
   P.O. Box 3002
   Winston-Salem, North Carolina  27102
Clarence Arthur & Co.                                                              2%              8%
  AmeriTrust, Texas N.A.
  P.O. Box 951405
  Dallas, TX  75395-1405
York Health System                                                                 1%              8%
  1001 S. George St.
  York, PA  17405
IBJ Distributors Inc.                                                              0%                            12%
   237 Park Ave. Suite 910
   New York, NY  10017-3140
DLJ Securities Corp.                                                               0%                             9%
   P.O. Box 2052
   Jersey City, NJ  07303-2052
Patricia G. Burke Charitable Unitrust                                              0%                             9%
   650 Smithfield St., Suite 250
   Pittsburgh, PA  15222-3907

                                                                               Total             Instit.   PlanAhead
American AAdvantage Limited-Term Income Fund                                    Fund             Class        Class
--------------------------------------------                                    ----             -----        -----
   Retirement Advisors of America                                                 60%             85%
      5005 LBJ Freeway, Suite 1350
      Dallas, Texas  75244
   Wachovia Bank of North Carolina                                                 7%             10%
      P.O. Box 3002
      Winston-Salem, North Carolina  27102
Technical Products Group Inc. Retirement and Savings Plan                          0%                            19%
   2929 Allen Parkway, Suite 2500
   Houston, Texas  77019
Crowe & Dunlevy Profit Sharing and Thrift Plan                                     0%                            16%
   20 N. Broadway, Suite 1800
   Oklahoma City, Oklahoma  73102-8203
RIW Limited Partnership                                                            0%                            10%
   13155 Noel Rd., 24th. Floor
   Dallas, TX  75240-5090
Berg Electronics Inc. Savings Plan                                                 0%                             9%
   4 New York Plaza - EBS 4th. Floor
   New York, New York  10004-2413
Chancellor Limited Partnership                                                     0%                             8%
   13155 Noel Rd., 24th. Floor
   Dallas, TX  75240-5090
EPR Limited Partnership                                                            0%                             9%
   13155 Noel Rd., 24th. Floor
   Dallas, TX  75240-5090
Gale Force Limited Partnership                                                     0%                             6%
   13155 Noel Rd., 24th. Floor
   Dallas, TX  75240-5090

                                                                                Total             Instit.   PlanAhead
American AAdvantage Limited-Term Income Fund                                     Fund             Class       Class
--------------------------------------------                                     ----             -----       -----
William N. Hoffman                                                                 0%                             5%
   3515 Davis Rd.
   Granbury, TX  76049-5469

                                                                                Total             Instit.     PlanAhead
American AAdvantage Money Market Fund                                            Fund             Class         Class
-------------------------------------                                            ----             -----         -----
Seagate Technology Inc.                                                            7%              9%
   920 Disk Dr.
   Scotts Valley, CA  95066
City of Chicago International Airport Revenue Bonds                                6%              8%
   Harris Trust and Savings Bank(Indenture Trust Division)
   P.O. Box 755
   Chicago, Illinois  60690
Alliance Airport Authority                                                         5%              6%
   Bank One, Texas, NA (Corporate Trust Department)
   500 Throckmorton
   Fort Worth, Texas  76113-2604
Shell Oil Company                                                                  5%              6%
   Two Shell Plaza
   P.O. Box 2099
   Houston, TX  77252
Hewlett Packard Finance Co.                                                        5%              6%
   3000 Hanover St.
   Palo Alto, CA  94304-1185

                                                                                 Total             Instit.     PlanAhead
American AAdvantage Municipal Money Market Fund                                  Fund              Class         Class
-----------------------------------------------                                  ----              -----         -----
Merit Energy Co.                                                                3%             99%
      12222 Merit Dr., Suite 1500
      Dallas, TX 75251
Goddess Agency Inc.                                                             2%                            17%
      P.O. Box 9141
      Seattle, WA  98109-0141
Itech Systems, LP                                                               2%                            13%
      1013 Centre Rd.
      Wilmington, DE  19805-1265
Roger A. & Joann Wallis                                                         1%                            11%
      194 Olentangy Rd.
      Powell, OH 43065-9694
Jerome Reed Schusterman Irrevocable Trust                                       1%                            10%
      P.O. Box 699
      Tulsa, OK  74101-0699
Crowe & Dunlevy Profit Sharing and Thrift Plan                                  1%                             8%
      20 N. Broadway, Suite 1800
      Oklahoma City, Oklahoma  73102-8203
Brenda J. Pyle                                                                  1%                             5%
      59 Crystal Court
      Bel Air, MD  21014-5608
Crisostomo B. Garcia Trust                                                      1%                             5%
      P.O. Box 9248
      Rancho Santa Fe, CA  92067-4248
Jean-Marie & Marie Nadia Girardot                                               1%                             5%
      5328 N. Peachtree Rd.
      Dunwoody, GA 30338-3102

                                                                                 Total          Instit.        PlanAhead
American AAdvantage U.S. Government Money Market Fund                            Fund            Class          Class
-----------------------------------------------------                            ----            -----          -----
Hare & Co.                                                                        22%             41%            64%
   Bank of New York
   One Wall Street
   New York, NY  10286
Lone Star Airport Improvement Authority                                            9%             27%
   First National Bank of Chicago
   One First National Place
   Chicago, Illinois 60670
Grapevine Industrial Development Corp.                                             8%             22%
   First National Bank of Chicago
   One First National Place
   Chicago, Illinois  60670
British American Insurance Company                                                 3%              9%
   P.O. Box 1590
   Dallas, Texas  75221-1590
Family Orthopedic Association Profit Sharing Plan                                  1%                             8%
   8953 Bath Road
   Byron, MI  48418-9785
Leone C. Campbell Intervivo Trust                                                  1%                             9%
   4000 N. Federal Highway, Suite 206
   Boca Raton, FL  33431-45865


                               OTHER INFORMATION

       American Depositary Receipts (ADRs), European Depositary Receipts
(EDRs)-ADRs are depositary receipts for foreign issuers in registered form traded in U.S. securities markets, whereas, EDRs are in bearer form and traded in European securities markets. These securities are not denominated in the same currency as the securities into which they may be converted. Investing in ADRs and EDRs involves greater risks than are normally present in domestic investments. There is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in a Fund's possible inability to convert immediately into U.S. currency proceeds realized upon the sale of portfolio securities of the affected foreign companies.

       Bank Deposit Notes-Bank deposit notes are obligations of a bank, rather than bank holding company corporate debt. The only structural difference between bank deposit notes and certificates of deposit is that interest on bank deposit notes is calculated on a 30/360 basis as are corporate notes/bonds. Similar to certificates of deposit, deposit notes represent bank level investments and, therefore, are senior to all holding company corporate debt.

       Bankers' Acceptances-Bankers' acceptances are short-term credit instruments designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

       Cash Equivalents-Cash equivalents include certificates of deposit, bearer deposit notes, bankers' acceptances, government obligations, commercial paper, short-term corporate debt securities and repurchase agreements.

       Certificates of Deposit-Certificates of deposit are issued against funds deposited in an eligible bank (including its domestic and foreign branches, subsidiaries and agencies), are for a definite period of time, earn a specified rate of return and are normally negotiable.

       Cover-Transactions using forward contracts, future contracts, options on futures contracts and options on indices ("Financial Instruments"), other than purchased options, expose a Portfolio to an obligation to another party. A Portfolio will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies, or other forward contracts, options or futures contracts, or (2) cash, receivables and liquid assets, with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. Each Portfolio will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash, receivables, or liquid assets in a segregated account with its custodian in the prescribed amount.

       Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Portfolio's assets to cover or to segregated accounts could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

       Commercial Paper-Commercial paper refers to promissory notes representing an unsecured debt of a corporation or finance company with a fixed maturity of no more than 270 days. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

       Debentures-Debentures are unsecured debt securities. The holder of a debenture is protected only by the general creditworthiness of the issuer.

       Derivatives-Generally, a derivative is a financial arrangement, the value of which is based on, or "derived" from, a traditional security, asset or market index. Some "derivatives" such as mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There are a range of risks associated with those uses.

       Forward Foreign Currency Exchange Contracts-A forward foreign currency exchange contract ("forward contract") is a contract to purchase or sell a currency at a future date. The two parties to the contract set the number of days and the price. Forward contracts are used as a hedge against movements in future foreign exchange rates. The corresponding Portfolio of the International Equity Fund may enter into forward contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or other foreign currency.

       Forward contracts may serve as long hedges -- for example, the Portfolio may purchase a forward contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Portfolio intends to acquire. Forward contracts may also serve as short hedges -- for example, the Portfolio may sell a


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forward contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security denominated in a foreign currency or from the anticipated dividend or interest payments denominated in a foreign currency.
The Manager may seek to hedge against changes in the value of a particular currency by using forward contracts on another foreign currency or basket of currencies, the value of which the Manager believes will bear a positive correlation to the value of the currency being hedged.

       The cost to the Portfolio of engaging in forward contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. When the Portfolio enters into a forward contract, it relies on the contra party to make or take delivery of the underlying currency at the maturity of the contract. Failure by the contra party to do so would result in the loss of any expected benefit of the transaction.

       Buyers and sellers of forward contracts can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward contracts, with the result that closing transactions generally can be made for forward contracts only by negotiating directly with the contra party. Thus, there can be no assurance that the Portfolio will in fact be able to close out a forward contract at a favorable price prior to maturity. In addition, in the event of insolvency of the contra party, the Portfolio might be unable to close out a forward contract at any time prior to maturity. In either event, the Portfolio would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in the securities or currencies that are the subject of the hedge or to maintain cash or securities in a segregated account.

       The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward contract has been established. Thus, the Portfolio might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

       Full Faith and Credit Obligations of the U.S. Government-Securities issued or guaranteed by the U.S. Treasury, backed by the full taxing power of the U.S. Government or the right of the issuer to borrow from the U.S. Treasury.

       Futures Contracts-Futures contracts obligate a purchaser to take delivery of a specific amount of an obligation underlying the futures contract at a specified time in the future for a specified price. Likewise, the seller incurs an obligation to deliver the specified amount of the underlying obligation against receipt of the specified price. Futures are traded on both U.S. and foreign commodities exchanges. Only currency futures will be permitted in the corresponding Portfolio of the International Equity Fund. Futures contracts will be traded for the same purposes as entering into forward contracts. The use of futures contracts by the Equity 500 Index Portfolio is explained further under "Index Futures Contracts and Options on Index Futures Contracts."

       The purchase of futures can serve as a long hedge, and the sale of futures can serve as a short hedge.



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       No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a Portfolio is required to deposit "initial deposit" consisting of cash or U.S. Government Securities in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Portfolio at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Portfolio may be required by a futures exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

       Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking-to-market." Variation margin does not involve borrowing, but rather represents a daily settlement of a Portfolio's obligations to or from a futures broker. When the Portfolio purchases or sells a futures contract, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a Portfolio has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

       Purchasers and sellers of futures contracts can enter into offsetting closing transactions, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures contracts may be closed only on a futures exchange or board of trade that provides a secondary market. The Portfolios intend to enter into futures contracts only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract.

       Although futures contracts by their terms call for the actual delivery or acquisition of securities or currency, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities or currency. The offsetting of a contractual obligation is accomplished by buying (or selling, as appropriate) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities or currency. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, a Portfolio will incur brokerage fees when it purchases or sells futures contracts.

       Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

       If a Portfolio were unable to liquidate a futures contract due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Portfolio would continue to be subject to market risk with respect to the position. In addition, the Portfolio would continue to be required to make daily variation margin payments and might be required to maintain




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the position being hedged by the futures contract or option thereon or to maintain cash or securities in a segregated account.

       To the extent that a Portfolio enters into futures contracts, in each case other than for bona fide hedging purposes (as defined by the Commodities Futures Trading Commission ("CFTC"), the aggregate initial margin will not exceed 5% of the liquidation value of a Portfolio's portfolio, after taking into account unrealized profits and unrealized losses on any contracts that the Portfolio has entered into. This policy does not limit to 5% the percentage of the Portfolio's assets that are at risk in futures contracts.

       Futures contracts require the deposit of initial margin valued at a certain percentage of the contract and possibly adding "variation margin" should the price of the contract move in an unfavorable direction. As with forward contracts, the segregated assets must be either cash or high grade liquid debt securities.

       The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of securities price or currency exchange rate trends by the investment adviser may still not result in a successful transaction.

       In addition, futures contracts entail risks. Although an investment adviser believes that use of such contracts will benefit a particular Portfolio, if that investment adviser's investment judgment about the general direction of, for example, an index is incorrect, a Portfolio's overall performance would be poorer than if it had not entered into any such contract.

       General Obligation Bonds-General obligation bonds are secured by the pledge of the issuer's full faith, credit, and usually, taxing power. The taxing power may be an unlimited ad valorem tax or a limited tax, usually on real estate and personal property. Most states do not tax real estate, but leave that power to local units of government.

       Illiquid Securities. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities that are otherwise not readily marketable and repurchase agreements having a remaining maturity of longer than seven calendar days. Securities that have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven calendar days. A mutual fund also might have to register such restricted securities in order to dispose of


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them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

           In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. However, the fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

           Index Futures Contracts and Options on Index Futures Contracts-The Equity 500 Index Portfolio may invest in index futures contracts, options on index futures contracts and options on securities indices.

           Index Futures Contracts-U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the CFTC and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and through their clearing corporations.

            At the same time a futures contract on the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500" or the "Index") is purchased or sold, the Portfolio must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1-1/2% to 5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required.

           Options on Index Futures Contracts-The purchase of a call option on an index futures contract is similar in some respects to the purchase of a call option on such an index.

           The writing of a call option on a futures contract with respect to the Index constitutes a partial hedge against declining prices of the underlying securities that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Portfolio's holdings. The writing of a put option on an index futures contract constitutes a partial hedge against increasing prices of the underlying securities that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities that the Portfolio intends to purchase. If a put or call option the Portfolio has written is exercised, the Portfolio will incur a loss that will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

           The purchase of a put option on a futures contract with respect to the Index is similar in some respects to the purchase of protective put options on the Index. For example, the Portfolio may purchase a put option on an index futures contract to hedge against the risk of lowering securities values.


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           The amount of risk the Portfolio assumes when it purchases an option on a futures contract with respect to the Index is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of such an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

           The Equity 500 Index Portfolio Board has adopted the requirement that index futures contracts and options on index futures contracts be used as a hedge. Stock index futures may be used on a continual basis to equitize cash so that the Portfolio may maintain maximum equity exposure. The Portfolio will not enter into any futures contracts or options on futures contracts if immediately thereafter the amount of margin deposits on all the futures contracts of the Portfolio and premiums paid on outstanding options on futures contracts owned by the Portfolio would exceed 5% of the market value of the total assets of the Portfolio.

           Futures Contracts on Stock Indices-The Portfolio may enter into contracts providing for the making and acceptance of a cash settlement based upon changes in the value of an index of securities ("Futures Contracts"). This investment technique is designed only to hedge against anticipated future change in general market prices which otherwise might either adversely affect the value of securities held by the Portfolio or adversely affect the prices of securities which are intended to be purchased at a later date for the Portfolio.

           In general, each transaction in Futures Contracts involves the establishment of a position which will move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures positions taken for the Portfolio will rise in value by an amount that approximately offsets the decline in value of the portion of the Portfolio's investments that are being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of Futures Contracts may not be achieved or a loss may be realized.

           Although Futures Contracts would be entered into for cash management purposes only, such transactions do involve certain risks. These risks could include a lack of correlation between the Futures Contract and the equity market, a potential lack of liquidity in the secondary market and incorrect assessments of market trends which may result in worse overall performance than if a Futures Contract had not been entered into.

           Brokerage costs will be incurred and "margin" will be required to be posted and maintained as a good-faith deposit against performance of obligations under Futures Contracts written into by the Portfolio. The Portfolio may not purchase or sell a Futures Contract (or options thereon) if immediately thereafter its margin deposits on its outstanding Futures Contracts (and its premium paid on outstanding options thereon) would exceed 5% of the market value of the Portfolio's total assets.

           Options on Securities Indices-The Portfolio may write (sell) covered call and put options to a limited extent on the Index ("covered options") in an attempt to increase income. Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the Index. The Portfolio may forgo the benefits of appreciation on the Index or may pay more than the market price or the Index pursuant to call and put options written by the Portfolio.

           By writing a covered call option, the Portfolio forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the Index above the


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exercise price. By writing a covered put option, the Portfolio, in exchange for the net premium received, accepts the risk of a decline in the market value of the Index below the exercise price.

           The Portfolio may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written.

           When the Portfolio writes an option, an amount equal to the net premium received by the Portfolio is included in the liability section of the Portfolio's Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Portfolio enters into a closing purchase transaction, the Portfolio will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated.

           The Portfolio has adopted certain other nonfundamental policies concerning index option transactions that are discussed above. The Portfolio's activities in index options also may be restricted by the requirements of the Code, for qualification as a RIC.

           The hours of trading for options on the Index may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

           Because options on securities indices require settlement in cash, BT may be forced to liquidate portfolio securities to meet settlement obligations.

           Options on Stock Indices-The Portfolio may purchase and write put and call options on stock indices listed on stock exchanges. A stock index fluctuates with changes in the market values of the stocks included in the index. Options on stock indices generally are similar to options on stock except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or the option may expire unexercised.

           Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Portfolio will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock.



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       Loan Participation Interests-Loan participation interests represent interests in bank loans made to corporations. The contractual arrangement with the bank transfers the cash stream of the underlying bank loan to the participating investor. Because the issuing bank does not guarantee the participations, they are subject to the credit risks generally associated with the underlying corporate borrower. In addition, because it may be necessary under the terms of the loan participation for the investor to assert through the issuing bank such rights as may exist against the underlying corporate borrower, in the event the underlying corporate borrower fails to pay principal and interest when due, the investor may be subject to delays, expenses and risks that are greater than those that would have been involved if the investor had purchased a direct obligation (such as commercial paper) of such borrower. Moreover, under the terms of the loan participation, the investor may be regarded as a creditor of the issuing bank (rather than of the underlying corporate borrower), so that the issuer may also be subject to the risk that the issuing bank may become insolvent. Further, in the event of the bankruptcy or insolvency of the corporate borrower, the loan participation may be subject to certain defenses that can be asserted by such borrower as a result of improper conduct by the issuing bank. The secondary market, if any, for these loan participations is extremely limited and any such participations purchased by the investor are regarded as illiquid.

       Loan Transactions-Loan transactions involve the lending of securities to a broker-dealer or institutional investor for its use in connection with short sales, arbitrages or other security transactions. The purpose of a qualified loan transaction is to afford a lender the opportunity to continue to earn income on the securities loaned and at the same time earn fee income or income on the collateral held by it.

       Securities loans will be made in accordance with the following conditions: (1) the Portfolio must receive at least 100% collateral in the form of cash or cash equivalents, securities of the U.S. Government and its agencies and instrumentalities, and approved bank letters of credit; (2) the borrower must increase the collateral whenever the market value of the loaned securities (determined on a daily basis) rises above the level of collateral; (3) the Portfolio must be able to terminate the loan after notice, at any time; (4) the Portfolio must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest or other distributions on the securities loaned, and any increase in market value of the loaned securities; (5) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (6) voting rights on the securities loaned may pass to the borrower, provided, however, that if a material event affecting the investment occurs, the AMR Trust Board or the Equity 500 Index Portfolio Board, as appropriate, must be able to terminate the loan and vote proxies or enter into an alternative arrangement with the borrower to enable the AMR Trust Board or the Equity 500 Index Portfolio Board, as appropriate, to vote proxies.

       While there may be delays in recovery of loaned securities or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to firms deemed by the AMR Trust Board or the Equity 500 Index Portfolio Board, as appropriate, to be of good financial standing and will not be made unless the consideration to be earned from such loans would justify the risk. Such loan transactions are referred to in this Statement of Additional Information as "qualified" loan transactions.

       The cash collateral so acquired through qualified loan transactions may be invested only in those categories of high quality liquid securities previously authorized by the AMR Trust Board or the Equity 500 Index Portfolio Board, as appropriate.

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           Mortgage-Backed Securities-Mortgage-backed securities consist of both collateralized mortgage obligations and mortgage pass-through certificates.

           Collateralized Mortgage Obligations ("CMOs")-CMOs and interests in real estate mortgage investment conduits ("REMICs") are debt securities collateralized by mortgages, or mortgage pass-through securities. CMOs divide the cash flow generated from the underlying mortgages or mortgage pass-through securities into different groups referred to as "tranches," which are then retired sequentially over time in order of priority. The principal governmental issuers of such securities are the Federal National Mortgage Association ("FNMA"), a government sponsored corporation owned entirely by private stockholders and the Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the United States created pursuant to an act of Congress which is owned entirely by Federal Home Loan Banks. The issuers of CMOs are structured as trusts or corporations established for the purpose of issuing such CMOs and often have no assets other than those underlying the securities and any credit support provided. A REMIC is a mortgage securities vehicle that holds residential or commercial mortgages and issues securities representing interests in those mortgages. A REMIC may be formed as a corporation, partnership, or segregated pool of assets. The REMIC itself is generally exempt from federal income tax, but the income from the mortgages is reported by investors. For investment purposes, interests in REMIC securities are virtually indistinguishable from CMOs.

           Mortgage Pass-Through Certificates-Mortgage pass-through certificates are issued by governmental, government-related and private organizations which are backed by pools of mortgage loans.

       (1) Government National Mortgage Association ("GNMA") Mortgage Pass-Through Certificates ("Ginnie Maes")-GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. Ginnie Maes represent an undivided interest in a pool of mortgages that are insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. Ginnie Maes entitle the holder to receive all payments (including prepayments) of principal and interest owed by the individual mortgagors, net of fees paid to GNMA and to the issuer which assembles the mortgage pool and passes through the monthly mortgage payments to the certificate holders (typically, a mortgage banking firm), regardless of whether the individual mortgagor actually makes the payment. Because payments are made to certificate holders regardless of whether payments are actually received on the underlying mortgages, Ginnie Maes are of the "modified pass-through" mortgage certificate type. The GNMA is authorized to guarantee the timely payment of principal and interest on the Ginnie Maes. The GNMA guarantee is backed by the full faith and credit of the United States, and the GNMA has unlimited authority to borrow funds from the U.S. Treasury to make payments under the guarantee. The market for Ginnie Maes is highly liquid because of the size of the market and the active participation in the secondary market of security dealers and a variety of investors.

       (2) FHLMC Mortgage Participation Certificates ("Freddie Macs")-Freddie Macs represent interests in groups of specified first lien residential conventional mortgages underwritten and owned by the FHLMC. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. In cases where the FHLMC has not guaranteed timely payment of principal, the FHLMC may remit the amount due because of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable. Freddie Macs are not guaranteed by the United States or by any of the Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. The secondary market for Freddie Macs is highly


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

liquid because of the size of the market and the active participation in the secondary market of the FHLMC, security dealers and a variety of investors.

       (3) FNMA Guaranteed Mortgage Pass-Through Certificates ("Fannie Maes")-Fannie Maes represent an undivided interest in a pool of conventional mortgage loans secured by first mortgages or deeds of trust, on one family or two to four family, residential properties. The FNMA is obligated to distribute scheduled monthly installments of principal and interest on the mortgages in the pool, whether or not received, plus full principal of any foreclosed or otherwise liquidated mortgages. The obligation of the FNMA under its guarantee is solely its obligation and is not backed by, nor entitled to, the full faith and credit of the United States.

       (4) Mortgage-Related Securities Issued by Private Organizations-Pools created by non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments in such pools. However, timely payment of interest and principal of these pools is often partially supported by various enhancements such as over-collateralization and senior/subordination structures and by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers or the mortgage poolers. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

       Municipal Lease Obligations ("MLOs")-MLOs are issued by state and local governments and authorities to acquire land and a wide variety of equipment and facilities. These obligations typically are not fully backed by the municipality's credit and thus interest may become taxable if the lease is assigned. If funds are not appropriated for the following year's lease payments, a lease may terminate with the possibility of default on the lease obligation. With respect to MLOs purchased by the corresponding Portfolio of the Municipal Money Market Fund, the AMR Trust Board has established the following guidelines for determining the liquidity of the MLOs in its portfolio, and, subject to review by the AMR Trust Board, has delegated that responsibility to the investment adviser: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; (4) the nature of the marketplace trades; (5) the likelihood that the marketability of the obligation will be maintained through the time the security is held by the Portfolio; (6) the credit quality of the issuer and the lessee; (7) the essentiality to the lessee of the property covered by the lease and (8) for unrated MLOs, the MLOs' credit status analyzed according to the factors reviewed by rating agencies.

       Private Activity Obligations-Private activity obligations are issued to finance, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain facilities for water supply, gas, electricity, sewage or solid waste disposal. Private activity obligations are also issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities. Shareholders, depending on their individual tax status, may be subject to the federal alternative minimum tax on the portion of a distribution attributable to these obligations. Interest on private activity obligations will be considered exempt from federal income taxes; however, shareholders should consult their own tax advisers to determine whether they may be subject to the federal alternative minimum tax.

       Ratings of Long-Term Obligations-The Portfolio utilizes ratings provided by the following nationally recognized statistical rating organizations ("Rating Organizations") in order to determine eligibility of long-term obligations.

       The four highest Moody's Investors Service, Inc. ("Moody's") ratings for long-term obligations (or issuers thereof) are Aaa, Aa, A and Baa. Obligations rated Aaa are judged by Moody's to be of the best quality. Obligations rated Aa are judged to be of high quality by all standards. Together with the Aaa group, such debt comprises what is generally known as high-grade debt. Moody's states that debt rated Aa is rated lower than Aaa debt because margins of protection or other elements make long-term risks appear somewhat larger than for Aaa debt. Obligations which are rated A by Moody's possess many favorable investment attributes and are considered "upper medium-grade obligations." Obligations which are rated Baa by Moody's are considered to be medium grade obligations, i.e., they are neither highly protected or poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Moody's also supplies numerical indicators 1, 2, and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking; and modifier 3 indicates a ranking toward the lower end of the category.

       The four highest Standard & Poor's ratings for long-term obligations are AAA, AA, A and BBB. Obligations rated AAA have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong. Obligations rated AA have a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree. Obligations rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions. Obligations rated BBB by Standard & Poor's are regarded as having adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

       Duff & Phelps' four highest ratings for long-term obligations are AAA, AA, A and BBB. Obligations rated AAA have the highest credit quality with risk factors being negligible. Obligations rated AA are of high credit quality and strong protection factors. Risk is modest but may vary slightly from time to time because of economic conditions. Obligations rated A have average but adequate protection factors. However, risk factors are more variable and greater in periods of economic stress. Obligations rated BBB have below average protection factors with considerable variability in risk during economic cycles, but are still considered sufficient for prudent investment.

       Thomson BankWatch ("BankWatch") long-term debt ratings apply to specific issues of long-term debt and preferred stock. They specifically assess the likelihood of an untimely repayment of principal or interest over the term to maturity of the rated instrument. BankWatch's four highest ratings for long-term obligations are AAA, AA, A and BBB. Obligations rated AAA indicate that the ability to repay principal and interest on a timely basis is very high. Obligations rated AA indicate a superior ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category. Obligations rated A indicate the ability to repay principal and interest is strong. Issues rated A could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings. BBB is the lowest investment grade category and indicates an acceptable capacity to repay principal and interest. Issues rated BBB are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

       Fitch Investors Service, Inc. ("Fitch") investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner. Obligations rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonable foreseeable events. Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings. Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

       IBCA's four highest long term obligation ratings are AAA, AA, A and BBB. Obligations rated AAA are those for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially. AA obligations have a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic, or financial conditions may increase investment risk albeit not very significantly. Obligations rated A have a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic, or financial conditions may lead to increased investment risk. Obligations rated BBB have a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic, or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.

       Standard & Poor's, Duff & Phelps and Fitch apply indicators, such as "+","-," or no character, to indicate relative standing within the major rating categories.

       Ratings of Municipal Obligations-Moody's ratings for state and municipal short-term obligations are designated Moody's Investment Grade or "MIG" with variable rate demand obligations being designated as "VMIG." A VMIG rating may also be assigned to commercial paper programs which are characterized as having variable short-term maturities but having neither a variable rate nor demand feature. Factors used in determination of ratings include liquidity of the borrower and short-term cyclical elements.

       Standard & Poor's uses SP-1, SP-2, and SP-3 to rate short-term municipal obligations. A rating of SP-1 denotes a very strong or strong capacity to pay principal and interest.

       Ratings of Short-term Obligations-The rating P-1 is the highest short-term rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluations of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance;
(4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

       Short-term obligations (or issuers thereof) rated A-1 by Standard & Poor's have the following characteristics. Liquidity ratios are adequate to meet cash requirements. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determines whether the issuer's short-term obligation is rated A-1, A-2, or A-3.

       IBCA's short-term rating of A-1 indicates obligations supported by the highest capacity for timely repayment. Where issues possess particularly strong credit features, a rating of A-1+ is assigned. Obligations rated A-2 are supported by a good capacity for timely repayment.

       The distinguishing feature of Duff & Phelps Credit Ratings' short-term rating is the refinement of the traditional 1 category. The majority of short-term debt issuers carry the highest rating, yet quality differences exist within that tier. Obligations rated D-1+ indicate the highest certainty of timely payment. Safety is just below risk-free U.S. Treasury obligations. Obligations rated D-1 have a very high certainty of timely payment. Risk factors are minor. Obligations rated D-1- have a high certainty of timely payment. Risk factors are very small. Obligations rated D-2 have good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

       Thomson BankWatch short-term ratings are intended to assess the likelihood of an untimely or incomplete payment of principal or interest. Obligations rated TBW-1 indicate a very high likelihood that principal and interest will be paid on a timely basis. While the degree of safety regarding timely payment of principal and interest is strong for an obligation rated TBW-2, the relative degree of safety is not as high as for issues rated TBW-1.

       Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. A rating of F-1+ indicates exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment. Obligations rated F-1 have very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+. Issues assigned a rating of F-2 indicate good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

       Repurchase Agreements-A repurchase agreement, which provides a means to earn income on funds for periods as short as overnight, is an arrangement under which the purchaser (e.g., a Portfolio) purchases securities and the seller agrees, at the time of sale, to repurchase the securities at a specified time and price. The repurchase price will be higher than the purchase price, the difference being income to the purchaser, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the purchaser together with the repurchase price on repurchase. In either case, the income to the purchaser is unrelated to the interest rate on the securities subject to the repurchase agreement.

       Each Portfolio may enter into repurchase agreements with any bank or registered broker-dealer who, in the opinion of the AMR Trust Board or the Equity 500 Index Portfolio Board, as appropriate, presents a minimum risk of bankruptcy during the term of the agreement based upon guidelines that periodically are reviewed by the AMR Trust Board and the Equity 500 Index Portfolio Board. Each Portfolio may enter into repurchase agreements as a short-term investment of its idle cash in order to earn income. The securities will be held by a custodian (or agent) approved by the AMR Trust Board or the Equity 500 Index Portfolio Board, as appropriate, during the term of the agreement. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), the Portfolio will direct the seller of the securities to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

       In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before the repurchase of the securities under a repurchase agreement, a Portfolio may encounter a delay and incur costs before being able to sell the security being held as collateral. Delays may involve loss of interest or decline in price of the securities. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the securities, in which case a Portfolio may incur a loss if the proceeds to the Portfolio from the sale of the securities to a third party are less than the repurchase price.

       Reverse Repurchase Agreements-The Portfolios may borrow funds for temporary purposes by entering into reverse repurchase agreements. Pursuant to such agreements, a Portfolio would sell portfolio securities to financial institutions such as banks and broker/dealers and agree to repurchase them at a mutually agreed-upon date and price. The Portfolios intend to enter into reverse repurchase agreements only to avoid selling securities to meet redemptions during market conditions deemed unfavorable by the investment adviser possessing investment authority. At the time a Portfolio enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as liquid high quality debt securities having a value not less than 100% of the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such required value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Portfolio may decline below the price at which such Portfolio is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by an investment company under the 1940 Act.

       Resource Recovery Obligations-Resource recovery obligations are a type of municipal revenue obligation issued to build facilities such as solid waste incinerators or waste-to-energy plants. Usually, a private corporation will be involved and the revenue cash flow will be supported by fees or units paid by municipalities for use of the facilities. The viability of a resource recovery project, environmental protection regulations and project operator tax incentives may affect the value and credit quality of these obligations.

       Revenue Obligations-Revenue obligations are backed by the revenue cash flow of a project or facility.

       Rights and Warrants-Rights are short-term warrants issued in conjunction with new stock issues. Warrants are options to purchase an issuer's securities at a stated price during a stated term. There is no specific limit on the percentage of assets a Portfolio may invest in rights and warrants, although the ability of some of the Portfolios to so invest is limited by their investment objectives or policies.

       Separately Traded Registered Interest and Principal Securities and Zero Coupon Obligations-Separately traded registered interest and principal securities or "STRIPS" and zero coupon obligations are securities that do not make regular interest payments. Instead they are sold at a discount from their face value. Each Portfolio will take into account as income a portion of the difference between these obligations' purchase prices and their face values. Because they do not pay coupon income, the prices of STRIPS and zero coupon obligations can be very volatile when interest rates change. STRIPS are zero coupon bonds issued by the U.S. Treasury.

       Tax, Revenue or Bond Anticipation Notes-Tax, revenue or bond anticipation notes are issued by municipalities in expectation of future tax or other revenues which are payable from these specific taxes or revenues. Bond anticipation notes usually provide interim financing in advance of an issue of bonds or notes, the proceeds of which are used to repay the anticipation notes. Tax-exempt commercial paper is issued by municipalities to help finance short-term capital or operating needs in anticipation of future tax or other revenue.

       U.S. Government Securities-U.S. Government securities are issued or guaranteed by the U.S. Government and include U.S. Treasury obligations (see definition below) and securities issued by U.S. agencies and instrumentalities.

       U. S. Government agencies or instrumentalities that issue or guarantee securities include, but are not limited to, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, GNMA, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Banks, FHLMC, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Inter-American Development Bank, Asian-American Development Bank, Agency for International Development, Student Loan Marketing Association and International Bank of Reconstruction and Development.

       Obligations of U.S. Government agencies and instrumentalities may or may not be supported by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the Treasury; others are supported by discretionary authority of the U.S. Government to purchase the agencies' obligations; while still others, such as the Student Loan Marketing Association, are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.

       U.S. Treasury Obligations-U.S. Treasury obligations include bills, notes and bonds issued by the U.S. Treasury and Separately Traded Registered Interest and Principal component parts of such obligations known as STRIPS.

       Variable or Floating Rate Obligations-A variable rate obligation is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate obligation is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Variable or floating rate obligations may be secured by bank letters of credit.

       Pursuant to Rule 2a-7 under the 1940 Act, variable or floating rate obligations with stated maturities of more than 397 days may be deemed to have shorter maturities as follows:

       (1) An obligation that is issued or guaranteed by the United States Government or any agency thereof which has a variable rate of interest readjusted no less frequently than every 762 days will be deemed by a Portfolio to have a maturity equal to the period remaining until the next readjustment of the interest rate.

       (2) A variable rate obligation, the principal amount of which is scheduled on the face of the instrument to be paid in 397 days or less, will be deemed by a Portfolio to have a maturity equal to the period remaining until the next readjustment of the interest rate.

       (3) A variable rate obligation that is subject to a demand feature will be deemed by a Portfolio to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

       (4) A floating rate obligation that is subject to a demand feature will be deemed by a Portfolio to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

       As used above, an obligation is "subject to a demand feature" when a Portfolio is entitled to receive the principal amount of the obligation either at any time on no more than 30 days' notice or at specified intervals not exceeding one year and upon no more than 30 days' notice.

       Variable Rate Auction and Residual Interest Obligations-Variable rate auction and residual interest obligations are created when an issuer or dealer separates the principal portion of a long-term, fixed-rate municipal bond into two long-term, variable-rate instruments. The interest rate on one portion reflects short-term interest rates, while the interest rate on the other portion is typically higher than the rate available on the original fixed-rate bond.

       When-Issued and Delayed Delivery Securities-Delivery of and payment for securities on a when-issued or delayed delivery basis may take place as long as a month or more after the date of the purchase commitment. The value of these securities is subject to market fluctuation during this period and no income accrues to a Portfolio until settlement takes place. A Portfolio maintains with the Custodian a segregated account containing high grade liquid securities in an amount at least equal to these commitments. When entering into a when-issued or delayed delivery transaction, the Portfolio will rely on the other party to consummate the transaction; if the other party fails to do so, the Portfolio may be disadvantaged.

                              FINANCIAL STATEMENTS


       The American AAdvantage Funds' Annual Report to Shareholders for the period ended October 31, 1996 is supplied with the Statement of Additional Information, and the financial statements and accompanying notes appearing therein are incorporated by reference in this Statement of Additional Information.

                                   APPENDIX A

       The following table shows the performance of the S&P 500 Composite Stock Price Index for the periods indicated. Stock prices fluctuated widely during the periods but were higher at the end than at the beginning. The results shown should not be considered as a representation of the income or capital gain or loss that may be generated by the Index in the future or should this be considered a representation of the past or future performance of the S&P 500 Index Fund.

            YEAR                              TOTAL RETURN             YEAR                            TOTAL RETURN
            ----                              ------------             ----                            ------------
            1996                                         %
            1995                                    37.49%             1960                                   0.47%
            1994                                     1.32%             1959                                  11.96%
            1993                                     9.99%             1958                                  43.36%
            1992                                     7.67%             1957                                 -10.78%
            1991                                    30.55%             1956                                   6.56%
            1990                                    -3.17%             1955                                  31.56%
            1989                                    31.49%             1954                                  52.62%
            1988                                    16.81%             1953                                  -0.99%
            1987                                     5.23%             1952                                  18.73%
            1986                                    18.47%             1951                                  24.02%
            1985                                    32.16%             1950                                  31.71%
            1984                                     6.27%             1949                                  18.79%
            1983                                    22.51%             1948                                   5.50%
            1982                                    21.41%             1947                                   5.71%
            1981                                    -4.91%             1946                                  -8.07%
            1980                                    32.42%             1945                                  36.44%
            1979                                    18.44%             1944                                  19.75%
            1978                                     6.56%             1943                                  25.90%
            1977                                    -7.18%             1942                                  20.34%
            1976                                    23.84%             1941                                 -11.59%
            1975                                    37.20%             1940                                  -9.78%
            1974                                   -26.47%             1939                                  -0.41%
            1973                                   -14.66%             1938                                  31.12%
            1972                                    18.98%             1937                                 -35.03%
            1971                                    14.31%             1936                                  33.92%
            1970                                     4.01%             1935                                  47.67%
            1969                                    -8.51%             1934                                  -1.44%
            1968                                    11.06%             1933                                  53.99%
            1967                                    23.98%             1932                                  -8.19%
            1966                                   -10.06%             1931                                 -43.34%
            1965                                    12.45%             1930                                 -24.90%
            1964                                    16.48%             1929                                  -8.42%
            1963                                    22.08%             1928                                  43.61%
            1962                                    -8.73%             1927                                  37.49%
            1961                                    26.89%             1926                                  11.62%

                               TABLE OF CONTENTS



Investment Restrictions.......................................................1


Trustees and Officers of the Trust and the AMR Trust..........................6


Trustees and Officers of the Equity 500 Index Portfolio.......................9


Management, Administrative Services and Distribution Fees....................11


Approach to Stock Selection..................................................12


Redemptions in Kind..........................................................13


Investment Advisory Agreements...............................................13


Portfolio Securities Transactions............................................14


Net Asset Value..............................................................16


Tax Information..............................................................16


Yield and Total Return Quotations............................................20


Description of the Trust.....................................................23


Control Persons and 5% Shareholders..........................................24


Other Information............................................................28


Financial Statements.........................................................43


Appendix A..................................................................A-1

                      STATEMENT OF ADDITIONAL INFORMATION

                           AMERICAN AADVANTAGE FUNDS
                       AMERICAN AADVANTAGE MILEAGE FUNDS

                             -- PLATINUM CLASS(SM) --

                                 MARCH 1, 1997


       The American AAdvantage Money Market Fund(sm) (the "Money Market Fund"), the American AAdvantage Municipal Money Market Fund(sm) (the "Municipal Money Market Fund"), and the American AAdvantage U.S. Government Money Market Fund(sm) (the "U.S. Government Money Market Fund", formerly the American AAdvantage U.S. Treasury Money Market Fund) are three separate investment portfolios of the American AAdvantage Funds (the "AAdvantage Trust"). The American AAdvantage Money Market Mileage Fund (the "Mileage Fund") is a separate investment portfolio of the American AAdvantage Mileage Funds (the "Mileage Trust") (individually, a "Fund" and, collectively, the "Funds"). The AAdvantage Trust and the Mileage Trust (collectively the "Trusts") are open-end, diversified management investment companies. Each Fund consists of multiple classes of shares designed to meet the needs of different groups of investors. This Statement of Additional Information ("SAI") relates only to the Platinum Class of the Funds.


       Each Fund seeks its investment objective by investing all of its investable assets in a corresponding portfolio (individually, a "Portfolio" and, collectively, the "Portfolios") of the AMR Investment Services Trust ("AMR Trust") that has a similar name and an identical investment objective to the investing Fund.


       This SAI should be read in conjunction with the Platinum Class prospectus dated March 1, 1997 ("Prospectus"), a copy of which may be obtained without charge by calling (800) 388-3344.


       This SAI is not a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by a current Prospectus.


                            INVESTMENT RESTRICTIONS

       Each Fund has the following fundamental investment policy that enables it to invest in a corresponding Portfolio of the AMR Trust:

             Notwithstanding any other limitation, the Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives, policies and limitations as the Fund. For this purpose, "all of the Fund's investable assets" means that the only investment securities that will be held by the Fund will be the Fund's interest in the investment company.

       All other fundamental investment policies and the non-fundamental policies of each Fund and its corresponding Portfolio are identical. Therefore, although the following discusses the investment policies of each Portfolio and the AMR Trust's Board of Trustees ("AMR Trust Board"), it applies equally to each Fund and the AAdvantage Trust's Board of Trustees ("AAdvantage Board") and the Mileage Trust's Board of Trustees ("Mileage Trust Board"), as applicable.


       In addition to the investment limitations noted in the Prospectus, the following seven restrictions have been adopted by each Portfolio and may be changed with respect to any Portfolio only by the majority vote of that Portfolio's outstanding interests. "Majority of the outstanding voting securities" under the Investment Company Act of 1940, as amended (the "1940 Act"), and as used herein means, with respect to the Portfolio, the lesser of
(a) 67% of the interests of the Portfolio present at the meeting if the holders of more than 50% of the interests are present and represented at the interest holders' meeting or (b) more than 50% of the interests of the Portfolio. Whenever a Fund is requested to vote on a change in the investment restrictions of its corresponding Portfolio, that Fund will hold a meeting of its shareholders and will cast its votes as instructed by its shareholders. The percentage of a Fund's votes representing that Fund's shareholders not voting will be voted by the AAdvantage Board and the Mileage Trust Board in the same proportion as those Fund shareholders who do, in fact, vote.

No Portfolio may:

       1. Purchase or sell real estate or real estate limited partnership interests, provided, however, that the Portfolio may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein when consistent with the other policies and limitations described in the Prospectus.

       2. Purchase or sell commodities (including direct interests and/or leases in oil, gas or minerals) or commodities contracts, except with respect to forward foreign currency exchange contracts, foreign currency futures contracts and "when-issued" securities when consistent with the other policies and limitations described in the Prospectus.

       3. Engage in the business of underwriting securities issued by others except to the extent that, in connection with the disposition of securities, the Portfolio may be deemed an underwriter under federal securities law.

       4. Make loans to any person or firm, provided, however, that the making of a loan shall not be construed to include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or (ii) the entry into repurchase agreements and further provided, however, that each Portfolio may lend its investment securities to broker-dealers or other institutional investors in accordance with the guidelines stated in the Prospectus.

       5. Purchase from or sell portfolio securities to its officers, Trustees or other "interested persons" of the AMR Trust, as defined in the Investment Company Act of 1940 ("1940 Act"), including its investment advisers and their affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

       6.Issue senior securities except that the Portfolio may engage in when-issued and forward commitment transactions.

       7. Borrow money, except from banks or through reverse repurchase agreements for temporary purposes in an aggregate amount not to exceed 10% of the value of its total assets at the time of borrowing. In addition, although not a fundamental policy, the Portfolios intend to repay any money borrowed before any additional portfolio securities are purchased. See "Other Information" for a further description regarding reverse repurchase agreements.




       The following non-fundamental investment restriction applies to each Portfolio and may be changed with respect to a Portfolio by a majority vote of the AMR Trust Board. No Portfolio may purchase securities on margin, effect short sales (except that the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities) or purchase or sell call options or engage in the writing of such options.





         All Portfolios may invest up to 10% of their total assets in the securities of other investment companies to the extent permitted by law. A Portfolio may incur duplicate advisory or management fees when investing in another mutual fund.




             TRUSTEES AND OFFICERS OF THE TRUSTS AND THE AMR TRUST



       The AAdvantage Board, the Mileage Trust Board and the AMR Trust Board provide broad supervision over each Trust's affairs. AMR Investment Services, Inc. (the "Manager") is responsible for the management and the administration of each Trust's assets, and each Trust's officers are responsible for the respective Trust's operations. The Trustees and officers of the Trusts and the AMR Trust are listed below, together with their principal occupations during the past five years. Unless otherwise indicated, the address of each person listed below is 4333 Amon Carter Boulevard, MD 5645, Fort Worth, Texas 76155.

                                       POSITION WITH
NAME, AGE AND ADDRESS                   EACH TRUST           PRINCIPAL OCCUPATION DURING PAST 5 YEARS
---------------------                   ----------           ----------------------------------------
William F. Quinn* (49)                 Trustee and           President, AMR Investment Services, Inc.
                                       President             (1986-Present); Chairman, American Airlines
                                                             Employees Federal Credit Union (October 1989-Present);
                                                             Trustee, American Performance Funds (1990-1994); Director,
                                                             Crescent Real Estate Equities, Inc. (1994-Present);
                                                             Trustee, American AAdvantage Funds (1987-Present); Trustee,
                                                             American AAdvantage Mileage Funds (1995-Present).

Alan D. Feld (59)                      Trustee               Partner, Akin, Gump, Strauss, Hauer & Feld, LLP
1700 Pacific Avenue                                          (1960-Present)#; Director, Clear Channel
Suite 4100                                                   Communications (1984-Present); Director,
Dallas, Texas  75201                                         CenterPoint Properties, Inc. (1994-Present);
                                                             Trustee, American AAdvantage Funds (1993-Present);
                                                             Trustee, American AAdvantage Funds(1996-Present);
                                                             Trustee American AAdvantage Mileage Funds
                                                             (1996-Present).

Ben J. Fortson (64)                    Trustee               President and CEO, Fortson Oil Company
301 Commerce Street                                          (1958-Present); Director, Kimbell Art Foundation
Suite 3301                                                   (1964-Present); Director, Burnett Foundation
Fort Worth, Texas  76102                                     (1987-Present); Honorary Trustee, Texas Christian
                                                             University (1986-Present); Trustee, American AAdvantage Funds
                                                             (1996-Present); Trustee, American AAdvantage Mileage
                                                             Funds (1996-Present).

John S. Justin (80)                    Trustee               Chairman and Chief Executive Officer, Justin
2821 West Seventh Street                                     Industries, Inc. (a diversified holding company)
Fort Worth, Texas  76107                                     (1969-Present); Executive Board Member, Blue
                                                             Cross/Blue Shield of Texas (1985-Present); Board Member, Zale
                                                             Lipshy Hospital (June 1993-Present); Trustee, Texas
                                                             Christian University (1980-Present); Director and Executive Board
                                                             Member, Moncrief Radiation Center (1985-Present); Director, Texas
                                                             New Mexico Enterprises (1984-1993); Director, Texas New Mexico Power
                                                             Company (1979-1993); Trustee, American AAdvantage Funds
                                                             (1989-Present); Trustee, American Funds (1995-Present).

Stephen D. O'Sullivan* (61)            Trustee               Consultant (1994-Present); Vice President and
                                                             Controller (1985-1994), American Airlines, Inc.;
                                                             Trustee, American AAdvantage Funds (1987-Present);
                                                             Trustee, American AAdvantage Mileage Funds
                                                             (1995-Present).

                                       POSITION WITH
NAME, AGE AND ADDRESS                   EACH TRUST           PRINCIPAL OCCUPATION DURING PAST 5 YEARS
---------------------                   ----------           ----------------------------------------
Roger T. Staubach (55)                 Trustee               Chairman of the Board and Chief Executive Officer
6750 LBJ Freeway                                             (1982-present) and President (1983-1991) of The
Dallas, TX  75240                                            Staubach Company (a commercial real estate
                                                             company); Director, Halliburton Company (1991-present); Director
                                                             First USA, Inc. (1993-present); Director, Brinker International
                                                             (1993-present); Director, Columbus Realty Trust (1994-present); Member of the Advisory Board, The Salvation Army; Trustee, Institute for
                                                             Aerobics Research; Member of Executive Council, Daytop/Dallas; former quarterback of the Dallas Cowboys professional football team; Trustee,
                                                             American AAdvantage Funds (1995-Present); Trustee, American AAdvantage
                                                             Mileage Funds (1995-Present).

Kneeland Youngblood, M.D.              Trustee               Physician (1982-Present); President
(40)                                                         (1983-Present), Youngblood Enterprises, Inc. (a
2305 Cedar Springs Road                                      health care investment and management firm);
Suite                                                        Trustee, Teachers Retirement System of Texas
401                                                          (1993-Present); Director, United States Enrichment
Dallas, Texas  75201                                         Corporation (1993-Present), Director, Just For the
                                                             Kids (1995-Present); Member, Council on Foreign Relations
                                                             (1995-Present; Trustee, American AAdvantage Funds (1996-Present);
                                                             Trustee, American AAdvantage Mileage Funds (1996-Present).

Nancy A. Eckl (34)                     Vice President        Vice President, AMR Investment Services, Inc.
                                                             (December 1990-Present).

Michael W. Fields (43)                 Vice President        Vice President, AMR Investment Services, Inc.
                                                             (August 1988-Present).

Barry Y. Greenberg (33)                Vice President and    Director, Legal and Compliance, AMR Investment
                                       Assistant Secretary   Services, Inc. (1995-Present); Branch Chief
                                                             (1992-1995) and Staff Attorney (1988-1992),
                                                             Securities and Exchange Commission.

Rebecca L. Harris (30)                 Treasurer             Director of Finance (1995-Present), Controller
                                                             (1991-1995), AMR Investment Services, Inc.

John B. Roberson (38)                  Vice President        Vice President, AMR Investments Services, Inc.
                                                             (1991-Present).

Janice B. Schwarz (37)                 Assistant Secretary   Senior Business Systems Coordinator,
                                                             (1996-Present), Senior Compliance Analyst
                                                             (1990-1996), AMR Investment Services, Inc.

Clifford J. Alexander (53)             Secretary             Partner, Kirkpatrick & Lockhart LLP (law firm)

Robert J. Zutz (44)                    Assistant Secretary   Partner, Kirkpatrick & Lockhart LLP (law firm)



# The law firm of Akin, Gump, Strauss, Hauer & Feld LLP ("Akin, Gump") provides legal services to American Airlines, Inc., an affiliate of the Manager. Mr. Feld has advised the Trusts that he has had no material involvement in the services provided by Akin, Gump to American

    Airlines,Inc. and that he has received no material benefit in connection with these services. Akin, Gump does not provide legal services to the Manager or AMR Corporation.



* Messrs. Quinn and O'Sullivan, by virtue of their current or former positions, are deemed to be "interested persons" of each Trust and the AMR Trust as defined by the 1940 Act.


    All Trustees and officers as a group own less than 1% of the outstanding shares of any of the Funds.


    As compensation for their service to the Trusts and the AMR Trust, the Independent Trustees and their spouses receive free air travel from American Airlines, Inc., an affiliate of the Manager. The Trusts and the AMR Trust do not pay for these travel arrangements. However, the Trusts and the AMR Trust compensate each Trustee with payments in an amount equal to the Trustees' income tax on the value of this free airline travel. Mr. O'Sullivan, whom as a retiree of American Airlines, Inc. already receives free airline travel, receives compensation annually of up to three round trip airline tickets for each of his three adult children. Trustees are also reimbursed for any expenses incurred in attending Board meetings. These amounts are reflected in the following table for the fiscal year ended October 31, 1996.(1)



                                                                      Pension or
                                                                      Retirement
                                 Aggregate          Aggregate          Benefits        Estimated           Total
                                Compensation      Compensation     Accrued as Part       Annual         Compensation
Name of Trustee                   From the          From the            of the          Benefits      From AAdvantage
---------------                  AAdvantage          Mileage            Trusts'          Upon              Funds
                                    Trust             Trust            Expenses        Retirement          Complex
                                    -----             -----            --------        ----------          -------
William F. Quinn                     $0                                   $0               $0             $     0
John S. Justin                       $                                    $0               $0             $14,475
Stephen D. O'Sullivan                $                                    $0               $0             $ 1,832
Roger T. Staubach                    $                                    $0               $0             $11,330






           MANAGEMENT, ADMINISTRATIVE SERVICES AND DISTRIBUTION FEES


       As described more fully in the Prospectus, the Manager is paid a management fee as compensation for its administrative services, for paying investment advisory fees and for providing the Portfolios with advisory and asset allocation services. Management fees for the AAdvantage Trust for the fiscal years ended October 31 were approximately as follows: 1994, $6,950,000 of which approximately $2,965,000 was paid by the Manager to the other investment advisers; 1995, $7,603,000 of which approximately $3,985,000 was paid by the Manager to the other investment advisers; and 1996, $10,403,000 of which approximately $5,161,000 was paid by the Manager to the other investment advisers. Management fees in the amount of approximately $214,000, $29,000 and $44,000 were waived by the Manager during the fiscal years ended October 31, 1994, 1995 and 1996, respectively. These amounts include payments by Portfolios in the AAdvantage Trust other than the Funds.





       In addition to the management fee, the Manager is paid an administrative services fee for providing administrative and management services (other than investment advisory services) to the Funds. Administrative services fees for the AAdvantage Trust for the fiscal years ended October 31 were approximately as follows: 1994, $1,473,000; 1995, $2,731,000; and 1996, $2,893,400.
Administrative service fees in the amount of approximately $14,000 and $9,000 were waived by the Manager during the fiscal years ended October 31, 1994 and 1995, respectively. These amounts include payments by Portfolios in the AAdvantage Trust other than the Funds.





       Brokers Transaction Services, Inc. ("BTS"), is the distributor of the Funds' shares. BTS receives an annualized fee of $50,000 from the Manager for distributing the shares of the Trusts. Prior to September 1, 1995, the AAdvantage Trust was self-distributed.



---------------
(1) Messrs. Feld and Fortson and Dr. Youngblood did not serve as Trustees during the period.

                              REDEMPTIONS IN KIND

       Although each Fund intends to redeem shares in cash, each reserves the right to pay the redemption price in whole or in part by a distribution of readily marketable securities held by the applicable Fund's corresponding Portfolio. However, shareholders always will be entitled to redeem shares for cash up to the lesser of $250,000 or 1% of the applicable Fund's net asset value during any 90 day period. Redemption in kind is not as liquid as a cash redemption. In addition, if redemption is made in kind, shareholders who receive securities and sell them could receive less than the redemption value of their securities and could incur certain transactions costs.






                                NET ASSET VALUE


       It is the policy of the Funds to attempt to maintain a constant price per share of $1.00. There can be no assurance that a $1.00 net asset value per share will be maintained. The portfolio instruments held by each Fund's corresponding Portfolio are valued based on the amortized cost valuation technique pursuant to Rule 2a-7 under the 1940 Act. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value. Such market fluctuations are generally in response to changes in interest rates. Use of the amortized cost valuation method requires the Funds' corresponding Portfolios to purchase instruments having remaining maturities of 397 days or less, to maintain a dollar-weighted average portfolio maturity of 90 days or less, and to invest only in securities determined by the AMR Trust Board to be of high quality with minimal credit risks. The corresponding portfolios of the Money Market Funds may invest in issuers or instruments that at the time of purchase have received the highest short-term rating by two Rating Organizations, such as "D-1" by Duff & Phelps and "F-1" by Fitch Investors Service, Inc., and have received the next highest short-term rating by other Rating Organizations, such as "A-2" by Standard & Poors and "P-2" by Moody's Investors Service, Inc. See "Ratings of Municipal Obligations" and "Ratings of Short-Term Obligations" for further information concerning ratings.



                                TAX INFORMATION

TAXATION OF THE FUNDS

       To qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended ("Code"), each Fund (each of which is treated as a separate corporation for these purposes) must, among other requirements:


       * Derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or certain other income;


       * Derive less than 30% of its gross income each taxable year from the sale or other disposition of securities that are not directly related to the Fund's principal business of investing in securities, that are held for less than three months ("Short-Short Limitation");

       * Diversify its investments in securities within certain statutory limits; and

       * Distribute annually to its shareholders at least 90% of its investment company taxable income (generally, taxable net investment income plus net short-term capital gain) plus, in the case of the Municipal Money Market Fund, net interest income excludable from gross income under Section 103(a) of the Code ("Distribution Requirement").


       Each Fund has received either a ruling from the Internal Revenue Service ("IRS") or an opinion of counsel that the Fund, as an investor in its corresponding Portfolio, is deemed to own a proportionate share of the Portfolio's assets and to earn the income on that share for purposes of determining whether the Fund satisfies all the requirements described above to qualify as a RIC.



       See the next section for a discussion of the tax consequences to the Funds of certain investments by the Portfolios.

TAXATION OF THE PORTFOLIOS

       The Portfolios have received a ruling from the IRS to the effect that, among other things, each Portfolio is treated as a separate partnership for federal income tax purposes and is not a "publicly traded partnership." As a result, no Portfolio is subject to federal income tax; instead, each investor in a Portfolio, such as a Fund, is required to take into account in determining its federal income tax liability its share of the Portfolio's income, gains, losses, deductions, credits and tax preference items, without regard to whether it has received any cash distributions from the Portfolio.


       Because, as noted above, each Fund is deemed to own a proportionate share of its corresponding Portfolio's assets and income for purposes of determining whether the Fund satisfies the requirements to qualify as a RIC, each Portfolio intends to conduct its operations so that its corresponding Fund will be able to satisfy all those requirements.


       Distributions to a Fund from its corresponding Portfolio (whether pursuant to a partial or complete withdrawal or otherwise) will not result in the Fund's recognition of any gain or loss for federal income tax purposes, except that (1) gain will be recognized to the extent any cash that is distributed exceeds the Fund's basis for its interest in the Portfolio before the distribution, (2) income or gain will be recognized if the distribution is in liquidation of the Fund's entire interest in the Portfolio and includes a disproportionate share of any unrealized receivables held by the Portfolio and
(3) loss will be recognized if a liquidation distribution consists solely of cash and/or unrealized receivables. A Fund's basis for its interest in its corresponding Portfolio generally will equal the amount of cash and the basis of any property the Fund invests in the Portfolio, increased by the Fund's share of the Portfolio's net income and gains and decreased by (a) the amount of cash and the basis of any property the Portfolio distributes to the Fund and
(b) the Fund's share of the Portfolio's losses.

       The Municipal Money Market Fund's corresponding Portfolio may acquire zero coupon or other securities issued with original issue discount. As an investor in the Portfolio that holds those securities, the Municipal Money Market Fund would have to include in its income its share of the original issue discount that accrues on the securities during the taxable year, even if the Portfolio (and, hence, the Fund) receives no corresponding payment on the securities during the year. Because each Fund annually must distribute substantially all of its investment company taxable income, including any original issue discount, to satisfy the Distribution Requirement and avoid imposition of the 4% excise tax described in the Prospectus, the Municipal Money Market Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would be made from the Fund's cash assets, if any, or the proceeds of redemption of a portion of the Municipal Money Market Fund's interest in its corresponding Portfolio (which redemption proceeds would be paid from the Portfolio's cash assets or the proceeds of sales of portfolio securities, if necessary). The Portfolio might realize capital gains or losses from any such sales, which would increase or decrease the Municipal Money Market Fund's investment company taxable income and/or net capital gain (the excess of net long-term capital gain over net short-term capital loss). In addition, any such gains might be realized on the disposition of securities held for less than three months. Because of the Short-Short Limitation applicable to the Fund, any such gains would reduce the Portfolio's ability to sell other securities held for less than three months that it might wish to sell in the ordinary course of its portfolio management.

TAXATION OF THE FUNDS' SHAREHOLDERS



       Distributions by the Municipal Money Market Fund of the amount by which income on tax-exempt securities exceeds certain amounts disallowed as deductions, designated by it as "exempt-interest dividends," generally may be excluded from gross income by its shareholders. Dividends paid by the Municipal Money Market Fund will qualify as exempt-interest dividends if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets (including its share of the Municipal Money Market Portfolio's assets) consists of securities the interest on which is excludable from gross income under
Section 103(a) of the Code. The Municipal Money Market Fund intends to continue to satisfy this requirement. The aggregate dividends excludable from shareholders' gross income may not exceed the Municipal Money Market Fund's net tax-exempt income. The shareholders' treatment of dividends from the Municipal Money Market Fund under local and state income tax laws may differ from the treatment thereof under the Code.

       Exempt-interest dividends received by a corporate shareholder may be indirectly subject to the alternative minimum tax. In addition, entities or persons who are "substantial users" (or persons related to

"substantial users") of facilities financed by private activity bonds ("PABs") or industrial development bonds ("IDBs") should consult their tax advisers before purchasing shares of the Municipal Money Market Fund because, for users of certain of these facilities, the interest on those bonds is not exempt from federal income tax. For these purposes, the term "substantial user" is defined generally to include a "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of PABs or IDBs.

       Up to 85% of social security and railroad retirement benefits may be included in taxable income for recipients whose adjusted gross income (including income from tax-exempt sources such as the Municipal Money Market
Fund) plus 50% of their benefits exceeds certain base amounts. Exempt-interest dividends from the Municipal Money Market Fund still are tax-exempt to the extent described above; they are only included in the calculation of whether a recipient's income exceeds the established amounts.

       The foregoing is only a summary of some of the important federal tax considerations affecting the Funds and their shareholders and is not intended as a substitute for careful tax planning. Accordingly, prospective investors are advised to consult their own tax advisers for more detailed information regarding the above and for information regarding federal, state, local and foreign taxes.


                       YIELD AND TOTAL RETURN QUOTATIONS


       The Platinum Class of the AAdvantage Trust commenced operations on November 7, 1995 and the Platinum Class of the Mileage Trust commenced operations on January 29, 1996. For purposes of advertising performance, and in accordance with Securities and Exchange Commission staff interpretations, the Funds in the AAdvantage Trust have adopted the performance of the Institutional Class of the Funds in the AAdvantage Trust for periods prior to the inception date. The Mileage Fund has adopted the performance of the American AAdvantage Money Market Mileage Fund-Mileage Class for periods prior to its inception date. The performance results for the Platinum Class will be lower, because the figures for the other classes (except for the Mileage Fund) do not reflect the 12b-1 fees, Administrative Services Plan fees or other class expenses that will be borne by the Platinum Class.


       A quotation of yield on shares of the Funds may appear from time to time in advertisements and in communications to shareholders and others. Quotations of yields are indicative of yields for the limited historical period used but not for the future. Yield will vary as interest rates and other conditions change. Yield also depends on the quality, length of maturity and type of instruments invested in by the Funds, and the applicable Fund's operating expenses. A comparison of the quoted yields offered for various investments is valid only if yields are calculated in the same manner. In addition, other similar investment companies may have more or less risk due to differences in the quality or maturity of securities held.

       The yields of the Funds may be calculated in one of two ways:

       (1) Current Yield--the net average annualized return without compounding accrued interest income. For a 7-day current yield, this is computed by dividing the net change in value over a 7 calendar-day period of a hypothetical account having one share at the beginning of a 7 calendar-day period by the value of the account at the beginning of this period to determine the "base period return". The quotient is multiplied by 365 divided by 7 and stated to two decimal places. A daily current yield is calculated by multiplying the net change in value over one day by 365 and stating it to two decimal places. Capital changes, such as realized gains and losses from the sale of securities and unrealized appreciation and depreciation, are excluded in calculating the net change in value of an account, but this calculation includes the aggregate fees and other expenses that are charged to all shareholder accounts in a Fund. In determining the net change in value of a hypothetical account, this value is adjusted to reflect the value of any additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares.

       (2) Effective Yield--the net average annualized return as computed by compounding accrued interest income. In determining the 7-day effective yield, a Fund will compute the "base period return" in the same manner used to compute the "current yield" over a 7 calendar-day period as described above. One is then added to the base period return and the sum is raised to the 365/7 power. One is subtracted from the result, according to the following formula:

            EFFECTIVE YIELD = [ (BASE PERIOD RETURN + 1)365/7 ] - 1

       The current and effective yields for the Funds are as follows:


                                                 Current daily       Current yield for    Effective yield for
                                                  yield as of        the seven-day           the seven-day
                                                   October 31,        period ended           period ended
                                                     1996          October 31, 1996        October 31, 1996
                                                     ----          ----------------        ----------------
   Platinum Class
       Money Market Fund                             4.73%                 4.73%                   4.84%
       Municipal Money Market Fund                   2.75%                 2.75%                   2.79%
       U.S. Government Money Market Fund             4.63%                 4.33%                   4.42%
       Mileage Fund                                  4.59%                 4.58%                   4.68%



       The Municipal Money Market Fund may also advertise a tax-equivalent current and effective yield. The tax-equivalent yields are calculated as follows:

     CURRENT YIELD/(1 - APPLICABLE TAX RATE) = CURRENT TAX-EQUIVALENT YIELD

   EFFECTIVE YIELD/(1 - APPLICABLE TAX RATE) = EFFECTIVE TAX-EQUIVALENT YIELD


       Based on these formulas, the current and effective tax-equivalent yields for the Municipal Money Market Fund for the seven day period ending October 31, 1996 were 4.55% and 4.62%, respectively (based upon a 39.6% personal tax rate).


       The advertised total return for a class of a Fund would be calculated by equating an initial amount invested in a class of a Fund to the ending redeemable value, according to the following formula:

                                 P(1 + T)N= ERV

where "P" is a hypothetical initial payment of $1,000; "T" is the average annual total return for the Fund; "n" is the number of years involved; and "ERV" is the ending redeemable value of a hypothetical $1,000 payment made in the Fund at the beginning of the investment period covered.

       Based on this formula, annualized total returns were as follows for the periods indicated:


                                                                                                     For the period from
                                                      For the one-year        For the five-year        commencement of
                                                       period ended             period ended          operations through
                                                         October31,             October 31,              October 31,
                                                         1996(1)                1996(1)(2)                1996(1)
                                                        --------                ----------                ------
Platinum Class
   Money Market Fund                                       4.85%                   4.47%                   6.11%
   Municipal Money Market Fund                             2.88%                     N/A                   3.03%
   U. S. Government Money Mkt. Fund (3)                    4.58%                     N/A                   4.16%
   Mileage Fund                                            4.78%                   4.23%                   5.97%



(1) Performance of the Funds of the AAdvantage Trust represents total returns achieved by the Institutional Class from the inception date of each Fund up to the inception date of the Platinum Class on 11/7/95. Performance of the Mileage Fund represents total return of the Money Market Fund-Institutional Class (9/1/87-10/31/91); the Money Market Fund-Mileage Class (11/1/91-10/31/95); the
Money Market Mileage Fund-Mileage Class (11/1/95-1/28/96) and the Money Market Mileage Fund-Platinum Class since its 1/29/96 inception. Total returns have not been adjusted for any difference between the fees and expenses of each Fund and the historical fees and expenses of the predecessor Funds. Inception dates are:
Money Market Fund-Institutional Class, 9/1/87; Municipal Money Market Fund-Institutional Class, 11/10/93; U.S. Government Money Market Fund-Institutional Class, 3/1/92.



(2) The Municipal Money Market Fund and the U.S. Government Money Market Fund had not commenced active operations as of 11/1/91.



(3) Prior to March 1, 1997, the U.S. Government Money Market Fund was known as the U.S. Treasury Money Market Fund and operated under different investment policies.


      Each Fund also may use "aggregate" total return figures for various periods which represent the cumulative change in value of an investment in a Fund for the specific period. Such total returns reflect changes in share prices of a Fund and assume reinvestment of dividends and distributions.

       In reports or other communications to shareholders or in advertising material, each class of a Fund may from time to time compare its performance with that of other mutual funds in rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., IBC Financial Data, Inc. and other similar independent services which monitor the performance of mutual funds or publications such as the "New York Times," "Barrons" and the "Wall Street Journal." Each Fund may also compare its performance with various indices prepared by independent services such as Standard & Poor's, Morgan Stanley or Lehman Brothers or to unmanaged indices that may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.


       Advertisements for the Funds may mention that the Funds offer a variety of investment options. They may also compare the Funds to federally insured investments such as bank certificates of deposit and credit union deposits, including the long-term effects of inflation on these types of investments. Advertisements may also compare the historical rate of return of different types of investments. Information concerning broker-dealers who sell the Funds may also appear in advertisements for the Funds, including their ranking as established by various publications compared to other broker-dealers.

       From time to time, the Manager may use contests as a means of promoting the American AAdvantage Funds and the American AAdvantage Mileage Funds. Prizes may include free air travel and/or hotel accommodations. Listings for certain of the Funds may be found in newspapers under the heading Amer AAdvant.


       Each Fund may advertise the standard deviation of its returns for various time periods and compare its standard deviation to that of various indices. Standard deviation of performance over time is a measure of volatility. It indicates the spread of performance as compared to the Fund's central tendency or mean. In theory, a Fund that is more volatile should receive a higher return in exchange for taking extra risk. Standard deviation is a well-accepted statistic to gauge the riskiness of an investment strategy and measure its historical volatility as a predictor of risk, although the measure is subject to time selection bias.



                            DESCRIPTION OF THE TRUST


       The AAdvantage Trust organized on January 16, 1987 and the Mileage Trust, organized on February 22, 1995, (originally named American AAdvantage Funds II) are entities of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for its obligations. However, each Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trusts may maintain appropriate insurance (for example, fidelity bonding) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents to cover possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations. The Trust has not engaged in any other business. The Platinum Class was created as an investment vehicle for cash balances of customers of certain broker-dealers.



                      CONTROL PERSONS AND 5% SHAREHOLDERS

       The following persons may be deemed to control certain Funds by virtue of their ownership of more than 25% of the outstanding shares of a Fund as of January 31, 1997:

American AAdvantage Money Market Fund                        Total Fund
-------------------------------------                        ----------




American AAdvantage Municipal Money Market Fund
-----------------------------------------------



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


American AAdvantage U.S. Government Money Market Fund
-----------------------------------------------------




American AAdvantage Money Market Mileage Fund
---------------------------------------------




                               OTHER INFORMATION

       Bank Deposit Notes-Bank deposit notes are obligations of a bank, rather than bank holding company corporate debt. The only structural difference between bank deposit notes and certificates of deposit is that interest on bank deposit notes is calculated on a 30/360 basis as are corporate notes/bonds. Similar to certificates of deposit, deposit notes represent bank level investments and, therefore, are senior to all holding company corporate debt.

       Bankers' Acceptances-Bankers' acceptances are short-term credit instruments designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

       Cash Equivalents-Cash equivalents include certificates of deposit, bearer deposit notes, bankers' acceptances, government obligations, commercial paper, short-term corporate debt securities and repurchase agreements.

       Certificates of Deposit-Certificates of deposit are issued against funds deposited in an eligible bank (including its domestic and foreign branches, subsidiaries and agencies), are for a definite period of time, earn a specified rate of return and are normally negotiable.

       Commercial Paper-Commercial paper refers to promissory notes representing an unsecured debt of a corporation or finance company with a fixed maturity of no more than 270 days. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

       Derivatives-Generally, a derivative is a financial arrangement, the value of which is based on, or "derived" from, a traditional security, asset or market index. Some "derivatives" such as mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There are a range of risks associated with those uses.

       Full Faith and Credit Obligations of the U.S. Government-Securities issued or guaranteed by the U.S. Treasury, backed by the full taxing power of the U.S. Government or the right of the issuer to borrow from the U.S. Treasury.


       Illiquid Securities. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities that are otherwise not readily marketable and repurchase agreements having a remaining maturity of longer than seven calendar days. Securities that have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven calendar days. A mutual fund also might have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.



       In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. However, the fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.


       Loan Participation Interests-Loan participation interests represent interests in bank loans made to corporations. The contractual arrangement with the bank transfers the cash stream of the underlying bank loan to the participating investor. Because the issuing bank does not guarantee the participations, they are subject to the credit risks generally associated with the underlying corporate borrower. In addition, because it may be necessary under the terms of the loan participation for the investor to assert through the issuing bank such rights as may exist against the underlying corporate borrower, in the event the underlying corporate borrower fails to pay principal and interest when due, the investor may be subject to delays, expenses and risks that are greater than those that would have been involved if the investor had purchased a direct obligation (such as commercial paper) of such borrower. Moreover, under the terms of the loan participation, the investor may be regarded as a creditor of the issuing bank (rather than of the underlying corporate borrower), so that the issuer may also be subject to the risk that the issuing bank may become insolvent. Further, in the event of the bankruptcy or insolvency of the corporate borrower, the loan participation may be subject to certain defenses that can be asserted by such borrower as a result of improper conduct by the issuing bank. The secondary market, if any, for these loan participations is extremely limited and any such participations purchased by the investor are regarded as illiquid.

       Loan Transactions-Loan transactions involve the lending of securities to a broker-dealer or institutional investor for its use in connection with short sales, arbitrages or other security transactions. The purpose of a qualified loan transaction is to afford a lender the opportunity to continue to earn income on the securities loaned and at the same time earn fee income or income on the collateral held by it.

       Securities loans will be made in accordance with the following conditions: (1) the Portfolio must receive at least 100% collateral in the form of cash or cash equivalents, securities of the U.S. Government and its agencies and instrumentalities, and approved bank letters of credit; (2) the borrower must increase the collateral whenever the market value of the loaned securities (determined on a daily basis) rises above the level of collateral; (3) the Portfolio must be able to terminate the loan after notice, at any time; (4) the Portfolio must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest or other distributions on the securities loaned, and any increase in market value of the loaned securities; (5) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (6) voting rights on the securities loaned may pass to the borrower, provided, however, that if a material event affecting the investment occurs, the AMR Trust Board must be able to terminate the loan and vote proxies or enter into an alternative arrangement with the borrower to enable the AMR Trust Board to vote proxies.

       While there may be delays in recovery of loaned securities or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to firms deemed by the AMR Trust Board to be of good financial standing and will not be made unless the consideration to be earned from such loans would justify the risk. Such loan transactions are referred to in this Statement of Additional Information as "qualified" loan transactions.

       The cash collateral so acquired through qualified loan transactions may be invested only in those categories of high quality liquid securities previously authorized by the AMR Trust Board.

       Mortgage-Backed Securities-Mortgage-backed securities consist of both collateralized mortgage obligations and mortgage pass-through certificates.

           Collateralized Mortgage Obligations ("CMOs")-CMOs and interests in real estate mortgage investment conduits ("REMICs") are debt securities collateralized by mortgages, or mortgage pass-through securities. CMOs divide the cash flow generated from the underlying mortgages or mortgage pass-through securities into different groups referred to as "tranches," which are then retired sequentially over time in order of priority. The principal governmental issuers of such securities are the Federal National Mortgage Association ("FNMA"), a government sponsored corporation owned entirely by private stockholders and the Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the United States created pursuant to an act of Congress which is owned entirely by Federal Home Loan Banks. The issuers of CMOs are structured as trusts or corporations established for the purpose of issuing such CMOs and often have no assets other than those underlying the securities and any credit support provided. A REMIC is a mortgage securities vehicle that holds residential or commercial mortgages and issues securities representing interests in those mortgages. A REMIC may be formed as a corporation, partnership, or segregated pool of assets. The REMIC itself is generally exempt from federal income tax, but the income from the mortgages is reported by investors. For investment purposes, interests in REMIC securities are virtually indistinguishable from CMOs.

           Mortgage Pass-Through Certificates-Mortgage pass-through certificates are issued by governmental, government-related and private organizations which are backed by pools of mortgage loans.

       (1) Government National Mortgage Association ("GNMA") Mortgage Pass-Through Certificates ("Ginnie Maes")-GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. Ginnie Maes represent an undivided interest in a pool of mortgages that are insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. Ginnie Maes entitle the holder to receive all payments (including prepayments) of principal and interest owed by the individual mortgagors, net of fees paid to GNMA and to the issuer which assembles the mortgage pool and passes through the monthly mortgage payments to the certificate holders (typically, a mortgage banking firm), regardless of whether the individual mortgagor actually makes the payment. Because payments are made to certificate holders regardless of whether payments are actually received on the underlying mortgages, Ginnie Maes are of the "modified pass-through" mortgage certificate type. The GNMA is authorized to guarantee the timely payment of principal and interest on the Ginnie Maes. The GNMA guarantee is backed by the full faith and credit of the United States, and the GNMA has unlimited authority to borrow funds from the U.S. Treasury to make payments under the guarantee. The market for Ginnie Maes is highly liquid because of the size of the market and the active participation in the secondary market of security dealers and a variety of investors.

       (2) FHLMC Mortgage Participation Certificates ("Freddie Macs")-Freddie Macs represent interests in groups of specified first lien residential conventional mortgages underwritten and owned by the FHLMC. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. In cases where the FHLMC has not guaranteed timely payment of principal, the FHLMC may remit the amount due because of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable. Freddie Macs are not guaranteed by the United States or by any of the Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. The secondary market for Freddie Macs is highly liquid because of the size of the market and the active participation in the secondary market of the FHLMC, security dealers and a variety of investors.

       (3) FNMA Guaranteed Mortgage Pass-Through Certificates ("Fannie Maes")-Fannie Maes represent an undivided interest in a pool of conventional mortgage loans secured by first mortgages or deeds of trust, on one family or two to four family, residential properties. The FNMA is obligated to distribute scheduled monthly installments of principal and interest on the mortgages in the pool, whether or not received, plus full principal of any foreclosed or otherwise liquidated mortgages. The obligation of the FNMA under its guarantee is solely its obligation and is not backed by, nor entitled to, the full faith and credit of the United States.

       (4) Mortgage-Related Securities Issued by Private Organizations-Pools created by non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments in such pools. However, timely payment of interest and principal of these pools is often partially supported by various enhancements such as over-collateralization and senior/subordination structures and by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers or the mortgage poolers. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

       Municipal Lease Obligations ("MLOs")-MLOs are issued by state and local governments and authorities to acquire land and a wide variety of equipment and facilities. These obligations typically are not fully backed by the municipality's credit and thus interest may become taxable if the lease is assigned. If funds are not appropriated for the following year's lease payments, a lease may terminate with the possibility of default on the lease obligation. With respect to MLOs purchased by the corresponding Portfolio of the Municipal Money Market Fund, the AMR Trust Board has established the following guidelines for determining the liquidity of the MLOs in its portfolio, and, subject to review by the AMR Trust Board, has delegated that responsibility to the investment adviser: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; (4) the nature of the marketplace trades; (5) the likelihood that the marketability of the obligation will be maintained through the time the security is held by the Portfolio; (6) the credit quality of the issuer and the lessee; (7) the essentiality to the lessee of the property covered by the lease and (8) for unrated MLOs, the MLOs' credit status analyzed according to the factors reviewed by rating agencies.

       Private Activity Obligations-Private activity obligations are issued to finance, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain facilities for water supply, gas, electricity, sewage or solid waste disposal. Private activity obligations are also issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities. Shareholders, depending on their individual tax status, may be subject to the federal alternative minimum tax on the portion of a distribution attributable to these obligations. Interest on private activity obligations will be considered exempt from federal income taxes; however, shareholders should consult their own tax advisers to determine whether they may be subject to the federal alternative minimum tax.

       Ratings of Long-Term Obligations-The Portfolio utilizes ratings provided by the following nationally recognized statistical rating organizations ("Rating Organizations") in order to determine eligibility of long-term obligations.

       The two highest Moody's Investors Service, Inc. ("Moody's") ratings for long-term obligations (or issuers thereof) are Aaa and Aa. Obligations rated Aaa are judged by Moody's to be of the best quality. Obligations rated Aa are judged to be of high quality by all standards. Together with the Aaa group, such debt comprises what is generally known as high-grade debt. Moody's states that debt rated Aa is rated lower than Aaa debt because margins of protection or other elements make long-term risks appear somewhat larger than for Aaa debt. Moody's also supplies numerical indicators 1, 2, and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking; and modifier 3 indicates a ranking toward the lower end of the category.

       The two highest Standard & Poor's ratings for long-term obligations are AAA and AA. Obligations rated AAA have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong. Obligations rated AA have a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

       Duff & Phelps' two highest ratings for long-term obligations are AAA and AA. Obligations rated AAA have the highest credit quality with risk factors being negligible. Obligations rated AA are of high credit quality and strong protection factors. Risk is modest but may vary slightly from time to time because of economic conditions.

       Thomson BankWatch ("BankWatch") long-term debt ratings apply to specific issues of long-term debt and preferred stock. They specifically assess the likelihood of an untimely repayment of principal or interest over the term to maturity of the rated instrument. BankWatch's two highest ratings for long-term obligations are AAA and AA. Obligations rated AAA indicate that the ability to repay principal and interest on a timely basis is very high. Obligations rated AA indicate a superior ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

       Fitch Investors Service, Inc. ("Fitch") investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner. Obligations rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonable foreseeable events. Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.


       IBCA's two highest long term obligation ratings are AAA and AA. Obligations rated AAA are those for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially. AA obligations have a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic, or financial conditions may increase investment risk albeit not very significantly.


       Standard & Poor's, Duff & Phelps and Fitch apply indicators, such as "+","-," or no character, to indicate relative standing within the major rating categories.

       Ratings of Municipal Obligations-Moody's ratings for state and municipal short-term obligations are designated Moody's Investment Grade or "MIG" with variable rate demand obligations being designated as "VMIG." A VMIG rating may also be assigned to commercial paper programs which are characterized as having variable short-term maturities but having neither a variable rate nor demand feature. Factors used in determination of ratings include liquidity of the borrower and short-term cyclical elements.

       Standard & Poor's uses SP-1, SP-2, and SP-3 to rate short-term municipal obligations. A rating of SP-1 denotes a very strong or strong capacity to pay principal and interest.

       Ratings of Short-term Obligations-The rating P-1 is the highest short-term rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluations of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas;
(3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

       Short-term obligations (or issuers thereof) rated A-1 by Standard & Poor's have the following characteristics. Liquidity ratios are adequate to meet cash requirements. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determines whether the issuer's short-term obligation is rated A-1, A-2, or A-3.

       IBCA's short-term rating of A-1 indicates obligations supported by the highest capacity for timely repayment. Where issues possess particularly strong credit features, a rating of A-1+ is assigned. Obligations rated A-2 are supported by a good capacity for timely repayment.

       The distinguishing feature of Duff & Phelps Credit Ratings' short-term rating is the refinement of the traditional 1 category. The majority of short-term debt issuers carry the highest rating, yet quality differences exist within that tier. Obligations rated D-1+ indicate the highest certainty of timely payment. Safety is just below risk-free U.S. Treasury obligations. Obligations rated D-1 have a very high certainty of timely payment. Risk factors are minor. Obligations rated D-1- have a high certainty of timely payment. Risk factors are very small. Obligations rated D-2 have good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

       Thomson BankWatch short-term ratings are intended to assess the likelihood of an untimely or incomplete payment of principal or interest. Obligations rated TBW-1 indicate a very high likelihood that principal and interest will be paid on a timely basis. While the degree of safety regarding timely payment of principal and interest is strong for an obligation rated TBW-2, the relative degree of safety is not as high as for issues rated TBW-1.

       Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. A rating of F-1+ indicates exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment. Obligations rated F-1 have very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+. Issues assigned a rating of F-2 indicate good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

       Repurchase Agreements-A repurchase agreement, which provides a means to earn income on funds for periods as short as overnight, is an arrangement under which the purchaser (e.g., a Portfolio) purchases securities and the seller agrees, at the time of sale, to repurchase the securities at a specified time and price. The repurchase price will be higher than the purchase price, the difference being income to the purchaser, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the purchaser together with the repurchase price on repurchase. In either case, the income to the purchaser is unrelated to the interest rate on the securities subject to the repurchase agreement.

       Each Portfolio may enter into repurchase agreements with any bank or registered broker-dealer who, in the opinion of the AMR Trust Board presents a minimum risk of bankruptcy during the term of the agreement based upon guidelines that periodically are reviewed by the AMR Trust Board. Each Portfolio may enter into repurchase agreements as a short-term investment of its idle cash in order to earn income. The securities will be held by a custodian (or agent) approved by the AMR Trust Board during the term of the agreement. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), the Portfolio will direct the seller of the securities to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

       In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before the repurchase of the securities under a repurchase agreement, a Portfolio may encounter a delay and incur costs before being able to sell the security being held as collateral. Delays may involve loss of interest or decline in price of the securities. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the securities, in which case a Portfolio may incur a loss if the proceeds to the Portfolio from the sale of the securities to a third party are less than the repurchase price.

       Reverse Repurchase Agreements-The Portfolios may borrow funds for temporary purposes by entering into reverse repurchase agreements. Pursuant to such agreements, a Portfolio would sell portfolio securities to financial institutions such as banks and broker/dealers and agree to repurchase them at a mutually agreed-upon date and price. The Portfolios intend to enter into reverse repurchase agreements only to avoid selling securities to meet redemptions during market conditions deemed unfavorable by the investment adviser possessing investment authority. At the time a Portfolio enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as liquid high quality debt securities having a value not less than 100% of the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such required value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Portfolio may decline below the price at which such Portfolio is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by an investment company under the 1940 Act.

       Resource Recovery Obligations-Resource recovery obligations are a type of municipal revenue obligation issued to build facilities such as solid waste incinerators or waste-to-energy plants. Usually, a private corporation will be involved and the revenue cash flow will be supported by fees or units paid by municipalities for use of the facilities. The viability of a resource recovery project, environmental protection regulations and project operator tax incentives may affect the value and credit quality of these obligations.

       Revenue Obligations-Revenue obligations are backed by the revenue cash flow of a project or facility.

       Separately Traded Registered Interest and Principal Securities and Zero Coupon Obligations-Separately traded registered interest and principal securities or "STRIPS" and zero coupon obligations are securities that do not make regular interest payments. Instead they are sold at a discount from their face value. Each Portfolio will take into account as income a portion of the difference between these obligations' purchase prices and their face values. Because they do not pay coupon income, the prices of STRIPS and zero coupon obligations can be very volatile when interest rates change. STRIPS are zero coupon bonds issued by the U.S. Treasury.

       Tax, Revenue or Bond Anticipation Notes-Tax, revenue or bond anticipation notes are issued by municipalities in expectation of future tax or other revenues which are payable from these specific taxes or revenues. Bond anticipation notes usually provide interim financing in advance of an issue of bonds or notes, the proceeds of which are used to repay the anticipation notes. Tax-exempt commercial paper is issued by municipalities to help finance short-term capital or operating needs in anticipation of future tax or other revenue.

       U.S. Government Securities-U.S. Government securities are issued or guaranteed by the U.S. Government and include U.S. Treasury obligations (see definition below) and securities issued by U.S. agencies and instrumentalities.

       U. S. Government agencies or instrumentalities that issue or guarantee securities include, but are not limited to, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, GNMA, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Banks, FHLMC, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Inter-American Development Bank, Asian-American Development Bank, Agency for International Development, Student Loan Marketing Association and International Bank of Reconstruction and Development.

       Obligations of U.S. Government agencies and instrumentalities may or may not be supported by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the Treasury; others are supported by discretionary authority of the U.S. Government to purchase the agencies' obligations; while still others, such as the Student Loan Marketing Association, are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.

       U.S. Treasury Obligations-U.S. Treasury obligations include bills, notes and bonds issued by the U.S. Treasury and Separately Traded Registered Interest and Principal component parts of such obligations known as STRIPS.

       Variable or Floating Rate Obligations-A variable rate obligation is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate obligation is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Variable or floating rate obligations may be secured by bank letters of credit.

       Pursuant to Rule 2a-7 under the 1940 Act, variable or floating rate obligations with stated maturities of more than 397 days may be deemed to have shorter maturities as follows:

       (1) An obligation that is issued or guaranteed by the United States Government or any agency thereof which has a variable rate of interest readjusted no less frequently than every 762 days will be deemed by a Portfolio to have a maturity equal to the period remaining until the next readjustment of the interest rate.

       (2) A variable rate obligation, the principal amount of which is scheduled on the face of the instrument to be paid in 397 days or less, will be deemed by a Portfolio to have a maturity equal to the period remaining until the next readjustment of the interest rate.

       (3) A variable rate obligation that is subject to a demand feature will be deemed by a Portfolio to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

       (4) A floating rate obligation that is subject to a demand feature will be deemed by a Portfolio to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

       As used above, an obligation is "subject to a demand feature" when a Portfolio is entitled to receive the principal amount of the obligation either at any time on no more than 30 days' notice or at specified intervals not exceeding one year and upon no more than 30 days' notice.

       Variable Rate Auction and Residual Interest Obligations-Variable rate auction and residual interest obligations are created when an issuer or dealer separates the principal portion of a long-term, fixed-rate municipal bond into two long-term, variable-rate instruments. The interest rate on one portion reflects short-term interest rates, while the interest rate on the other portion is typically higher than the rate available on the original fixed-rate bond.


                              FINANCIAL STATEMENTS


       The American AAdvantage Money Market Funds' and the American AAdvantage Mileage Funds' Annual Reports to Shareholders for the fiscal year ended October 31, 1996, as audited by Ernst & Young, LLP, are supplied with the SAI, and the financial statements and accompanying notes appearing therein are incorporated by reference in this SAI.

                               TABLE OF CONTENTS


Investment Restrictions......................................................1


Trustees and Officers of the Trust and the AMR Trust.........................6


Management, Administrative Services and Distribution Fees...................11


Redemptions in Kind.........................................................13


Net Asset Value.............................................................13


Tax Information.............................................................13


Yield and Total Return Quotations...........................................16


Description of the Trust....................................................23


Control Persons and 5% Shareholders.........................................24


Other Information...........................................................28


Financial Statements........................................................43

                      STATEMENT OF ADDITIONAL INFORMATION

                   AMERICAN AADVANTAGE SHORT-TERM INCOME FUND

                                 MARCH 1, 1997




       The American AAdvantage Short-Term Income Fund (the "Fund") is a no-load, non-diversified portfolio of the American AAdvantage Funds (the "Trust"). The Fund consists of one class of shares. The Trust currently consists of nine separate investment portfolios, each with distinct investment objectives, purposes and strategies. This Statement of Additional Information ("SAI") pertains solely to the Fund and is authorized for distribution to prospective investors only if preceded or accompanied by a current Prospectus ("Prospectus") dated March 1, 1997. This SAI should be read in conjunction with the Prospectus of the Fund . A Prospectus may be obtained without charge by calling AMR Investment Services, Inc. (the "Manager") at (817) 967-3509.



                            INVESTMENT RESTRICTIONS

       In addition to the investment limitations noted in the Prospectus, the following restrictions have been adopted by the Fund and may be changed only by the majority vote of the Fund's outstanding shares, which as used herein means the lesser of (a) 67% of the shares of the Fund present at the shareholders' meeting if the holders of more than 50% of the shares are present and represented at the meeting or (b) more than 50% of the shares of the Fund. The Fund may not:

       1. Purchase or sell real estate or real estate limited partnership interests, provided, however, that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein when consistent with the other policies and limitations described in the Prospectus.

       2. Purchase or sell commodities (including direct interests and/or leases in oil, gas or minerals) or commodities contracts, except that the Fund may purchase and sell financial futures contracts (such as interest rate, bond index and foreign currency futures contracts), options (such as options on securities, indices, foreign currencies and futures contracts), forward currency contracts, swaps, caps, collars and floors, and may engage in transactions in foreign currencies and "when-issued" securities.

       3. Engage in the business of underwriting securities issued by others except to the extent that, in connection with disposition of securities, the Fund may be deemed an underwriter under federal securities laws.

       4. Make loans to any person or firm, provided, however, that the making of a loan shall not be construed to include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or (ii) the entry into repurchase agreements; and further provided, however, that the Fund may lend its portfolio securities to broker-dealers or other institutional investors in accordance with the guidelines stated in the Prospectus and SAI.

       5. Issue senior securities, except that the Fund may purchase and sell financial futures contracts (such as interest rate, bond index and foreign currency futures contracts), options (such as options on securities, indices, foreign currencies and futures contracts), forward currency contracts, swaps, caps, collars and floors, and engage in when-issued securities and forward commitment transactions.

       The following non-fundamental investment restrictions apply to the Fund and may be changed with respect to the Fund only by a majority vote of the Board of Trustees of the Trust ("Board"). Accordingly, the Fund may not:

       1. Purchase securities on margin or effect short sales (except that the Fund may (i) obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities) and (ii) make margin deposits and short sales and maintain short positions in connection with its use of options, futures contracts, forward currency contracts, swaps, caps, collars and floors and options on futures contracts.

       2. Invest more than 10% of its total assets in the securities of other investment companies.


                             TRUSTEES AND OFFICERS

       The Board provides broad supervision over the Trust's affairs. The Manager is responsible for the management of Trust assets, and the Trust's officers are responsible for the Trust's operations. The Trustees and officers are listed below together with their principal occupations during the past five years. All Trustees are also Trustees of the AMR Investment Services Trust and the American AAdvantage Mileage Funds. All officers of the Trust are also officers of the AMR Investment Services Trust and the American AAdvantage Mileage Funds. Unless otherwise indicated, the address of each person listed below is 4333 Amon Carter Boulevard, MD 5645, Fort Worth, Texas 76155.


                                      POSITION WITH
NAME, ADDRESS AND AGE                 THE TRUST                 PRINCIPAL OCCUPATION DURING PAST 5 YEARS
---------------------                 ---------                 ----------------------------------------
William F. Quinn*(49)                 Trustee and               President, AMR Investment Services, Inc. (November
                                      President                 1986-Present); Chairman, American Airlines
                                                                Employees Federal Credit Union (October
                                                                1989-Present); Trustee, American Performance Funds
                                                                (September 1990-July 1994); Director, Crescent Real
                                                                Estate Equities, Inc. (April 1994 - Present);
                                                                Trustee, American AAdvantage Mileage Funds
                                                                (1995-Present).

Alan D. Feld (59)                     Trustee                   Partner, Akin, Gump, Strauss, Hauer & Feld, LLP
1700 Pacific Avenue                                             (1960-Present)#; Director, Clear Channel
Suite 4100                                                      Communications (1984-Present); Director,
Dallas, Texas  75201                                            CenterPoint Properties, Inc. (1994-Present);
                                                                Trustee, American AAdvantage Mileage Funds
                                                                (1996-Present).

Ben J. Fortson (64)                   Trustee                   President and CEO, Fortson Oil Company
301 Commerce Street                                             (1958-Present); Director, Kimbell Art Foundation
Suite 3301                                                      (1964-Present); Director, Burnett Foundation
Fort Worth, Texas  76102                                        (1987-Present); Honorary Trustee, Texas Christian
                                                                University (1986-Present); Trustee, American
                                                                AAdvantage Mileage Funds (1996-Present).

                                      POSITION WITH
NAME, ADDRESS AND AGE                 THE TRUST                 PRINCIPAL OCCUPATION DURING PAST 5 YEARS
---------------------                 ---------                 ----------------------------------------
John S. Justin (80)                   Trustee                   Chairman and Chief Executive Officer, Justin
2821 West Seventh Street                                        Industries, Inc. (a diversified holding company)
Fort Worth, Texas  76107                                        (1969-Present); Executive Board Member  Blue
                                                                Cross/Blue Shield of Texas, (1985-Present); Board
                                                                Member, Zale Lipshy Hospital (June 1993 - Present);
                                                                Trustee, Texas Christian University (1980 -
                                                                Present); Director and Executive Board Member,
                                                                Moncrief Radiation Center (1985 - Present);
                                                                Director, Texas New Mexico Enterprises (1984-1993);
                                                                Director, Texas New Mexico Power Company
                                                                (1979-1993); Trustee, American AAdvantage Mileage
                                                                Funds (1995-Present)..

Stephen D. O'Sullivan* (61)           Trustee                   Consultant (July 1994-Present); Vice President and
5730 E 105th Street                                             Controller (April 1985-June 1994), American
Tulsa, Oklahoma  74137                                          Airlines, Inc.; Trustee, American AAdvantage
                                                                Mileage Funds (1995-Present).

Roger T. Staubach (55)                Trustee                   Chairman of the Board and Chief Executive Officer,
6750 LBJ Freeway                                                (1983-present) and President (1983-1991) of The
Dallas, Texas  75240                                            Staubach Company (a commercial real estate
                                                                company); Director, Halliburton Company
                                                                (1991-Present).; Director, First USA,
                                                                Inc.(1993-Present); Director, Brinker International
                                                                (1993-Present);   Director, Columbus Realty Trust
                                                                (1994 - present); Member of the Advisory Board, The
                                                                Salvation Army; Trustee, Institute for Aerobic
                                                                Research; Member of Executive Council,
                                                                Daytop/Dallas; former quarterback of the Dallas
                                                                Cowboys professional football team; Trustee,
                                                                American AAdvantage Mileage Funds (1995-Present).

Kneeland Youngblood, M.D.(40)         Trustee                   Physician (1982-Present); President (1983-Present),
2305 Cedar Springs Road                                         Youngblood Enterprises, Inc. (a health care
Suite 401                                                       investment and management firm); Trustee, Teachers
Dallas, Texas  75201                                            Retirement System of Texas (1993-Present);
                                                                Director, United States Enrichment Corporation
                                                                (1993-Present), Director, Just For the Kids
                                                                (1995-Present); Member, Council on Foreign
                                                                Relations  (1995-Present); Trustee, American
                                                                AAdvantage Mileage Funds (1996-Present).

Nancy A. Eckl (34)                    Vice President            Vice President AMR Investment Services, Inc.(
                                                                1990-Present),

                                      POSITION WITH
NAME, ADDRESS AND AGE                 THE TRUST                 PRINCIPAL OCCUPATION DURING PAST 5 YEARS
---------------------                 ---------                 ----------------------------------------
Michael W. Fields (43)                Vice President            Vice President, AMR Investment Services, Inc.
                                                                (1988-Present).

Barry Y. Greenberg (33)               Vice President            Director - Legal and Compliance, AMR Investment
                                      and Assistant             Services, Inc. (1995-Present); Branch Chief ( 1992-
                                      Secretary                 1995) and Staff Attorney (1988- 1992), Securities
                                                                and Exchange Commission.

Rebecca L. Harris (30)                Treasurer                 Director of Finance, 1995-Present), Controller,
                                                                (1991- 1995), AMR Investment Services, Inc.

John B. Roberson (38)                 Vice President            Vice President (1991-Present), AMR Investment
                                                                Services, Inc.

Janice B. Schwarz (37)                Assistant                 Senior Business Systems Coordinator (1996 to
                                      Secretary                 Present); Senior Compliance Analyst (1990-1996),
                                                                AMR Investment Services, Inc.

Clifford J. Alexander (53)            Secretary                 Partner, Kirkpatrick & Lockhart LLP (law firm)

Robert J. Zutz (44)                   Assistant                 Partner, Kirkpatrick & Lockhart LLP (law firm)
                                      Secretary



# The law firm of Akin, Gump, Strauss, Hauer & Feld LLP ("Akin, Gump") provides legal services to American Airlines, Inc., an affiliate of the Manager. Mr. Feld has advised the Trusts that he has had no material involvement in the services provided by Akin, Gump to American Airlines, Inc. and that he has received no material benefit in connection with these services. Akin, Gump does not provide legal services to the Manager or AMR Corporation.



* Messrs. Quinn and O'Sullivan, by virtue of their current or former positions, are deemed to be "interested persons" of the Trust and AMR Trust as defined by the 1940 Act.


       All Trustees and Officers as a group own less than 1% of the outstanding shares of the Fund.


       As compensation for their service to the Trust and the AMR Trust, the Independent Trustees and their spouses receive free air travel from American Airlines, Inc., an affiliate of the Manager. The Trust and the AMR Trust do not pay for these travel arrangements. However, the Trusts compensate each Trustee with payments in an amount equal to the Trustees' income tax on the value of this free airline travel. Mr. O'Sullivan, who as a retiree of American Airlines, Inc. already receives free airline travel, receives compensation annually of up to three round trip airline tickets for each of his three adult children. Trustees are also reimbursed for any expenses incurred in attending Board meetings. These amounts are reflected in the following table for the fiscal year ended October 31, 1996.(1)


-------------------

(1) Messrs. Feld and Fortson and Dr. Youngblood did not serve as Trustees during this period.

                                                      Pension or
                                                   Retirement Benefits      Estimated               Total
                                 Aggregate         Accrued as Part of        Annual              Compensation
                                Compensation             the               Benefits Upon        From AAdvantage
     Name of Trustee           From the Trust       Trust's Expenses        Retirement           Fund Complex
     ---------------           --------------       ----------------        ----------           ------------
John S. Justin                   $373                    $0                     $0                  $1,492
William F. Quinn                  $0                     $0                     $0                    $0
Stephen D. O'Sullivan            $458                    $0                     $0                  $1,832
Roger T. Staubach               $2,832                   $0                     $0                 $11,330



                               DISTRIBUTION FEES

       On September 1, 1995, Brokers Transaction Services, Inc. ("BTS"), as distributor of the Trust's Shares, began receiving an annualized fee of $50,000 from the Manager for distributing the Shares of the Trust and the American AAdvantage Mileage Funds. Prior to this date, the Trust was self-distributing.


                       PORTFOLIO SECURITIES TRANSACTIONS

       The Manager provides, in substance, that in executing portfolio transactions and selecting brokers or dealers, the principal objective of the Manager is to seek the best net price and execution available. It is expected that securities ordinarily will be purchased in the primary markets, and that in assessing the best net price and execution available, the Manager shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security and the financial condition and execution capability of the broker or dealer, for the specific transaction and on a continuing basis.

       In selecting brokers or dealers to execute particular transactions, the Manager is authorized to consider "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), the provision of statistical quotations (including the quotations necessary to determine the Fund's net asset value), the sale of Trust shares by such broker or the servicing of Trust shareholders by such broker, and other information provided to the Fund and to the Manager, provided, however, that the Manager determines that it has received the best net price and execution available.


                                NET ASSET VALUE

       The net asset value of the Fund is computed by dividing the value of the Fund's assets, less its liabilities, by the number of shares outstanding. The net asset value is computed each day on which shares are offered and purchase or redemption orders are accepted in accordance with procedures outlined in the Prospectus.

       The Fund's investment grade short-term obligations with 60 days or less to maturity are valued based on the amortized cost valuation technique. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value. Such market fluctuations are generally in response to changes in interest rates.


                                TAX INFORMATION

       To qualify for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), the Fund (which is treated as a separate corporation for these purposes) must, among other requirements:

       * Derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies or certain other income, including gains from options, futures and forward contracts ("Income Requirement");

       * Derive less than 30% of its gross income each taxable year from the sale or other disposition of securities, or any of the following, that were held for less than three months; options, futures or forward contracts (other than those on foreign currencies), or foreign currencies (or options, futures or forward contracts thereon) that are not directly related to the Fund's principal business of investing in securities (or options and futures with respect to securities) (the "Short-Short Limitation");

       * Diversify its investments in securities within certain statutory limits; and

       * Distribute annually to its shareholders at least 90% of its investment company income (generally, net investment income plus net short-term capital gain and gains from certain foreign currency transactions).

       Hedging strategies, such as entering into forward contracts, swap transactions and purchasing and selling options and futures contracts, involve complex rules that determine for income tax purposes the character and timing of recognition of gains and losses the Fund realizes in connection therewith. Income from foreign currencies (with the exception of certain gains that may be excluded by future regulations), and income from options, futures and forward contracts derived with respect to the Fund's business of investing in securities or foreign currencies, qualify as allowable income under the Income Requirement. However, income from the disposition of options or futures (other than those on foreign currencies) will be subject to the Short-Short Limitation if they are held for less than three months. Income from the disposition of foreign currencies, (and options, futures and forward contracts on foreign currencies), that are not directly related to the Fund's principal business of investing in securities (or options and futures with respect to securities) also will be subject to the Short-Short Limitation if held for less than three months.

       For purposes of determining whether the Fund satisfies the Short-Short Limitation, if the Fund satisfies certain requirements, an increase in value of a position that is part of a designated hedge will be offset by any decrease in value (whether realized or not) of the contra hedging position during the period of the hedge. Thus, only the net gain (if any) will be included in gross income for purposes of that limitation. For further detail, see "Other Information" under Strategic Transactions.

       Interest received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax treaties between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains on investments by foreign investors.

       The foregoing is only a summary of some of the important federal tax considerations affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, prospective investors are advised to consult their own tax advisers for more detailed information regarding the above and for information regarding federal, state and local taxes.

                       YIELD AND TOTAL RETURN QUOTATIONS

       A quotation of yield of the Fund may appear from time to time in advertisements and in communications to shareholders and others. Quotations of yields are indicative of yields for the limited historical period used but not for the future. Yield will vary as interest rates and other conditions change. Yield also depends on the quality, length of maturity and type of instruments invested in by the Fund, and the Fund's operating expenses. A comparison of the quoted yields offered for various investments is valid only if yields are calculated in the same manner. In addition, other similar investment companies may have more or less risk due to differences in the quality or maturity of securities held.

       The advertised yield for the Fund is computed by dividing the net investment income earned during a 30-day (or one month) period less the aggregate fees that are charged to all shareholder accounts in proportion to the 30-day (or one month) period and the weighted average size of an account in the Fund by the maximum offering price per share on the last day of the period, according to the following formula:

                                               6
                      YIELD = 2{(A-B)/(C*D) +1) -1}

where, with respect to the Fund, "a" is the dividends and interest earned during the period; "b" is the sum of the expenses accrued for the period (net of reimbursement, if any) and the aggregate fees that are charged to all shareholder accounts in proportion to the 30-day (or one month) period and the weighted average size of an account; "c" is the average daily number of shares outstanding during the period that were entitled to receive dividends; and "d" is the maximum offering price per share on the last day of the period.

       The Fund may also advertise a monthly distribution rate. The distribution rate gives the return of the Fund based solely on the dividend payout if someone was entitled to the dividends for an entire month. A monthly distribution rate is calculated from the following formula:

                    MONTHLY DISTRIBUTION RATE = A/P*(365/n)

where, "A" is the dividend accrual per share during the month, "P" is the share price at the end of the month and "n" is the number of days in the month. The "monthly dividend rate" is a non-standardized performance calculation and when used in an advertisement will be accompanied by the appropriate standardized SEC calculations.

       The advertised total return for the Fund would be calculated by equating an initial amount invested in the Fund to the ending redeemable value, according to the following formula:

                                         n
                                 P(1 + T)  = ERV

where "P" is a hypothetical initial payment of $1,000; "T" is the average annual total return for the Fund; "n" is the number of years involved; and "ERV" is the ending redeemable value of a hypothetical $1,000 payment made in the Fund at the beginning of the investment period covered.

       The Fund may also use "aggregate" total return figures for various periods which represent the cumulative change in value of an investment in the Fund for the specific period. Such total returns reflect changes in share prices of the Fund and assume reinvestment of dividends and distributions.


       In reports or other communications to shareholders or in advertising material, the Fund may from time to time compare its performance with that of other mutual funds in rankings prepared by IBC Financial Data, Inc., Lipper

Analytical Services, Inc., Morningstar, Inc., and other similar independent services which monitor the performance of mutual funds, or publications such as the "New York Times" and the "Wall Street Journal". The Fund may also compare its performance with various indices prepared by reporting services such as those of Morgan Stanley or Lehman Brothers.



                            DESCRIPTION OF THE TRUST

       The Trust is an entity of the type commonly known as a "Massachusetts business trust". Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for its obligations. However, the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust may maintain appropriate insurance (for example, fidelity bonding) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents to cover possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations. The Trust has not engaged in any other business.


                               OTHER INFORMATION

       Bank Deposit Notes-Bank deposit notes are obligations of a bank, rather than bank holding company corporate debt. The only structural difference between bank deposit notes and certificates of deposit is that interest on bank deposit notes is calculated on a 30/360 basis as are corporate notes/bonds. Similar to certificates of deposit, deposit notes represent bank level investments and, therefore, are senior to all bank holding company corporate debt.

       Bankers' Acceptances-Bankers' acceptances are short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity.

       Certificates of Deposit-Certificates of deposit are issued against funds deposited in an eligible bank (including its domestic and foreign branches, subsidiaries and agencies), are for a definite period of time, earn a specified rate of return and are normally negotiable.

       Commercial Paper-Commercial paper refers to promissory notes representing unsecured debt of a corporation or finance company with a fixed maturity of no more than 270 days.

       Eurodollar and Yankeedollar Obligations-Eurodollar obligations are U.S. dollar obligations issued outside the United States by domestic or foreign branches of U.S. banks. Yankeedollar obligations are U.S. dollar obligations issued inside the United States by foreign entities.


       Loan Participation Interests-Loan participation interests represent interests in bank loans made to corporations. The contractual arrangement with the bank transfers the cash stream of the underlying bank loan to the participating investor. Because the issuing bank does not guarantee the participations, they are subject to the credit risks generally associated with the underlying corporate borrower. In addition, because it may be necessary under the terms of the loan participation for the investor to assert through the issuing bank such rights as may exist against the underlying corporate borrower, in the event the underlying corporate borrower fails to pay principal and interest when due, the investor may be subject to delays, expenses and risks that are greater than those that would have been involved if the investor had purchased a direct obligation (such as commercial paper) of such borrower. Moreover, under the terms of the loan participation, the investor may be regarded as a creditor of the issuing bank (rather than of the underlying corporate borrower), so that the issuer may also be subject to the risk that the issuing bank may become insolvent. Further, in the event of the bankruptcy or insolvency of the corporate borrower, the loan participation may be subject to certain defenses that can be asserted by such borrower as a result of improper conduct by the issuing bank. The secondary market, if any, for these loan participations is extremely limited and any such participations purchased by the investor are regarded as illiquid.

       Loan Transactions-Loan transactions involve the lending of securities to a broker-dealer or institutional investor for its use in connection with short sales, arbitrages or other security transactions. The purpose of a qualified loan transaction is to afford a lender the opportunity to continue to earn income on the securities loaned and at the same time earn fee income or income on the collateral held by it.

       Securities loans will be made in accordance with the following conditions: (1) the Fund must receive at least 100% collateral in the form of cash or cash equivalents, securities of the U.S. Government, its agencies or instrumentalities, and letters of credit; (2) the borrower must increase the collateral whenever the market value of the loaned securities (determined on a daily basis) rises above the level of collateral; (3) the Fund must be able to terminate the loan after notice, at any time; (4) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest or other distributions on the securities loaned, and any increase in market value of the loaned securities;
(5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) voting rights on the securities loaned may pass to the borrower, provided, however, that if a material event affecting the investment occurs, the Board must be able to terminate the loan and vote proxies or enter into an alternative arrangement with the borrower to enable the Board to vote proxies.

       While there may be delays in recovery of loaned securities or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to firms deemed by the Board to be of good financial standing and will not be made unless the consideration to be earned from such loans would justify the risk. Such loan transactions are referred to in this SAI as "qualified" loan transactions.

       The cash collateral so acquired through qualified loan transactions may be invested only in those categories of high quality liquid securities previously authorized by the Board.

       Mortgage-backed Securities-Mortgage-backed securities consist of both collateralized mortgage obligations and mortgage pass-through certificates.

       Collateralized Mortgage Obligations ("CMOs")-CMOs and real estate mortgage investment conduits ("REMICs") are debt securities collateralized by mortgages, or mortgage pass-through securities. CMOs divide the cash flow generated from the underlying mortgages or mortgage pass-through securities into different groups referred to as "tranches," which are then retired sequentially over time in order of priority. The principal governmental issuers of such securities are the Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC"). CMOs are structured as trusts or corporations established for the purpose of issuing such CMOs and often have no assets other than those underlying the securities and any credit support provided. REMICs are a mortgage securities vehicle, authorized by the Tax Reform Act of 1986, that holds residential or commercial mortgages and issues securities representing interests in those mortgages. A REMIC may be formed as a


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corporation, partnership, or segregated pool of assets. The REMIC itself is generally exempt from federal income tax, but the income from the mortgages is reported by investors. For investment purposes, REMIC securities are virtually indistinguishable from CMOs.

       Mortgage Pass-through Certificates-Mortgage pass-through certificates are issued by governmental, government-related and private organizations which are backed by pools of mortgage loans.

       (1) Government National Mortgage Association ("GNMA") Mortgage Pass-Through Certificates ("Ginnie Maes")-GNMA is a wholly - owned U.S. Government Corporation within the Department of Housing and Urban Development. Ginnie Maes represent an undivided interest in a pool of mortgages that are insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. Ginnie Maes entitle the holder to receive all payments (including prepayments) of principal and interest owed by the individual mortgagors, net of fees paid to GNMA and to the issuer which assembles the mortgage pool and passes through the monthly mortgage payments to the certificate holders (typically, a mortgage banking firm), regardless of whether the individual mortgagor actually makes the payment. Because payments are made to certificate holders regardless of whether payments are actually received on the underlying mortgages, Ginnie Maes are of the "modified pass-through" mortgage certificate type. The GNMA is authorized to guarantee the timely payment of principal and interest on the Ginnie Maes. The GNMA guarantee is backed by the full faith and credit of the United States, and the GNMA has unlimited authority to borrow funds from the U.S. Treasury to make payments under the guarantee. The market for Ginnie Maes is highly liquid because of the size of the market and the active participation in the secondary market of security dealers and a variety of investors.

       (2) FHLMC Mortgage Participation Certificates ("Freddie Macs")-Freddie Macs represent interests in groups of specified first lien residential conventional mortgages underwritten and owned by the FHLMC. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. In cases where the FHLMC has not guaranteed timely payment of principal, the FHLMC may remit the amount due because of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable. Freddie Macs are not guaranteed by the United States or by any of the Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. The secondary market for Freddie Macs is highly liquid because of the size of the market and the active participation in the secondary market of the FHLMC, security dealers and a variety of investors.

       (3) FNMA Guaranteed Mortgage Pass-Through Certificates ("Fannie Maes")-Fannie Maes represent an undivided interest in a pool of conventional mortgage loans secured by first mortgages or deeds of trust, on one family or two to four family residential properties. The FNMA is obligated to distribute scheduled monthly installments of principal and interest on the mortgages in the pool, whether or not received, plus full principal of any foreclosed or otherwise liquidated mortgages. The obligation of the FNMA under its guarantee is solely its obligation and is not backed by, nor entitled to, the full faith and credit of the United States.

       (4) Mortgage-related Securities Issued by Private Organizations-Pools created by non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments in such pools. However, timely payment of interest and principal of these pools is often partially supported by various enhancements such as over-collateralization and senior/subordination structures and by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

       Ratings of Long-term Obligations-The Fund utilizes ratings provided by the following nationally recognized statistical rating organizations in order to determine eligibility of long-term obligations.

       The three highest Moody's Investors Service, Inc. ("Moody's") ratings for long-term obligations (or issuers thereof) are Aaa, Aa and A. Obligations rated Aaa are judged by Moody's to be of the best quality. Obligations rated Aa are judged to be of high quality by all standards. Together with the Aaa group, such debt comprises what is generally known as high-grade debt. Moody's states that debt rated Aa is rated lower than Aaa debt because margins of protection or other elements make long-term risks appear somewhat larger than for Aaa debt. Obligations which are rated A by Moody's possess many favorable investment attributes and are considered "upper medium-grade obligations". Moody's also supplies numerical indicators 1, 2, and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking; and modifier 3 indicates a ranking toward the lower end of the category.

       The three highest Standard & Poor's ("Standard & Poor's") ratings for long-term obligations are AAA, AA and A. Obligations rated AAA have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong. Obligations rated AA have a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree. Obligations rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

       Duff & Phelps' three highest ratings for long-term obligations are AAA, AA and A. Obligations rated AAA have the highest credit quality with risk factors being negligible. Obligations rated AA are of high credit quality and strong protection factors. Risk is modest but may vary slightly from time to time because of economic conditions. Obligations rated A have average but adequate protections factors. However, risk factors are more variable and greater in periods of economic stress.

       Thomson BankWatch long-term debt ratings apply to specific issues of long-term debt and preferred stock. They specifically assess the likelihood of an untimely repayment of principal or interest over the term to maturity of the rated instrument. BankWatch's three highest ratings for long-term obligations are AAA, AA and A. Obligations rated AAA indicate that the ability to repay principal and interest on a timely basis is very high. Obligations rated AA indicate a superior ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category. Obligations rated A indicate the ability to repay principal and interest is strong. Issues rated A could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

       Fitch Investors Service, Inc. investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner. Obligations rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonable foreseeable events. Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.



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Bonds rated A are considered to be investment grade and of high credit quality.
The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

       IBCA's three highest long term obligation ratings are AAA, AA and A. Obligations rated AAA are those for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially. AA obligations have a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic, or financial conditions may increase investment risk albeit not very significantly. Obligations rated A have a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic, or financial conditions may lead to increased investment risk.

       Standard & Poor's, Duff & Phelps and Fitch apply indicators "+","-," and no character to indicate relative standing within the major rating categories.

       Ratings of Short-term Obligations-The ratings P-1 and P-2 by Moody's are judged by Moody's to be of the "highest" quality and "higher" quality respectively on the basis of relative repayment capacity. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluations of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

       Short-term obligations (or issuers thereof) rated A-1 by Standard & Poor's have the following characteristics. Liquidity ratios are adequate to meet cash requirements. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determines whether the issuer's short-term obligation is rated A-1, A-2, or A-3.

       IBCA's short-term rating of A1 indicates obligations supported by the highest capacity for timely repayment. Where issues possess a particularly strong credit features, a rating of A1+ is assigned. Obligations rated A2 are supported by a good capacity for timely repayment.

       The distinguishing feature of Duff & Phelps Credit Rating's short-term rating is the refinement of the traditional 1 category. The majority of short-term debt issuers carry the highest rating, yet quality differences exist within that tier. Obligations rated D-1+ indicate the highest certainty of timely payment. Safety is just below risk-free U.S. Treasury obligations. Obligations rated D-1 have a very high certainty of timely payment. Risk factors are minor. Obligations rated D-1- have a high certainty of timely payment. Risk factors are very small. Obligations rated D-2 have good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

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

       Thomson BankWatch short-term ratings are intended to assess the likelihood of an untimely or incomplete payment of principal or interest. Obligations rated TBW-1 indicated a very high likelihood that principal and interest will be paid on a timely basis. While the degree of safety regarding timely payment of principal and interest is strong for an obligation rated TBW-2, the relative degree of safety is not as high as for issues rated TBW-1.

       Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. A rating of F-1+ indicates exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment. Obligations rated F-1 have very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+. Issues assigned a rating of F-1 indicated good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

       Repurchase Agreements-A repurchase agreement, which provides a means to earn income on funds for periods as short as overnight, is an arrangement under which the purchaser (i.e., the Fund) purchases securities and the seller agrees, at the time of sale, to repurchase the securities at a specified time and price. The repurchase price will be higher than the purchase price, the difference being income to the purchaser, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the purchaser together with the repurchase price on repurchase. In either case, the income to the purchaser is unrelated to the interest rate on the securities subject to the repurchase agreement.

       The Fund may enter into repurchase agreements with any bank or registered broker-dealer who, in the opinion of the Board, presents a minimum risk of bankruptcy during the term of the agreement based upon guidelines which periodically are reviewed by the Board. The Fund may enter into repurchase agreements as a short-term investment of its idle cash in order to earn income. The securities will be held by a custodian (or agent) approved by the Board during the term of the agreement. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the securities to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

       In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before the repurchase of the securities under a repurchase agreement, the Fund may encounter a delay and incur costs before being able to sell the security being held as collateral. Delays may involve loss of interest or decline in price of the securities. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the securities, in which case the Fund may incur a loss if the proceeds to the Fund from the sale of the securities to a third party are less than the repurchase price.

       Strategic Transactions-As discussed in the Prospectus, the Fund may use financial instruments ("Strategic Instruments"), such as financial futures contracts (such as interest rate, bond index and foreign currency futures contracts), options (such as options on securities, indices, foreign currencies and futures contracts), forward currency contracts and interest rate and currency swaps, caps, collars and floors. Such Strategic Instruments may be used without limit in altering the exposure of a particular investment or portion of the Fund's portfolio to fluctuations in interest rates or currency rates, to preserve a return or spread, to lock in unrealized market value gains or losses, to facilitate the sale or purchase of securities, to manage the duration of securities, to uncap a capped security or to convert a fixed rate security into a variable rate security.

       Strategic Instruments on securities generally are used to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Strategic Instruments on debt securities may be used to hedge either individual securities or broad fixed-income market sectors.

       The use of these strategies involves certain risks, including (1) the fact that skills used are different from those needed to select securities, (2) possible imperfect correlation between price movements of the investments being hedged, (3) the fact that, while hedging strategies can reduce the risk of loss, they can also reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments, and (4) the possible inability of the Fund to purchase or sell a security at a time when it would be advantageous to do so, or the possible need for the Fund to sell a security due to the need for the Fund to "cover" or segregate securities in connection with those transactions and the possible inability of the Fund to close out or liquidate its position.

       The use of Strategic Instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they are traded, the (CFTC) and various state regulatory authorities. In addition, the Fund's ability to use Strategic Instruments will be limited by tax considerations. See "Tax Information."

       In addition to the products, strategies and risks described below and in the Prospectus, the Manager expects to discover additional opportunities in connection with other Strategic Instruments. These new opportunities may become available as the Manager develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new techniques are developed. The Manager may utilize these opportunities to the extent that they are consistent with the Fund's investment objective and permitted by the Fund's investment limitations and applicable regulatory authorities. The Fund's Prospectus or SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

       Cover for Strategic Instruments-Transactions using Strategic Instruments may expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, futures, options, currencies or forward contracts or
(2) cash and short-term liquid debt securities with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above.

       Futures Contracts and Options on Futures Contracts-Futures contracts obligate a purchaser to take delivery of a specific amount of an obligation underlying the futures contract at a specified time in the future for a specified price. Likewise, the seller incurs an obligation to deliver the specified amount of the underlying obligation. Futures are traded on both U.S. and foreign commodities exchanges.

       The purchase of futures or call options on futures can serve as a long hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indices. Similarly, writing put options on futures contracts can serve as a limited long hedge.

       Futures strategies also can be used to manage the average duration of the Fund's fixed-income portfolio. If the Manager wishes to shorten the average




                                      14
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duration of the Fund's fixed-income portfolio, the Fund may sell a futures contract or a call option thereon, or purchase a put option on that futures contract. If the Manager wishes to lengthen the average duration of the Fund's fixed-income portfolio, the Fund may buy a futures contract or a call option thereon, or sell a put option thereon.

       No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the Fund is required to deposit "initial margin" consisting of cash or U.S. Government Securities in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment.

       Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking-to-market." Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations to or from a futures broker. When the Fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. In contrast, when the Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

       Purchasers and sellers of futures contracts and options thereon can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures contracts and options thereon may be closed only on an exchange or board of trade that provides a secondary market. The Fund intends to enter into futures contracts and options on futures only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

       Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or option thereon can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

       If the Fund were unable to liquidate a futures contract or options thereon due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options on futures , the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the futures contract or option thereon or to maintain cash or securities in a segregated account.

       To the extent that the Fund enters into futures contracts, options on futures contracts, or options on foreign currencies traded on an exchange regulated by the Commodities Futures Trading Commission ("CFTC"), in each case other than for bona fide hedging purposes (as defined by the CFTC), the


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aggregate initial margin and premiums required to establish those positions
(excluding the amount by which options are "in-the-money" at the time of purchase) will not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts that the Fund has entered into. This policy does not limit to 5% the percentage of the Fund's assets that are at risk in futures contracts and options on futures contracts.

       Foreign Currency Strategies - Special Considerations-The Fund may use Strategic Instruments on foreign currencies, to hedge against movements in the values of the foreign currencies in which the Fund's securities are denominated. Such currency hedges can protect against price movements in a security that the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

       The Fund might seek to hedge against changes in the value of particular currency when no Strategic Instruments on that currency are available or such Strategic Instruments are more expensive than certain other Strategic Instruments. In such cases, the Fund may hedge against price movements in that currency by entering into transactions using Strategic Instruments on another currency or a basket of currencies, the values of which the Manager believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the Strategic Instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

       There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market.

       Settlement of transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, the Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

       Forward Contracts-A forward foreign currency exchange contract ("forward contract") is a contract to purchase or sell a currency at a future date. The two parties to the contract set the number of days and the price. Forward contracts are used as a hedge against future movements in foreign exchange rates. The Fund may enter into forward contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or other foreign currency.

       Forward contracts may serve as long hedges -- for example, the Fund may purchase a forward contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Fund intends to acquire. Forward contracts may also serve as short hedges -- for example, the Fund may sell a forward contract to lock in the U.S. Dollar equivalent of the proceeds from the anticipated sale of a security denominated in a foreign currency or from anticipated dividend or interest payments denominated in a foreign currency. The Manager may seek to hedge against changes in the value of a particular currency by using forward contracts on another foreign currency or basket of currencies, the value of which the Manager believes will bear a positive correlation to the value of the currency being hedged.

       The cost to the Fund of engaging in forward contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into a principal basis, no fees or commissions are involved. When the Fund enters into a forward contract, it relies on the contra party to make or take delivery of the underlying currency at the maturity of the contract. Failure by the contra party to do so would result in the loss of any expected benefit of the transaction.

       Buyers and sellers of forward contracts can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward contracts, with the result that closing transactions generally can be made for forward contracts only by negotiating directly with the contra party. Thus, there can be no assurance that the Fund will in fact be able to close out a forward contract at a favorable price prior to maturity. In addition, in the event of insolvency of the contra party, the Fund might be unable to close out a forward contract at any time prior to maturity. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in the securities or currencies that are the subject of the hedge or to maintain cash or securities in a segregated account.

       The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities measured in the foreign currency will change after the forward contract has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

       Swaps, Caps, Collars and Floors-Swap agreements, including interest rate and currency swaps, caps, collars and floors, may be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Swaps involve two parties exchanging a series of cash flows at specified intervals. In the case of an interest rate swap, the parties exchange interest payments based on an agreed upon principal amount (referred to as the "notional principal amount"). Under the most basic scenario, Party A would pay a fixed rate on the notional principal amount to Party B, which would pay a floating rate on the same notional principal amount to Party A. Depending on their structure, swap agreements may increase or decrease the Fund's exposure to long or short-term interest rates (in the U.S. or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors. Swap agreements can take many different forms and are known by a variety of names.

       In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

       The Fund will set aside cash or appropriate liquid assets to cover its current obligations under swap transactions. If the Fund enters into a swap agreement on a net basis (that is, the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments), the Fund will maintain cash or liquid assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive

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under the agreement. If the Fund enters into a swap agreement on other than a net basis or writes a cap, collar or floor, it will maintain cash or liquid assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

       The most important factor in the performance of swap agreements is the change in the specific interest rate, currency exchange rate or other factor(s) that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the contra party's creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses.

       The Fund will enter into swaps, caps, collars and floors only with banks and recognized securities dealers believed by the Manager to present minimal credit risks in accordance with guidelines established by the Board. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreement relating to the transaction.

       The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps, collars and floors are more recent innovations for which documentation is less standardized and, accordingly, they are less liquid than swaps.

       U.S. Government Securities-U.S. Government securities are issued or guaranteed by the U.S. Government and include U.S. Treasury obligations (see definition below) and securities issued by U.S. agencies and instrumentalities.

       U. S. Government agencies or instrumentalities which issue or guarantee securities include, but are not limited to, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Inter-American Development Bank, Asian-American Development Bank, Agency for International Development, Student Loan Marketing Association and International Bank of Reconstruction and Development.

       Obligations of U.S. Government agencies and instrumentalities may or may not be supported by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase the agencies' obligations; while still others, such as the Student Loan Marketing Association, are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.

       U.S. Treasury Obligations-U.S. Treasury obligations include bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations known as STRIPS.

       Variable or Floating Rate Obligations-A variable rate obligation is one whose terms provide for the adjustment of its interest rate on set dates. A floating rate obligation is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes.

TABLE OF CONTENTS
-----------------



Investment Restrictions                                                Page


Trustees and Officers                                                  Page


Distribution Fees                                                      Page


Portfolio Securities Transactions                                      Page


Net Asset Value                                                        Page


Tax Information                                                        Page


Yield and Total Return Quotations                                      Page


Description of the Trust                                               Page


Other Information                                                      Page


--------

                           AMERICAN AADVANTAGE FUNDS

                           PART C. OTHER INFORMATION


Item 24.      Financial Statements and Exhibits

              (a) Financial Statements included as a part of this Registration Statement:

                     Included in Part A:

                     Financial Highlights - American AAdvantage Funds - for each year from commencement of operations up to fiscal year ending October 31, 1996.

                     Financial Highlights - American AAdvantage Money Market Mileage Fund (Platinum Class) - for the period January 29, 1996, (commencement of operations) to October 31, 1996.

                     Included in Part B:

                     American AAdvantage Funds - Statements of Assets and Liabilities - October 31, 1996; Statements of Changes in Net Assets for the years ended October 31, 1995 and October 31, 1996; Statements of Operations - for the year ended October 31, 1996; Notes to Financial Statements; Report of Ernst & Young LLP, Independent Auditors, dated December 20, 1996.

                     American AAdvantage Money Market Mileage Fund -Platinum Class - Statements of Assets and Liabilities - October 31, 1996; Statements of Operations for the year ended October 31, 1996; Statements of Changes in Net Assets for the year ended October 31, 1996; Notes to Financial Statements; Report of Ernst & Young LLP, Independent Auditors, dated December 20, 1996.

                     AMR Investment Services Trust - Schedules of Investments - October 31, 1996; Statements of Assets and Liabilities - October 31, 1996; Statements of Operations for the year ended October 31, 1996; Statements of Changes in Net Assets for the year ended October 31, 1996; Notes to Financial Statements; Report of Ernst & Young LLP, Independent Auditors dated December 20, 1996.

              (b)    Exhibits:

                     (1)    Declaration of Trust(i)

                     (2)    Bylaws(i)

                     (3)    Voting trust agreement -- none

                     (4)    Specimen security -- none

                     (5)    (a)    Fund Management Agreement(iv), (ix), (x),
                                   (xii) & (filed herewith)
                            (b)    Fund Advisory Agreements(iii), (iv), (v),
                                   (ix), (xiii) & (filed herewith)
                            (c)    Administrative Services Agreement for the
                                   PlanAhead, AMR and Institutional
                                   Classes(iv), (ix) & (x)
                            (d)    Administrative Services Plan for the
                                   Platinum Class(x)

                     (6)    Distribution Agreement(x)

                     (7)    Bonus, profit sharing or pension plans -- none

                     (8)    Custodian Agreement(ii) & (xii)

                     (9)    (a)    Transfer Agency and Service Agreement with
                                   NationsBank Texas, N.A.(ii), (xii) and
                                   (xiii)
                            (b)    Transfer Agency and Registrar Agreement with
                                   Goldman, Sachs & Co.(vi) (ix) & (xii)
                            (c)    Service Plan Agreement for the PlanAhead
                                   Class(ix)

                     (10)   Opinion and consent of counsel - (xv)

                     (11)   Consent of Independent Auditors - (filed herewith)

                     (12)   Financial statements omitted from prospectus - none

                     (13)   Letter of investment intent(ii)

                     (14)   Prototype retirement plan -- none

                     (15)   (a)    Plan pursuant to Rule 12b-1 for the
                                   Institutional, PlanAhead and AMR Classes(ii)
                            (b)    Plan pursuant to Rule 12b-1 for the Platinum
                                   Class(x)

                     (16)   Schedule for Computation of Performance Quotations
                            - (filed herewith)

                     (17)   Financial Data Schedules (filed herewith as Exhibit
                            27)

                     (18)   Amended and Restated Plan pursuant to Rule 18f-
                            3(xi)

                     Other Exhibits - Powers of Attorney for Trustees.

(i) Incorporated by reference to the initial registration statement of the American AAdvantage Funds ("Trust") on Form N-1A as filed with the Securities and Exchange Commission ("SEC") on January 16, 1987.
(ii) Incorporated by reference to Pre-Effective Amendment No. 2 to the registration statement of the Trust on Form N-1A as filed with the SEC on April 1, 1987.
(iii)         Incorporated by reference to Post-Effective Amendment ("PEA") No.
              1 to the registration statement of the Trust on Form N-1A as filed with the SEC on December 30, 1987.
(iv) Incorporated by reference to PEA No. 4 to the registration statement of the Trust on Form N-1A as filed with the SEC on December 31, 1990.
(v) Incorporated by reference to PEA No. 5 to the registration statement of the Trust on Form N-1A as filed with the SEC on July 29, 1991.
(vi) Incorporated by reference to PEA No. 8 to the registration statement of the Trust on Form N-1A as filed with the SEC on August 30, 1993.
(vii) Incorporated by reference to PEA No. 9 to the registration statement of the Trust on Form N-1A as filed with the SEC on December 23, 1993.
(viii) Incorporated by reference to PEA No. 10 to the registration statement of the Trust on Form N-1A as filed with the SEC on June 1, 1994.
(ix) Incorporated by reference to PEA No. 11 to the registration statement of the Trust on Form N-1A as filed with the SEC on December 28, 1994.
(x) Incorporated by reference to PEA No. 13 to the registration statement of the Trust on Form N-1A as filed with the SEC on August 22, 1995.

(xi) Incorporated by reference to PEA No. 14 to the registration statement of the Trust on Form N-1A as filed with the SEC on September 11, 1995.
(xii) Incorporated by reference to PEA No. 15 to the registration statement of the Trust on Form N-1A as filed with the SEC on December 22, 1995.
(xiii) Incorporated by reference to PEA No. 16 to the registration statement of the Trust on Form N-1A as filed with the SEC on May 1, 1996.
(xiv) Incorporated by reference to PEA No. 17 to the registration statement of the Trust on Form N-1A as filed with the SEC on August 16, 1996.
(xv) Incorporated by reference to the legal opinion contained in the Trust's Rule 24f-2 Notice as filed with the SEC on December 20, 1996.

Item 25.      Persons Controlled by or under Common Control with Registrant

              See "Control Persons and 5% Shareholders" in the Statement of Additional Information dated January 1, 1997.

Item 26.      Number of Holders of Securities

                             Number of Record Holders as of December 31, 1996
                             ------------------------------------------------
                                 Inst'l     PlanAhead      AMR     Platinum
           Fund                  Class        Class       Class     Class
           ----                  ------     ---------     -----     -----
 Balanced Fund                     28          262          4          -
 Growth and Income Fund            23          433          2          -
 International Equity              32          209          4          -
   Fund
 Limited-Term Income               18           37          1          -
   Fund
 Money Market Fund                168        1,491          -          2
 Municipal Money Market             3           44          -          2
   Fund
 Short-Term Income Fund             -           -           -          -
 S&P 500 Index Fund                 -           -           1          -
 U.S. Treasury Money                9           46          -          2
   Market Fund

Item 27.      Indemnification

       Article XI, Section 2 of the Declaration of Trust of the Trust provides that:

       (a)    Subject to the exceptions and limitations contained in paragraph
              (b) below:

              (i) every person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as "Covered Person") shall be indemnified by the appropriate portfolios to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

              (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

       (b)    No indemnification shall be provided hereunder to a Covered
Person:

              (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

              (ii) in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither interested persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or
(C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that any Shareholder may, by appropriate legal proceedings, challenge any such determination by the Trustees, or by independent counsel.

       (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law.

       (d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit, or proceeding of the character described in paragraph (a) of this Section 2 may be paid by the applicable Portfolio from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust if it is ultimately determined that he is not entitled to indemnification under this Section 2; provided, however, that:

              (i) such Covered Person shall have provided appropriate security for such undertaking;

              (ii) the Trust is insured against losses arising out of any such advance payments; or

              (iii) either a majority of the Trustees who are neither interested persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 2.

       According to Article XII, Section 1 of the Declaration of Trust, the Trust is a trust, not a partnership. Trustees are not liable personally to any person extending credit to, contracting with or having any claim against the Trust, a particular Portfolio or the Trustees. A Trustee, however, is not protected from liability due to willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

       Article XII, Section 2 provides that, subject to the provisions of
Section 1 of Article XII and to Article XI, the Trustees are not liable for errors of judgment or mistakes of fact or law, or for any act or omission in accordance with advice of counsel or other experts or for failing to follow such advice.

Item 28.      I.     Business and Other Connections of Investment Manager

       AMR Investment Services, Inc. (the "Manager"), 4333 Amon Carter Boulevard, MD 5645, Fort Worth, Texas 76155, offers investment management and administrative services. Information as to the officers and directors of the Manager is included in its current Form ADV filed with the SEC and is incorporated by reference herein.

              II.    Business and Other Connections of Investment Advisers

       The investment advisers listed below provide investment advisory services to the Trust.

       Barrow, Hanley, Mewhinney & Strauss, 3232 McKinney Avenue, 15th Floor, Dallas, Texas 75204.

       Brandywine Asset Management, Inc., 201 North Walnut Street, Wilmington, Delaware 19801.

       GSB Investment Management, Inc., 301 Commerce Street, Suite 1501, Fort Worth, Texas 76102.

       Hotchkis and Wiley, 800 West Sixth Street, 5th Floor, Los Angeles, California 90017.

       Independence Investment Associates, Inc., 53 State Street, Boston, Massachusetts 02109.

       Morgan Stanley Asset Management Inc., 1221 Avenue of the Americas, 21st Floor, New York, New York 10020.

       Rowe Price-Fleming International, Inc., 100 East Pratt Street, Baltimore, Maryland 21202.

       Templeton Investment Counsel, Inc. 500 East Broward Blvd., Ft. Lauderdale, Florida 33394.

       Information as to the officers and directors of each of the above investment advisers is included in that adviser's current Form ADV filed with the SEC and is incorporated by reference herein.

Item 29.      Principal Underwriter

              (a) Brokers Transaction Services, Inc., 7001 Preston Road, Dallas, TX 75205 is the principal underwriter for the Trust and the American AAdvantage Mileage Funds.

              (b) The directors and officers of the Trust's principal underwriter are:

                          Positions & Offices                Position
Name                       with Underwriter                  with Registrant
----                      -------------------                ---------------
Don A. Buckholz           Chairman, Director                 None


Raymond E. Wooldridge     Chief Executive Officer,           None
                          Director

William D. Felder         Executive Vice                     None
                          President, Director

Sue H. Peden              President                          None


Item 30.      Location of Accounts and Records

       The books and other documents required by Rule 31a-1 under the Investment Company Act of 1940 are maintained as follows:

31a-1(b)(1) - Journals - in the physical possession of the Trust's custodian
       (NationsBank of Texas, NA);
31a-1(b)(2)(i),(ii)&(iii) - in the physical possession of the Trust's custodian 31a-1(b)(2)(iv) - in the physical possession of the Trust's transfer agents
       (NationsBank NA and Goldman Sachs)
31a-1(b)(4) - in the physical possession of the Trust's Manager
31a-1(b)(5) - in the physical possession of the Trust's investment advisers 31a-1(b)(6) - A record of other purchases or sales etc. - in the physical possession of the Trust's Manager, investment advisers and custodian 31a-1(b)(7) - in the physical possession of the Trust's custodian
31a-1(b)(8) - in the physical possession of the Trust's custodian
31a-1(b)(9) - in the physical possession of the Trust's investment advisers. 31a-1(b)(10) - in the physical possession of the Trust's Manager
31a-1(b)(11) - in the physical possession of the Trust's Manager
31a-1(b)(12) - in the physical possession of the Trust's Manager, investment advisers and custodian

Item 31.      Management Services

              All substantive provisions of any management-related service contract are discussed in Part A or Part B.

Item 32.      Undertakings

       Registrant hereby undertakes, if requested by the holders of at least 10% of the Registrant's outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a trustee or trustees and to assist in communications with other shareholders in accordance with
Section 16(c) of the 1940 Act, as though Section 16(c) applied.

       Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of its latest annual report to Shareholders, upon request and without charge.

       Registrant hereby undertakes to carry out all indemnification provisions of its Declaration of Trust in accordance with Investment Company Act Release No. 11330 (September 4, 1980) and successor releases.

       Insofar as indemnification for liability arising under the Securities Act of 1933, as amended ("1933 Act"), may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the provisions under Item 27 herein, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication.

                                   SIGNATURES

       Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 19 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fort Worth and the State of Texas on February 13, 1997.


                                           AMERICAN AADVANTAGE FUNDS

                                           By:  /s/ William F. Quinn
                                               ---------------------------------
                                                  William F. Quinn
                                                  President
Attest:

/s/ Barry Y. Greenberg
-----------------------------------
Barry Y. Greenberg
Vice President and Assistant Secretary

       Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 19 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                          Title                    Date
---------                          -----                    ----
/s/ William F. Quinn               President and            February 13, 1997
------------------------------     Trustee
William F. Quinn

Alan D. Feld*                      Trustee                  February 13, 1997
------------------------------
Alan D. Feld

Ben J. Fortsen*                    Trustee                  February 13, 1997
------------------------------
Ben J. Fortsen

John S. Justin*                    Trustee                  February 13, 1997
------------------------------
John S. Justin

Stephen D. O'Sullivan*             Trustee                  February 13, 1997
------------------------------
Stephen D. O'Sullivan

Roger T. Staubach*                 Trustee                  February 13, 1997
------------------------------
Roger T. Staubach

Dr. Kneeland Youngblood *          Trustee                  February 13, 1997
------------------------------
Dr. Kneeland Youngblood

*By /s/ William F. Quinn
    ----------------------------------
    William F. Quinn, Attorney-In-Fact

                                   SIGNATURES

       Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, AMR Investment Services Trust has duly caused this Post-Effective Amendment No. 19 to the Registration Statement for the American AAdvantage Funds on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fort Worth and the State of Texas on February 13, 1997.


                                           AMR Investment Services Trust

                                           By:  /s/ William F. Quinn
                                               ---------------------------------
                                                  William F. Quinn
                                                  President
Attest:

/s/ Barry Y. Greenberg
-----------------------------------
Barry Y. Greenberg
Vice President and Assistant Secretary


       Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 19 to the Registration Statement for the American AAdvantage Funds has been signed below by the following persons in the capacities and on the dates indicated.

Signature                          Title                    Date
---------                          -----                    ----
/s/ William F. Quinn               President and            February 13, 1997
------------------------------     Trustee
William F. Quinn

Alan D. Feld*                      Trustee                  February 13, 1997
------------------------------
Alan D. Feld

Ben J. Fortsen*                    Trustee                  February 13, 1997
------------------------------
Ben J. Fortsen

John S. Justin*                    Trustee                  February 13, 1997
------------------------------
John S. Justin

Stephen D. O'Sullivan*             Trustee                  February 13, 1997
------------------------------
Stephen D. O'Sullivan

Roger T. Staubach*                 Trustee                  February 13, 1997
------------------------------
Roger T. Staubach

Dr. Kneeland Youngblood *          Trustee                  February 13, 1997
------------------------------
Dr. Kneeland Youngblood


*By /s/ William F. Quinn
    ----------------------------------
    William F. Quinn, Attorney-In-Fact

                                   SIGNATURES

        Equity 500 Index Portfolio has duly caused this Post-Effective Amendment No. 19 to the Registration Statement for the American AAdvantage Funds to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Pittsburgh and the Commonwealth of Pennsylvania on February 13, 1997.


                                           EQUITY 500 INDEX PORTFOLIO

                                           By:  Ronald M. Petnuch*
                                               ---------------------------------
                                                  Ronald M. Petnuch
                                                  President


        This Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A of the American AAdvantage Funds has been signed below by the following persons in the capacities indicated with respect to Equity 500 Index Portfolio on February 13, 1997.

Signature                                     Title
Philip W. Coolidge*                           Trustee
-------------------------
Philip W. Coolidge

Charles P. Biggar*                            Trustee
-------------------------
Charles P. Biggar

Philip Saunders, Jr.*                         Trustee
-------------------------
Philip Saunders, Jr.

S. Leland Dill*                               Trustee
-------------------------
S. Leland Dill

Ronald M. Petnuch*                            President and Treasurer (Chief
-------------------------                     Executive Officer, Principal
Ronald M. Petnuch                             Financial and Accounting Officer)

*By: /s/ Jay S. Neuman
    ---------------------
   Jay S. Neuman, Secretary of Equity 500 Index Portfolio as Attorney-in-Fact.

                               INDEX TO EXHIBITS

Exhibit
Number  Description                                                             Page
------  -----------                                                             ----
1      Declaration of Trust(i)

2      Bylaws(i)

3      Voting trust agreement -- none

4      Specimen security -- none

5      (a)    Fund Management Agreement(iv), (ix), (x), (xii) & (filed
              herewith)
       (b)    Fund Advisory Agreements(iii), (iv), (v), (viii), (ix), (xiii) &
              (filed herewith)
       (c)    Administrative Services Agreement for the AMR, Institutional and
              PlanAhead Classes (iv), (ix) & (x)
       (d)    Administrative Services Plan for the Platinum Class(x)

6      Distribution Agreement(x)

7      Bonus, profit sharing or pension plans -- none

8      Custodian Agreement(ii) & (xii)

9      (a)    Transfer Agency and Service Agreement with NationsBank Texas,
              N.A.(ii), (xii) & (xiii)
       (b)    Transfer Agency and Registrar Agreement with Goldman, Sachs &
              Co.(vi), (ix) & (xii)
       (c)    Service Plan Agreement for the PlanAhead Class(ix)

10     Opinion and consent of counsel (xv)

11     Consent of Independent Auditors (filed herewith)

12     Financial statements omitted from prospectus - none

13     Letter of investment intent(ii)

14     Prototype retirement plan -- none

15     (a)    Plan pursuant to Rule 12b-1 for the Institutional, PlanAhead and
              AMR Classes(ii)
       (b)    Plan pursuant to Rule 12b-1 for the Platinum Class (x)

16     Schedule for Computation of Performance Quotations(filed herewith)

17     Electronic Filers -- (filed herewith as Exhibit 27)

18     Amended and Restated Plan pursuant to Rule 18f-3(xi)

Other Exhibits - Power of Attorney for Trustees

(i) Incorporated by reference to the initial registration statement of the American AAdvantage Funds ("Trust") on Form N-1A as filed with the Securities and Exchange Commission ("SEC") on January 16, 1987.
(ii) Incorporated by reference to Pre-Effective Amendment No. 2 to the registration statement of the Trust on Form N-1A as filed with the SEC on April 1, 1987.
(iii) Incorporated by reference to Post-Effective Amendment ("PEA") No. 1 to the registration statement of the Trust on Form N-1A as filed with the SEC on December 30, 1987.
(iv) Incorporated by reference to PEA No. 4 to the registration statement of the Trust on Form N-1A as filed with the SEC on December 31, 1990.
(v) Incorporated by reference to PEA No. 5 to the registration statement of the Trust on Form N-1A as filed with the SEC on July 29, 1991.
(vi) Incorporated by reference to PEA No. 8 to the registration statement of the Trust on Form N-1A as filed with the SEC on August 30, 1993.
(vii) Incorporated by reference to PEA No. 9 to the registration statement of the Trust on Form N-1A as filed with the SEC on December 23, 1993.
(viii) Incorporated by reference to PEA No. 10 to the registration statement of the Trust on Form N-1A as filed with the SEC on June 1, 1994.
(ix) Incorporated by reference to PEA No. 11 to the registration statement of the Trust on Form N-1A as filed with the SEC on December 28, 1994.
(x) Incorporated by reference to PEA No. 13 to the registration statement of the Trust on Form N-1A as filed with the SEC on August 22, 1995.
(xi) Incorporated by reference to PEA No. 14 to the registration statement of the Trust on Form N-1A as filed with the SEC on September 11, 1995.
(xii) Incorporated by reference to PEA No. 15 to the registration statement of the Trust on Form N-1A as filed with the SEC on December 22, 1995.
(xiii) Incorporated by reference to PEA No. 16 to the registration statement of the Trust on Form N-1A as filed with the SEC on May 1, 1996.
(xiv) Incorporated by reference to PEA No. 17 to the registration statement of the Trust on Form N-1A as filed with the SEC on August 16, 1996.
(xv) Incorporated by reference to the legal opinion contained in the Trust's Rule 24f-2 Notice as filed with the SEC on December 20, 1996.





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